SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
April 27, 2022

FORM N-6
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	[ ]
Post-Effective Amendment No. (File No. )	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 102 (File No. 811-05213)	[x]
(Check appropriate box or boxes)

Exact Name of Registrant:
RiverSource of New York Account 8

Name of Depositor:
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
Address of Depositor’s Principal Executive Offices, Zip Code
Depositor’s Telephone Number, including Area Code:

20 Madison Avenue Extension Albany, NY 12203
(800) 541-2251
Name and Address of Agent for Service:
Nicole D. Wood, Esq.
5229 Ameriprise Financial Center
Minneapolis, MN 55474

Approximate Date of Proposed Public Offering N/A
It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 29, 2022 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on [date] pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A: PROSPECTUS

Prospectus
April 29, 2022
RiverSource®
RiverSource® Variable Universal Life 6 Insurance
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
Issued by:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)
20 Madison Avenue Extension Albany, NY 12203 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance RiverSource of New York Account 8
Service Center:	RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance
This prospectus contains information that you should know about the life insurance policy before investing in RiverSource Variable Universal Life 6 Insurance (VUL 6 – NY).
The purpose of the policy is to provide life insurance protection on the life of the Insured and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death. You may direct your Net Premiums or transfers to:
•	A Fixed Account to which we credit interest.
•	Indexed Accounts to which we credit interest.
•	Subaccounts that invest in underlying Funds.
Prospectuses are available for the Funds that are investment options under the policy. Please read all prospectuses carefully and keep them for future reference.
RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the Fund prospectuses. Do not rely on any such information or representations. Sale of the policy is contingent upon approval by the New York State Department of Financial Services.
Please note that your investments in a policy and its underlying Funds:
•	Are NOT deposits or obligations of a bank or financial institution;
•	Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and
•	Are subject to risks including loss of the amount you invested and the policy ending without value.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested. Before you invest, be sure to ask your sales representative about the policy’s features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

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If you are a new investor in the policy, you may cancel your policy within 10 days of receiving it without paying penalties (if the policy is intended to replace an existing policy, this cancellation period is extended to 60 days). In some states, this cancellation period may be longer. Upon cancellation, you will receive a full refund of all premiums paid, including any policy fees or other charges, less Indebtedness. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
For your convenience, we have defined certain words and phrases used in this prospectus in the “Key Terms” section.

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Key Terms
These terms can help you understand details about your policy.
Accumulation Unit: An accounting unit used to calculate the value of the Subaccounts.
Attained Insurance Age: The Insured's Insurance Age plus the number of Policy Anniversaries since the Policy Date. Attained Insurance Age changes only on a Policy Anniversary.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit Proceeds.
Cash Surrender Value: Proceeds received if you surrender the policy in full. The Cash Surrender Value equals the Policy Value minus Indebtedness and any applicable Surrender Charges.
Close of Business: The time the New York Stock Exchange (NYSE) closes, 4 p.m. Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Death Benefit Valuation Date: The date of the Insured’s death when death occurs on a Valuation Date. If the Insured does not die on a Valuation Date, then the Death Benefit Valuation Date is the next Valuation Date following the date of the Insured’s death.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Fixed Account: The portion of the Policy Value that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.
Fixed Account Value: The portion of the Policy Value that you allocate to the Fixed Account, including Indebtedness.
Full Surrender: The withdrawal of the full Cash Surrender Value and termination of the policy.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the Subaccounts of the Variable Account invests in a specific one of these Funds.
Good Order: We cannot process your transaction request relating to the policy until we have received the request in Good Order at our Service Center. “Good Order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “Good Order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the Subaccounts, the Indexed Accounts and the Fixed Account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and
any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy Owners for the request to be in Good Order. With respect to purchase requests, “Good Order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Indexed Account: The portion of the Policy Value that has the ability to earn interest based on a change in the value of one or more designated indexes.
Insurance Age: The age of the Insured, based upon his or her nearest birthday on the date of the application.
Insured: The person whose life is insured by the policy.
Lapse: The policy ends without value and no death benefit is paid.
Minimum Initial Premium: The premium amount used to determine if the Minimum Initial Premium Guarantee is in effect. The Minimum Initial Premium is shown under Policy Data and depends on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider, the initial Specified amount and death benefit option.
Minimum Initial Premium Guarantee: A feature of the policy guaranteeing that the policy will remain in force over the Minimum Initial Premium Guarantee Period as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction. This feature is in effect as long as certain premium payment requirements are met.
Minimum Initial Premium Period: The maximum duration the Minimum Initial Premium Guarantee can be in effect if all requirements are met. The Minimum Initial Premium Period is shown under Policy Data.
Monthly Date: The same day each month as the Policy Date. If there is no Monthly Date in a calendar month, the Monthly Date is the first day of the next calendar month.
Net Amount at Risk: A portion of the death benefit equal to the current death benefit divided by the guaranteed interest rate factor shown under Policy Data minus the Policy Value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.
Net Premium: The premium paid minus the premium expense charge.

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No-Lapse Guarantee (NLG): A feature of the policy guaranteeing that the policy will remain in force over the No-Lapse Guarantee Period even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect as long as certain premium payment requirements are met.
No-Lapse Guarantee Period: The maximum duration the NLG can be in effect if the premium payment requirements are met. The No-Lapse Guarantee Period for the NLG is shown under Policy Data and depends on the Insured’s Insurance Age.
No-Lapse Guarantee Premium: The premium amount used to determine if the NLG is in effect. The NLG Premium is shown under Policy Data and depends on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider, the initial Specified Amount and death benefit option.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Partial Surrender: The withdrawal of an amount of the Policy Value that is less than the full Cash Surrender Value. Sometimes we refer to a Partial Surrender as a withdrawal.
Policy Anniversary: The same day and month as the Policy Date each year the policy remains in force.
Policy Data: The portion of the policy that includes specific information on your policy regarding your policy’s benefits, amount and duration of guaranteed charges, premium information, and other benefit data applicable to the Insured.
Policy Date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months. The Policy Date is shown under Policy Data.
Policy Value: The sum of the Fixed Account Value plus the Variable Account Value.
Proceeds: The amount payable under the policy as follows:
•	Upon death of the Insured prior to the date the Insured has reached Attained Insurance Age 120, Proceeds will be the death benefit option in effect as of the date of the Insured’s death, minus any Indebtedness.
•	Upon death of the Insured on or after the Insured has reached Attained Insurance Age 120, Proceeds will be the greater of:
—	the Policy Value on the date of the Insured’s death minus any Indebtedness on the date of the Insured’s death; or
—	the death benefit on the Insured's Attained Insurance Age 120 Policy Anniversary minus any partial surrenders and partial surrender fees occurring after the Insured's Attained Insurance Age 120 Policy Anniversary.
•	On surrender of the policy, the Proceeds will be the Cash Surrender Value.
Pro Rata Basis: Method for allocating amounts to the Fixed Account and to each of the Subaccounts. It is proportional to the value (minus Indebtedness in the Fixed Account) that each bears to the total Policy Value (minus Indebtedness and minus the values of the Indexed Accounts).
Risk Classification: A group of insureds that RiverSource Life of NY expects will have similar mortality experience.
RiverSource Life of NY: In this prospectus, “we,” “us,” “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York.
Scheduled Premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in Good Order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified Amount: An amount chosen by you that we use to determine the death benefit and the Proceeds payable upon death of the Insured prior to the Insured’s Attained Insurance Age 120 Policy Anniversary. If death benefit option 1 is chosen, this is the amount of life insurance coverage you want. For death benefit option 2 and 3, this is the minimum amount of life insurance coverage. We show the initial Specified Amount you have chosen in your policy.
Subaccounts: Each Subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or Fund.
Surrender Charge: A charge we assess against the Policy Value at the time of surrender, or if the policy Lapses, during the first ten years of the policy and for ten years after an increase in coverage.
Valuation Date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00 PM Eastern Time. At the NYSE close, the next Valuation Date begins. We calculate the Accumulation Unit value of each Subaccount on each Valuation Date. If we receive your transaction request at our Service Center before the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the Valuation Date we received your transaction request in Good Order. On the other hand, if we receive your transaction request in Good Order at our Service Center at or after the Close of Business, we will process your transaction using the Accumulation Unit value we

6     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

calculate on the next Valuation Date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the Close of Business in order for us to process it using the Accumulation Unit value we calculate on that Valuation Date. If you were not able to complete your transaction before the Close of Business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date.
Valuation Period: The interval that commences at the Close of Business on each Valuation Date and goes up to the Close of Business on the next Valuation Date.
Variable Account: RiverSource of New York Account 8 consisting of Subaccounts, each of which invests in a particular Fund. The Policy Value in each Subaccount depends on the performance of the particular Fund.
Variable Account Value: The sum of the values that you allocate to the Subaccounts of the Variable Account.

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Key Information Table
Important Information You Should Consider About the Contract
	FEES AND EXPENSES			Location in Statutory Prospectus
Charges for Early Withdrawals	If you surrender your policy for its full Cash Surrender Value, or the policy Lapses, during the first ten years and for ten years after requesting an increase in the Specified Amount, you will incur a surrender charge. The Surrender Charges are set based on various factors such as the Insured’s Insurance Age(or Attained Insurance Age at the time of a requested increase in the Specified Amount),Risk Classification, and the number of years the policy has been in force (or for the number of years from the effective date of an increase in the Specified Amount).
The maximum initial Surrender Charge rate that would be charged on any policy would be $47.50 per $1,000 of Initial Specified Amount. Therefore, if a Full Surrender occurs on a policy that was issued with a $1,000,000 Initial Specified Amount, the maximum initial Surrender Charge would be $47,500 which is $47.50 times $1,000,000 divided by 1,000.
	The surrender charges are shown under the Policy Data page of your policy.			Fee Tables Transaction Fees Base Policy Charges
Transaction Charges	In addition to surrender charges, you may also incur charges on other transactions, such as a premium expense charge, partial surrender charge, express mail fee, electronic fund transfer fee, and fees imposed when exercising your rights under the Accelerated Benefit Rider for Terminal Illness, Overloan Protection Benefit, Accidental Death Benefit Rider and the Accounting Value Increase. If you take a loan against the policy, you will be charged a loan interest rate on any outstanding balance until the loan is paid off.			Fee Tables
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of the of the following riders if elected as optional benefits available under the policy: Accounting Value Increase Rider, Accidental Death Benefit Rider, Children's Insurance Rider, Waiver of Monthly Deduction Rider, Waiver of Premium Rider and the AdvanceSource Accelerated Benefit for CI if they are elected as optional benefits available under the policy . Such fees and expenses are set based on various factors such as the Insured’sRisk Classification,Insurance Age, sex and the number of years the policy is in force. You should review the rates, fees and charges under the Policy Data page of your policy.
You will also bear expenses on the Policy Value in Indexed Accounts at an annual rate of 0.60% applied monthly.
	You will also bear expenses associated with the Funds offered under the policy, as shown in the following table:			Fee Tables Transaction Fees Base Policy Charges
	Annual Fee	Minimum	Maximum
	Underlying Fund options (Funds fees and expenses)(1)	0.25%	2.22%
(1) As a percentage of fund assets.
RISKS
Risk of Loss	You can lose money by investing in this policy including loss of principal.			Principal Risks

8     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

	RISKS	Location in Statutory Prospectus
Not a Short-Term Investment	The policy is not suitable as a short-term investment and may not be appropriate for an investor who needs ready access to cash.
The policy is a long-term investment that is primarily intended to provide a death benefit that we pay to the Beneficiary upon the Insured’s death.
Your policy has little or no Cash Surrender Value in the early policy years. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
	Your ability to take partial surrenders is limited. You cannot take partial surrenders during the first policy year.	Principal Risks
Risks Associated with Investment Options	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy.
Each investment option (including the Fixed Account) and the Indexed Accounts has its own unique risks.
You should review the investment options before making an investment decision.
	If the death benefit is option 2, the death benefit could decrease from the death benefit on the previous Valuation Date due to adverse investment experience.	Principal Risks The Variable Account and the Funds
Insurance Company Risks	An investment in the policy is subject to the risks related to RiverSource Life Insurance Company. Any obligations (including under the Fixed Account) and the Indexed Accounts or guarantees and benefits of the policy that exceed the assets of the Variable Account are subject to RiverSource Life of NY’s claims-paying ability. If RiverSource Life of NY experiences financial distress, RiverSource Life of NY may not be able to meet their obligations to you. More information about RiverSource Life of NY, including their financial strength ratings, is available by contacting RiverSource Life of NY at 1-800-541-2251.
	Additional information regarding the financial strength of RiverSource Life of NY can be accessed at: strengthandsoundness.com.	Principal Risks The General Account
Policy Lapse	Insufficient premium payments, fees and expenses, poor investment performance, full and partial surrenders, and unpaid loans or loan interest may cause the policy to Lapse. There is a cost associated with reinstating a Lapsed policy. Death benefits will not be paid if the policy has Lapsed. Your policy may not Lapse if the No Lapse Guarantee or the Minimum Initial Premium Guarantee is in effect. Also, your policy enters a grace period before Lapsing, allowing you additional time to pay the amount required to keep the policy in force.	Keeping the Policy in Force

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RESTRICTIONS	Location in Statutory Prospectus
Investments	• We reserve any right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year, and we may suspend or modify this transfer privilege at any time with the necessary approval of the Securities and Exchange Commission.
• Your transfers among the Subaccounts are subject to policies designed to deter market timing.
•  The minimum transfer amount from an investment option is $50, if automated, and $250 by mail or telephone.
•  On the Insured’sAttained Insurance Age 120 anniversary, any Policy Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Subaccount or Indexed Account.
•  You may only transfer into and out of the Fixed Account on a Policy Anniversary, unless you automate such transfers.
•  Restrictions into and out of the Indexed Accounts apply.
•  We reserve the right to close, merge or substitute Funds as investment options.
We also reserve the right, upon notification to you, to close or restrict any Funds. We will obtain any necessary approval of the Securities and Exchange Commission. • We generally limit purchase payments in excess of $1,000,000.	Transfers Among the Fixed Account, Indexed Accounts and Subaccounts Substitution of Investments Optional Benefits — Investment Allocation Restrictions for Certain Benefit Riders
Optional Benefits	•• Accelerated Benefit Rider for Terminal Illness (ABRTI):The ABRTI has certain conditions that must be satisfied to exercise the benefit of these riders.
• Accidental Death Benefit Rider (ADB):The ADB is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The ADB has termination dates prior to the termination date of the base policy. The ADB has certain conditions that must be satisfied to exercise the benefit of these riders.
• Automatic Increase Benefit Rider (AIBR):The AIBR is only available at policy issuance. The AIBR is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The AIBR has termination dates prior to the termination date of the base policy.
• Children's Insurance Rider (CIR):The CIR is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The CIR has termination dates prior to the termination date of the base policy. The CIR provides death benefit proceeds on someone other than the Insured of the base policy.
• Waiver of Monthly Deduction Rider (WMD):The WMD is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The WMD has termination dates prior to the termination date of the base policy. The WMD has certain conditions that must be satisfied to exercise the benefit of these riders.
 • Waiver of Premium Rider (WP):The WP is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The WP has termination dates prior to the termination date of the base policy. The WP has certain conditions that must be satisfied to exercise the benefit of these riders.
• AdvanceSource Accelerated Benefit Rider - for Chronic Illiness (ASR-CI):The ASR-CI is only available at policy issuance. The ASR-CI is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The ASR-CI has certain conditions that must be satisfied to exercise the benefit of these riders.	Additional Information About Standard Benefits (Other than Standard Death Benefits)

10     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

	TAXES	Location in Statutory Prospectus
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.
•  If you purchased the policy through a tax-qualified plan, there is no additional tax benefit under the policy. Earnings under your policy are taxed at ordinary income tax rates when withdrawn.
	• If your policy is a modified endowment contract, you may have to pay a 10% tax penalty if you take a withdrawal of earnings before age 59½.	Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation	In general, we pay selling firms and their sales representatives’ compensation for selling the policy.
	In addition to commissions, we may, in order to promote sales of the policies, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. Selling firms and their sales representatives may have a financial incentive to recommend the policy over another investment.	Distribution of the Policy
Exchanges	If you already own an insurance policy, some financial representatives may have a financial incentive to offer you a new policy in place of one you already own. You should only exchange an existing policy if you determine, after comparing the features, fees and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.	For additional information, see 1035 exchanges under Other Tax Considerations

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Overview of the Policy
Purpose
The purpose of the policy is to provide life insurance protection on the life of the Insured and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death. This policy may be appropriate for you if you have a long investment time horizon and the policy’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the policy’s variable investment options.
We pay death benefit Proceeds to the chosen Beneficiary when the Insured person under the policy dies. You tell us how much life insurance coverage you want. We call this the “Specified Amount” of insurance. Death benefit Proceeds may be increased by any additional death benefit you have elected, and will be decreased by any outstanding policy loans and loan interest.
Premiums
In applying for your policy, you decide how much you intend to pay and how often you will make any additional payments.
The policy also includes a No-Lapse Guarantee benefits, which, subject to certain requirements being met, guarantees the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction.
You will choose a Scheduled Premium at the time of application. The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the No-Lapse Guarantee rider in effect.
You may also make unscheduled premium payments at any time and in any amount of at least $25.
We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the Insured’s Attained Insurance Age 120.
Your policy may Lapse if you do not pay the premiums needed to maintain coverage. In that case, we will not pay a death benefit. See “No Lapse Guarantee” under Keeping the Policy in Force” section below.
Allocation of Premiums
Until the Policy Date, we hold premiums, if any, in the Fixed Account and we credit interest on any Net Premiums at the current Fixed Account rate. As of the Policy Date, we will allocate the Net Premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
You may direct your Net Premiums or transfers to:
•	A Fixed Account,
•	Indexed Accounts, or
•	Subaccounts that invest in underlying Funds.
A complete list of underlying Funds available under the policy can be found in Appendix A:Funds Available Under the Contract.
Policy Features
•	Flexibility. The policy is designed to be flexible. While the Insured is living, you, as the Owner of the policy, may exercise all of the rights and options described in the policy. You may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your Policy Value or premium will be added to the Specified Amount when determining Proceeds payable to the Beneficiary upon the Insured’s death, and (5) add or delete certain other optional benefits that we make available by rider to your policy, as permitted.
•	Accessing Your Money. At any time while the policy is in force, you may fully surrender your policy in return for its Cash Surrender Value. A Full Surrender will terminate your policy and it cannot be reinstated. At any time after the first policy year, you may partially surrender your policy’s Cash Surrender Value. A Partial Surrender must be at least $500. Partial Surrenders will also reduce your Policy Value and death benefit and will increase your risk of Lapse. Full Surrenders may be subject to Surrender Charges and Partial Surrenders are subject to surrender processing fees.
•	Death Benefit Options. You must choose between death benefit Option 1, Option 2 or Option 3 at the time of your application. After choosing a death benefit option, you may change it at any time prior to the Insured's Attained Insurance Age 120 Policy Anniversary.

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•	Death Benefit Option 1: Provides for a death benefit that is equal to the greater of (a) the Specified Amount and (b) a percentage of Policy Value.
•	Death Benefit Option 2: Provides for a death benefit that is equal to the greater of (a) the Specified Amount plus the Policy Value and (b) a percentage of Policy Value.
•	Death Benefit Option 3: Provides for a death benefit that is equal to the greater of (a) the lesser of (i) the Specified Amount plus premiums paid, less partial surrenders and any Partial Surrender fees, or (ii) the Death Benefit Option 3 Limit shown in your Policy Data pages; and (b) a percentage of Policy Value.
•	Loans. You may take a loan from your policy at any time. The maximum loan amount you may take is equal to 90% of the Cash Surrender Value. Generally, this allows you to access Policy Value without the taxes and surrender charges associated with a with withdrawal. When you take a loan, we remove from your investment options an amount equal to your loan and hold that part of your Policy Value in the Fixed Account as loan collateral. We charge interest on your loan. The loan collateral does not participate in the investment performance of the Subaccounts, nor does it receive indexed interest. Taking a loan may have adverse tax consequences, will reduce the death benefit, and will increase your risk of Lapse.
•	Tax Treatment. The policy is designed to afford the tax treatment normally accorded life insurance policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the Beneficiary. In addition, under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made income tax free. The tax treatment of policy loans and distributions may vary depending on whether the policy is a modified endowment contract. Neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.
•	Optional Benefit Riders: The policy offers additional benefits, or “riders,” that provide you with supplemental benefits under the policy at an additional cost. These riders include:
•	Riders that increase the amount payable upon your death or the death of a family member (i.e., Accidental Death Benefit rider, Children’s Insurance Rider and the Automatic Increase Benefit rider).
•	Riders that help prevent your Policy from lapsing (i.e., Waiver of Premium rider and Waiver of Monthly Deduction rider).
•	Riders that provide for payment of all or part of the death benefit in installment payments prior to the death of the insured (i.e AdvanceSource Accelerated Benefit Rider for Chronic Illness).
•	Rider that provides a partial waiver of the Surrender Charge upon a Full Surrender(i.e., Accounting Value Increase rider).
•	Riders that provide for payment of part of the death benefit prior to the death of the insured (i.e. Accelerated Benefit Rider for Terminal Illness. Charges will be incurred upon exercise of this benefit.)
•	Additional “Standard” Riders, Features and Services. Additional riders, features and services under the policy are summarized below. There are no additional charges associated with these features and services.
•	Automated Transfers. This feature allows you to automatically transfer Policy Value from either a Subaccount or the Fixed Account to one or more Subaccounts and the Indexed Accounts on a regular basis. Via automated transfers you can take advantage of a dollar cost averaging strategy where you invest in one or more Subaccounts on a regular basis, for example monthly, instead of investing a large amount at one point in time. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by the fluctuations in the value of the underlying Fund.
•	Asset Rebalancing. The automatic rebalancing feature automatically rebalances your Policy Value in the Subaccounts to correspond to your premium allocation designation. Asset rebalancing does not count towards the number of free transfers per Policy year.
•	No-Lapse Guarantee. Guarantees the policy will remain in force over the No-Lapse Guarantee Period even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect so long as certain premium payment requirements are met.
•	Riders that help prevent your policy from Lapsing (i.e., Overloan Protection Benefit).
•	Policy Value Credit. We may periodically apply a credit to your Policy Value.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    13

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the policy. Please refer to your Policy Data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy or transfer cash value between investment options.
Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Sales Charge Imposed on Premiums (Load)(a)	When you pay premium.	4% of each premium payment.

Premium Taxes	When you pay premium as part of the premium expense charge.	A portion of the premium expense charge is used to pay state premium taxes imposed on us by state and governmental subdivisions. See discussion under “Premium Expense Charge.”

Maximum Deferred Sales Charge (Load)(b)	When you surrender your policy for its full Cash Surrender Value, or the policy Lapses, during the first ten years and for ten years after requesting an increase in the Specified Amount. These rates grade down over 10 years to zero.	Initial Rate per $1,000 of initial Specified Amount:
Minimum: $11.13 — Female, Standard Nontobacco, Insurance Age 0.
Maximum: $47.50 — Male, Standard Tobacco, Insurance Age 59.
Representative Insured: $18.67 — Female, Super Preferred Nontobacco, Insurance Age 40.

Other Surrender Fees(c)	When you surrender part of the value of your policy.	The lesser of:
• $25; or
• 2% of the amount surrendered.

Transfer Fees	N/A	N/A

Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds	When you take a loan or surrender and Proceeds are sent by express mail or electronic fund transfer.	• $30 — United States.
• $35 — International.

Interest Rate on Loans (d)	Charged daily and due at the end of the policy year.	For policy applications signed on or after December 4, 2020: • 3% for policy years 1-10; 1% for policy years 11+.
For policy applications signed before December 4, 2020: • 4% for policy years 1-10; 2% for policy years 11+.

(a)	We call this the premium expense charge in other places in this prospectus.
(b)	We call this a Surrender Charge in other places in this prospectus, and it decreases monthly until it reaches $0 at the end of year 10. This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(c)	We call this the partial Surrender Charge in other places in this prospectus.
(d)	The loan interest rate charged is offset by the minimum guaranteed rate of interest rate of 1% (2% for policy applications signed before December 4, 2020) earned on the Fixed Account that is credited on the loan collateral.

14    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Transaction Fees (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Interest Rate on Payments under Accelerated Benefit Rider for Terminal Illness (ABRTI)	Annually, payable at the end of each policy year.	• For that part of the accelerated benefit which does not exceed Policy Value available for policy loans when an accelerated benefit is requested, we will charge the policy’s Guaranteed Loan Interest Rate shown under Policy Data(currently 3% for policy years 1-10 and 1.25% for policy years 11+) (4% for policy years 1-10 and 2.25% for Policy applications signed prior to December 4, 2020).
• For that part of the accelerated benefit which exceeds Policy Value available for policy loans when the accelerated benefit is requested, the greatest of:
• the current yield on 90-day Treasury bills, or
• the current maximum statutory adjustable policy loan interest rate, or
• the policy’s Guaranteed Loan Interest Rate shown under Policy Data(currently 3% for policy years 1-10 and 1.25% for policy years 11+) (4% for policy years 1-10 and 2.25% for Policy applications signed prior to December 4, 2020).

Overloan Protection Benefit (OPB)	Upon exercise of Benefit.	3% of the Policy Value.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    15

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.
Periodic Charges Other than Annual Fund Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Base Policy Charge**Also referred to as policy fee	Monthly.	$10.00 per month for initial Specified Amounts below $1,000,000; and
$0 per month for initial Specified Amounts of $1,000,000 and above.

Cost of Insurance Charge(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $0.005 — Female, Standard Nontobacco, Insurance Age 4,Duration 1.
Maximum: $63.12 – Male, Standard Tobacco, Insurance Age 85,Duration 28.

Representative Insureds: $0.0075 – Female, Super Preferred Nontobacco, Insurance Age 40,Duration 1.

Administrative Charge(a)	Monthly.	Monthly Rate per $1,000 of initial Specified Amount:
Minimum: $0.096 — Female, Standard Nontobacco, Insurance Age 0,Duration 1
Maximum: $4.073 — Male, Standard Tobacco, Insurance Age 85,Duration 1.

Representative Insured: $0.147 Female, Super Preferred Nontobacco, Insurance Age 40,Duration 1.

Indexed Account Charge(b)	Monthly.	Annual rate of 0.60% applied monthly.

Mortality and Expense Risk Charge	Monthly.	Annual rate of 0.00% applied monthly to the Variable Account Value.

Optional Benefit Charges:

Overloan Protection Benefit		No additional periodic charge.

Accidental Death Benefit Rider (ADB)(a)	Monthly.	Monthly rate per $1,000 of initial ADB Specified Amount:
Minimum: $0.04 — Female, Standard Nontobacco,Attained Insurance Age 5.
Maximum: $0.16 — Male, Standard Tobacco,Attained Insurance Age 69.

Representative Insured: $0.04 — Female, Super Preferred Nontobacco,Attained Insurance Age 40.

Children’s Insurance Rider (CIR)	Monthly.	Monthly rate per $1,000 of CIR Specified Amount: $0.58.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(b)	The Indexed Account charge is equal to the sum of the charges for all Indexed Accounts. The charge for an Indexed Account is equal to the current Indexed Account charge for that Indexed Account multiplied by the sum of the Segment values corresponding to that Indexed Account as of the Monthly Date.

16    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Periodic Charges Other than Annual Fund Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Waiver of Monthly Deduction Rider (WMD)(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk
Minimum: $0.00692 — Female, Nontobacco,Attained Insurance Age 20.
Maximum: $0.34212 — Male, Standard Tobacco,Attained Insurance Age 59.

Representative Insured: $0.0266 — Female, Super Preferred Nontobacco,Attained Insurance Age 40.

Waiver of Premium Rider (WP)(a)(b)	Monthly.	Monthly rate multiplied by the greater of the monthly-specified premium selected for the rider or the monthly deduction for the policy and any other riders attached to the policy.
Minimum: $0.03206 — Male, Nontobacco,Attained Insurance Age 20.
Maximum: $0.40219 — Female, Standard Tobacco,Attained Insurance Age 59.

Representative Insured: $0.07486 — Female, Super Preferred Nontobacco,Attained Insurance Age 40.

AdvanceSource ® Accelerated Benefit Rider for Chronic Illness (ASR)(a)(c)(d)	Monthly (while the rider is in effect).	Monthly rate per $1,000 of the rider Net Amount at risk:
Minimum: $0.0025, Male, Super Preferred Nontobacco, Insurance Age 20,Duration 1, 1% Monthly Benefit Percent.
Maximum: $37.2775, Female, Standard Tobacco, Insurance Age 20,Duration 100, 3% Monthly Benefit Percent.

Representative Insured: $0.0025, Female, Super Preferred Nontobacco, Insurance Age 40,Duration 1, 2% Monthly Benefit Percent.

Accelerated Benefit Rider for Terminal Illness Charge(ABRTI)	Upon payment of the accelerated benefit.	The fee for an Accelerated Benefit payment is $250.

Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of initial Specified Amount:
Minimum: $0.0325— Male, Nontobacco,Insurance Age 85.
Maximum: $0.0629 — Female, Tobacco,Insurance Ages 35-55.

Representative Insured: $0.0538 — Female, Nontobacco, Age 40.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(b)	This rider does not include waiver for involuntary unemployment.
(c)	The monthly cost of insurance rate is based on the Accelerated Benefit Insured’s sex, Risk Classification, Issue Age, Duration and the Monthly Benefit Percent shown in the “Policy Data” section of the policy. The cost of insurance rates for this rider will not exceed the guaranteed maximum monthly cost of insurance rates for this rider shown in the “Policy Data” section of the policy.
(d)	This rider is only available for policies purchased under the Option 1 death benefit.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    17

Total Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying Funds(1) that you may pay periodically during the time that you own the policy. A complete list of Funds available under the policy, including their annual expenses, may be found in Appendix A: Funds Available Under the Contract.
Minimum and maximum annual operating expenses for the Funds
(Including management fees and other expenses)(1)
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees and other expenses)	0.25	2.22
(1)	Total annual Fund operating expenses are deducted from amounts that are allocated to the Fund. They include management fees and other expenses. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contractowner services provided on behalf of the Fund. The amount of these payments will vary by Fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each Fund’s fees and expenses and important disclosure regarding payments the Fund and/or its affiliates make, please review the Fund’s prospectus and SAI.

18    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Principal Risks of Investing in the Policy
Policy Risk	What It Means
Risks of Poor Investment Performance	If you direct your Net Premiums or transfer your Policy’s Value to a Subaccount that drops in value:
• You can lose cash value due to adverse investment experience. There is no minimum guaranteed cash value under the Subaccounts of the Variable Account.
• If the death benefit option is option 2, the death benefit could decrease from the death benefit on the previous Valuation Date due to adverse investment experience (but at no time will it be less than the Specified Amount).
• Your policy could Lapse due to adverse investment experience if neither the Minimum Initial Premium Guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.

Risk of Poor or Negative Index Return	If the change in value of the underlying index is not positive, you may never receive indexed interest. Also, if the return of the underlying index is positive but insignificant, the indexed interest credited may not be enough to cover your policy fees and charges. In both cases, with policy fees and charges, you could lose more than your investment in the Indexed Accounts.

The Policy is Unsuitable as a Short-term Savings Vehicle	The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death.
The policy is not suitable as a short-term investment. Your policy has little or no Cash Surrender Value in the early policy years. Surrender Charges apply to this policy for the first ten years (and ten years after an increase in the Specified Amount). Surrender Charges can significantly reduce Policy Values. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Your ability to take Partial Surrenders is limited. You cannot take Partial Surrenders during the first policy year.

Risks of Policy Lapse	If you do not pay the premiums needed to maintain coverage:
• We will not pay a death benefit if your policy Lapses.
• Also, the Lapse may have adverse tax consequences. (See “Possibility of Adverse Tax Consequences.”)
Your policy may Lapse due to Surrender Charges.
• Surrender Charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly Lapse, which may have adverse tax consequences, see “Possibility of Adverse Tax Consequences”). A partial surrender will reduce the Policy Value and the death benefit and may terminate the NLG.
If you take a loan against your policy.
• Taking a loan increases the risk of:
— policy Lapse (which may have adverse tax consequences, see “Possibility of Adverse Tax Consequences”);

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    19

Policy Risk	What It Means
— a permanent reduction of Policy Value;
— reducing the death benefit.
• Taking a loan may also terminate the Minimum Initial Premium Guarantee and/or the NLG
Your policy can Lapse due to poor investment performance.
• Your policy could Lapse due to adverse investment experience if neither the Minimum Initial Premium Guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.
• The Lapse may have adverse tax consequences (See “Possibility of Adverse Tax Consequences”).

Exchange/Replacement Risk	You exchange or replace another policy to buy this one.
• You may pay Surrender Charges on the old policy.
• The new policy has Surrender Charges, which may extend beyond those in the old policy.
• You may be subject to new incontestability and suicide periods on the new policy.
• The new policy’s Surrender Charges may be higher than the Surrender Charges in the old policy.
• You may be in a higher insurance risk rating category in the new policy which may increase the cost of the policy.
• If a partial surrender is taken prior to the exchange, you may have adverse tax consequences.
• The exchange may have adverse tax consequences. (See “Possibility of Adverse Tax Consequences.”)
You use cash values or dividends from another policy to buy this one, without fully surrendering the other policy.
• If you borrow from another policy to buy this one, the loan reduces the death benefit on the other policy. If you fail to repay the loan and accrued interest, you could lose the other coverage and you may be subject to income tax if the policy Lapses or is surrendered with a loan against it. You may have adverse tax consequences. (See “Possibility of Adverse Tax Consequences.”)
• If you surrender cash value from another policy to buy this one, you could lose coverage on the other policy. Also, the surrender may be subject to income tax. You may have adverse tax consequences. (See “Possibility of Adverse Tax Consequences.”)

Limitations on Access to Cash Value Through Withdrawals	Your ability to take Partial Surrenders is limited. You cannot take Partial Surrenders during the first policy year.

Possibility of Adverse Tax Consequences	A policy may be classified as a “modified endowment contract” (MEC) for federal income tax purposes when issued. If a policy is not a MEC when issued, excess funding or certain changes you make to the policy may cause it to become a MEC.

20     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Policy Risk	What It Means
• Any taxable earnings come out first on surrenders or loans from a MEC policy or an assignment or pledge of a MEC policy. Investment in the policy comes out second. Federal income tax on these earnings will apply. State and local income taxes may also apply. If you are under age 59½, a 10% penalty tax may also apply to these earnings.
If you exchange or replace another policy to buy this one.
• If you replace the old policy and it is not part of an exchange under Section 1035 of the Code, there may be adverse tax consequences if the total Policy Value (before reductions for outstanding loans, if any) exceeds your investment in the old policy.
• If you replace the old policy as part of an exchange under Section 1035 of the Code and there is a loan on the old policy, there may be adverse tax consequences if the total Policy Value (before reductions for the outstanding loan) exceeds your investment in the old policy.
• The new policy may be or may become a MEC even if the old policy was not a MEC. See discussion under “Modified Endowment Contracts”.
• The exchange may require a portion of the cash value of the old policy to be distributed in order to qualify the new policy as a life insurance policy for federal tax purposes.
If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.
• You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
• For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon Lapse or surrender of the policy.
• For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.
You may buy this policy to provide assets that will be available to support your promise to pay benefits under a nonqualified tax-deferred retirement plan.
• Like other general business assets, the policy is subject to the general creditors of the company and may be used to pay any expenses of the company. Thus, the policy might not be available to support a business’ obligation to make payments under a nonqualified deferred compensation plan. Please consult with your tax advisor regarding potential Code Section 409A implications.
You may buy this policy to fund a qualified tax-deferred retirement plan.
• The policy will not provide any necessary or additional tax deferral if it is used to fund a qualified tax-deferred retirement plan. See discussion under “Qualified Tax-deferred retirement plans” for additional tax considerations.
The investments in the Subaccount are not adequately diversified.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    21

Policy Risk	What It Means
• If a policy fails to qualify as a life insurance policy because it is not adequately diversified, the policyholder must include in gross income the “income on the contract” (as defined in Section 7702(g) of the Code).
Congress may change how a life insurance policy is taxed at any time.
The interpretation of current tax law is subject to change by the Internal Revenue Service (IRS) or the courts at any time.
• You could lose any or all of the specific federal income tax attributes and benefits of a life insurance policy including tax-deferred accrual of cash values and income tax free death benefits.
• For non-MEC policies you could lose your ability to take non-taxable distributions or loans from the policy.
• Typically, changes of this type are prospective only, but some or all of the attributes could be affected.
The IRS may determine that you are the Owner of the Fund shares held by our Variable Account.
• You may be taxed on the income of each Subaccount to the extent of your interest in the Subaccount.

Fund Risks	A comprehensive discussion of the risks of each Fund in which the Subaccounts invest may be found in each Fund’s prospectus. Please refer to the prospectuses for the Funds for more information. The investment advisers cannot guarantee that the Funds will meet their investment objectives.

Market Risk	Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested.
• You may experience loss in Policy Value due to factors that affect the overall performance of the financial markets.

Financial Strength and Claims Paying Ability Risk	All insurance benefits, including the death benefit, and all guarantees, including those related to the Fixed Account, are general account obligations that are subject to the financial strength and claims paying ability of RiverSource.

Effects of COVID-19 Pandemic	The coronavirus disease 2019 (“COVID-19”) public health crisis presents ongoing significant economic and societal disruption, and has driven significant volatility in the equity and interest rate markets. Any periods of continued high market volatility, and your individual circumstances (e.g., your selected allocations and the timing of any purchase payments, transfers, or withdrawals), will affect values under your policy. As part of how we maintain our strong financial strength and claims-paying ability, we continue to reserve amounts for our contractual obligations in accordance with significant state solvency regulations. The extent to which the COVID-19 pandemic may impact financial markets, investment performance under your policy, and our financial strength and claims-paying ability will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities, market participants, and other third parties in response to the pandemic.

22     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Policy Risk	What It Means
We have implemented comprehensive strategies to address the operating environment spurred by the pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and government authorities. We have been satisfying elevated customer service volumes and our operations teams have continued to operate successfully and without disruptions in service. Our pandemic strategy is flexible and scalable and takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters and catastrophes, including the COVID-19 pandemic, may have over near- or longer-term periods.

Cyber Security and Systems Integrity	Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners. This dependence makes us susceptible to operational and information security risks from cyber-attacks.
These risks may include the following:
• the corruption or destruction of data;
• theft, misuse or dissemination of data to the public, including your information we hold; and
• denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).These attacks and their consequences can negatively impact your policy, your privacy, your ability to conduct transactions on your policy, or your ability to receive timely service from us. There can be no assurance that we, the underlying Funds in your policy, or our other business partners will avoid losses affecting your policy due to any successful cyber-attacks or information security breaches.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    23

Policy Risk	What It Means
Conflict of Interest Risks Related to Certain Funds Advised by Columbia Management	We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several Fund of funds, including managed volatility Funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying Funds and may provide other services in connection with such underlying Funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying Fund.

Managed Volatility Funds’ Risks	Managed volatility Funds employ a strategy designed to reduce overall volatility and downside risk. These Funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts. Conflicts may arise because the manner in which these Funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility Funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your Policy Value during rising markets with higher volatility when compared to Funds not employing a managed volatility strategy. Although an investment in the managed volatility Funds may mitigate declines in your Policy Value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your Policy Value during periods of positive performance by the equity markets. There is no guarantee that any of the Funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility Funds.

24     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Loads, Fees and Charges
Policy charges primarily compensate us for:
•	providing the insurance benefits of the policy;
•	issuing the policy;
•	administering the policy;
•	assuming certain risks in connection with the policy; and
•	distributing the policy.
We deduct some of these charges from your premium payments. We deduct others periodically from your Policy Value in the Fixed Account, Indexed Accounts and/or Subaccounts. We may also assess a charge if you surrender your policy or the policy Lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.
Transaction Fees
Surrender Charge
If you surrender your policy or the policy Lapses during the first ten policy years or in the ten years following an increase in Specified Amount, we will reduce your Policy Value, minus Indebtedness, by the applicable Surrender Charge.
The Surrender Charge primarily reimburses us for costs of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.
The maximum Surrender Charge for the initial Specified Amount is shown in your policy. It is based on the Insured’s Insurance Age, sex, Risk Classification and initial Specified Amount. The maximum Surrender Charge for the initial Specified Amount will decrease monthly until it is zero at the end of ten policy years. If you increase the Specified Amount, an additional maximum Surrender Charge will apply to the additional Specified Amount added to the policy. The additional maximum Surrender Charge will be based on the Insured’s Attained Insurance Age, sex (unless unisex rates are required by law), Risk Classification and the amount of the increase. It will decrease monthly until it is zero at the end of the tenth year following the increase.
The following table illustrates the maximum Surrender Charge for We assume the Specified Amount to be $500,000 along with an increase of $100,000 in the Specified Amount at the beginning of the eighth policy year.
Example:
Lapse or Surrender at beginning of year	Maximum Surrender Charge on the Initial Specified Amount	Maximum Surrender Charge on the Increase in Specified Amount	Total Maximum Surrender Charge on the Policy
1	$ 9,312.59	$ 0.00	$ 9,312.59
2	9,043.59	0.00	9,043.59
3	8,774.59	0.00	8,774.59
4	8,505.59	0.00	8,505.59
5	8,236.59	0.00	8,236.59
6	7,856.84	0.00	7,856.84
7	6,258.84	0.00	6,258.84
8	4,660.84	2,213.55	6,874.39
9	3,062.84	2,148.15	5,210.99
10	1,464.84	2,082.75	3,547.99
11	0.00	2,017.35	2,017.35
12	0.00	1,951.95	1,951.95
13	0.00	1,860.47	1,860.47
14	0.00	1,482.07	1,482.07
15	0.00	1,130.67	1,103.67
16	0.00	725.27	725.27
17	0.00	346.87	346.87
18	0.00	0.00	0.00

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    25

Partial Surrender Charge
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the duration of your policy.
Premium Expense Charge
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the Net Premium, to the accounts you have selected. The premium expense charge is 4% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with administering and distributing the policy, including agents’ commissions, advertising and printing of prospectuses and sales literature. (The Surrender Charge, discussed under “Surrender Charge”, and the administrative charge, discussed under “Administrative Charge” below, also may partially compensate us for these expenses.) The premium expense charge also may compensate us for paying taxes imposed by  the State of New York on premiums received by insurance companies. We reserve the right to change the premium expense charge in the future based on our expectations of future investment earnings, persistency and expenses, but guarantee that it will never exceed 4%.
Overloan Protection Benefit
If you exercise this benefit, we will charge you 3% of your Policy Value.
Base Policy Charges
Monthly Deduction
On each Monthly Date we deduct from the value of your policy in the Fixed Account, Indexed Accounts and/or Subaccounts an amount equal to the sum of:
1. the cost of insurance for the policy month;
2. the policy fee shown in your policy;
3. the monthly administrative charge;
4. the monthly mortality and expense risk charge;
5. the Indexed Account charge; and
6. charges for any optional insurance benefits provided by rider for the policy month.
We explain each of the six components below.
You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the Fixed Account and from each of the Subaccounts. You may change these percentages for future monthly deductions by writing to us.
We will take monthly deductions from the Fixed Account and the Subaccounts on a Pro Rata Basis if:
•	you do not specify the accounts from which you want us to take the monthly deduction; or
•	the value in the Fixed Account or any Subaccount is insufficient to pay the portion of the monthly deduction you have specified.
When the Fixed Account, minus any Indebtedness, and the Subaccounts are exhausted, the monthly deduction will be taken from the Indexed Accounts. See “Order of Deductions from Policy Value” for further discussion.
If the Cash Surrender Value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may Lapse. However, the policy will not Lapse if the NLG is in effect or the minimum initial premium guarantee is in effect and the premium payment requirements have been met. (See “no lapse guarantee,” “minimum initial  premium guarantee,” “grace period” and “reinstatement” at the end of this section on policy costs.)
The following are charged each month prior to the Insured’s Attained Insurance Age 120:
1.	Cost of Insurance: primarily, this is the cost of providing the death benefit under your policy. It depends on:
•	the amount of the death benefit;
•	the Policy Value; and
•	the cost of insurance rate.
The cost of insurance for a policy month is calculated as: [a × (b – c)] + d where:

26    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

“a”	is the monthly cost of insurance rate based on the Insured’s Insurance Age, Duration, sex (unless unisex rates are required by law) and Risk Classification. Generally, the cost of insurance rate will increase as the Insured’s Attained Insurance Age increases.
We set the rates based on our expectations of mortality, future investment earnings, persistency and expenses. Our current monthly cost of insurance rates are less than the maximum monthly cost of insurance rates guaranteed in the policy. We reserve the right to change rates from time to time; any change will apply to all individuals of the same Risk Classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy. All rates are based on the 2017 Commissioners Standard Ordinary (CSO) Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.
“b”	is the death benefit on the Monthly Date divided by 1.0008295381 (which reduces our Net Amount at Risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 1%).
“c”	is the Policy Value on the Monthly Date. At this point, the Policy Value has been reduced by the administrative charge, Index Account charge the mortality and expense risk charge, the policy fee and any charges for optional riders with the exception of the ASR- CI, WP and WMD as it applies to the base policy.
“d”	is any flat extra insurance charges we assess as a result of special underwriting considerations.
2. Policy fee: $10.00 per month for initial Specified Amounts below $ 1,000,000 and $0.00 per month for initial Specified Amounts of $ 1,000,000 and above. This charge primarily reimburses us for expenses of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with Owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $15.00 per month.
3. Administrative charge: This charge reimburses us, in part, for expenses associated with issuing the policy, such as processing the application and underwriting the policy. It also partially reimburses us for commissions or other compensation paid to selling firms, advertising and printing of the prospectus and sales literature. We reserve the right to change the administrative charge based on our expectations of future investment earnings, persistency and expenses. However, it will never exceed the guaranteed administrative charge shown in the Policy Data section of the policy.
4. Mortality and expense risk charge: compensates us for assuming the mortality and expense risks under the policy. Currently, the mortality and expense risk charge is 0%. We reserve the right to change the charge in the future, but guarantee that it will never exceed the annual rate of 0.60% applied monthly to the Variable Account Value.
The mortality and expense risk charge for a policy month is calculated as:
(a) × (b)	where:
12
“a” is the Variable Account Value; and
“b” is the mortality and expense risk charge shown in the “Charges Other than Fund Operating Expenses” section of this prospectus.
The charge primarily compensates us for:
•	Mortality risk — the risk that the cost of insurance charge will be insufficient to meet actual claims.
•	Expense risk — the risk that the policy fee, administrative charge and the Surrender Charge (described above) may be insufficient to cover the cost of administering the policy.
Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and Surrender Charges discussed earlier. We will make up any further deficit from our general assets. We reserve the right to change the mortality and expense risk rate based on our expectations of mortality, reinsurance costs, future investment earnings, persistency and expenses.
5. Indexed Account charge: compensates us for certain administrative, investment and other expenses we assume in making available the Indexed Account options. The charge is assessed as an asset-based charge and is based on the value of the Segments of an Indexed Account on the Monthly Date.
6. Optional Insurance Benefit Charges: Charges for any optional benefits you add to the policy by rider.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    27

Optional Insurance Benefits
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Accidental Death Benefit Rider (ADB)(a)	Monthly.	Monthly rate per $1,000 of initial Specified Amount:
Minimum: $.04 — Female, Age 5.
Maximum: $.16 — Male, Age 69.

Representative Insured: $.04 — Female, Super Preferred Nontobacco, Age 40.

Automatic Increase Benefit Rider (AIBR)	No charge.	No charge for this rider, however, the additional insurance added by the rider is subject to monthly cost of insurance charges.

Children’s Insurance Rider (CIR)	Monthly.	Monthly rate per $1,000 of CIR Specified Amount: $.58.

Overloan Protection Benefit (OPB)	Upon exercise of benefit.	3% of the Policy Value.

Waiver of Monthly Deduction Rider (WMD)(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk
Minimum: $.00692 — Female, Nontobacco, Age 20.
Maximum: $.34212 — Male, Standard Tobacco, Age 59.

Representative Insured: $0.0266 — Female, Super Preferred Nontobacco, Age 40.

Waiver of Premium Rider (WP)(a)	Monthly.	Monthly rate multiplied by the greater of the monthly-specified premium selected for the rider or the monthly deduction for the policy and any other riders attached to the policy.
Minimum: $.03206 — Male, Nontobacco, Age 20.
Maximum: $.40219 — Female, Standard Tobacco, Age 59.

Representative Insured: $0.07486 — Female, Super Preferred Nontobacco, Age 40.

AdvanceSource ® Accelerated Benefit Rider for Chronic Illness (ASR-CI)(a)(b)	Monthly (while the rider is in effect).	Monthly rate per $1,000 of the rider Specified Amount:
Maximum: $24.41

Minimum: $0.0025
Representative Insured: $0.0025, Female, Super Preferred Nontobacco, Age 40, Duration 1, 2% Monthly Benefit Percent.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(b)	The monthly cost of insurance rate is based on the Accelerated Benefit Insured’s sex, risk class, issue age, duration and the Monthly Benefit Percent shown in the “Policy Data” section of the policy. The cost of insurance rates for this rider will not exceed the guaranteed maximum monthly cost of insurance rates for this rider shown in the “Policy Data” section of the policy.

28    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of Specified Amount:
Minimum: $.0325 — Male, Nontobacco, Age 85.
Maximum: $.0629 — Female, Tobacco, Age 35-55.

Representative Insured: $0.0538 — Female, Super Preferred Nontobacco, Age 40.

Payments to the Selling Firms
We may use compensation plans which vary by selling firm. In general, we pay selling firms a commission of up to 90% of the initial target premium in the first policy year, plus up to 2.50% of all premiums in excess of the target premium during the first policy year and 2% on renewal premiums after the first policy year prior to eleventh Duration. We determine the target premium, which varies by age, sex, and Risk Classification of the Insured at the time of issue as well as by the Specified Amount of the policy. We pay additional commissions to selling firms if an increase in coverage occurs. We do not pay or withhold payment of commissions based on how you choose to allocate your premiums to the Subaccounts.
Total Annual Operating Expenses of the Funds
Any applicable management fees and other expenses of the Funds are deducted from, and paid out of, the assets of the Funds as described in each Fund’s prospectus.
Effect of Loads, Fees and Charges
Your death benefits, Policy Values and Cash Surrender Values may fluctuate due to an increase or decrease in the following charges:
•	cost of insurance charges
•	Surrender Charges;
•	policy fees;
•	administrative charges;
•	mortality and expense risk charges;
•	Indexed Account charges;
•	cost of optional insurance benefits; and
•	annual operating expenses of the Funds, including management fees and other expenses.
In addition, your death benefits, Policy Values and Cash Surrender Values may change daily as a result of the investment experience of the Subaccounts.
Other Information on Charges
We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy Owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.
Policy Rights
The purpose of the policy is to provide life insurance protection on the life of the Insured and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death. The Insured is the person whose life is insured by the policy. The Owner is the entity or entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Initially, the Beneficiary will be the person you designate in your application for the policy. You may change the Beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a Beneficiary, or if the designated Beneficiary dies before the Insured, the beneficiary will be you, if living. If you are not living, the Beneficiary will be your estate.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    29

Transfers Among the Fixed Account, Indexed Accounts and Subaccounts
You may transfer Policy Value from one Subaccount to another or between Subaccounts and the Fixed Account or Indexed Accounts. Certain restrictions apply to transfers involving the Fixed Account and the Indexed Accounts. We will process your transfer on the Valuation Date we receive your request, subject to the following limitations. If we receive your transfer request at our Service Center in Good Order before the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the Valuation Date we received your transfer request. If we receive your transfer request at our Service Center in Good Order at or after the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the next Valuation Date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.
If you have the AdvanceSource Rider on your policy, once benefit payments begin, any value in your Subaccounts will be transferred to the Fixed Account as well as all future premium payments. Transfers to the Subaccounts will not be allowed. At the end of the Period of Coverage, the portion of the Policy Value in excess of Indebtedness due to us will remain in the Fixed Account until written request is made to transfer to any Subaccounts. The request must be made within 30 days after the end of the Period of Coverage.
Market Timing and Disruptive Trading Practices
Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying Fund to suffer, Policy Value you have allocated to a Subaccount that invests in that underlying Fund will be lower too. Market timing can cause you, any joint Owner of the policy and your Beneficiary(ies) under the policy a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a policy if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the Subaccounts within the policy. The underlying Funds in which the Subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying Funds may be more restrictive than the market timing policies and procedures we apply to transfers among the Subaccounts of the policy, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying Fund in which a Subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying Fund in which a Subaccount invests;
•	increasing the transaction costs and expenses of an underlying Fund in which a Subaccount invests; and
•	preventing the investment adviser(s) of an underlying Fund in which a Subaccount invests from fully investing the assets of the Fund in accordance with the Fund’s investment objectives.
Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying Funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying Fund from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of Policy Value among the Subaccounts of the Variable Account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or an asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy Owner who makes more than three Subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;

30     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted Fund if you do not provide new instructions.
Subject to applicable state law and the terms of each policy, we will apply the transfer policy described above to all policy Owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying Funds and may result in lower Policy Values.
In addition to the market timing policy described above, which applies to transfers among the Subaccounts within your policy, you should carefully review the market timing policies and procedures of the underlying Funds. The market timing policies and procedures of the underlying Funds may be materially different than those we impose on transfers among the Subaccounts within your policy and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying Funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of Fund shares. This assistance may include, but not be limited to, providing the underlying Fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your policy transactions involving the underlying Fund. An underlying Fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of Policy Value to or from the underlying Fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying Fund any redemption fee imposed by an underlying Fund. Market timing policies and procedures adopted by underlying Funds may affect your investment in the policy in several ways, including but not limited to:
•	Each Fund may restrict or refuse trading activity that the Fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying Fund’s market timing policies and procedures, including instructions we receive from a Fund, may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying Fund’s market timing policies and procedures will do so. Orders we place to purchase Fund shares for the Variable Account are subject to acceptance by the Fund. We reserve the right to reject without prior notice to you any transfer request if the Fund does not accept our order.
•	Each underlying Fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a Fund has adopted. As a result, a Fund’s returns might be adversely affected, and a Fund might terminate our right to offer its shares through the Variable Account.
•	Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the Fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a Fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same Fund’s shares will do so, and the returns of that Fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying Fund, and the risks that market timing pose to that Fund and to determine whether an underlying Fund has adopted a redemption fee, see that Fund’s prospectus.
Transfer of Policy Value between the Fixed Account and Subaccounts
•	You must make transfers from the Fixed Account to any subaccounts during a 30-day period starting on a Policy Anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods. If the amount in the Fixed Account is less than $100, the entire amount can be transferred at any time.
•	If we receive your request to transfer amounts from the Fixed Account within 30 days before the Policy Anniversary, the transfer will become effective on the anniversary.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    31

•	If we receive your request on or within 30 days after the Policy Anniversary, the transfer will be effective on the day we receive it.
•	We will not accept requests for transfers from the Fixed Account at any other time.
•	If you have made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary. We will waive this limitation once during the first two policy years if you exercise the policy’s right to exchange provision. (See “Exchange Right.”)
Minimum Transfer Amounts
From a Subaccount to another Subaccount, the Fixed Account or an Indexed Account:
•	For mail and telephone transfers — $250 or the entire Subaccount balance, whichever is less.
•	For automated transfers — $50.
From the Fixed Account to a Subaccount:
•	For mail and telephone transfers — $250 or the entire Fixed Account balance minus any outstanding Indebtedness, whichever is less.
•	For automated transfers — $50.
Maximum Transfer Amounts
The maximum amount that may be transferred from the Fixed Account to one or more of the Indexed Accounts is the Fixed Account Value minus any Indebtedness minus the value of a transfer to one or more of the Subaccounts occurring on the same day. The amount of any such transfer to an Indexed Account will be allocated to the corresponding Interim Account on the date it is received.
Transfer Restriction Period – Indexed Accounts
A transfer restriction period is a 12-month period of time which begins on any date there is loan or withdrawal that is not part of a systematic distribution program from any Segment of the Indexed Account. Any deduction from a Segment of the Indexed Accounts due solely to an increase in Indebtedness from interest charged on a loan will not trigger the start of a transfer restriction period.
During this period, the following restrictions apply:
•	no transfers from the Fixed Account or Subaccounts to any Indexed Account will be allowed; and
•	Indexed Account premium allocation percentages will change to allocate all premium and loan repayments to the Fixed Account.
We reserve the right to shorten or eliminate the transfer restriction period.
Once the transfer restriction period has expired, you may submit a written or phone request to transfer any amount in the Fixed Account or Subaccounts to any Indexed Account or to change the premium allocation percentage.
Transfers Not Allowed
Transfers of value are not allowed for the following conditions:
•	from an Indexed Account Segment prior to Segment maturity, except transfers due to policy loans taken or interest charged on Indebtedness;
•	from the Fixed Account or any Subaccount to any Indexed Account once payment of benefits begins for any rider paying benefits due to chronic or terminal illness;
•	from the Fixed Account or any Subaccount to any Indexed Account when the policy is in a transfer restriction period;
•	from the Fixed Account to any Subaccount or Indexed Account after the the Insured’s Attained Insurance Age 120 anniversary.
Transfers at the Insured’s Attained Insurance Age 120 Anniversary
On the the Insured’s Attained Insurance Age 120 anniversary, any Policy Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Subaccount or Indexed Account.
Maximum Number of Transfers Per Year From the Subaccounts
You may make transfers by mail or telephone. We reserve the right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year. We may suspend or modify this transfer privilege at any time with any necessary approval of the Securities and Exchange Commission. In addition to transfers by mail or telephone, you may make automated transfers subject to the restrictions described below.

32     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Automated Transfers
In addition to written and telephone requests, you can arrange to have Policy Value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.
Automated transfer policies
•	Only one automated transfer arrangement can be in effect at any time.
•	You may transfer all or part of the value of a Subaccount to one or more of the other Subaccounts, one or more of the Indexed Accounts and/or to the Fixed Account.
•	You may transfer all or part of the Fixed Account Value, minus Indebtedness, to one or more of the Subaccounts and/or one or more of the Indexed Accounts.
•	Either the Fixed Account or one or more of the Subaccounts can be used as the source of Funds for any automated transfer arrangement. The Indexed Accounts may not be used as the source of Funds for any automated transfer arrangement.
•	You can start or stop this service by written or phone request. You must allow seven days for us to change any instructions that are currently in place.
•	The minimum automated transfer amount is $50.
•	You cannot make automated transfers from the Fixed Account to one or more Subaccounts in an amount that, if continued, would deplete the Fixed Account within 12 months. There is no such restriction on automated transfer arrangements that transfer value from the Fixed Account to one or more of the Indexed Accounts only.
•	If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the Fixed Account or the Subaccounts to any Indexed Account will not be allowed. Any automated transfer arrangement that moves money to an Indexed Account will be terminated.
•	If you made an automated transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
•	If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.
•	The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions.
•	Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the Fixed Account and the Subaccounts. (Exception: The maximum number of transfers per year provision does not apply to automated transfers.)
•	You may make automated transfers by choosing a schedule we provide.
Automated Dollar-Cost Averaging
You can use automated transfers to take advantage of dollar-cost averaging — investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others.
This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    33

How dollar-cost averaging works
By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$ 100	$ 20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
You may make dollar-cost averaging transfers by choosing a schedule we provide.
Asset Rebalancing
Subject to availability, you can contact us in writing or by phone to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the rebalance is set up. Asset rebalancing does not apply to the Fixed Account or Index Accounts. We automatically will rebalance the variable Subaccount portion of your Policy Value either quarterly, semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing or by phone. We will restart the rebalancing period you selected as of the date you specify. You may discontinue auto rebalancing at any time by sending us a written request or by other methods agreed to by us. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.
RiverSource Life of NY
We are a stock life insurance company organized in 1972 under the laws of the State of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our service address is: RiverSource Life Insurance Co. of New York, 70500 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business in the State of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
The Variable Account and the Funds
The Variable Account: The Variable Account consists of a number of Subaccounts, each of which invests in shares of a particular Fund. Income, gains and losses of each Subaccount are credited to or charged against the assets of that Subaccount alone. Therefore, the investment performance of each Subaccount is independent of the investment performance of our company assets. We will not charge a Subaccount with the liabilities of any other Subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.

34    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

The Funds: The policy currently offers Subaccounts investing in shares of the Funds see “Appendix A: Funds Available Under the Contract”.
•	Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives. Please read the Funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.
•	Fund name and management: A Fund underlying your policy in which a Subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying Fund is not the same as any publicly-traded retail mutual fund. Each underlying Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying Fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All Funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund name and management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Fund providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Funds available under the policy: We seek to provide a broad array of underlying Funds taking into account the fees and charges imposed by each Fund and the policy charges we impose. We select the underlying Funds in which the Subaccounts initially invest and when there is a substitution (see “Substitution of Investments”). We also make all decisions regarding which Funds to retain in a policy, which Funds to add to a policy and which Funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, Fund performance, Fund expenses, classes of Fund shares available, size of the Fund, and investment objectives and investing style of the Fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation that a Fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the Fund and support of marketing expenses incurred with respect to the Fund.
•	Money market Fund yield: In low interest rate environments, money market Fund yields may decrease to a level where the deduction of fees and charges associated with your policy could result in negative net performance.
•	Risks and conflicts of interest with certain Funds advised by Columbia Management: We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several Fund of funds, including managed volatility Funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying Funds and may provide other services in connection with such underlying Funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying Fund.
•	Volatility and volatility management risk with the managed volatility funds: These Funds invest in other registered mutual funds. In addition, managed volatility Funds employ a strategy designed to reduce overall volatility and downside risk. These types of Funds are available under the policies and one or more of these Funds may be offered in other variable annuity and variable life insurance products offered by us. These Funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these Funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility Funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your Policy Value during rising markets with higher volatility when compared to Funds not employing a managed volatility strategy. Although an investment in the managed volatility Funds may mitigate declines in your Policy Value due to declining equity markets,

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    35

the Funds’ investment strategies may also curb or decrease your Policy Value during periods of positive performance by the equity markets. There is no guarantee that any of the Funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility Funds.
While Columbia Management is the investment adviser to the managed volatility Funds, it provides no investment advice to you as whether an allocation to the Funds is appropriate for you. You must decide whether an investment in these Funds is right for you. Additional information on the Funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised Fund of funds and managed volatility Funds and their investment objectives are listed in the “Appendix A: Funds Available Under the Contract”.
•	Revenue we receive from the Funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a Subaccount invests in a Fund, the Fund holds a single account in the name of the Variable Account. As such, the Variable Account is actually the shareholder of the Fund. We, through our Variable Account, aggregate the transactions of numerous policy Owners and submit net purchase and redemption requests to the Funds on a daily basis. In addition, we track individual policy Owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the Fund, but we incur them instead.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the Funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the Funds. In addition to these payments, the Funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the Funds.
The amount, type, and manner in which the revenue from these sources is computed vary by Fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the policies, we took into account anticipated payments from the Funds. If we had not taken into account these anticipated payments, the charges under the policies would have been higher. Additionally, the amount of payment we receive from a Fund or its affiliate may create an incentive for us to include that Fund as an investment option and may influence our decision regarding which Funds to include in the Variable Account as Subaccount options for policy Owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer Funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated Funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated Funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated Funds comprises the greatest amount and percentage of revenue we derive from payments made by the Funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in various Funds offered through this and other variable life insurance and annuity contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue from the Funds, including but not limited to expense payments and non-cash compensation, for various purposes:
•	Training and educating sales representatives who sell the policies.
•	Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the Funds available under the policies to policy Owners, authorized selling firms and sales representatives.
•	Providing sub-transfer agency and shareholder servicing to policy Owners.
•	Promoting, including and/or retaining the Fund’s investment portfolios as underlying investment options in the policies.
•	Furnishing personal services to policy Owners, including education of policy Owners regarding the Funds, answering routine inquiries regarding a Fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.

36    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Sources of revenue received from affiliated Funds: The affiliated Funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated Funds, or from the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
Sources of revenue received from unaffiliated Funds: The unaffiliated Funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated Funds, or the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We receive this revenue in the form of a cash payment.
Please refer to the prospectuses for the Funds for more information. These prospectuses are available by contacting us at the address or telephone number shown on the first page of this prospectus.
Relationship Between Funds and Subaccounts
Each Subaccount buys shares of the appropriate Fund at net asset value without a sales charge. Dividends and capital gain distributions from a Fund are reinvested at net asset value without a sales charge and held by the Subaccount as an asset. Each Subaccount redeems Fund shares without a charge (unless the Fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.
Substitution of Investments
We may substitute the Funds in which the Subaccounts invest if:
•	laws or regulations change;
•	the existing Funds become unavailable; or
•	in our judgment, the Funds no longer are suitable (or are no longer the most suitable) for the Subaccounts.
If any of these situations occur, we have the right to substitute a Fund currently listed in this prospectus (existing Fund) for another Fund (new Fund). The new Fund may have higher fees and/or operating expenses than the existing Fund. Also, the new Fund may have investment objectives and policies and/or investment advisers which differ from the existing Fund.
We may also:
•	add new Subaccounts;
•	combine any two or more Subaccounts;
•	transfer assets to and from the Subaccounts or the Variable Account; and
•	eliminate or close any Subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the policy and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
Voting Rights
As a policy Owner with investments in the Subaccounts, you may vote on important Fund matters.  We calculate votes separately for each Subaccount.  We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which you are entitled.
We are the legal owner of all Fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each Fund according to instructions we receive from policy Owners.  We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions.  As a result of this proportional voting, in cases when a small number of policy Owners vote, their votes will have a greater impact and may even control the outcome. Under certain limited circumstances, we may override policy Owner’s voting instructions.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    37

The General Account
The general account includes all assets owned by RiverSource Life Insurance Co. of New York (“we”, “us”, “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York), other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your policy, including the death benefit. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The Fixed Account and the Indexed Accounts are the options supported by our general account that we make available under the policy.
Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account or the Indexed Accounts as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor the Indexed Accounts nor any interests in the accounts are subject to the provisions of these Acts. With respect to the Indexed Accounts, RiverSource Life of NY represents that the Indexed Accounts offered under the policies are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and the Consumer Protection Act. The policy complies with New York standard nonforfeiture compliance interest rate assumptions for life insurance.
These general account options have not been registered with the Securities and Exchange Commission (“SEC”). Disclosures regarding these options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The Fixed Account
You can allocate Net Premiums to the Fixed Account, transfer Policy Value from the Subaccounts to the Fixed Account, or allocate the Segment maturity value of an Indexed Account to the Fixed Account. Amounts allocated to the Fixed Account become part of our general account. Also, if fees and charges under the policy are deducted from the Fixed Account, you could lose more than the premiums you’ve paid into the Fixed Account. For further discussion see “Order of Deductions from Policy Value.”
Placing Policy Value in the Fixed Account does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, we guarantee that the Policy Value you place in the Fixed Account will accrue interest at an effective annual rate of at least 1% (2% for policy applications signed prior to December 4, 2020), independent of the actual investment experience of the general account. Keep in mind that this guarantee is subject to the creditworthiness and continued claims-paying ability of RiverSource Life Insurance Co. of New York. We are not obligated to credit any interest in excess of the guaranteed rate of 1% (2% for policy applications signed prior to December 4, 2020), although we may do so at our sole discretion, or if required by state law. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. We will not credit interest in excess of 1% (2% for policy applications signed prior to December 4, 2020) on any portion of Policy Value in the Fixed Account against which you have a policy loan outstanding.
Your statement will include the average interest rate currently earned on Policy Value in the Fixed Account as well as the interest rate that will be credited on any new money allocated to the Fixed Account. Interest is credited daily. For additional information on interest rates, contact your sales representative or RiverSource Life Insurance Co. of New York at the address or telephone number shown on the first page of this prospectus.
The Indexed Accounts
(Key terms used in this Indexed Accounts section are described below.)
You can allocate Net Premiums to the Indexed Accounts, transfer Policy Value from the Subaccounts or the Fixed Account to the Indexed Accounts or allocate the Segment maturity value of an Indexed Account to the Indexed Accounts. Amounts allocated to the Indexed Accounts become part of the general account. Placing Policy Value in the Indexed Accounts does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, the Policy Value that you place in the Indexed Accounts earns interest based on a change in the value of the S&P 500 Index. Therefore, the interest credited is independent of the actual investment experience of the general account. Keep in mind that this is subject to the creditworthiness and continued claims paying ability of RiverSource Life Insurance Co. of New York. The indexed interest rate credited over an Indexed Interest Period will always be greater than or equal to the Segment Floor which is 0% for the 1-Year Point-to-Point Indexed Account and 1% for the 2-Year Point-to-Point Indexed Account. This means that you may never receive indexed interest on amounts

38     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

invested in the 1-Year Point-to-Point Indexed Account and you may receive only 1% for amounts invested in the 2-Year Point-to-Point Indexed Account. Also, if fees and charges under the policy are deducted from the Indexed Accounts, you could lose more than the premiums you’ve paid into the Indexed Account(s). For further discussion see “Order of Deductions from Policy Value.”
Indexed Interest Rates credited will be based on various factors including: 1) the return of the underlying index (currently the S&P 500 Index for both the 1-Year and 2-Year Point-to-Point Indexed Accounts); 2) the Segment Participation Rate (currently 100% for both the 1-year and 2-Year Point-to-Point Indexed Accounts); and 3) the cap and floor rates in effect at the start of each Segment. A Segment is the portion of an Indexed Account that is associated with a particular Segment Start Date. The Segment Participation Rate is the percentage of the Index Growth Rate that is used to calculate indexed interest. The cap rate is the maximum interest rate over an Indexed Interest Period (1-Year or 2-Year period). The cap rate will never be lower than 3% for the 1-Year Point-to-Point Indexed Account (considered a 3% “cap”), and 5% for the entire two years of the 2-Year Point-to-Point Indexed Account (considered a 5% “cap”).
When you apply for your policy you will receive an illustration showing the current Indexed Account cap rates in effect at that time. Subsequently, your statement will include the current cap rate in effect that will apply to new Indexed Account Segments. In addition, we will provide notification on your statement if a Segment cap rate has decreased since your last statement.
An Indexed Account includes a corresponding Interim Account and one or more Segments. Any money allocated to an Indexed Account will first be deposited into the corresponding Interim Account. An Interim Account temporarily holds Net Premiums, loan repayments and other amounts you request to be allocated to an Indexed Account. An Interim Account earns interest at a fixed rate not less than the Fixed Account guaranteed interest rate shown in the Policy Data section of the policy.
On the 20th day of the calendar month, if the value of the Interim Account is $25 or greater, it will be transferred to a Segment of the corresponding Indexed Account. This will begin a new “Segment”, which is the portion of an Indexed Account created each time a transfer is made from the Interim Account to the Indexed Account. A Segment lasts for a 12- or 24-month term and is eligible for indexed interest at the Segment Maturity Date (the last day of the 12- or 24-month term). Once money is transferred to a Segment it cannot be transferred out of the Segment until the Segment Maturity Date, unless required to satisfy monthly deduction requirements or as required to make a loan or surrender. You may have Policy Value in multiple Segments at any given time.
Indexed interest is credited to the Segment at the end of the Segment Term and is equal to the average Segment Value multiplied by the Indexed Interest Rate. For a given Segment, the average Segment Value is the average of the values at the end of each Segment month over the Indexed Interest Period. A Segment month ends on the same day each month as the Segment Start Date. An Indexed Interest Period is the length of time a Segment in an Indexed Account is open. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.
Examples. The examples set forth below illustrate how indexed interest is calculated.
Assumptions
Segment Growth Cap:	7%
Segment Floor:	0%
Segment Participation Rate:	100%
Average Segment Value:	$5,000
Example 1 – Up-market:
This example shows the policy was credited with $350 for the Segment Term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,200
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1200	–1)	=	20%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 7%, but not less than the Segment Floor of 0%:
a)	20% (Index Growth Rate) x 100% (Segment Participation Rate) = 20%
b)	Segment Growth Cap of 7%
but not less than Segment Floor of 0%.
Therefore, in this example the Indexed Interest Rate is capped at 7%.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    39

The indexed interest credited is the average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 7% = $350
Example 2 – Down-market:
This example shows the policy was credited with $0 for the Segment Term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	900
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(900	–1)	=	-10%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 7%, but not less than the Segment Floor of 0%:
a)	-10% (Index Growth Rate) x 100% (Segment Participation Rate) = -10%
b)	Segment Growth Cap of 7%
but not less than Segment Floor of 0%.
Therefore, in this example the Indexed Interest Rate is 0%.
The indexed interest credited is the average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 0% = $0
Example 3 – Semi up-market:
This example shows the policy was credited with $250 for the Segment Term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,050
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1050	–1)	=	5%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 7%, but not less than the Segment Floor of 0%:
a)	5% (Index Growth Rate) x 100% (Segment Participation Rate) = 5%
b)	Segment Growth Cap of 7%
but not less than floor of 0%.
Therefore, in this example the Indexed Interest Rate is 5%.
The indexed interest credited is the average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 5% = $250
Segment Maturity Value
The Segment Growth Cap, Segment Floor and Segment Participation Rate are declared at the beginning of each Segment. At Segment maturity, the amount reallocated to the Indexed Account(s) along with any money in the Interim Account is combined to start a new Segment, the Segment Growth Cap is set and the process of crediting interest for that new Segment starts over again. The Segment Growth Cap is the limit on the index growth used in calculating the indexed interest. The Segment Floor provides protection when the performance of the index is less than the Segment Floor. The Segment Participation Rate reflects how much of the Index Growth Rate will be utilized in calculating the indexed interest. The guaranteed minimum Segment Growth Cap, Segment Floor and Segment Participation Rate is shown in the policy under Policy Data. Subsequent Segment Growth Caps, Segment Floors and Segment Participation Rates that we set may differ, but will never be less than the guaranteed minimum rates. Please contact your sales representative to determine the current Segment Growth Cap, Segment Floor and Segment Participation Rate for the Indexed Accounts available under the policy. Each indexed account has a different risk and return profile and a different range of potential outcomes. Any allocation you select should take into account your financial objectives, time horizon and risk tolerance. You should discuss the indexed account parameters with your registered representative to ensure you understand how they may affect the indexed interest credited for each Indexed Account.

40     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

The indexed interest credited plus the Segment value at the end of the Segment result in the Segment maturity value. The Segment maturity value is reallocated to the Fixed Account, Subaccounts, and/or Indexed Accounts according to the Segment maturity reallocation percentages you have selected. The amount reallocated to the Indexed Accounts along with any money in the Interim Account is then combined to start a new Segment. Each available Indexed Account has its own Segment reallocation percentages that can be selected when you apply for the policy.  You may change the Segment reallocation percentages at any time by written request or any other requests acceptable to us.  Any change to the Segment reallocation percentages will be effective for all Segments of an Indexed Account maturing after the receipt of the request.  In absence of a selection of the Segment reallocation percentages, Segment maturity value will be allocated to the same Indexed Account.
On the Insured’s Attained Insurance Age 119 anniversary, Segment reallocation percentages will be set to allocate any Segment maturity value to the Fixed Account and may not be changed.
Once benefit payments begin for any rider paying benefits due to chronic or terminal illness, the Segment maturity reallocation percentages will be set to allocate all amounts to the Fixed Account. The Segment reallocation percentages cannot be changed while on claim. Upon expiry of the claim, we must receive written instructions from you in order to change the Segment reallocation percentages.
The Indexed Account options available under the policy are shown in the Policy Data section of the policy. We reserve the right to add, remove or change one or more of the Indexed Account options. Also, we may substitute a comparable index if an index is discontinued, substantially changed or, at our sole discretion, we determine that an index should no longer be used. Any such substitution is subject to approval by the appropriate state insurance regulatory authorities. If an index is discontinued or substantially changed, we may mature Segments early. If we mature a Segment early, we will notify you. If we substitute a comparable index, the new index will only apply to new Segments. We will notify you, and any assignee of record, before a substitute index is used. If no such comparable index is approved, or it would not be prudent to substitute such an index, we reserve the right to stop offering an Indexed Account. In this case, the value of the discontinued Indexed Account will be transferred to the Fixed Account.
It is not possible to invest directly in an index. An Indexed Account is indirectly impacted by the market since it is not directly invested in any stock or equity investments. Any indexed interest credited will be affected by changes in the corresponding index(es).
Key Terms for the Indexed Accounts Section
1-Year Point-to-Point Indexed Account: An Indexed Account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a one-year period (subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate).
2-Year Point-to-Point Indexed Account: An Indexed Account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a two-year period (subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate).
Indexed Account: The portion of the Policy Value that earns interest based on a change in the value of one or more designated indexes.
Indexed Account Value: The sum of the values of the Segments of an Indexed Account plus the value of the Indexed Account’s corresponding Interim Account.
Index Growth Rate: The Index Growth Rate is calculated as (B divided by A) minus 1, where:
A = the final value of the index as of the day before the beginning of the Indexed Interest Period; and
B = the final value of the index as of the day before the end of the Indexed Interest Period.
The final value of an index used in calculating the Index Growth Rate is the value determined by that index's provider as the index's final value on a business day. A business day is a day on which the New York Stock Exchange is open for business. If we need to determine the final value on any day that is not a business day, we will use the final value for the next business day following that day. If no final value is determined for any index as of a business day, we will use the final value for the most recent preceding business day for which a final value was determined for that index.
The Index Growth Rate does not include gains in the index that come from dividends.
Indexed Interest Period: The length of time a Segment in an Indexed Account is open. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.
Indexed Interest Rate: The Indexed Interest Rate reflects any growth in the value of the index, subject to the Segment Growth Cap and Segment Floor. The Indexed Interest Rate is equal to the lesser of (a x b) – (d) or (c – d), but will never be less than (e), where:
(a) is the Index Growth Rate;

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    41

(b) is the Segment Participation Rate;
(c) is the Segment Growth Cap;
(d) is the Cumulative Guaranteed Indexed Interest Rate; and
(e) is the Segment Floor.
Interim Account: An Interim Account corresponds to an Indexed Account. The Interim Account temporarily holds Net Premiums, loan repayments and other amounts you request to be allocated or transferred to a segment of its corresponding Indexed Account.
Segment: A Segment is the portion of an Indexed Account that is associated with a particular Segment Start Date.
Segment Floor: The minimum total Interest Rate for a Segment over the Indexed Interest Period, including both the Segment guaranteed annual interest rate and the Indexed Interest Rate.
Segment Growth Cap: The maximum total interest rate for a Segment over the Indexed Interest Period, including both the Segment guaranteed annual interest rate and the Indexed Interest Rate.
Segment Maturity Date: The last day of a Segment Term.
Segment Participation Rate: The percentage of the Index Growth Rate that is used to calculate indexed interest.
Segment Start Date: The date on which amounts are transferred or reallocated to a Segment of an Indexed Account. Segment months, Segment years and Segment Terms are all measured from this date.
Segment Term: The length of time a Segment is open. Each Segment begins on its Segment Start Date and ends on its Segment Maturity Date, which is determined by the Segment Term. The Segment Term for each Indexed Account is shown in the policy under Policy Data. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.
Purchasing Your Policy
Application
Your sales representative will help you complete an application and send it to our Service Center. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your policy or take other steps we deem reasonable. When you apply, you:
•	select a Specified Amount of insurance;
•	select a death benefit option;
•	designate a Beneficiary; and
•	state how premiums are to be allocated among the Fixed Account, the Indexed Accounts and the Subaccounts.
Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.
Age limit: We generally will not issue a policy where the proposed Insured is over the Insurance Age of 85. We may, however, do so at our sole discretion.
Risk Classification: The Risk Classification is based on the Insured’s health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See “Loads, Fees and Charges.”)
When insurance coverage is in effect: Insurance coverage is in effect when we issue the policy, you have paid any premium necessary to keep the policy in force, the policy has been delivered to you and you have accepted the policy.  Conditional insurance coverage will be in effect prior to delivery of the policy only if certain conditions have been met, as stated in the application form.
Other conditions: In addition to proving insurability of the Insured, you and the Insured must meet certain conditions stated in the application form before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.

42     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Incontestability: We will have two years from the effective date of your policy or from reinstatement of your policy (see “Keeping the Policy in Force — Reinstatement”) to contest the truth of statements or representations in your application. After the policy has been in force during the Insured’s lifetime for two years from the Policy Date, we cannot contest the truth of statements or representations in your application.
Choice of Tax Test
When you apply for your policy, you need to select one of two life insurance qualification tests which will be used to determine whether your policy continues to qualify as life insurance, as outlined under Section 7702 of the Internal Revenue Code of 1986, as amended (Code).
The two tests are:
(1) the guideline premium test (GPT), or
(2) the cash value accumulation test (CVAT).
The test you choose cannot be changed after your policy is issued. If you do not choose a life insurance qualification test when you apply for your policy, the GPT will be applied to your policy. For policies with large amounts of planned premium, we may limit the choice to the GPT.
As mentioned in the Proceeds Payable Upon Death section, regardless of which death benefit option is in effect on the policy, there is always a minimum death benefit amount equal to a percentage of the Policy Value. These percentages, and thus the minimum death benefit amount, are defined under Section 7702 of the Code and differ based on the test selected. In general, the percentages under the CVAT are higher than the percentages under the GPT. A policy’s specific percentages are shown in the Death Benefit Percentage table under Policy Data.
In addition to defining a minimum death benefit amount, the Code also defines a limit to the amount of premium that can be paid under the GPT.
Considerations when choosing the life insurance qualification test for your policy:
Due to no premium limitations in the CVAT under the Code, the CVAT typically allows more flexibility in the amount and timing of premium that can be paid. Please note, under both tests, any premium paid which increases the Net Amount at Risk may be subject to underwriting and require an increase in the Specified Amount prior to us accepting the premium.
For the same premium, the GPT may result in a higher death benefit in early years due to the premium limitations for a given Specified Amount, while the CVAT may result in a higher death benefit long-term due to higher death benefit percentages. Monthly cost of insurance charges that are based on the Net Amount at Risk may be greater on policies using the test that has the higher death benefit at any given time.
Potential Distributions of Policy Value under the CVAT
Under the CVAT, if the death benefit less the Policy Value, ever exceeds three times the distribution threshold as defined below, we reserve the right to make a distribution from Policy Value. The distribution would be the amount needed to make the death benefit, less the Policy Value, equal to three times the distribution threshold.
The distribution threshold is equal to:
(a) + (b)
Where:
(a) is the initial Specified Amount; and
(b) is the amount of any increase in Specified Amount other than that resulting solely from a change in the death benefit option.
Right to Examine Your Policy (“Free Look”)
Upon cancellation, you will receive a full refund of all premiums paid, including any policy fees or other charges, less Indebtedness. You may mail or deliver the policy to our Service Center or to your sales representative with a written request for cancellation by the 10th day or the 60th day if the policy is intended to replace an existing policy) after you receive it. On the date your request is postmarked or received, the policy will immediately be considered void from the start.
Under our current administrative practice, your request to cancel the policy under the “Free Look” provision will be honored if received at our Service Center within 30 days from the latest of the following dates:
•	The date we mail the policy from our Service Center.
•	The Policy Date (only if the policy is issued in force).
•	The date your sales representative delivers the policy to you as evidenced by our policy delivery receipt, which you must sign and date.

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We reserve the right to change or discontinue this administrative practice at any time.
Premiums
Payment of premiums: An initial premium equal to the monthly premium required to keep the Minimum Initial Premium in effect is required to be paid on or before the Policy Date and must be received by us before the policy can become effective. No insurance will take effect until this amount is paid. Additionally, in applying for your policy you decide how much you intend to pay and how often you will make future payments.  During the first several policy years until the Policy Value is sufficient to cover the Surrender Charge, we require that you pay the Minimum Initial Premium in effect in order to keep the policy in force. The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
To determine the amount of Scheduled Premium, you may consider a number of factors including, but not limited to:
•	the Specified Amount;
•	the Insured’s sex (unless unisex rates are required by law);
•	the Insured’s issue age;
•	the Insured’s Risk Classification;
•	premium frequency; and
•	the death benefit option.
You may schedule payments annually, semiannually, quarterly or monthly. (We must approve payment at any other interval.) The schedule premium you have chosen is shown under Policy Data in the policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.
The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
You may also change the amount and frequency of Scheduled Premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.
Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the Policy Value,Cash Surrender Value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.
Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the Insured's Attained Insurance Age 120.
Allocation of premiums: Until the Policy Date, we hold premiums, if any, in the Fixed Accountand we credit interest on any Net Premiums at the current Fixed Account rate. As of the Policy Date, we will allocate the Net Premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
When we receive Notice of Claim for any rider paying benefits due to chronic or terminal illness, the premium allocation percentages will be set to allocate all amounts to the Fixed Account. The premium allocation percentages cannot be changed while on claim. Upon expiry of the claim, you may change the premium allocation percentages by sending a written request to our Service Center.
On the Insured’s Attained Insurance Age120 anniversary, the premium allocation percentages will be set to allocate all premium and loan repayments to the Fixed Account, and may not be changed.
Additional premiums: We credit additional premiums you make to your accounts on the Valuation Date we receive them. If we receive an additional premium at our Service Center before the Close of Business, we will credit any portion of that premium allocated to the Subaccounts using the Accumulation Unit value we calculate on the Valuation Date we received the premium. If we receive an additional premium at our Service Center at or after the Close of Business, we will credit any portion of that premium allocated to the Subaccounts using the Accumulation Unit value we calculate on the next Valuation Date after we received the premium.

44     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Policy Value
The value of your policy is the sum of values in the Fixed Account, Indexed Account(s) and each Subaccount of the Variable Account. We value your accounts as follows:
Fixed Account
We value the amounts you allocate to the Fixed Account directly in dollars. The Fixed Account Value equals:
•	the sum of your Net Premiums, transfer amounts (including loan transfers), Segment maturity reallocations, and any applicable policy value credit allocated to the Fixed Account; plus
•	interest credited; minus
•	the sum of amounts surrendered (including any applicable Surrender Charges) and amounts transferred out of the Fixed Account (including loan transfers); minus
•	any portion of the monthly deduction for the coming month that is allocated to the Fixed Account.
Indexed Accounts
Amounts allocated to an Indexed Account will be held either in an Interim Account or the Indexed Account’s Segments. We value the amounts you allocate to an Indexed Account directly in dollars. An Indexed Account’s Value equals:
•	the sum of your Net Premiums, Segment maturity reallocations, and any applicable policy value credit allocated to the Indexed Account; plus
•	indexed interest credited; minus
•	the sum of amounts surrendered (including any applicable Surrender Charges) and amounts transferred out (due to loans taken and interest charged on Indebtedness), Segment maturity reallocations allocated to the Fixed Account, any Subaccounts, or another Indexed Account; minus
•	any portion of the monthly deduction for the coming month that is allocated to the Indexed Account.
Subaccounts
We convert amounts you allocate to the Subaccounts into Accumulation Units. Each time you allocate a Net Premium, transfer amounts into one of the Subaccounts from the Fixed Account or another Subaccount, or transfer amounts from the Indexed Accounts at Segment maturity, we credit a certain number of Accumulation Units to your policy for that Subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a Subaccount, or we assess a charge, we subtract a certain number of Accumulation Units from your Policy Value.
Accumulation Units are the true measure of investment value in each Subaccount. They are related to, but not the same as, the net asset value of the Fund in which the Subaccount invests. The dollar value of each Accumulation Unit can rise or fall daily depending on the Variable Account expenses, performance of the Fund and on certain Fund expenses. Here is how we calculate Accumulation Unit values:
Number of units: To calculate the number of Accumulation Units for a particular Subaccount, we divide your investment by the current Accumulation Unit value.
Accumulation Unit value: The current Accumulation Unit value for each Subaccount equals the last value times the Subaccount’s current net investment factor.
We determine the net investment factor by:
•	adding the Fund’s current net asset value per share, plus the per share amount of any dividend or capital gain distributions, to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share.
Factors that affect Subaccount Accumulation Units: Accumulation Units may change in two ways — in number and in value. Here are the factors that influence those changes:
The number of Accumulation Units you own may fluctuate due to:
•	additional Net Premiums allocated to the Subaccounts;
•	any applicable policy value credit allocated to the Subaccounts;
•	transfers into or out of the Subaccounts;
•	amounts transferred from Indexed Accounts at Segment maturity;
•	partial surrenders and partial surrender fees;
•	Surrender Charges; and
•	monthly deductions.

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Accumulation Unit values will fluctuate due to:
•	changes in underlying Fund net asset value;
•	Fund dividends distributed to the Subaccounts;
•	Fund capital gains or losses; and
•	Fund operating expenses.
Order of Deductions from Policy Value
Any deductions from Policy Value will be taken from the Fixed Account, minus any Indebtedness, and the Subaccounts according to the allocation percentages in effect until exhausted.
When the Fixed Account, minus any Indebtedness, and the Subaccounts have been exhausted, any deductions from Policy Value will be taken in order from the following:
•	the Interim Accounts, proportionally, based on the Interim Account values until exhausted; then
•	the Segments of the Indexed Accounts starting with the most recently opened Segment(s); then
•	the next most recently opened Segment(s), and will continue in this manner until the amount required to satisfy the deduction has been met.
For multiple Indexed Account Segments with the same start date, any deductions will be taken proportionally out of those Segments based on the values in those Segments.
Such deductions include monthly deductions, partial surrenders, partial surrender fees, loans, loan interest and any other adjustments to Policy Value as a result of exercising a policy provision or rider.
Keeping The Policy in Force
Minimum Initial Premium Guarantee
To allow you to purchase the policy for the lowest premium possible, you may choose to pay only the Minimum Initial Premium during the Minimum Initial Premium Period as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction. If, on a Monthly Date, you have not paid enough premiums to keep the Minimum Initial Premium Guarantee in effect, the MIPG will terminate. Your policy will also enter the grace period if the Cash Surrender Value is less than the amount needed to pay the monthly deduction and the Minimum Initial Premium Guarantee is not in effect. The policy will not enter the grace period during the Minimum Initial Premium Period as shown in your policy under Policy Data, if:
•	on a Monthly Date, the Policy Value minus Indebtedness equals or exceeds the monthly deduction for the policy month following such Monthly Date; and
•	the sum of all premiums paid, minus any partial surrenders, and minus any Indebtedness, equals or exceeds the Minimum Initial Premium, as shown in your policy under Policy Data, times the number of months since the Policy Date, including the current month.
The Minimum Initial Premium Period ten years.
No Lapse Guarantee
A feature of the policy guaranteeing the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction. Each policy has the following NLG options:
No-Lapse Guarantee: This option guarantees the policy will not Lapse before the the Insured’s Attained Insurance Age 75 (or 10 years, if later).
The NLG will remain in effect as long as:
•	the sum of premiums paid; minus
•	Partial Surrenders; minus
•	outstanding Indebtedness; equals or exceeds
•	the NLG Premiums due since the Policy Date.
The NLG Premium is shown in the policy.
Grace Period
If on a Monthly Date the Cash Surrender Value of your policy is less than the amount needed to pay the next monthly deduction and neither the NLG nor the minimum initial premium guarantee is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will Lapse.

46     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Approximately 15 days after the grace period begins, we will mail a notice to your last known address, requesting a payment sufficient to cover any past due premiums, any premiums falling due within the 61-day grace period, and the next scheduled monthly deduction. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any remaining balance to the Policy Value and allocate it in the same manner as other premium payments.  If the Insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.
If you have the AdvanceSource Rider on your policy and the AdvanceSource Rider terminates at the end of the grace period while the Accelerated Benefit Insured is a Chronically Ill Individual, the rider may be reinstated provided that you submit a written request within five months after the date of termination and provided that certain other conditions are met. Those certain conditions are listed in the rider. The reinstated rider will not provide Monthly Benefit Payments during the period of Lapse to the date of reinstatement. The effective date of the reinstated rider will be the beginning of the policy month that coincides with or next follows the date we approve the Accelerated Benefit Insured’s request.
Reinstatement
Your policy may be reinstated within three years after it Lapses, unless you surrendered it for cash. To reinstate, we will require:
•	a written request;
•	evidence satisfactory to us that the Insured remains insurable;
•	payment of the premium we specify; and
•	payment or reinstatement of any Indebtedness.
The effective date of a reinstated policy will be the Monthly Date on or next following the day we accept your application for reinstatement. Surrender Charges will return to what they would have been if the policy had not Lapsed. The NLG cannot be reinstated.
We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.
Proceeds Payable Upon Death
If the Insured dies while the policy is in force, we will pay a benefit to the Beneficiary of the policy when the Insured dies. The amount payable is the death benefit amount minus any Indebtedness as of the Death Benefit Valuation Date.
Option 1 (level amount): Under the Option 1 death benefit, if death is prior to or on the Insured’sAttained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•	the Specified Amount; or
•	a percentage of the Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to or on the Insured’sAttained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•	the Policy Value plus the Specified Amount; or
•	a percentage of Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 3 (return of premium, subject to a limit): Under the Option 3 death benefit, if death is prior to or on the Insured’sAttained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
1.	the lesser of:
•	the Specified Amount plus premiums paid, less partial surrenders and any partial surrender fees; or
•	the Death Benefit Option 3 Limit shown under Policy Data; or
2.	a percentage of the Policy Value. The percentage is designed to ensure the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to the Policy Value for your policy to qualify as life insurance.

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Example	Option 1	Option 2	Option 3
Specified Amount	$100,000	$100,000	$100,000
Policy Value	$ 5,000	$ 5,000	$ 5,000
Premiums paid	$ 4,000	$ 4,000	$ 4,000
Death benefit	$100,000	$105,000	$104,000
Policy Value increases to	$ 8,000	$ 8,000	$ 8,000
Death benefit	$100,000	$108,000	$104,000
Policy Value decreases to	$ 3,000	$ 3,000	$ 3,000
Death benefit	$100,000	$103,000	$104,000
If you want to have premium payments reflected in the form of an increasing death benefit, subject to a limit, you should consider Option 3. If you want your death benefit to include the policy Specified Amount and Policy Value, you should consider Option 2. If you are satisfied with the Specified Amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Value, you should consider Option 1. Under Option 1, the cost of insurance is lower because our Net Amount at Risk is generally lower; for this reason, the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the Policy Value.
Under all death benefit options, if death is on or after the Insured’sAttained Insurance Age 120Policy Anniversary, the death benefit amount will be the greater of:
•	the death benefit on the Insured's Attained Insurance Age 120 Policy Anniversary, minus any partial surrenders and partial surrender fees occurring after the Insured's Attained Insurance Age 120 Policy Anniversary; or
•	the Policy Value on the date of death.
If you have the AdvanceSource Rider on your policy, the Proceeds payable upon death of the Insured on or after the Insured’sAttained Insurance Age 120 Policy Anniversary is reduced by each AdvanceSource Rider benefit paid.
Change in Death Benefit Option
Prior to the Insured’s Attained Insurance Age 120 anniversary, you may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the Specified Amount. You do not need to provide additional evidence of insurability.
If you change from Option 1 to Option 2: The Specified Amount will decrease by an amount equal to the Policy Value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting Specified Amount would fall below the minimum amount shown in the policy.
If you change from Option 2 to Option 1: The Specified Amount will increase by an amount equal to the Policy Value on the effective date of the change.
If you change from Option 3 to Option 1: The Specified Amount will be the Option 3 death benefit on the effective date of the change.
You may not change from Option 1 or Option 2 to Option 3.
An increase or decrease in Specified Amount resulting from a change in the death benefit option will affect the following:
•	Monthly deduction because the cost of insurance charges depends upon the Specified Amount.
•	Minimum Initial Premium.
•	No-Lapse Guarantee Premium.
•	Charges for the optional Accidental Death Benefit rider, Children's Insurance rider, Waiver of Monthly Deduction rider, Waiver of Premium rider and the Advance Source Accelerated Benefit rider – CI will increase if the death benefit option change results in an increase in the rider Specified Amount.
•	If there is a requested decrease in the policy Specified Amount, the AIBR would terminate.
The Surrender Charge will not be affected.
We reserve the right to decline to make any death benefit option change that we determine would cause the policy to fail to qualify as life insurance under applicable tax laws.
If you have the AdvanceSource Rider on your policy: Neither Option 2 nor Option 3 is available.
Changes in Specified Amount
Subject to certain limitations, you may make a written request to increase or decrease the Specified Amount.

48    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Increases: If you increase the Specified Amount, we may require additional evidence of insurability that is satisfactory to us.
The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the Insured’s Attained Insurance Age85. We will have two years from the effective date of an increase in Specified Amount to contest the truth of statements or representations in the application for the increase in Specified Amount.
An increase in the Specified Amount will have the following effect on policy costs:
•	Your monthly deduction will increase because the cost of insurance charge depends upon the Specified Amount.
•	Charges for the optional Waiver of Monthly Deduction rider will increase.
•	The Minimum Initial Premium and the NLG premiums will increase.
•	Charges for certain optional insurance benefits may increase.
•	The administrative charge will increase.
•	The Surrender Charge will increase. A new schedule of Surrender Charges will apply to the amount of any increase in the Specified Amount.
At the time of the increase in Specified Amount, the Cash Surrender Value of your policy must be sufficient to pay the monthly deduction on the next Monthly Date. The increased Surrender Charge will reduce the Cash Surrender Value. If the remaining Cash Surrender Value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will Lapse unless the NLG or the Minimum Initial Premium guarantee is in effect.
Decreases: After the first policy year, you may decrease the Specified Amount, subject to all the following limitations:
•	Only one decrease per policy year is allowed.
•	We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.
•	After the decrease, the Specified Amount may not be less than the minimum amount shown in the policy.
•	In policy years 2-5, the Specified Amount remaining after the decrease may not be less than 75% of the initial Specified Amount.
•	In policy years 6 -10, the Specified Amount remaining after the decrease may not be less than 50% of the initial Specified Amount.
•	In policy years 11-15, the Specified Amount remaining after the decrease may not be less than 25% of the initial Specified Amount.
•	In policy years 16+, the Specified Amount remaining after the decrease must be at least $1,000.
•	The effective date of any decrease in Specified Amount is the Monthly Date on or next following the date we receive your request.
The effective date of any decrease in Specified Amount is the Monthly Date on or next following the date we receive your request.
No Surrender Charge is imposed when you request a decrease in the Specified Amount.Each increase in Specified Amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.
Example
This example assumes an initial Specified Amount of $100,000. In policy year 6, you increase the initial Specified Amount by $100,000. The current Specified Amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current Specified Amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the Specified Amount after this decrease is $125,000, computed as follows:
Maximum reduction in initial Specified Amount in policy year 10:	$100,000 X .50 =	$ 50,000
Maximum reduction in increase in Specified Amount during the fourth policy year of increase:	$100,000 X .25 =	+25,000
Maximum permitted reduction in current Specified Amount:		$ 75,000
Current Specified Amount before reduction:		$ 200,000
Minus maximum permitted reduction in current Specified Amount:		–75,000
Specified Amount after reduction		$ 125,000
A decrease in Specified Amount will affect your costs as follows:
•	Your monthly deduction will decrease because the cost of insurance charge depends upon the Specified Amount.

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•	The monthly deduction for the WMD will decrease if there is a decrease in the policy Specified Amount.
•	If there is a decrease in the policy Specified Amount that results in the ASR Specified Amount to be greater than the new policy Specified Amount, the ASR Specified Amount will be automatically decreased to equal the policy Specified Amount.
•	If there is a requested decrease in the policy Specified Amount, the AIBR would terminate.
•	The Minimum Initial Premium and the NLG premiums will decrease.
•	The administrative charge will not change.
•	The Surrender Charge will not change.
We will deduct decreases in the Specified Amount from the current Specified Amount in this order:
•	First from the initial Specified Amount when the policy was issued, and
•	Then from the increases successively following the initial Specified Amount.
This procedure may affect the cost of insurance if we have applied different Risk Classifications to the current Specified Amount. We will eliminate the Risk Classification applicable to the most recent increase in the Specified Amount first, then the Risk Classification applicable to the next most recent increase, and so on.
If you have the AdvanceSource Rider on your policy and request a decrease in the policy Specified Amount, including decreases due to partial surrenders, you may impact the AdvanceSource Rider Specified Amount and the remaining amount to be accelerated. After a decrease in the policy Specified Amount, if the remaining amount to be accelerated divided by the new policy Specified Amount is greater than the maximum rider Specified Amount percent shown in the “Policy Data” section of the policy, then therider Specified Amount and the remaining amount to be accelerated will be decreased. Any resulting decrease could cause a change in the maximum monthly benefit.
Misstatement of Age or Sex
If the Insured’s age or sex has been misstated, the Proceeds payable upon death will be:
•	the Policy Value on the date of death; plus
•	the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
•	the amount of any outstanding Indebtedness on the date of death.
Suicide
Suicide by the Insured within two years from the Policy Date is not covered by the policy. If suicide occurs, the only amount payable to the Beneficiary will be the premiums paid, minus any Indebtedness and partial surrenders.
If the Insured commits suicide within two years from the effective date of an increase in Specified Amount, the amount payable for the additional Specified Amount will be limited to the monthly deductions for the Additional Specified Amount.
Beneficiary
Initially, the Beneficiary will be the person you designate in your application for the policy. You may change the Beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a Beneficiary, or if the designated Beneficiary dies before the Insured, the Beneficiary will be you, if living. If you are not living, the Beneficiary will be your estate.

50    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Other Benefits Available Under the Contract
In addition to the standard death benefit(s) associated with your contract, other standard and/or optional benefits may also be available to you. The following table summarize information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Accelerated Death Benefit Rider for Terminal Illness (ADBRTI)	The ADBRTI allows the Owner to withdraw part of the death benefit if the Insured becomes terminally ill.	Optional	• Death benefit can only be accelerated if the Insured is diagnosed as terminally ill as defined in the rider.
•  The accelerated benefit creates a lien against the policy’s death benefit and interest will be added to the lien as it accrues.
• At the Insured’s death, the policy’s Beneficiary would receive only the death benefit remaining after the lien has been deducted.
Accidental Death Benefit (ADB)	The Accidental Death Benefit rider provides for an additional death benefit if the Insured’s death is caused by accidental injury prior to the Attained Insurance Age 70 Policy Anniversary.	Optional	• ADB is available for Insureds Issue Ages 5-65.
• ADB will only pay the additional accidental death benefit if the Insured's death is caused by accidental injury prior to the Insured's Attained Insurance Age 70 Policy Anniversary.
• Death must occur within 90 days of the accidental injury to be considered for the accidental death benefit.
Automatic Increase Benefit Rider (AIBR)	The Automatic Increase Benefit Rider (AIBR) provides for an increase in the Specified Amount on each Policy Anniversary without evidence of insurability. The amount of the increase will be based on a percentage of the Specified Amount in effect at the time of the increase. The percent is chosen by the policy Owner at the time of application.	Optional	• AIBR is only available at issue.
•  AIBR is available to Insureds Issue Ages 0–60.
• AIBR cannot be added to policies with an Insured that has a substandard Risk Classification.
• The automatic increase percent cannot be changed once the policy has been issued.
The lifetime maximum amount of all automatic increases combined is $750,000.
• The AIBR will terminate at the earlier of:
• The Insurance Attained Insurance Age 65 Policy Anniversary, or
• The date the lifetime maximum of $750,000 is reached, or
• The date the policy owner rejects an automatic increase, or
• The date the policy owner requests a decrease in the Specified Amount, (Partial Surrenders and death benefit option changes that result in a decrease in Specified Amount do not cause the rider to terminate), or
• When the policy owner requests to have the rider removed, or
• The date the policy terminates for any reason.

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Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Children’s Insurance Rider (CIR)	The Children’s Insurance Rider (CIR) provides level term coverage on each eligible child.	Optional	• CIR is available for Insureds Issue Ages 16-60. • CIR provides insurance on the Insured's children ages 15 days to 19 years at issue and any children born after issue and prior to the Insured's Attained Insurance Age 65 Policy Anniversary.
• Coverage on a child will expire on the earlier of the child's 22nd birthday or the Insured's Attained Insurance Age 65 Policy Anniversary.
Overloan Protection Benefit (OPB)	Protects the policy from Lapsing as a result of the loan balance exceeding the Policy Value when certain conditions are met.	Optional	• OPB can only be exercised if the death benefit option 1 is in effect.
• The policy must be in force for at least 15 years before the OPB can be exercised.
• The policy may not be in the grace period to exercise the OPB.
Waiver of Monthly Deduction (WMD)	Under WMD, we will waive the monthly deduction if the Insured becomes totally disabled for a period of 180 consecutive days when certain requirements are met.	Optional	• WMD is available for Insureds Issue Ages 20-55.
• Insured must be totally disabled for 180 days or longer prior to the Insured's Attained Insurance Age 65 Policy Anniversary to claim benefits.
• Monthly deductions will be waived for a limited period of time if total disability begins on or after Attained Insurance Age 60 Policy Anniversary but before Attained Insurance Age 65 Policy Anniversary.
• During a period of total disability, the Specified Amount of the policy cannot be increased, the death benefit option cannot be changed and increases in benefits under the policy or any riders attached to it will not be allowed.
• If the rider and policy are inforce and the rider is not on claim on the Insured's Attained Insurance Age 65 Policy Anniversary, the rider will automatically terminate.

52     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Waiver of Premium (WP)	The Waiver of Premium (WP) rider provides that if the Insured becomes totally disabled and total disability continues for a period of 180 consecutive days, RiverSource Life will add to the Policy Value the specified premium as shown on the Policy Data page, or waive the monthly deduction for the policy, whichever is higher.	Optional	• WP is available for Insureds Issue Ages 20-55.
• Insured must be totally disabled for 180 days or longer prior to the Insured's Attained Insurance Age 65 Policy Anniversary to claim benefits.
• Benefits will be applied for a limited period of time if total disability begins on or after Attained Insurance Age 60 Policy Anniversary but before Attained Insurance Age 65 Policy Anniversary.
• During a period of total disability, the Specified Amount of the policy cannot be increased, the death benefit option cannot be changed and increases in benefits under the policy or any riders attached to it will not be allowed.
• If the rider and policy are inforce and the rider is not on claim on the Insured's Attained Insurance Age 65 Policy Anniversary, the rider will automatically terminate.
Accounting Value Increase Rider (AVIR)	If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge.	Optional	• AVIR is only available at issue.
• This rider is only available in limited situations, determined at time of underwriting.
• Surrender Charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.

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Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR-CI)	ASR-CI provides a rider payment to the Insured, as an acceleration of the policy’s death benefit, if the Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.	Optional	• ASR is only available at issue.
• ASR is available for Insureds Issue Ages 0-79.
• The ASR Specified Amount must be between 20 and 100% of the policy Specified Amount.
• The minimum ASR Specified Amount is $50,000. • The minimum Specified Amount of the policy with an ASR is $100,000. • ASR can be issued to Insureds rated substandard up to and including Table D.
• ASR is only available on policies that are death benefit option 1.
• Benefits under the rider will only be paid if the Insured is classified as Chronically Ill, as defined in the rider, for at least 90 days.
•  Benefits will not be provided under this rider during the first six months for qualified long-term care services received by the Insured due to a pre-existing condition.
• The rider does not cover services provided by a facility or an agency that does not meet the rider definition of such facility or agency.
• Certain policy transactions are not allowed while the Insured is on ASR claim. These includes transfers from the fixed account to the subaccounts or indexed accounts,partial surrenders, and additional loans.
• The ASR does not include inflation projection coverage.

54     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Automated Transfers	Automated transfer arrangements allow you to set up periodic transfers at a set interval (i.e. monthly, quarterly, etc.) from one investment option to one or more investment option(s) under the policy.	Standard	• Only one automated transfer arrangement can be in effect at any time.
• Only one account can be used as the source of funds in the automatic transfer arrangement.
• If the Fixed Account is the source of funds, you cannot set up an automated transfer amount that would deplete the Fixed Account in less than 12 months.
• If the value of the source of funds account is less than the requested automated transfer amount, that occurrence of the automated transfer will not process.
• The minimum automatic transfer amount is $50.
• You must allow seven days for us to change any automated transfer arrangement instructions that are currently in place.
• If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
Automated Dollar-Cost Averaging (DCA)	A DCA arrangement is an automated transfer arrangement designed to help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Funds. Under a DCA arrangement, since you invest the same amount each period, you automatically acquire more units when market values fall, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for DCA.	Standard	• Only one automated transfer arrangement can be in effect at any time.
• Only one account can be used as the source of funds in the automatic transfer arrangement.
• If the Fixed Account is the source of funds, you cannot set up an automated transfer amount that would deplete the Fixed Account in less than 12 months.
• If the value of the source of funds account is less than the requested automated transfer amount, that occurrence of the automated transfer will not process.
• The minimum automatic transfer amount is $50.
• You must allow seven days for us to change any automated transfer arrangement instructions that are currently in place.
• If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    55

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Asset Rebalancing	The asset rebalancing feature automatically transfers Policy Value between Subaccounts at set intervals (i.e. monthly, quarterly, etc.) to correspond to your chosen allocation percentages among Subaccounts.	Standard	• The Policy Value reallocated must be at least $2,000 at the time the asset rebalancing is set up.
• Asset rebalancing does not apply to Policy Value in the Fixed Account.
• Asset rebalancing must occur quarterly, semiannually or annually.
• You must allow 30 days for us to change any asset rebalancing instructions that currently are in place.
Paid Up Insurance Option	You may request that we use the Cash Surrender Value of the policy to purchase an amount of paid-up insurance prior to the youngest Insured’s Attained Insurance Age 120.	Optional	• When the Paid-Up Insurance option is elected, you will forfeit all rights to make future premium payments and all riders will terminate.
• The paid-up insurance policy’s death benefit amount, minus its Cash Surrender Value, cannot be greater than your current policy’s death benefit, minus its Policy Value(both as of the date of the paid-up insurance policy’s purchase).
Additional Information About Optional Benefits
When you purchase your policy, you may add any available optional benefits to your policy in the form of riders for an additional charge (unless otherwise noted).
Accelerated Benefit Rider for Terminal Illness (ABRTI). If the Insured is terminally ill and death is expected to occur within six months, the rider provides that you can withdraw a portion of the death benefit prior to death.
Example:
Jane Doe purchases a policy with a $500,000 Specified Amount and the Accelerated Benefit Rider for Terminal Illness (ABR-TI). Jane receives a terminal illness diagnosis as defined in the policy. She elects to receive an advance of the death benefit under the ABR-TI. At that time, there are no outstanding loans on the policy and the Specified Amount is $500,000. She elects to receive the maximum lump sum amount available to be accelerated which is 50% x $500,000 = $250,000. A one time administrative charge equal to $500 will be paid to us using an additional accelerated benefit and increasing the total accelerated benefit. The total accelerated benefit will create a lien against the policy that will be charged interest as described in the policy. The interest charged will be paid by additional accelerated benefits and will be added to the total accelerated benefit. The policy's Proceeds payable to the Beneficiary at the time of Jane's death will be the base policy death benefit less the total accelerated death benefit.
Accidental Death Benefit Rider (ADB). ADB provides an additional death benefit if the Insured’s death is caused by accidental injury.
Example:
Jane Doe purchases a base policy with a $500,000 Specified Amount and includes an Accidental Death Benefit (ADB) rider with an accidental death benefit equal to $100,000. Prior to Jane's Attained Insurance Age 70 Policy Anniversary, she dies within 180 days of an accidental injury and her death was a direct result of the accidental injury. The total Proceeds payable to the Beneficiary will be $600,000 which is equal to the base policy Proceeds of $500,000 plus the accidental death benefit of $100,000.
Automatic Increase Benefit Rider (AIBR). AIBR provides an increase in the Specified Amount at a designated percentage on each Policy Anniversary until the earliest of the Insured’s Attained Insurance Age 65 or the occurrence of certain other events, as described in the rider.
Example:
Jane Doe purchases a base policy with a $500,000 Specified Amount and the Automatic Increase Benefit Rider (AIBR) of 5%. On the first policy anniversary, the Specified Amount will increase to $525,000 which is the original Specified Amount of $500,000 times 1.05. A similar increase will automatically occur on each Policy Anniversary and no evidence

56     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

of insurability will be required. The maximum amount of each annual increase is $25,000 and the lifetime maximum of all annual increases combined is $750,000. Automatic increases will occur until the earlier of Jane's Attained Insurance Age 65 Policy Anniversary or the lifetime maximum increase is reached.
Children’s Insurance Rider (CIR): CIR provides level term coverage on each eligible child.
Example:
John Doe purchases a base policy and the Children's Insurance Rider with a rider benefit amount equal to $8,000. Jane Doe is the Insured of the base policy and John is the owner. All of Jane's children, as defined in the policy, are insured under this rider. If a child of Jane's dies prior to the child's 22nd birthday and Jane's Attained Insurance Age 65 Policy Anniversary, the $8,000 rider benefit will be paid to John.
Overloan Protection Benefit (OPB). The overloan protection benefit prevents the policy from Lapsing due to the loan balance exceeding Policy Value. The OPB is included with new policies. The feature may be exercised by the policy Owner when all of the following conditions are met:
•	The policy has been in force for at least 15 years; and
•	The Insured’s Attained Insurance Age is at least 75 but not greater than 95; and
•	Policy Indebtedness must be greater than the Specified Amount and greater than or equal to the Indebtedness percentage shown under Policy Data; and
•	The Cash Surrender Value is sufficient to pay the exercise charge; and
•	The death benefit option in effect is option 1; and
•	The policy has not yet entered the grace period; and
•	The policy is not a modified endowment contract, as defined by Section 7702A of the Internal Revenue Code, and exercising the benefit does not cause the policy to become a modified endowment contract; and
•	No current or future distributions will be required from the policy to maintain its qualification for treatment as a life insurance policy under the Internal Revenue Code; and
•	The sum of Partial Surrenders taken to date are greater than or equal to the amount that can be withdrawn from the policy without creating adverse tax consequences.
If all of the above conditions have been met, the policy owner may submit a written request to exercise the benefit to prevent the policy from entering the grace period. The benefit will become effective on the next monthly anniversary following receipt of request. Exercising the benefit is irrevocable.
A onetime charge to exercise the benefit will be deducted from Policy Value. The charge is a percentage of the Policy Value that will not exceed the maximum exercise charge of 3%.
Once the OPB has been exercised, the following changes to the base policy will occur:
1.	The policy becomes a paid-up life insurance policy and no additional premium payments will be required, nor will any premium payments be accepted; however, loan repayments will be accepted.
2.	Monthly deductions will no longer be taken.
3.	Partial Surrenders will no longer be available.
4.	Additional loans will no longer be available.
5.	Any outstanding loan will remain and interest will be charged at the current loan interest rate as shown under Policy Data.
6.	The NLG will no longer be in effect and cannot be reinstated.
7.	The death benefit option cannot be changed.
8.	Changes to the Specified Amount will no longer be allowed.
9.	Any riders attached to the policy will terminate.
Once the benefit has been exercised, the death benefit will be the applicable percentage from the Death Benefit Percentage Table as shown under Policy Data, multiplied by Policy Value or Indebtedness, whichever is greater. At the time of the exercise, this means the Death Benefit will decrease by as much as the one-time OPB exercise charge, which is currently 3%, multiplied by applicable percentage from the Death Benefit Percentage Table as shown under Policy Data. This may result in a significant reduction in the Proceeds payable upon death of the last surviving Insured. The OPB will terminate upon termination of the policy. If the policy terminates and is later reinstated, the OPB will also be reinstated with the policy. When the OPB is available to exercise, a notification will be sent to the policy owner. Once the benefit is exercised, a notification listing the changes to the policy will be sent to the policy owner.
Example:

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Jane Doe purchases a base policy with a $1,500,000 Specified Amount, death benefit option 1, and the Overloan Protection Benefit (OPB). At the beginning of the 16th policy year:
•	Jane is Attained Insurance Age 80.
•	Premiums paid to date equal $700,000.
•	Partial Surrenders and Partial Surrender Charges amounting to $700,000 have been taken.
•	The current Specified Amount is $800,000 (the initial Specified Amount minus the Partial Surrenders and Partial Surrender Charges to date).
•	The Policy Value is $850,000.
•	There is outstanding Indebtedness equal to $820,000.
•	The death benefit is 892,500 which is the greater of the Specified Amount and the Policy Value times 1.05 which is the applicable percentage for the Death Benefit Percentage Table.
•	The Proceeds payable upon death of the Insured at this point in time would be $72,500 which is the death benefit of $892,500 minus the outstanding Indebtedness of $820,000.
At this point, Jane decides to exercise his OPB to prevent the policy from lapsing. The exercise of the OPB will result in the following:
•	No more premium payments are required, nor will premium payments be accepted.
•	The policy will be assessed a one-time OPB exercise charge of $25,500 resulting in an updated Policy Value of $824,500.
•	Outstanding Indebtedness remains at $820,000.
•	Loan repayments will still be accepted.
•	The new death benefit immediately after the exercise will be $865,725 which is the greater of the updated Policy Value or outstanding Indebtedness times 1.05.
•	The Proceeds payable upon death of the Insured would now be $45,725 which is the new death benefit of $865,725 minus the outstanding Indebtedness of $820,000.
Waiver of Monthly Deduction Rider (WMD). Under WMD, we will waive the monthly deduction for a period of time if the Insured becomes totally disabled.
•	In addition:
•	If total disability begins on or after Attained Insurance Age 60 Policy Anniversary but before Attained Insurance Age 65 Policy Anniversary, the monthly deduction will be waived for a limited period of time; and
•	WMD also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months.
Example:
Jane Doe purchases a base policy and the Waiver of Monthly Deduction rider. At Attained Insurance Age 55, Jane becomes totally disabled (as defined in the policy) and meets the requirements of the rider to qualify for waiver of the monthly deductions under the rider. We will waive the monthly deduction of the policy, this rider and all other riders attached to the policy. For any month that the monthly deduction is being waived, any Minimum Initial Premium and No-Lapse Guarantee Premium for that monthly will be zero. Since the disability began prior to Jane's Attained Insurance Age 60 Policy Anniversary, we will waive monthly deductions until either Jane is no longer considered totally disabled or John's Attained Insurance Age 120 Policy Anniversary.
Waiver of Premium Rider (WP). Under WP, if total disability begins before Attained Insurance Age 60, prior to Attained Insurance Age 65 we will add the specified premium shown under Policy Data in the policy to the Policy Value or waive the monthly deduction if higher. On or after Attained Insurance Age 65, we will waive the monthly deduction.
In addition, WP also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months.
Example:
Jane Doe purchases a base policy and the Waiver of Premium rider with a $150 per month specified premium. At age 55, Jane becomes totally disabled (as defined in the policy) and meets the requirements of the rider to qualify for benefits under the rider. As long as Jane remains totally disabled, prior to Jane's Attained Insurance Age 65 Policy Anniversary, we will add the greater of the WP specified premium or the monthly deduction to the policy value each month. After Jane's Attained Insurance 65 Policy Anniversary, we will add the monthly deduction to the policy value each month. Since the disability began prior to Jane's Attained Insurance Age 60 Policy Anniversary, we will continue to pay the rider benefit until either Jane is no longer considered totally disabled or Jane's Attained Insurance Age 120 Policy Anniversary.

58     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Accounting Value Increase Rider (AVIR): If the policy is fully surrendered while the rider is in force and prior to the expiration of the rider at the end of the eighth policy year, we will waive a portion of the Surrender Charge. The percentage waived is set at issue and applies to all AVIRs. The percentage waived is shown in the table below.
Please note the following about AVIR:
•	The amount waived is a percentage of the Surrender Charge that would apply to the initial Specified Amount.
•	The waiver does not apply to any Surrender Charge due to increases in Specified Amount, or to Partial Surrenders.
•	Surrender Charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.
During the surrender charge period of the policy, the percentage waived at Full Surrender is shown below:
Policy Years(s)	% of Surrender Charge Waived
1 - 4	100%
5	80%
6	65%
7	50%
8	35%
9+	0%
Example:
Jane Doe purchases a base policy with a $500,000 Specified Amount and the Accounting Value Increase Rider (AVIR). Jane decides to do a Full Surrender in the sixth policy year when the Policy Value is $60,000 and the Surrender Charge is $8,500. Due to the AVIR, instead of paying the Surrender Charge of $8,500, we will waive 65%, or $5,525, resulting in an actual Surrender Charge of $2,975. Therefore, the final Proceeds payable upon Surrender would be $57,025 which is the $60,000 Policy Value minus the actual Surrender Charge of $2,975.
Paid Up Insurance Option: You may request that we use the Cash Surrender Value of the policy to purchase an amount of paid-up insurance prior to the Insured’s Attained Insurance Age 120. You may make your request in writing during the 30 days before any Policy Anniversary. The paid-up insurance policy will take effect as of the Policy Anniversary and will mature on the original policy’s Insured’s Attained Insurance Age 120. You will forfeit all rights to make future premium payments and all riders will terminate.
The amount and Cash Surrender Value of the paid-up insurance policy will be based on the cost of insurance rates guaranteed in the policy and on the Fixed Account guaranteed interest rate. The paid-up insurance policy’s death benefit amount, minus its Cash Surrender Value, cannot be greater than your current policy’s death benefit, minus its Policy Value(both as of the date of the paid-up insurance policy’s purchase). The amount of paid-up insurance will remain level and will not be less than required by law.
Any Cash Surrender Value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the Insured’s death, you may surrender the paid-up insurance for its Cash Surrender Value.
AdvanceSource Accelerated Benefit Rider
Key terms used in the AdvanceSource Accelerated Benefit Rider section are describe below.
AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR-CI). ASR-CI provides a rider payment to the Accelerated Benefit Insured, as an acceleration of the policy’s death benefit, if the Accelerated Benefit Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.
Please note the following about the ASR-CI:
•	This rider is only available for policies purchased under the Option 1 death benefit.
•	This rider has a different name in some jurisdictions.
•	Rider availability varies by jurisdiction.
•	At the request of you or the Accelerated Benefit Insured the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit to the Accelerated Benefit Insured or to any individual authorized to act on behalf of the Accelerated Benefit Insured.
•	These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    59

or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the policy, in a form satisfactory to us.
•	We will begin Monthly Benefit Payments under this rider when the Eligibility for the Payment of Benefits Conditions are met and a claim for benefits has been approved by us. The ASR- CI does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR-CI may be adjusted.
•	Monthly Benefit Payments paid will also change other values of the life insurance policy as provided in the rider such as Policy Value less Indebtedness,Surrender Charges and monthly No-Lapse Guarantee premiums.
Example:
Jane Doe purchases a base policy with a $500,000 Specified Amount and the AdvanceSource Rider with a rider Specified Amount of $150,000 and a 3% Monthly Benefit Percent. Jane qualifies and starts to receive Qualified Long-Term Care Services. Once the elimination period is complete, we will pay the monthly benefit equal to the lesser of:
•	Rider Specified Amount x Monthly Benefit Percent ($150,000 x 3% = $4,500);
•	Remaining Amount to be Accelerated; or
•	Maximum Monthly Benefit Limit.
When benefit payments begin, all policy value in Subaccounts will be transferred to the Fixed Account, future premium payments will be allocated to the Fixed Account and no transfers to the Subaccounts can be made during a period of coverage.
Immediately after a monthly benefit payment under the rider, the base policy Specified Amount will be reduced by the amount of the rider benefit amount. Other values of the policy will also be adjusted after each payment as described in the rider form.
The Rider's remaining amount to be accelerated will decrease after each monthly payment is made.
Under the ASR-CI the monthly benefit payment will be made to the insured.
Key terms for the AdvanceSource Accelerated Benefit Rider:
The following key terms are associated with the AdvanceSource Accelerated Benefit Riders:
Accelerated Benefit Insured: This person is the Insured of the policy to which an AdvanceSource rider is attached.
Adult Day Care: A program that provides a protective environment and preventive, remedial and restorative services for part of the 24-hour day.
Adult Day Care Center: A place that is licensed to provide Adult Day Care by the state. If not licensed, it must meet certain criteria listed in an AdvanceSource rider.
AdvanceSource Rider Specified Amount: The maximum death benefit amount that may be accelerated under an AdvanceSource rider. This amount is chosen in your application for the rider and is shown in the “policy data” section of the policy.
Assisted Living Facility: A facility that provides ongoing care and related services to inpatients in one location. In some states, if the facility is not licensed or accredited to provide such care, it must meet certain criteria listed in an AdvanceSource rider.
Chronically Ill Individual: An individual who has been certified by a Licensed Health Care Practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring Substantial Supervision to protect such individual from threats to health and safety due to Cognitive Impairment.
Cognitive Impairment: A deficiency in a person’s short-term memory; orientation as to person, place, and time; deductive or abstract reasoning; or judgment as it relates to safety awareness.
Eligibility for the Payment of Benefits Conditions: Eligibility requirements for claim payments include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the rider.

60     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Elimination Period: The number of days of Qualified Long-term Care Services that are required while an AdvanceSource rider is in force before any benefit is available under this rider. The Elimination Period is shown in the “policy data” section of the policy. The dates of service need not be continuous; however, the Elimination Period must be satisfied within a period of 730 consecutive days. The Elimination Period must be satisfied only once while the rider is in force. Benefits will not be retroactively paid for the Elimination Period. The Elimination Period may vary by state. Please see your rider for further details.
Home Health Care: Personal assistance and care provided by a Home Health Care Provider in a private home or by an Adult Day Care Center.
Home Health Care Provider: An agency or person who provides Home Health Care.
Hospital: A place which, by law, provides care and treatment for sick or injured persons as resident bed patients.
Licensed Health Care Practitioner: A physician, a registered nurse, a licensed social worker, or any other individual who meets the requirements as may be prescribed by the U.S. Secretary of the Treasury.
Long-term Care Facility: A facility, other than the acute care unit of a Hospital, that provides skilled nursing care, intermediate care, or custodial care, and is licensed by the appropriate state licensing agency or if not licensed maintains a registered nurse or licensed practical nurse on duty at all times to supervise a 24-hour nursing service, a doctor to supervise the operation of the facility, a planned program of policies and procedures that were developed with the advice of a professional group including at least one doctor or nurse, and a doctor available to furnish emergency medical care. Please note that some states have different requirements regarding what types of facilities may be considered long term care facilities. Please see your AdvanceSource rider for further details.
Monthly Benefit Payment: The amount paid for a calendar month of Qualified Long-term Care Services.
Monthly Benefit Percent: The percentage of the specified amount used to determine the maximum Monthly Benefit Payment under the AdvanceSource Rider. The percentage (1%, 2% or 3%) is elected at issue and shown in the “policy data” section of the policy.
Notice of Claim: The written notice required to be submitted in order to start a claim.
Proof of Loss: A signed form with a written statement and additional documentation needed by us in order to pay benefits under an AdvanceSource rider to the Accelerated Benefit Insured.
Qualified Long-term Care Services: Necessary diagnostic, preventive, therapeutic, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services, which are:
1. required for treatment of a Chronically Ill Individual; and
2. provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner; and
3. provided in a Long-term Care Facility, an Assisted Living Facility, an Adult Day Care Center, or by a Home Health Care Provider.
Substantial Supervision: Continual supervision (which may include cuing by verbal prompting, gestures, or other demonstrations) by another person that is necessary to protect the severely cognitively impaired individual from threats to his or her health or safety (such as may result from wandering).
Additional Information About Standard Benefits (Other than Standard Death Benefits)
In addition to the standard death benefits, other standard benefits are included with your policy at no additional cost, as described further below.
Automated Transfers: You can arrange to have Policy Value transferred from one account to another automatically. Only one automated transfer arrangement can be in effect at any time. You can transfer all or part of the value of a Subaccount to one or more of the other Subaccounts, one or more of the Indexed Accounts and/or to the Fixed Account. You can transfer all or part of the Fixed Account Value, minus Indebtedness, to one or more of the Subaccounts and/or one or more of the Indexed Accounts. Only one account can be used as the source of funds for any automated transfer arrangement. The Indexed Accounts may not be used as the source of funds for any automated transfer arrangement. If the Fixed Account is the source of funds for the arrangement, you cannot set up an automated transfer amount that would deplete the Fixed Account in less than 12 months. There is no such restriction on automated transfer arrangements that transfer value from the Fixed Account to one or more of the Indexed Accounts only.
The minimum automated transfer amount is $50. On the date of a transfer, if the Policy Value in the source of funds account is less than the amount to be transferred under the arrangement, the transfer will not be processed.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    61

If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the Fixed Account or the Subaccounts to any Indexed Account will not be allowed. Any automated transfer arrangement that moves money to an Indexed Account will be terminated. Premiums and loan repayments allocated to an Indexed Account during this period will be redirected to the Fixed Account.
If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
You may make automated transfers by choosing a schedule we provide. You must allow seven days for us to change any automated transfer arrangement instructions that are currently in place.
Example:
Jane Doe purchases a base policy. She makes a one-time premium payment at issue of $120,000 and allocates it all to the Fixed Account. She sets up an automated transfer arrangement to transfer $10,000 a month from the Fixed Account equally into two subaccounts over a 12-month period. The following shows the transaction that will automatically take place each of the next 12 months.
The example below illustrates how an automated transfer arrangement works.
Policy Value Transferring Into or Out of Each Account
Frequency	Fixed Account	Subaccount #1	Subaccount #2
Monthly	-10,000	+5,000	+5,000
Dollar-Cost Averaging: Dollar-cost averaging involves investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.
Example:
By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$ 100	$ 20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels.
Asset Rebalancing: Subject to availability, you can set up an asset rebalancing arrangement to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the arrangement is set up. Asset rebalancing does not apply to the Fixed Account or Indexed Accounts. We automatically will rebalance the variable Subaccount portion of your Policy Value quarterly, semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value

62     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

between Subaccounts. You can change your percentage allocations or your rebalancing period at any time. We will restart the rebalancing period you selected as of the date you specify. You may discontinue the asset rebalancing arrangement at any time. There is no charge for asset rebalancing.
Example:
John and Jane Doe purchase a base policy and request quarterly automatic asset rebalancing. The following shows what transactions will take place on a quarterly asset rebalancing date to reallocate the $200,000 value in the Subaccounts according to the chosen Subaccount percentage allocations.
Accounts	Asset Rebalance Subaccount Percentage Allocations	Policy Value before Asset Rebalancing	Asset Rebalancing Transactions between Subaccounts	Policy Value after Asset Rebalancing
Fixed Account		$50,000		$50,000
Indexed Account #1		$50,000		$50,000
Subaccount #1	50%	$120,000	-$20,000	$100,000
Subaccount #2	25%	$45,000	+$5,000	$50,000
Subaccount #3	25%	$35,000	+15,000	$50,000
Total Policy Value		$300,000		$30,000
Minimum Initial Premium Guarantee, No Lapse Guarantee. For additional information about these standard benefits, please see the corresponding headings under “Keeping the Policy in Force.”
Policy Value Credit. We may periodically apply a policy value credit to your Policy Value. The requirements that must be met to receive any policy value credit are shown under policy data section of the policy. The amount of the policy value credit is determined by multiplying the policy value credit percentage times the Policy Value minus any Indebtedness at the time the calculation is made. We reserve the right to calculate and apply any policy value credit annually, quarterly or monthly.
Any policy value credit will be allocated according to your premium allocation percentages in effect. Any policy value credit is nonforfeitable, except indirectly due to any applicable Surrender Charge.
We reserve the right to change the policy value credit percentage based on our expectations of future investment earnings, persistency, expenses, and/or federal and state tax assumptions. However, it will never be less than zero.
Exchange for a Fixed Benefit Policy. For two years after the policy is issued, we may allow you to exchange your policy for a life insurance policy with benefits that do not vary with the investment experience of the Subaccounts(“Fixed Benefit Policy”). This is accomplished by a transfer of all of the value in the Subaccounts to the Fixed Account and/or Indexed Account(s) without charge. The rules for transferring from the Subaccounts to the Fixed Account following a Fixed Account to Subaccount transfer will be waived only once.
Depending on the timing and the individual circumstances surrounding the exchange, the Fixed Benefit Policy will be on the life of the same Insured and at the time of the exchange will have the same Policy Date and issue age and a death benefit at least as great as the initial death benefit of your policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the policy through the effective date of the exchange and may have tax consequences. An exchange will be effective when we receive a written request in Good Order.
Example:
John Doe lives in California and is the Owner and Insured of a variable universal life insurance policy. Twelve months after the policy is issued, John decides he would rather own a policy that is not subject to the investment experience of the Funds in which the Variable Account divisions that support his policy invest, and would rather own a policy that earns a fixed rate of interest. Subject to the company’s requirements, John has up to twelve more months to exchange his variable policy for a fixed policy without the company requiring evidence of insurability.
Changes to the Policies
We reserve the right to do any of the following:
•	make any changes necessary to maintain the status of the policy as life insurance under the Code;
•	make other changes required under federal or state law relating to life insurance;
•	suspend or discontinue sale of the policies; and

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•	comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.
Policy Loans
You may borrow against your policy at any time by written or telephone request. (See “Two Ways to Request a Transfer, Loan or Surrender” for the address and telephone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request in Good Order at our Service Center (for exceptions — see “Deferral of Payments,” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.
Minimum Loan Amounts
$500 or the remaining loan value, whichever is less.
Maximum Loan Amounts
•	90% of the Policy Value minus Surrender Charges.
•	For phone requests, if loan Proceeds are being sent to your address of record the maximum loan amount is $100,000.
The amount available at any time for a new loan is the maximum loan value less any existing Indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next Policy Anniversary and monthly deductions that we will take until the next Policy Anniversary.
Allocation of Loans to Accounts
Unless you specify otherwise, we will make the loan from the Fixed Account and the Subaccounts on a Pro Rata Basis. In determining these proportions, we first subtract the amount of any outstanding Indebtedness from the Fixed Account Value. We redeem Accumulation Units to make loan amounts from the Subaccounts.
When the Fixed Account, minus any Indebtedness, and the Subaccounts are exhausted, the loan will be taken from the Indexed Accounts. (See “Order of Deductions from Policy Value” for further discussion.) The amount of any loan or loan interest taken from the Subaccounts and Indexed Accounts will be transferred from the Subaccounts and Indexed Accounts to the Fixed Account.
Repayments
We will allocate loan repayments to Subaccounts, Indexed Accounts and/or the Fixed Account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.
Overdue Interest
If you do not pay accrued interest when it is due, we will increase the amount of Indebtedness in the Fixed Account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the Fixed Account and the Subaccounts with value on a Pro Rata Basis. When the Fixed Account, minus any Indebtedness, and the Subaccounts are exhausted, the additional loan interest will be taken from the Indexed Accounts. See “Order of Deductions from Policy Value” for further discussion.
Effect of Policy Loans
A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the Fixed Account, Subaccounts and/or Indexed Accounts as collateral. The loan collateral does not participate in the investment performance of the Subaccounts, nor does it receive indexed interest. The loan collateral earns interest at the minimum guaranteed rate of the Fixed Account (See “The Fixed Account”). Payment of this interest is subject to the creditworthiness and continued claims-paying ability of RiverSource Life Insurance Co. of New York. Loan interest is charged daily and payable at the end of the policy year at the guaranteed loan interest rates shown under Policy Data. Please note that the interest rate charged on a policy loan is effectively offset by the interest credited on the loan collateral as described above. Starting in year 11 of the policy, the interest rate charged on the loan will be equal to the interest rate credited on the loan collateral. We reserve the right to change the interest rate charged on the loan; however, it will never exceed the maximum stated in the Periodic Charges Other than Fund Operating Expenses section of this prospectus. A loan reduces the policy Surrender Value. If the loan causes the Cash Surrender Value to drop to zero, the policy will Lapse. The death benefit is reduced by loan Indebtedness. A loan may also cause the NLG or Minimum Initial Guarantee to terminate.

64    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

If you have the AdvanceSource Rider on your policy, upon Notice of Claim, additional policy loans are not permitted. This does not include policy loans taken to pay for interest due on an existing policy loan. If there is an outstanding policy loan at the time of an AdvanceSource Rider Monthly Benefit Payment, that benefit payment will be reduced to repay a portion of the policy loan.
Policy Surrenders
You may cancel the policy while it is in force and receive its Cash Surrender Value or take a Partial Surrender out of your policy. The Cash Surrender Value is the Policy Value minus Indebtedness minus any applicable Surrender Charges.Surrender Charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly Lapse, which may have adverse tax consequences, see “Tax Risk”). If you surrender your policy, you receive its Cash Surrender Value and applicable Surrender Charges. (See “Loads, Fees and Charges.”)
A Partial Surrender will reduce the Policy Value and the death benefit and may terminate the NLG. Additionally, for Option 1 policies,Partial Surrender will reduce the Specified Amount.Partial Surrenders are available within certain limits for a fee. After the first policy year, you may take a Partial Surrender of any amount from $500 up to 90% of the policy’s Cash Surrender Value.Partial Surrenders by telephone are limited to $100,000, provided that surrender Proceeds are sent to your address of record. Unless you specify otherwise, we will make Partial Surrenders from the Fixed Account and Subaccounts on a Pro Rata Basis. When the Fixed Account, minus any Indebtedness, and the Subaccounts are exhausted, the Partial Surrender will be made from the Indexed Accounts. See “Order of Deductions from Policy Value” for further discussion.
Surrender Charges apply to this policy for the first ten years and for ten years after an increase in the Specified Amount.Surrender Charges can significantly reduce Policy Values. Poor investment performance can also significantly reduce Policy Values. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Example:
Jane Doe purchases a base policy with a $500,000 Specified Amount and makes premium payments of $9,000 in the first policy year and an additional $10,000 in the third policy year. At the beginning of the second policy year, the Policy Value is $8,800 and the Surrender Charge is $9,043.59. If she decides to do a Full Surrender, the Proceeds would be $0 which is the $8,800 Policy Value minus the $9,043.59 Surrender Charge. At the beginning of the eighth policy year, the Policy Value is $19,500 and the Surrender Charge is $4,660.84. If she decides to do a Full Surrender, the Proceeds would be $14,839.16 which is the $19,500 Policy Value minus the $4,660.84 Surrender Charge.
If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.
•	You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
•	For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon Lapse or surrender of the policy.
•	For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.
You may take a full or a Partial Surrender by written request. We may, but are not required to, accept a full or Partial Surrender request from you by phone. (See “Two Ways to Request a Transfer, Loan or Surrender” for address and telephone numbers for your requests.) We will process your surrender request on the Valuation Date we receive it. If we receive your surrender request at our Service Center in Good Order before the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the Valuation Date we received your surrender request. If we receive your surrender request at our Service Center in Good Order at or after the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the next Valuation Date after we received your surrender request. Generally, we will process your payment within seven days (for exceptions — see “Deferral of Payments” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request an electronic funds transfer to your bank. For instructions, please contact your sales representative.
Effect of partial surrenders
•	A partial surrender will reduce the Policy Value by the amount of the partial surrender and the partial Surrender Charge. (See “Fee Tables” and “Loads, Fees and Charges.”)
•	A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of Policy Value, by an amount equal to the applicable percentage times the amount of the partial surrender. Because they may impact the death benefit, partial surrenders may affect the cost of insurance.

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•	A partial surrender may terminate the minimum initial premium guarantee and/or the NLG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the minimum initial premium guarantee and/or the NLG in effect.
•	--
•	A partial surrender may reduce the AdvanceSource - CI rider Specified Amount and the remaining amount to be accelerated.
•	If Option 1 is in effect, a partial surrender will reduce the Specified Amount by the amount of the partial surrender and charge. This may cause the policy to become a Modified Endowment Contract. We will deduct this decrease from the current Specified Amount in this order:
First from the initial Specified Amount when the policy was issued;
Then from the increases successively following the initial Specified Amount.
•	If Option 2 or Option 3 is in effect, a Partial Surrender does not affect the Specified Amount since the determination of the death benefit under these options is already impacted either directly (Option 3) or indirectly (Option 2) through the reduction in the Policy Value impacted by the Partial Surrender.
•	We will not allow a partial surrender if it would reduce the Specified Amount below the required minimum. (See “Decreases” under “Proceeds Payable Upon Death.”)
Two Ways to Request a Transfer, Loan or Surrender
You can request a transfer, loan or surrender by mail or by phone. You will be required to provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender. Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory income tax withholding on the taxable portion of the distribution.
1 1 By mail
To request a transfer, loan or surrender by mail, please call us at the number below or contact your sales representative to obtain the required request form. Mail the completed request form to:
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By phone
1-800-541-2251
•	We answer telephone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
•	We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.
•	We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.
DELIVERY OPTIONS FOR LOAN OR SURRENDER PROCEEDS
1 1 By regular or express mail
•	payable to you;
•	mailed to your address of record.
NOTE: We will charge you a fee if you request express mail delivery. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
2 2 By wire or other form of electronic payment
•	request that payment be wired to your bank account;

66    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

•	pre-authorization required.
NOTE: We will charge you a fee if you request electronic fund transfer. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional Good Order requirements that must be met prior to processing requests to make any payments to a party other than the policy Owner or to an address other than the address of record. These requirements will be designed to ensure policy Owner instructions are genuine and to prevent fraud.
Payment of Policy Loans, Surrenders and Death Benefit Proceeds
We will pay policy Proceeds when:
•	you surrender the policy; or
•	you take a policy loan; or
•	the Insured dies.
We pay all death benefit Proceeds by check (unless the Beneficiary has chosen to have death benefit Proceeds directly deposited into another Ameriprise Financial, Inc. account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 1% per year on lump sum death benefit Proceeds from the date of the Insured’s death to the settlement date (the date on which we pay Proceeds in a lump sum or we first place them under a payment option).
Payment Options
During the Insured's lifetime, you may request in writing that we pay policy Proceeds under one or more of the three payment options below. The Beneficiary may also select a payment option, unless you say that he or she cannot. You decide how much of the Proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to our general investment account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, payments under all options must be made to a natural person.
Option A — Interest Payments: We will pay interest on any Proceeds placed under this option at a rate 0.50% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw Proceeds in amounts of at least $100. At any time, you may withdraw all of the Proceeds that remain or you may place them under a different payment option approved by us.
Option B — Payments for a specified period: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.
Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.
Deferral of Payments
Normally, we will send a payment within seven days after receiving your request in Good Order. However, we reserve the right to postpone payments of Cash Surrender Value, policy loans or variable death benefit Proceeds in excess of the Specified Amount if:
•	the NYSE is closed, except for normal holiday and weekend closings;
•	trading on the NYSE is restricted according to SEC rules;
•	an emergency, as defined by SEC rules, makes it impractical to sell securities or to value the net assets of the accounts; or
•	the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
We may delay payment of any loans or surrenders from the Fixed Account or the Index Accounts for up to six months from the date we receive the request in Good Order. If we postpone the payment of the surrender Proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 1% for the period of postponement.

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Federal Taxes
The following is a general discussion of the policy’s federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of current federal income tax laws and of how the IRS currently interprets them. Both the laws and their interpretation may change.
You should make the decision as to who the Owner and the Beneficiary will be after consultation with your tax and legal advisors. These decisions may significantly affect the amount due for federal and state income tax, gift tax and estate or inheritance tax and also your ownership rights to the policy.
The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.
Income tax reporting and withholding: If any amounts are (or are deemed to be) taxable distributions to the policy Owner, such amounts will generally be subject to federal income tax and possibly a tax penalty, and may be subject to federal withholding pursuant to the Code. (See “Taxation of Policy Proceeds.”) Such amounts will also be subject to tax reporting. Reporting may also be required in the event of a policy exchange or other distributions from the policy even if no amounts are currently subject to tax. State income tax reporting and withholding may also apply.
Diversification and investor control: A variable life insurance policy must meet a diversification test under Section 817(h) of the Code and is subject to an investor control rule. Failure to meet either of these tests means that a life insurance policy fails to qualify as a life insurance policy for federal income tax purposes. The diversification test requires the underlying Funds to be invested in a diversified portfolio of assets based on IRS rules. The investor control rule has been established in a number of published rulings issued by the IRS. According to the IRS, determining whether the policy Owner has sufficient incidents of ownership over assets invested in the Subaccounts to be considered the owner of those assets depends on all of the relevant facts and circumstances. The IRS has provided guidance on several factors that, if present, would suggest investor control exists, or, alternatively, would indicate that investor control does not exist. The IRS has to date not yet ruled on several other issues. We reserve the right to modify the policy, as necessary, so that the Owner will not be subject to current taxation as the owner of the Subaccounts’ assets.
RiverSource Life of NY’s Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, the Subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the Fund in which the Subaccount invests and becomes part of the Subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we then understand it. The company includes in its taxable income the net investment income derived from the investment of assets held in its Subaccounts because the company is considered the owner of these assets under federal income tax law. The company may claim certain tax benefits associated with this investment income. These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Policy Proceeds
Death benefit Proceeds: The death benefit paid to the Beneficiary generally is not considered income to the Beneficiary and is not subject to federal income taxes. When the Proceeds are paid on or after the Insured’s Attained Insurance Age 120 Policy Anniversary, if the amount received plus any Indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.
Death benefit Proceeds under Payment Option A: The death benefit Proceeds generally are not subject to income tax, but payments of interest under this payment option are taxable and may be reported to the IRS and a state, if applicable.
Death benefit Proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the Beneficiary’s investment in the policy and will not be taxed. The Beneficiary’s investment in the policy is generally the death benefit Proceeds applied to the payment options. Under Option C only, all payments made after the investment in the policy is fully recovered will be subject to tax. Any taxable earnings may be reported to the IRS and a state, if applicable.

68    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Pre-death Proceeds (See the following table.): Generally, part or all of any pre-death Proceeds received through full surrender, Lapse, partial surrender, or payment options may be subject to federal (and state, if applicable) income tax as ordinary income to the extent of any earnings in the policy. Depending on the situation, these rules may also apply to policy loans and an assignment of the policy as collateral. It is possible that the amount of taxable income generated at the Lapse or surrender of a policy with a loan may exceed the actual amount of cash received. In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained in the following table). The taxable amount may also be subject to an additional 10% IRS penalty tax if the policy is a modified endowment contract and you are younger than age 59½. (See “Penalty tax” under “Modified Endowment Contracts.”)
Source of Proceeds	Taxable Portion of Pre-death Proceeds
Non-Modified Endowment Contracts:	Taxable portion of pre-death Proceeds:
Full surrender:	You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the Policy Value less Indebtedness. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon surrender of the policy.
Lapse:	You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of Lapse — these earnings may be part of the Policy Value less Indebtedness. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon Lapse of the policy.
Partial Surrenders:	Generally, if the amount received is greater than your investment in the policy,(1) the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.
Policy loans and assignments and pledges:	None. (2)

Modified Endowment Contracts:(3)	Taxable portion of pre-death Proceeds:
Full surrender:	You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the Policy Value less Indebtedness. Please note, for modified endowment contracts, it is likely that any earnings taken in previous policy loans were taxable and would be included in the investment in the policy.
Lapse:	You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of Lapse — these earning may be part of the policy cash value or part of loans previously taken.
Partial Surrenders:	You will be taxed on the lesser of:
• the amount received; or
• Policy Value minus your investment in the policy.(1)
Policy loans and assignments and pledges:	You will be taxed on the lesser of:
• the amount of the loan/assignment; or
• Policy Value minus your investment in the policy.(1)

Payment Options: Pre-death Proceeds (applicable to non-modified endowment contracts and modified endowment contracts):	Option A: Treated as a full surrender; earnings are taxed and may be subject to an additional 10% penalty tax for modified endowment contracts. Interest is taxed (but not subject to an additional 10% IRS penalty tax).

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Source of Proceeds	Taxable Portion of Pre-death Proceeds
Options B and C: A portion of each payment is taxed and a portion is considered a return on investment in the policy(1) and not taxed. Any Indebtedness at the time the option is elected is treated as a partial surrender and earnings are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts). Payments made after the investment in the policy(1) is fully recovered are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts).

(1)	Investment in the policy is generally equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans. (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).
(2)	However, should the policy later be surrendered or Lapse with outstanding Indebtedness, see discussion related to “full surrender” or “Lapse” under “Source of Proceeds” in the “Non-Modified Endowment Contracts” section shown above for the explanation of tax treatment.
(3)	Any taxable portion of pre-death Proceeds may be subject to a 10% IRS penalty tax (exceptions apply — see “Penalty tax” under “Modified Endowment Contracts.”)

70    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Modified Endowment Contracts
Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.
If you exchanged a policy that is a modified endowment contract under section 1035 of the Code, your new policy also will be a modified endowment contract. If you exchanged a policy that is a non-modified endowment contract, your new policy may become a modified endowment contract.
We have procedures for monitoring whether your policy becomes a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the Risk Classification, sex and Issue Age of the Insured. We recalculate these limits later if certain increases or reductions in benefits occur.
If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:
•	ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or
•	ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.
You do not have to choose either of these options. If you do not choose one of these options, your policy will remain a modified endowment contract for the life of the policy. (See “Modified Endowment Contracts” in the table under “Taxation of Policy Proceeds.”)
Increases in benefits: We recalculate limits when an increase is a “material change.” Almost any increase you request, such as an increase in Specified Amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the “Proceeds Payable upon Death” section or an increase in Policy Value growth under Option 2, generally is not a material change. A policy becomes a modified endowment contract if premiums you pay in the first seven years following a material change exceed the recalculated limits.
Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had been in effect since the policy was issued or the most recent material change. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy will become a modified endowment contract with applicable tax implications even if you do not pay any further premiums.
Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.
Serial purchase of modified endowment contracts: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same Owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.
Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death Proceeds from a full surrender, Lapse, partial surrender, policy loan or assignment of Policy Value or certain payment options may be subject to a 10% penalty tax unless:
•	the distribution occurs on or after the date that the Owner attains age 59½;
•	the distribution is attributable to the Owner becoming disabled (within the meaning of Section 72(m)(7) of the Code); or
•	the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the Owner or over the joint lives (or life expectancies) of the Owner and the Owner’s Beneficiary.
(See “Taxation of Policy Proceeds”, “Pre-death Proceeds” and accompanying table.)
Other Tax Considerations
Interest paid on policy loans: Generally, no deduction is allowed for interest paid or accrued on any Indebtedness with respect to life insurance policies. However, a deduction is allowed under Section 264(e) of the Code for interest (subject to certain interest rate limitations) on policy loans of a business with respect to certain key person insurance. The aggregate amount of Indebtedness that can be borrowed on that key individual (who must be an officer or 20-percent

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owner of the business) may not exceed $50,000. The amount of key persons is limited to a maximum of 20 with respect to any controlled group of companies. A business that falls within the exception of Section 264(e) and is allowed a deduction for interest with respect to key-person insurance up to $50,000 nonetheless must also not fall within either of the prohibitions of Sections 264(a)(2) (with respect to certain single premium policies), and (a)(3) (Indebtedness incurred or continued to purchase or carry a life insurance contract pursuant to a plan of purchase which contemplates the systematic borrowing of part or all of the increases in the cash value).
Policy changes: Changing ownership, exchanging or assigning the policy may have income, gift and/or estate tax consequences, depending on the circumstances.
1035 exchanges: See “Exchange/Replacement Risk” under “Policy Risk” for potential risks associated with 1035 exchanges. Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old policy or contract. If the life insurance policy has an outstanding loan, there may be tax consequences. Currently, partial exchanges of life insurance policies are not allowed by the company because there is no guidance from the IRS.
Other taxes: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy Proceeds will also depend on the circumstances. All of these laws are subject to change.
Qualified Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax advisor and legal advisor prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the participant of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance Proceeds upon death for insurance in conjunction with a qualified retirement plan, (iii) any limitation on the amount of life insurance that is allowed to be purchased within a qualified plan in order for a plan to maintain its qualified status, and (iv) the tax treatment of the policy should the policy be distributed from a qualified plan to a participant in the qualified plan. The policy will not provide any necessary or additional tax deferral if it is used to fund a tax-deferred retirement plan.
On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy’s cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisors before purchasing the policy for any employment-related insurance or benefit program.
Employer-owned life insurance: The Pension Protection Act (PPA) of 2006 amended Section 101 of the Code by adding a new Section 101(j) that addresses the tax treatment of “employer-owned life insurance” (EOLI). Unless one of four specified conditions is met and the notice and consent requirements are met, any death benefits in excess of the premiums paid are taxed. In general, an EOLI contract is any life insurance contract owned by a person engaged in a trade or business and under which such person or any related person is directly or indirectly a Beneficiary under the contract and that covers the life of an employee of the employer (or certain related persons). Additionally, an applicable policyholder owning 1 or more employer-owned life insurance contracts is required to file a Form 8925 with the IRS. The applicable policyholder is required to keep records necessary to determine whether the requirements of the reporting rule and the income inclusion rule are met.
The four specified conditions are:
•	The Insured was an employee at any time during the 12-month period before the Insured’s death;
•	The Insured is, at the time the contract is issued a director, a highly compensated employee as defined by reference to the qualified plan rules in Section 414(q) or one of the 35% most highly compensated individuals within the meaning of self-insured health plans;

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•	The death benefits are paid to a member of the family of the Insured, any individual who is the designated Beneficiary of the Insured under the contract (other than the employer), a trust established for the benefit of any such member of the family or designated Beneficiary, or the estate of the Insured; or
•	The amount is used to purchase an equity (or capital or profits) interest in the employer from a family member of the Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary, or the estate of the Insured.
The notice and consent requirements are met if, before the issuance of the policy, the employee:
•	Is notified in writing that the applicable policyholder intends to insure the employee’s life and of the maximum face amount for which the employee could be Insured at the time the contract was issued;
•	Provides written consent to being Insured under the contract and that such coverage may continue after the Insured terminates employment; and
•	Is informed in writing that an applicable policyholder will be a Beneficiary of any Proceeds payable upon the death of the employee.
AdvanceSource Rider: This rider is intended to be federally tax-qualified long-term care insurance under Section 7702B(b) of the Code, as adopted by the Health Insurance Portability and Accountability Act of 1996 — Public Law 104-191. Benefits received under the rider are intended to qualify for exclusion from federal income tax within the limits of the Code. Receipt of benefits in excess of those limits may be taxable. For this purpose, benefits under other contracts paying long-term care benefits are included in determining whether benefits exceed the limits imposed by the Code. Any charges for this rider that are deducted from the cash value of the life insurance contract will not be included in taxable income. The investment in the contract, however, is reduced (but not below zero) by the amount of the charge.
Split Dollar Arrangements
The following is a general discussion of the federal income tax implications of a split dollar arrangement entered into or materially modified after Sept. 17, 2003. You should consult your legal and tax advisors before developing or entering into a split dollar arrangement.
A typical split-dollar life insurance agreement is an arrangement under which two parties agree to share the costs and benefits of a permanent life insurance contract which provides both a death benefit and cash values. The arrangement divides or “splits” between two parties the death benefit and the cash value of the policy or other economic benefits under the contract. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. The typical split dollar arrangement is between an employer and an employee, but the arrangement may be used in other relationships, such as between a corporation-shareholder, a parent and a child, or a donor and a charity.
Traditionally, there have been two types of split dollar arrangements. In the “endorsement” system, the employer owns the policy and is responsible for the payment of the annual premiums. The employee is then required to reimburse the employer for his or her share, if any, of the premiums. The “collateral assignment system” is described as a system in which the employee in form owns the policy and pays the entire premium. The employer in form makes annual loans (sometimes without interest or below the fair rate of interest), to the employee of amounts equal to the yearly increases in the Cash Surrender Value, but not exceeding the annual premiums. The employee executes an assignment of the policy to the employer as collateral security for the loans. The loans are generally payable at the termination of employment or the death of the employee. In a reverse split dollar plan, the payor of the premiums retains the life insurance protection and another party owns the rights to the cash value of the policy.
The Treasury regulations define a split dollar life insurance arrangement as any arrangement between an Owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the Proceeds of the contract. The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Section 79 of the Code), executive bonus arrangements or key-person plans.
Under a special rule, any arrangement between an Owner and a non-owner of a life insurance contract is treated as a split-dollar life insurance arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into in connection with the performance of services and is not part of a group-term life insurance plan described in Section 79, the employer or service recipient pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the employee or service provider or is any person whom the employee or service provider would reasonably be expected to designate as the Beneficiary; or (2) the employee or service provider has any interest in the policy cash value of the life insurance

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contract. For example, in a compensatory context in which the employer owns the contract, the employee must include in gross income the value of any interest in the Cash Surrender Value of the contract provided to the employee during a taxable year.
Another special rule provides that an arrangement is a split-dollar arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into between a corporation and another person in that person’s capacity as a shareholder in the corporation; the corporation pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the shareholder or is any person whom the shareholder would reasonably be expected to designate as the Beneficiary; or (2) the shareholder has any interest in the policy cash value of the life insurance contract.
Mutually Exclusive Regimes
The regulations provide for two mutually exclusive regimes for taxing split-dollar life insurance arrangements. The regulations apply for purposes of income tax, gift tax, FICA, FUTA, RRTA, SECA, and wage withholding. The regulations require both the Owner and non-owner of a life insurance contract to fully account for all amounts under the arrangement under the rules that apply to the regime under which the arrangement is taxed.
•	Economic Benefit Split Dollar: As a general rule for split-dollar life insurance arrangements that are taxed under the economic benefit regime, the Owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract. The economic benefit regime generally will govern the taxation of endorsement arrangements. Also, a special rule requires the economic benefit regime to apply (and the loan regime not to apply) to any split-dollar life insurance arrangement if: (i) the arrangement is entered into in connection with the performance of services, and the employee or service provider is not the Owner of the life insurance contract; or (ii) the arrangement is entered into between a donor and a donee (for example, a life insurance trust) and the donee is not the Owner of the life insurance contract.
The value of the economic benefits, reduced by any consideration paid by the non-owner to the Owner, is treated as transferred from the Owner to the non-owner. The possible economic benefits provided to the non-owner can include the value of current life insurance coverage, any portion of the Cash Surrender Value available to the non-owner, and any other economic benefit. The tax consequences of that transfer will depend on the relationship between the Owner and the non-owner. Thus, the transfer may constitute a payment of compensation, a dividend distribution, a gift, or a transfer having a different tax character. Further, depending on the relationship between or among a non-owner and one or more other persons (including a non-owner or non-owners), the economic benefits may be treated as provided from the Owner to the non-owner and as separately provided from the non-owner to such other person or persons (for example, as a payment of compensation from an employer to an employee and as a gift from the employee to the employee’s child).
•	Loan (Collateral Assignment) Split Dollar: Under loan regime, the non-owner of the life insurance contract is treated as loaning premium payments to the Owner of the contract. Except for specified arrangements, the loan regime applies to any split-dollar loan. A payment made pursuant to a split-dollar life insurance arrangement is a split-dollar loan and the Owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the Owner; (ii) the payment is a loan under general principles of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy’s death benefit Proceeds or its Cash Surrender Value, or both. A borrower generally may not deduct any interest on a split-dollar. If the split-dollar loan provides for sufficient interest, then the loan generally is subject to the general rules for debt instruments.
If a split-dollar loan is a below-market loan, then, in general, the loan is recharacterized as a loan with interest at the applicable Federal rate (AFR), coupled with an imputed transfer by the lender to the borrower. The timing, amount, and characterization of the imputed transfers between the lender and borrower of the loan will depend upon the relationship between the lender and the borrower (for example, the imputed transfer is generally characterized as a compensation payment if the lender is the borrower’s employer), and whether the loan is a demand loan or a term loan.
EOLI Requirements May Apply
A contract that is subject to a split dollar arrangement is an employer-owned life insurance contract if the contract is owned by a person engaged in a trade or business and is otherwise described in Section 101(j) of the Code. However, the general rule of Section 101(j) does not apply to the extent any amount received by reason of the death of the Insured is paid to a family member of the Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary. Notice 2008-42 provides guidance regarding the application of Sections 101(j) to life insurance contracts that are subject to split-dollar life insurance arrangements.

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Taxation — Determined by Policy Ownership
The regulations provide rules for determining the Owner and the non-owner of the life insurance contract. The general rule is that the Owner is the person named as the policy Owner. If two or more persons are designated as the policy Owner, the first-named person generally is treated as the Owner of the entire contract, however, if two or more persons are named as the policy Owner and each such person has at all times, all the incidents of ownership with respect to an undivided interest in the contract, those persons are treated as Owner of separate contracts. The general rule that the person named as the policy Owner is treated as the Owner of the life insurance contract is subject to two exceptions involving situations in which the only benefit available under the split-dollar life insurance arrangement is the value of current life insurance protection (that is, non-equity arrangements).
The regulations add attribution rules to determine the Owner of a policy. Under these rules, if a split-dollar life insurance arrangement is entered into in connection with the performance of services, the employer or service recipient is treated as the Owner of the life insurance contract if the Owner under the split-dollar life insurance arrangement is: (a) a trust described in Section 402(b); (b) A grantor trust that is treated as owned by either the employer or the service recipient; (c) a welfare benefit fund within the meaning of Section 419(e)(1); or (d) certain related parties.
If you are considering a split dollar arrangement, you should consult your legal and tax advisor.
Section 409A
The Section 409A regulations explain that a split-dollar life insurance arrangement may provide for deferred compensation, as determined through application of the general rules defining deferred compensation and a nonqualified deferred compensation plan. Notice 2007-34 was issued concurrently with the regulations under Section 409A to provide guidance regarding the application of Section 409A to split-dollar life insurance arrangements. The Notice confirms that many split-dollar arrangements are not subject to Section 409A and provides that certain modifications of these arrangements necessary to comply with, or avoid application of, Section 409A will not be treated as material modifications under the split dollar rules. The Notice further clarifies that a split-dollar arrangement generally provides for deferred compensation if the service provider has a legally binding right during a taxable year to compensation that is payable to or on behalf of the provider in a later year. In addition, the regulations under Section 409A provide additional categories of plans for purposes of the aggregation rules, including a separate category for split-dollar arrangements.
Distribution of the Policy
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the policy. Its office is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Policy
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the policy.
•	The policies are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the policies to the public. We agree to pay the selling firm (or an affiliated insurance agency) for policies its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when policies are returned under the free look period.
Payments to the Selling Firms
In addition to commissions, we may, in order to promote sales of the policies, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
—	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for sales representatives, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
—	marketing support related to sales of the policy including for example, the creation of marketing materials, advertising and newsletters;
—	providing services to policy Owners; and
—	funding other events sponsored by a selling firm that may encourage the selling firm’s sales representatives to sell the policy.

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These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. As noted below, this additional compensation may cause the selling firm and its sales representatives to favor the policies.
Sources of Payments to Selling Firms
•	We pay the commissions and other compensation described above from our assets.
•	Our assets may include:
—	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see “Fee Tables”);
—	compensation we or an affiliate receive from a Fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The Funds”); and
—	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
•	You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:
—	fees and expenses we collect from policy Owners, including Surrender Charges; and
—	fees and expenses charged by the underlying Funds in which the Subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the Funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the policy offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their sales representatives to sell you the policy offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•	cause a selling firm to grant us access to its sales representatives to promote sales of the policy offered in this prospectus, while denying that access to other firms offering similar policies or other alternative investments which may pay lower compensation to the selling firm.
Payments to Sales Representatives
•	The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.
•	To inform yourself of any potential conflicts of interest, ask your sales representative before you buy how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the policy.
Legal Proceedings
RiverSource Life of NY (the Company) is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examinations or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.

76    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s financial condition, results of operations or liquidity.
Householding and Delivery of Certain Documents
With your prior consent, RiverSource Life of NY and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
How We Handle Policies Under Unclaimed Property Laws
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of one to five years from either 1) the policy’s maturity date (actual or deemed by statute) or 2) the date the death benefit is due and payable. Your policy’s deemed maturity date is the date the Insured’s Attained Insurance Age equals 120.  If we determine that the death benefit has become payable, we will use our best efforts to locate you or your designated Beneficiaries. If we are unable to locate a Beneficiary, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your Beneficiaries, it is important that your personal address and Beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each Beneficiary. Updates to your Beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known Beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your Beneficiary steps forward (with the proper documentation) to claim escheated death benefit Proceeds, the state is obligated to pay any such Proceeds it is holding.

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Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of Subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statement date.

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Appendix A:Funds Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com/insurance. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourceannuityservice@ampf.com.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital	AB VPS Large Cap Growth Portfolio (Class A) AllianceBernstein L.P.	0.65%	28.98%	26.09%	20.82%
Seeks long-term capital appreciation.	Allspring VT Opportunity Fund - Class 1 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	0.75% [1]	25.06%	17.58%	15.22%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund - Class 1 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	0.92%	7.93%	22.31%	16.51%
The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS | Alerian Energy Infrastructure Portfolio: Class I ALPS Advisors, Inc.	0.95% [1]	38.25%	0.32%	-
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Value, Class I American Century Investment Management, Inc.	0.73% [1]	24.51%	9.55%	12.03%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund (Class I) BlackRock Advisors, LLC, adviser; BlackRock (Singapore) Limited, sub-adviser.	0.75% [1]	6.67%	9.95%	7.94%
Seeks investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.	Calvert VP EAFE International Index Portfolio - Class I Calvert Research and Management	0.48% [1]	10.88%	9.33%	7.42%
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ 100 Index.	Calvert VP Nasdaq 100 Index Portfolio - Class I Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.48% [1]	26.87%	28.00%	22.45%

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    79

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.	Calvert VP Russell 2000® Small Cap Index Portfolio - Class I Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.39% [1]	14.53%	11.71%	12.70%
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 1) Columbia Management Investment Advisers, LLC	0.75%	17.77%	10.78%	10.29%
Seeks to provide shareholders with total return.	Columbia Variable Portfolio - Commodity Strategy Fund (Class 1) Columbia Management Investment Advisers, LLC	0.75% [1]	(1.29%)	1.06%	-
Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Variable Portfolio - Contrarian Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.68% [1]	22.35%	14.45%	-
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.67%	14.12%	13.03%	13.19%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 1) Columbia Management Investment Advisers, LLC	0.71% [1]	1.15%	8.99%	8.54%
Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.76%	7.43%	6.92%	-
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 1) Columbia Management Investment Advisers, LLC	1.12% [1]	33.61%	16.39%	5.98%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 1) Columbia Management Investment Advisers, LLC	0.45% [1]	0.31%	0.83%	0.42%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.66% [1]	6.67%	7.41%	6.69%

80     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 1) Columbia Management Investment Advisers, LLC	0.64% [1]	5.90%	7.01%	6.39%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.49%	12.58%	6.07%	4.79%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC	0.71%	34.74%	17.94%	15.76%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 1) Columbia Management Investment Advisers, LLC	0.25%	18.03%	14.86%	13.51%
Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Variable Portfolio - Limited Duration Credit Fund (Class 1) Columbia Management Investment Advisers, LLC	0.45% [1]	5.90%	4.25%	2.94%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.50%	17.25%	8.85%	-
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.78%	9.12%	6.47%	5.23%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.68%	7.08%	11.57%	11.43%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 1) (previously Columbia Variable Portfolio - Mid Cap Growth Fund (Class 1)) Columbia Management Investment Advisers, LLC	0.84% [1]	35.42%	17.01%	11.94%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.83% [1]	7.48%	9.72%	9.78%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Select Small Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.85% [1]	9.19%	7.53%	9.02%

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    81

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Seligman Global Technology Fund (Class 1) Columbia Management Investment Advisers, LLC	0.98% [1]	46.18%	27.47%	19.44%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Strategic Income Fund (Class 1) Columbia Management Investment Advisers, LLC	0.68% [1]	6.82%	6.40%	5.28%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1) Columbia Management Investment Advisers, LLC	0.45%	5.09%	3.93%	2.81%
Seeks to provide shareholders with a high level of current income.	CTIVP ® - American Century Diversified Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; American Century Investment Management, Inc., subadviser.	0.49%	8.55%	5.09%	4.12%
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP ® - BlackRock Global Inflation-Protected Securities Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.60% [1]	9.37%	5.59%	4.48%
Seeks to provide shareholders with current income and capital appreciation.	CTIVP ® - CenterSquare Real Estate Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management LLC, subadviser.	0.80%	(4.87%)	4.80%	5.72%
Seeks to provide shareholders with long-term capital growth.	CTIVP ® - MFS® Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.	0.68% [1]	3.57%	10.17%	10.87%
Seeks to provide shareholders with long-term capital growth.	CTIVP ® - Morgan Stanley Advantage Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Morgan Stanley Investment Management Inc., subadviser.	0.67%	75.91%	25.81%	17.90%
Seeks to provide shareholders with long-term capital growth.	CTIVP ® - Principal Blue Chip Growth Fund (Class 1) (previously CTIVP® - Loomis Sayles Growth Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.68%	31.93%	19.01%	15.90%
Seeks to provide shareholders with long-term growth of capital and income.	CTIVP ® - T. Rowe Price Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.	0.68%	2.67%	9.40%	9.10%

82     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with total return through current income and capital appreciation.	CTIVP ® - TCW Core Plus Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.	0.48%	8.88%	4.69%	3.42%
Seeks to provide shareholders with long-term growth of capital.	CTIVP ® - Victory Sycamore Established Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.80%	8.05%	11.77%	11.35%
Seeks to provide shareholders with long-term capital growth.	CTIVP ® - Westfield Mid Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	0.84%	27.50%	17.42%	13.70%
Seeks capital appreciation.	DWS Alternative Asset Allocation VIP, Class A2 DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.	0.88%	12.74%	5.93%	4.20%
Seeks long-term capital appreciation.	Fidelity ® VIP Contrafund® Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.60%	27.83%	20.17%	16.64%
Seeks long-term growth of capital.	Fidelity ® VIP Mid Cap Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.61%	25.60%	13.60%	13.29%
Seeks a high level of current income and may also seek capital appreciation.	Fidelity ® VIP Strategic Income Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.66%	3.74%	5.37%	4.74%

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    83

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 1 Franklin Advisers, Inc.	0.47%	17.01%	7.72%	7.65%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 1 Franklin Mutual Advisers, LLC	0.73%	19.52%	6.72%	9.28%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund - Class 1 Franklin Mutual Advisers, LLC	0.66%	25.67%	10.21%	12.41%
Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares Invesco Advisers, Inc.	0.88% [1]	9.54%	7.47%	6.26%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series I Shares Invesco Advisers, Inc.	0.78%	15.49%	18.18%	14.24%
Seeks total return.	Invesco V.I. Global Strategic Income Fund, Series I Shares Invesco Advisers, Inc.	0.87% [1]	(3.41%)	2.37%	3.16%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series I Shares Invesco Advisers, Inc.	0.84%	22.55%	13.73%	14.69%
Seeks long-term growth of capital.	Invesco V.I. Technology Fund, Series I Shares Invesco Advisers, Inc.	0.98%	14.41%	25.03%	17.48%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.62%	17.20%	14.39%	11.81%
Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.57% [1]	(0.90%)	4.24%	3.68%

84     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Janus Henderson Research Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.60%	20.33%	21.99%	17.45%
Seeks long-term capital appreciation.	Lazard Retirement Global Dynamic Multi-Asset Portfolio - Investor Shares[3] Lazard Asset Management, LLC	0.91% [1]	12.16%	-	-
Seeks total return.	MFS ® Utilities Series - Initial Class Massachusetts Financial Services Company	0.78% [1]	14.09%	11.89%	9.93%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio, Class I Shares Morgan Stanley Investment Management Inc.	0.95% [1]	(11.06%)	37.01%	20.23%
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class I) Neuberger Berman Investment Advisers LLC	0.89%	23.48%	15.72%	14.36%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio, Institutional Class[2] Pacific Investment Management Company LLC	1.09% [1]	16.41%	8.73%	6.18%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio, Institutional Class Pacific Investment Management Company LLC (PIMCO)	0.50%	(1.12%)	4.09%	3.59%
Seeks to provide shareholders with long-term capital appreciation.	Putnam VT Global Health Care Fund - Class IA Shares Putnam Investment Management, LLC. Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and the Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.	0.74%	19.77%	15.99%	16.20%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund - Class 1 Franklin Advisers, Inc.	0.51% [1]	(4.62%)	(0.68%)	1.39%

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    85

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.79%	15.30%	10.09%	8.46%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.64%	9.55%	5.58%	4.55%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.70%	8.35%	5.66%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.73%	9.35%	6.54%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.77%	11.56%	8.18%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.73%	10.63%	7.47%	-
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.70%	13.12%	8.05%	6.66%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.74%	14.26%	9.09%	7.55%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.67%	11.28%	6.79%	5.59%
Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Variable Portfolio - Partners Core Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Allspring Global Investments, LLC, subadvisers.	0.47%	8.27%	4.51%	3.80%

86     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.68%	17.02%	12.50%	10.81%
Seeks to provide shareholders with long-term growth of capital.	Variable Portfolio - Partners International Core Equity Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Schroder Investment Management North America Inc., subadviser; Schroder Investment Management North America Limited, sub-subadviser.	0.80%	11.16%	5.50%	4.54%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Growth Fund (Class 1) Columbia Management Investment Advisers LLC, adviser; William Blair Investment Management, LLC and Walter Scott & Partners Limited, subadvisers.	0.87% [1]	22.62%	9.05%	6.84%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Pzena Investment Management, LLC and Thompson, Siegel & Walmsley LLC, subadvisers.	0.84% [1]	(3.82%)	4.18%	1.76%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Small Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Scout Investments, Inc. and Allspring Global Investments, LLC, subadvisers.	0.85% [1]	38.77%	15.24%	11.58%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.86% [1]	4.27%	7.79%	7.08%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.69%	6.18%	-	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.68%	5.07%	-	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.68%	5.74%	-	-

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    87

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio - Class I Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, LLC, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisors.	0.82%	1.33%	5.36%	5.80%
[1]	This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
[2]	This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
[3]	This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”

88     RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Appendix B: S& P Disclaimer
The “S&P 500 index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). S&P®, S&P 500®, US 500 and The 500 are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by RiverSource Life of NY. It is not possible to invest directly in an index. RiverSource Life of NY’s indexed products (the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, S&P, Dow Jones, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to RiverSource Life of NY with respect to the S& P 500 index is the licensing of the S&P 500 index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 index is determined, composed and calculated by S&P Dow Jones Indices without regard to RiverSource Life of NY or the Products. S&P Dow Jones Indices have no obligation to take the needs of RiverSource Life of NY or the owners of the Products into consideration in determining, composing or calculating the S&P 500 index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the S&P 500 index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY RIVERSOURCE LIFE OF NY, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND RIVERSOURCE LIFE OF NY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

    89

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Additional information about RiverSource of New York Account 8 (Registrant) is included in the SAI. The SAI is available, without charge, upon request. To request the SAI, to obtain information about your policy or for other investor inquiries, contact your sales representative or RiverSource Life Insurance Co. of New York at the telephone number and address listed below. The SAI dated the same date as this prospectus is incorporated by reference into this prospectus.
Reports and other information about the Registrant are available on the SEC’s Internet site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File # #811-05213
EDGAR Contract Identifier C000206155
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Co. of New York, Albany, New York. Affiliated with Ameriprise Financial Services, LLC.
© 2008-2022 RiverSource Life Insurance Company. All rights reserved.
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-541-2251
PRO9089_12_A01_(04/22)

STATEMENT OF ADDITIONAL INFORMATION

FOR

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 6 INSURANCE

(VUL 6 – NY)

April 29, 2022

Issued by:	RiverSource Life Insurance Co. of New York

20 Madison Avenue Extension

Albany, NY 12203

Telephone: 1-800-541-2251

(Home Office)

Website address: riversource.com/lifeinsurance

RiverSource of New York Account 8

RiverSource of New York Account 8 is a separate account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and telephone number above.

SAI9020_12_A01_(04/22)

2	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Information about RiverSource Life of NY

We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our mailing address is: 70500 Ameriprise Financial Center, Minneapolis, MN 55474.

We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

OWNERSHIP

RiverSource Life of NY, a New York corporation is a wholly-owned subsidiary of RiverSource Life Insurance Company, a Minnesota Corporation which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Ameriprise Financial family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

STATE REGULATION

We are subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services (the Department). We file an annual statement in a prescribed form with the Department. Our books and accounts are subject to review by the Department at all times and a full examination of our operations is conducted periodically.

REPORTS

At least once a year we will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES

Generally, RiverSource Life of NY does not receive individual ratings from rating agencies but receives the same ratings as its parent, RiverSource Life Insurance Company. Rating agencies evaluate the creditworthiness and claims-paying ability of insurance companies on a number of different factors. These ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency rating given to us, see “Investor Relations — Financial Information — Credit Ratings” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best	www.ambest.com

Moody’s	www.moodys.com

Standard & Poor’s	www.standardandpoors.com

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s — Rates insurance companies for their financial strength.

The Variable Account

We established RiverSource of New York Account 8 (the “Variable Account”) on Sept. 12, 1985, under New York law. It is registered as a single unit investment trust under the Investment Company Act of 1940. This registration does not involve any SEC supervision of the Variable Account’s management or investment practices or policies.

The Variable Account meets the definition of a separate account under federal securities laws. Other variable life insurance policies that are not described in this statement of additional information also invest in subaccounts of the Variable Account.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	3

Principal Underwriter

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the policy, which is offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The policies are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life of NY for the variable accounts in 2021 was $27,017,299, in 2020 was $24,231,296 and in 2019 was $26,589,422. RiverSource Distributors retains no underwriting commissions from the sale of the policy.

Non-Principal Risks of Investing in the Policy

Fund of Funds Risk. Funds that are “funds of funds” (or “feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return.

Money Market Fund Sub-Account Delay of Payment Risk. If, pursuant to SEC rules, a Fund that is a money market fund suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, partial withdrawal, full surrender, or death benefit from the corresponding Subaccount until the Fund is liquidated.

Mixed and Shared Funding Risk. Fund shares may be sold to our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Owner’s investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another underlying Fund.

LIMITATIONS ON USE OF THE POLICY

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an Owner’s access to Policy Values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.

BUSINESS CONTINUITY/DISASTER RECOVERY

Disruptive events, including natural or man-made disasters and public health crises may adversely affect our ability to conduct business, including if our employees or the employees of intermediaries or service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations could interfere with processing of transactions (including the issuance of policies). Also, disruptions may interfere with our ability to receive, pick up and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees or the employees of intermediaries or service providers are able to work remotely. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that RiverSource Life, the Funds or our service providers will avoid losses affecting your policy due to a disaster or other catastrophe.

4	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Service Providers

Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus.

We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life of NY may change over time. Entities that provided a significant amount of services to RiverSource Life of NY, the compensation paid, and the basis for remuneration are listed below. Ameriprise Financial, Inc. and RiverSource Life Insurance Company are affiliated with RiverSource Life of NY.

Name of Service Provider	Services Provided	Principal Business Address	Basis for Remuneration
Ameriprise Financial, Inc. (“AFI”)	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses).

RiverSource Life Insurance Company	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses).

The aggregate dollar amount paid to AFI by RiverSource Life of NY for the services provided in 2021 was $1,036,749, in 2020 was $1,057,563 and in 2019 was $952,039.

The aggregate dollar amount paid to RiverSource Life Insurance Company by RiverSource Life of NY for the services provided in 2021 was $5,714,585, in 2020 was $6,125,075 and in 2019 was $6,439,319.

Custodian

RiverSource Life of NY is the custodian of the assets of RiverSource of New York Account 8. RiverSource Life of NY holds these assets for safekeeping, maintains records and accounts relating to the variable account including purchase and redemption transactions, and is responsible for administration of the policies. RiverSource Life of NY’s principal offices are located at 20 Madison Avenue Extension, Albany NY 12203.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	5

Additional Information about the Operation of the Policies

ADDITIONAL INFORMATION ON PAYMENT OPTIONS FOR VUL 6 – NY

VUL 6 – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	8.44

15	5.66

20	4.27

25	3.44

30	2.88

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2020	$3.67	$3.27	$3.61	$3.25	$3.50	$3.19

	2025	3.60	3.21	3.55	3.19	3.44	3.14

	2030	3.53	3.16	3.48	3.14	3.39	3.09

	2035	3.46	3.10	3.42	3.08	3.34	3.05

	2040	3.40	3.05	3.37	3.04	3.29	3.00

70	2020	4.44	3.93	4.30	3.86	4.05	3.73

	2025	4.34	3.84	4.21	3.79	3.99	3.67
	2030	4.25	3.77	4.13	3.72	3.92	3.61

	2035	4.16	3.69	4.05	3.65	3.87	3.55

	2040	4.08	3.63	3.98	3.59	3.81	3.50

75	2020	5.46	4.85	5.13	4.68	4.63	4.36

	2025	5.33	4.74	5.03	4.58	4.57	4.30

	2030	5.20	4.63	4.93	4.49	4.51	4.23

	2035	5.08	4.53	4.84	4.40	4.45	4.17

	2040	4.97	4.43	4.75	4.32	4.39	4.11

85	2020	8.61	7.99	7.07	6.81	5.54	5.47

	2025	8.40	7.77	6.98	6.70	5.52	5.44

	2030	8.20	7.57	6.90	6.60	5.50	5.41

	2035	8.02	7.37	6.81	6.50	5.47	5.38

	2040	7.84	7.19	6.72	6.40	5.45	5.36

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 0.50% annual effective interest rate. Settlement rates for any combination of year, age and sex not shown above will be calculated on the same basis as those rates shown in the table above. We will furnish such rates upon request.

6	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Independent Registered Public Accounting Firm

The financial statements of RiverSource Life Insurance Co. of New York as of December 31, 2021 and December 31, 2020 and for each of the three years in the period ended December 31, 2021 and the financial statements of each of the divisions of RiverSource of New York Account 8 as of December 31, 2021 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2020 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides accounting and auditing services to RiverSource Life of NY and the variable account. PricewaterhouseCoopers LLP’s principal business address is 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

POLICY OWNERS OF RIVERSOURCE OF NEW YORK ACCOUNT 8

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource of New York Account 8, as indicated in Note 1, sponsored by RiverSource Life Insurance Co. of New York as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Account 8 as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Co. of New York management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource of New York Account 8 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource of New York Account 8 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agent and investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 22, 2022

We have served as the auditor of one or more of the divisions of RiverSource of New York Account 8 since 2010.

8	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B
Assets
Investments, at fair value(1),(2)	$525	$2,756,038	$2,868,114	$121,984	$2,208,334
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	1,406	192	—
Receivable for share redemptions	—	3,020	1,148	—	652
Total assets	525	2,759,058	2,870,668	122,176	2,208,986

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	1,049	1,148	—	652
Contract terminations	—	1,971	—	—	—
Payable for investments purchased	—	—	1,406	192	—
Total liabilities	—	3,020	2,554	192	652
Net assets applicable to Variable Life contracts in accumulation period	—	2,756,038	2,868,114	121,984	2,208,334
Net assets applicable to seed money	525	—	—	—	—
Total net assets	$525	$2,756,038	$2,868,114	$121,984	$2,208,334
(1) Investment shares	35	76,302	183,618	1,310	25,777
(2) Investments, at cost	$432	$2,231,163	$2,615,554	$104,804	$1,548,181

December 31, 2021 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$619,694	$1,050,771	$3,000	$1,578,669	$82,772
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	828	—	56	—
Receivable for share redemptions	634	567	—	539	258
Total assets	620,328	1,052,166	3,000	1,579,264	83,030

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	220	567	—	539	—
Contract terminations	414	—	—	—	258
Payable for investments purchased	—	828	—	56	—
Total liabilities	634	1,395	—	595	258
Net assets applicable to Variable Life contracts in accumulation period	619,694	1,050,771	2,823	1,578,669	82,772
Net assets applicable to seed money	—	—	177	—	—
Total net assets	$619,694	$1,050,771	$3,000	$1,578,669	$82,772
(1) Investment shares	27,049	517,621	86	44,925	5,608
(2) Investments, at cost	$540,000	$1,508,982	$2,530	$1,159,886	$85,534

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	9

Statement of Assets and Liabilities

December 31, 2021 (continued)	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Intl, Cl II
Assets
Investments, at fair value(1),(2)	$1,936,899	$2,236	$389,588	$927,558	$926,276
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	110	446
Receivable for share redemptions	568	82	192	579	319
Total assets	1,937,467	2,318	389,780	928,247	927,041

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	568	—	192	555	319
Contract terminations	—	82	—	24	—
Payable for investments purchased	—	—	—	110	446
Total liabilities	568	82	192	689	765
Net assets applicable to Variable Life contracts in accumulation period	1,936,899	2,055	389,466	927,558	926,276
Net assets applicable to seed money	—	181	122	—	—
Total net assets	$1,936,899	$2,236	$389,588	$927,558	$926,276
(1) Investment shares	137,956	254	44,171	62,420	62,460
(2) Investments, at cost	$1,507,981	$2,159	$346,906	$580,266	$698,541

December 31, 2021 (continued)	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I
Assets
Investments, at fair value(1),(2)	$4,099,225	$2,521,124	$95,155	$536,304	$2,936,746
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	363	74	—	795	—
Receivable for share redemptions	2,422	1,145	—	234	1,435
Total assets	4,102,010	2,522,343	95,155	537,333	2,938,181

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	2,422	844	—	234	1,217
Contract terminations	—	301	—	—	218
Payable for investments purchased	363	74	—	795	—
Total liabilities	2,785	1,219	—	1,029	1,435
Net assets applicable to Variable Life contracts in accumulation period	4,099,225	2,521,124	95,155	536,186	2,936,746
Net assets applicable to seed money	—	—	—	118	—
Total net assets	$4,099,225	$2,521,124	$95,155	$536,304	$2,936,746
(1) Investment shares	299,870	184,158	5,349	37,295	1,056,384
(2) Investments, at cost	$2,459,798	$1,854,363	$105,519	$553,448	$2,600,827

See accompanying notes to financial statements.

10	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP Bal, Cl 1	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1
Assets
Investments, at fair value(1),(2)	$1,087,263	$19,187,380	$39,072	$30,751	$107,756
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	899	—	—	242
Receivable for share redemptions	—	12,743	106	—	—
Total assets	1,087,263	19,201,022	39,178	30,751	107,998

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	12,743	—	—	—
Contract terminations	—	—	106	—	—
Payable for investments purchased	—	899	—	—	242
Total liabilities	—	13,642	106	—	242
Net assets applicable to Variable Life contracts in accumulation period	1,087,263	19,187,380	39,072	30,751	107,756
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$1,087,263	$19,187,380	$39,072	$30,751	$107,756
(1) Investment shares	25,783	458,918	6,819	5,443	2,648
(2) Investments, at cost	$994,255	$8,975,092	$34,330	$27,532	$92,403

December 31, 2021 (continued)	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1
Assets
Investments, at fair value(1),(2)	$158,014	$42,910	$449,068	$32,946,689	$80,541
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	14	—	96
Receivable for share redemptions	—	—	—	36,482	—
Total assets	158,014	42,910	449,082	32,983,171	80,637

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	23,007	—
Contract terminations	—	—	—	13,475	—
Payable for investments purchased	—	—	14	—	96
Total liabilities	—	—	14	36,482	96
Net assets applicable to Variable Life contracts in accumulation period	158,014	42,910	449,068	32,946,689	80,541
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$158,014	$42,910	$449,068	$32,946,689	$80,541
(1) Investment shares	3,977	484	5,214	377,353	2,133
(2) Investments, at cost	$93,852	$39,948	$232,219	$8,962,919	$72,091

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	11

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1
Assets
Investments, at fair value(1),(2)	$113,387	$13,120,839	$2,307	$21,547	$112,367
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	2,162	—	—	—
Receivable for share redemptions	—	12,173	—	—	315
Total assets	113,387	13,135,174	2,307	21,547	112,682

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	6,353	—	—	—
Contract terminations	—	5,820	—	—	315
Payable for investments purchased	—	2,162	—	—	—
Total liabilities	—	14,335	—	—	315
Net assets applicable to Variable Life contracts in accumulation period	113,387	13,120,839	2,224	21,547	112,367
Net assets applicable to seed money	—	—	83	—	—
Total net assets	$113,387	$13,120,839	$2,307	$21,547	$112,367
(1) Investment shares	3,093	352,711	246	2,302	5,786
(2) Investments, at cost	$76,356	$6,640,419	$2,354	$22,190	$120,174

December 31, 2021 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 1
Assets
Investments, at fair value(1),(2)	$455,326	$2,927,224	$92,637	$1,395,058	$44,950
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	14	1,147	—	1,252	—
Receivable for share redemptions	—	1,535	—	644	—
Total assets	455,340	2,929,906	92,637	1,396,954	44,950

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	1,386	—	629	—
Contract terminations	—	149	—	15	—
Payable for investments purchased	14	1,147	—	1,252	—
Total liabilities	14	2,682	—	1,896	—
Net assets applicable to Variable Life contracts in accumulation period	455,326	2,927,224	92,637	1,395,058	44,950
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$455,326	$2,927,224	$92,637	$1,395,058	$44,950
(1) Investment shares	23,740	151,513	10,759	160,351	44,950
(2) Investments, at cost	$417,666	$2,602,679	$94,105	$1,542,021	$44,950

See accompanying notes to financial statements.

12	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3
Assets
Investments, at fair value(1),(2)	$492,289	$2,734,399	$26,692	$309,502	$2,889,550
Dividends receivable	—	1	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	7	957	—	14	2,910
Receivable for share redemptions	—	1,345	—	—	1,338
Total assets	492,296	2,736,702	26,692	309,516	2,893,798

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	1,211	—	—	1,312
Contract terminations	—	134	—	—	26
Payable for investments purchased	7	957	—	14	2,910
Total liabilities	7	2,302	—	14	4,248
Net assets applicable to Variable Life contracts in accumulation period	492,289	2,732,342	26,692	309,502	2,889,550
Net assets applicable to seed money	—	2,058	—	—	—
Total net assets	$492,289	$2,734,400	$26,692	$309,502	$2,889,550
(1) Investment shares	492,289	2,734,399	3,897	45,717	423,067
(2) Investments, at cost	$492,288	$2,734,395	$26,540	$304,921	$2,865,157

December 31, 2021 (continued)	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1	Col VP Inter Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$18,093	$31,311	$1,182,207	$48,494	$66,153
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	252	—
Receivable for share redemptions	—	—	1,840	—	—
Total assets	18,093	31,311	1,184,047	48,746	66,153

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	551	—	—
Contract terminations	—	—	1,289	—	—
Payable for investments purchased	—	—	—	252	—
Total liabilities	—	—	1,840	252	—
Net assets applicable to Variable Life contracts in accumulation period	18,093	31,311	1,182,207	48,494	66,153
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$18,093	$31,311	$1,182,207	$48,494	$66,153
(1) Investment shares	2,468	4,307	160,191	4,704	6,454
(2) Investments, at cost	$18,134	$32,028	$1,252,132	$51,807	$69,345

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	13

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 1
Assets
Investments, at fair value(1),(2)	$6,923,643	$346,432	$392,070	$3,968,111	$1,407,353
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	11,019	84	—	—	384
Receivable for share redemptions	3,607	—	—	7,112	—
Total assets	6,938,269	346,516	392,070	3,975,223	1,407,737

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	3,607	—	—	1,947	—
Contract terminations	—	—	—	5,165	—
Payable for investments purchased	11,019	84	—	—	384
Total liabilities	14,626	84	—	7,112	384
Net assets applicable to Variable Life contracts in accumulation period	6,923,643	346,432	392,070	3,968,111	1,407,353
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$6,923,643	$346,432	$392,070	$3,968,111	$1,407,353
(1) Investment shares	670,896	9,129	10,640	106,014	35,856
(2) Investments, at cost	$7,106,021	$309,597	$235,860	$1,478,108	$1,112,894

December 31, 2021 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 1	Col VP Long Govt/ Cr Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$14,197,243	$10,542	$681,131	$3,443	$9,709
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	9,811	—	360	—	—
Total assets	14,207,054	10,542	681,491	3,443	9,709

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	5,951	—	360	—	—
Contract terminations	3,860	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	9,811	—	360	—	—
Net assets applicable to Variable Life contracts in accumulation period	14,197,243	10,459	681,045	3,344	9,709
Net assets applicable to seed money	—	83	86	99	—
Total net assets	$14,197,243	$10,542	$681,131	$3,443	$9,709
(1) Investment shares	366,286	1,071	69,574	308	871
(2) Investments, at cost	$6,531,002	$10,531	$673,238	$3,549	$10,253

See accompanying notes to financial statements.

14	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP Mid Cap Gro, Cl 1	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2
Assets
Investments, at fair value(1),(2)	$142,505	$109,046	$1,251,738	$78,170	$169,965
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	96	—	185	—	3,241
Receivable for share redemptions	—	—	572	141	—
Total assets	142,601	109,046	1,252,495	78,311	173,206

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	572	—	—
Contract terminations	—	—	—	141	—
Payable for investments purchased	96	—	185	—	3,241
Total liabilities	96	—	757	141	3,241
Net assets applicable to Variable Life contracts in accumulation period	142,505	109,046	1,251,738	78,170	169,965
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$142,505	$109,046	$1,251,738	$78,170	$169,965
(1) Investment shares	2,719	2,140	24,235	5,184	11,346
(2) Investments, at cost	$101,618	$60,171	$668,409	$76,852	$153,335

December 31, 2021 (continued)	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 1
Assets
Investments, at fair value(1),(2)	$5,338,817	$105,814	$106,840	$928,091	$66,077
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	4,039	—	—	—	96
Receivable for share redemptions	3,764	—	761	1,953	—
Total assets	5,346,620	105,814	107,601	930,044	66,173

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	3,764	—	—	417	—
Contract terminations	—	—	761	1,536	—
Payable for investments purchased	4,039	—	—	—	96
Total liabilities	7,803	—	761	1,953	96
Net assets applicable to Variable Life contracts in accumulation period	5,338,817	105,814	106,840	928,091	66,077
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$5,338,817	$105,814	$106,840	$928,091	$66,077
(1) Investment shares	354,739	2,828	2,938	25,179	1,792
(2) Investments, at cost	$4,000,368	$101,111	$69,100	$651,723	$58,083

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	15

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$122,588	$938,139	$27,309	$119,333	$1,261,335
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	850	—
Receivable for share redemptions	3,329	354	—	—	1,443
Total assets	125,917	938,493	27,309	120,183	1,262,778

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	352	—	—	590
Contract terminations	3,329	2	—	—	853
Payable for investments purchased	—	—	—	850	—
Total liabilities	3,329	354	—	850	1,443
Net assets applicable to Variable Life contracts in accumulation period	122,588	938,139	27,309	119,333	1,261,335
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$122,588	$938,139	$27,309	$119,333	$1,261,335
(1) Investment shares	3,414	25,780	763	3,432	35,742
(2) Investments, at cost	$77,625	$548,609	$22,993	$82,794	$715,571

December 31, 2021 (continued)	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3
Assets
Investments, at fair value(1),(2)	$84,764	$155,375	$6,156	$6,657	$1,391,378
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	3,731
Receivable for share redemptions	137	—	—	—	698
Total assets	84,901	155,375	6,156	6,657	1,395,807

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	698
Contract terminations	137	—	—	—	—
Payable for investments purchased	—	—	—	—	3,731
Total liabilities	137	—	—	—	4,429
Net assets applicable to Variable Life contracts in accumulation period	84,764	155,375	6,074	6,657	1,391,378
Net assets applicable to seed money	—	—	82	—	—
Total net assets	$84,764	$155,375	$6,156	$6,657	$1,391,378
(1) Investment shares	19,944	36,994	595	646	134,563
(2) Investments, at cost	$81,621	$156,481	$6,200	$6,776	$1,409,440

See accompanying notes to financial statements.

16	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2021 (continued)	CS Commodity Return	CTIVP Allspg Short Dur Govt, Cl 1	CTIVP Allspg Short Dur Govt, Cl 2	CTIVP AC Div Bond, Cl 1	CTIVP AC Div Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$390,816	$15,572	$10,718	$9,021	$18,148
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,168	—	—	—	—
Receivable for share redemptions	184	—	—	97	—
Total assets	392,168	15,572	10,718	9,118	18,148

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	175	—	—	—	—
Contract terminations	9	—	—	97	—
Payable for investments purchased	1,168	—	—	—	—
Total liabilities	1,352	—	—	97	—
Net assets applicable to Variable Life contracts in accumulation period	390,816	15,572	10,718	9,021	18,148
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$390,816	$15,572	$10,718	$9,021	$18,148
(1) Investment shares	15,797	1,586	1,096	801	1,619
(2) Investments, at cost	$401,911	$15,679	$11,122	$9,095	$18,722

December 31, 2021 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1	CTIVP CenterSquare Real Est, Cl 2
Assets
Investments, at fair value(1),(2)	$54,068	$20,899	$719,905	$32,713	$251,092
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	28	—	7
Receivable for share redemptions	121	—	336	—	—
Total assets	54,189	20,899	720,269	32,713	251,099

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	321	—	—
Contract terminations	121	—	15	—	—
Payable for investments purchased	—	—	28	—	7
Total liabilities	121	—	364	—	7
Net assets applicable to Variable Life contracts in accumulation period	54,068	20,899	719,905	32,713	251,092
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$54,068	$20,899	$719,905	$32,713	$251,092
(1) Investment shares	8,806	3,489	118,017	3,245	25,109
(2) Investments, at cost	$52,947	$19,798	$715,080	$26,021	$215,662

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	17

Statement of Assets and Liabilities

December 31, 2021 (continued)	CTIVP Loomis Sayles Gro, Cl 1	CTIVP Loomis Sayles Gro, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 1
Assets
Investments, at fair value(1),(2)	$69,775	$78,637	$64,048	$196,375	$30,774
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	192	—	473
Receivable for share redemptions	—	—	—	—	—
Total assets	69,775	78,637	64,240	196,375	31,247

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	192	—	473
Total liabilities	—	—	192	—	473
Net assets applicable to Variable Life contracts in accumulation period	69,775	78,637	64,048	196,375	30,774
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$69,775	$78,637	$64,048	$196,375	$30,774
(1) Investment shares	1,188	1,378	1,691	5,333	513
(2) Investments, at cost	$66,149	$40,670	$53,099	$131,074	$32,776

December 31, 2021 (continued)	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1	CTIVP TCW Core Plus Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$90,463	$103,310	$97,873	$53,461	$25,994
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	—	—	—	—
Total assets	90,463	103,310	97,873	53,461	25,994

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	90,463	103,310	97,873	53,461	25,994
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$90,463	$103,310	$97,873	$53,461	$25,994
(1) Investment shares	1,552	3,066	2,991	4,978	2,432
(2) Investments, at cost	$75,586	$93,550	$71,781	$55,945	$26,744

See accompanying notes to financial statements.

18	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2021 (continued)	CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$146,027	$445,851	$1,267,483	$14,481	$81,469
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	192	—	69	—	—
Receivable for share redemptions	—	—	1,184	—	—
Total assets	146,219	445,851	1,268,736	14,481	81,469

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	577	—	—
Contract terminations	—	—	607	—	—
Payable for investments purchased	192	—	69	—	—
Total liabilities	192	—	1,253	—	—
Net assets applicable to Variable Life contracts in accumulation period	146,027	445,851	1,267,483	14,481	81,469
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$146,027	$445,851	$1,267,483	$14,481	$81,469
(1) Investment shares	3,379	10,618	29,739	302	1,754
(2) Investments, at cost	$129,316	$280,001	$811,667	$12,809	$58,242

December 31, 2021 (continued)	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Init Cl
Assets
Investments, at fair value(1),(2)	$74,262	$1,902	$265,417	$1,252,514	$294,524
Dividends receivable	—	—	—	3,028	21,337
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	14	886	—
Receivable for share redemptions	27	—	31	605	—
Total assets	74,289	1,902	265,462	1,257,033	315,861

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	27	—	31	570	—
Contract terminations	—	—	—	35	—
Payable for investments purchased	—	—	14	3,914	21,337
Total liabilities	27	—	45	4,519	21,337
Net assets applicable to Variable Life contracts in accumulation period	74,048	1,902	265,325	1,252,514	294,524
Net assets applicable to seed money	214	—	92	—	—
Total net assets	$74,262	$1,902	$265,417	$1,252,514	$294,524
(1) Investment shares	7,289	126	17,566	137,790	5,419
(2) Investments, at cost	$69,693	$1,776	$230,085	$1,263,763	$269,422
See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	19

Statement of Assets and Liabilities

December 31, 2021 (continued)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Init Cl	Fid VIP Mid Cap, Serv Cl
Assets
Investments, at fair value(1),(2)	$6,735,557	$4,960,644	$2,111,841	$189,166	$6,880,194
Dividends receivable	503,059	92,511	39,665	23,750	874,792
Accounts receivable from RiverSource Life of NY for contract purchase payments	55	—	—	276	—
Receivable for share redemptions	7,958	3,717	2,466	—	5,556
Total assets	7,246,629	5,056,872	2,153,972	213,192	7,760,542

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	3,040	2,738	724	—	4,016
Contract terminations	4,918	979	1,742	—	1,540
Payable for investments purchased	503,114	92,511	39,665	24,026	874,792
Total liabilities	511,072	96,228	42,131	24,026	880,348
Net assets applicable to Variable Life contracts in accumulation period	6,735,557	4,960,644	2,111,715	189,166	6,880,194
Net assets applicable to seed money	—	—	126	—	—
Total net assets	$6,735,557	$4,960,644	$2,111,841	$189,166	$6,880,194
(1) Investment shares	128,272	191,457	83,078	4,595	169,338
(2) Investments, at cost	$4,543,628	$3,325,675	$1,635,051	$186,633	$5,540,763

December 31, 2021 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl	Fid VIP Strategic Inc, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$6,270,658	$1,832,955	$1,311,974	$115,276	$38,216
Dividends receivable	817,894	66,810	48,267	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	6,011	25	—	—
Receivable for share redemptions	4,940	1,105	445	—	—
Total assets	7,093,492	1,906,881	1,360,711	115,276	38,216

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	2,041	1,077	444	—	—
Contract terminations	2,899	28	—	—	—
Payable for investments purchased	817,894	72,821	48,293	—	—
Total liabilities	822,834	73,926	48,737	—	—
Net assets applicable to Variable Life contracts in accumulation period	6,270,658	1,832,955	1,311,974	115,276	38,216
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$6,270,658	$1,832,955	$1,311,974	$115,276	$38,216
(1) Investment shares	159,194	62,923	45,334	9,819	3,292
(2) Investments, at cost	$5,465,123	$1,237,129	$987,067	$118,837	$37,434

See accompanying notes to financial statements.

20	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2021 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1	Frank Mutual Shares, Cl 2
Assets
Investments, at fair value(1),(2)	$2,744,073	$2,835	$361,457	$15,072	$1,850,041
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	1,498
Receivable for share redemptions	4,310	—	173	—	712
Total assets	2,748,383	2,835	361,630	15,072	1,852,251

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,227	—	173	—	712
Contract terminations	3,083	—	—	—	—
Payable for investments purchased	—	—	—	—	1,498
Total liabilities	4,310	—	173	—	2,210
Net assets applicable to Variable Life contracts in accumulation period	2,744,073	2,740	361,350	15,072	1,850,041
Net assets applicable to seed money	—	95	107	—	—
Total net assets	$2,744,073	$2,835	$361,457	$15,072	$1,850,041
(1) Investment shares	157,073	162	21,567	768	96,356
(2) Investments, at cost	$2,389,501	$2,743	$324,267	$12,642	$1,845,254

December 31, 2021 (continued)	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
Assets
Investments, at fair value(1),(2)	$47,490	$3,092,100	$6,992,695	$44,108	$601,946
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	138	—	—	—
Receivable for share redemptions	—	1,306	10,328	17	336
Total assets	47,490	3,093,544	7,003,023	44,125	602,282

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	1,306	3,255	17	336
Contract terminations	—	—	7,073	—	—
Payable for investments purchased	—	138	—	—	—
Total liabilities	—	1,444	10,328	17	336
Net assets applicable to Variable Life contracts in accumulation period	47,490	3,092,100	6,992,695	43,865	601,946
Net assets applicable to seed money	—	—	—	243	—
Total net assets	$47,490	$3,092,100	$6,992,695	$44,108	$601,946
(1) Investment shares	2,577	176,289	358,232	4,533	46,020
(2) Investments, at cost	$42,600	$2,899,798	$5,868,838	$42,524	$580,408

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	21

Statement of Assets and Liabilities

December 31, 2021 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I	Invesco VI Bal Risk Alloc, Ser II
Assets
Investments, at fair value(1),(2)	$3,232,319	$776,977	$1,053,111	$18,639	$322,455
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	334	77	—	—	—
Receivable for share redemptions	1,763	1,821	384	—	135
Total assets	3,234,416	778,875	1,053,495	18,639	322,590

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,440	421	384	—	135
Contract terminations	323	1,400	—	—	—
Payable for investments purchased	334	77	—	—	—
Total liabilities	2,097	1,898	384	—	135
Net assets applicable to Variable Life contracts in accumulation period	3,232,319	776,977	1,053,111	18,639	322,344
Net assets applicable to seed money	—	—	—	—	111
Total net assets	$3,232,319	$776,977	$1,053,111	$18,639	$322,455
(1) Investment shares	161,133	8,767	12,682	1,732	30,564
(2) Investments, at cost	$2,839,944	$529,398	$892,712	$18,290	$322,871

December 31, 2021 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Global, Ser I
Assets
Investments, at fair value(1),(2)	$441,140	$11,887,517	$1,157,275	$1,170,855	$79,902
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	10	—	192
Receivable for share redemptions	576	10,302	536	1,739	—
Total assets	441,716	11,897,819	1,157,821	1,172,594	80,094

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	248	8,586	535	497	—
Contract terminations	328	1,716	1	1,242	—
Payable for investments purchased	—	—	10	—	192
Total liabilities	576	10,302	546	1,739	192
Net assets applicable to Variable Life contracts in accumulation period	441,140	11,887,517	1,157,275	1,170,855	79,902
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$441,140	$11,887,517	$1,157,275	$1,170,855	$79,902
(1) Investment shares	20,957	314,568	10,096	39,264	1,396
(2) Investments, at cost	$354,026	$9,219,366	$852,044	$966,948	$75,687

See accompanying notes to financial statements.

22	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2021 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mn St Sm Cap, Ser I
Assets
Investments, at fair value(1),(2)	$2,194,545	$5,112	$1,771,659	$1,252,508	$130,400
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,142	—	5,307	14	288
Receivable for share redemptions	826	—	745	1,283	—
Total assets	2,196,513	5,112	1,777,711	1,253,805	130,688

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	826	—	745	580	—
Contract terminations	—	—	—	703	—
Payable for investments purchased	1,142	—	5,307	14	288
Total liabilities	1,968	—	6,052	1,297	288
Net assets applicable to Variable Life contracts in accumulation period	2,194,545	5,112	1,771,659	1,252,508	130,400
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$2,194,545	$5,112	$1,771,659	$1,252,508	$130,400
(1) Investment shares	39,063	1,149	384,308	30,759	4,144
(2) Investments, at cost	$1,691,510	$5,437	$1,968,329	$1,078,276	$118,914

December 31, 2021 (continued)	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv
Assets
Investments, at fair value(1),(2)	$1,905,775	$1,343,256	$543,918	$61,349	$889,547
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	619	3	84	—	177
Receivable for share redemptions	610	746	—	—	402
Total assets	1,907,004	1,344,005	544,002	61,349	890,126

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	610	677	—	—	402
Contract terminations	—	69	—	—	—
Payable for investments purchased	619	3	84	—	177
Total liabilities	1,229	749	84	—	579
Net assets applicable to Variable Life contracts in accumulation period	1,905,775	1,343,256	543,918	61,349	889,547
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$1,905,775	$1,343,256	$543,918	$61,349	$889,547
(1) Investment shares	61,816	35,275	10,831	1,154	9,618
(2) Investments, at cost	$1,505,773	$1,006,135	$465,495	$47,155	$552,889

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	23

Statement of Assets and Liabilities

December 31, 2021 (continued)	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst
Assets
Investments, at fair value(1),(2)	$3,817	$8,121	$2,811,117	$2,015,111	$4,464
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	617	264	—
Receivable for share redemptions	—	—	1,354	1,869	—
Total assets	3,817	8,121	2,813,088	2,017,244	4,464

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	1,280	991	—
Contract terminations	—	—	74	878	—
Payable for investments purchased	—	—	617	264	—
Total liabilities	—	—	1,971	2,133	—
Net assets applicable to Variable Life contracts in accumulation period	3,728	8,121	2,811,117	2,015,111	4,179
Net assets applicable to seed money	89	—	—	—	285
Total net assets	$3,817	$8,121	$2,811,117	$2,015,111	$4,464
(1) Investment shares	317	612	134,439	49,125	79
(2) Investments, at cost	$3,926	$8,311	$1,666,226	$1,669,434	$3,920

December 31, 2021 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl
Assets
Investments, at fair value(1),(2)	$697,247	$1,716	$29,631	$3,574,486	$2,729,441
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	7	—	—	—	6,242
Receivable for share redemptions	417	—	16	1,941	1,242
Total assets	697,671	1,716	29,647	3,576,427	2,736,925

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	347	—	16	1,763	1,168
Contract terminations	70	—	—	178	74
Payable for investments purchased	7	—	—	—	6,242
Total liabilities	424	—	16	1,941	7,484
Net assets applicable to Variable Life contracts in accumulation period	697,247	1,623	29,281	3,574,486	2,729,441
Net assets applicable to seed money	—	93	350	—	—
Total net assets	$697,247	$1,716	$29,631	$3,574,486	$2,729,441
(1) Investment shares	12,831	116	2,013	132,046	137,573
(2) Investments, at cost	$456,282	$1,670	$26,211	$2,634,236	$2,566,925

See accompanying notes to financial statements.

24	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2021 (continued)	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl I	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II
Assets
Investments, at fair value(1),(2)	$32,127	$1,162,702	$79,267	$1,519,139	$399,841
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	7	258	—	12
Receivable for share redemptions	458	690	—	700	1,004
Total assets	32,585	1,163,399	79,525	1,519,839	400,857

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	483	—	700	177
Contract terminations	458	207	—	—	827
Payable for investments purchased	—	7	258	—	12
Total liabilities	458	697	258	700	1,016
Net assets applicable to Variable Life contracts in accumulation period	32,127	1,162,702	79,267	1,519,139	399,841
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$32,127	$1,162,702	$79,267	$1,519,139	$399,841
(1) Investment shares	839	30,939	4,652	94,709	38,595
(2) Investments, at cost	$29,878	$942,438	$97,839	$1,739,285	$379,259

December 31, 2021 (continued)	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl
Assets
Investments, at fair value(1),(2)	$4,605	$23,902	$31,323	$819,579	$5,537
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	22	—
Receivable for share redemptions	—	—	7	496	—
Total assets	4,605	23,902	31,330	820,097	5,537

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	7	438	—
Contract terminations	—	—	—	58	—
Payable for investments purchased	—	—	—	22	—
Total liabilities	—	—	7	518	—
Net assets applicable to Variable Life contracts in accumulation period	4,438	23,902	31,017	819,579	5,537
Net assets applicable to seed money	167	—	306	—	—
Total net assets	$4,605	$23,902	$31,323	$819,579	$5,537
(1) Investment shares	124	644	2,750	70,290	475
(2) Investments, at cost	$4,213	$19,532	$28,299	$759,217	$5,684

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	25

Statement of Assets and Liabilities

December 31, 2021 (continued)	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB
Assets
Investments, at fair value(1),(2)	$6,735	$426,192	$40,663	$1,438,918	$327,901
Dividends receivable	—	739	79	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	239	—	719	2,680
Total assets	6,735	427,170	40,742	1,439,637	330,581

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	203	—	652	201
Contract terminations	—	36	—	67	2,479
Payable for investments purchased	—	739	79	—	—
Total liabilities	—	978	79	719	2,680
Net assets applicable to Variable Life contracts in accumulation period	6,735	423,718	40,663	1,438,918	327,901
Net assets applicable to seed money	—	2,474	—	—	—
Total net assets	$6,735	$426,192	$40,663	$1,438,918	$327,901
(1) Investment shares	518	39,609	3,779	77,071	52,633
(2) Investments, at cost	$6,217	$437,150	$42,803	$1,200,613	$334,818

December 31, 2021 (continued)	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1
Assets
Investments, at fair value(1),(2)	$166,769	$14,622,728	$131,448	$2,399,174	$20,309
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	71	10,833	51	5,819	—
Total assets	166,840	14,633,561	131,499	2,404,993	20,309

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	71	10,583	51	1,408	—
Contract terminations	—	250	—	4,411	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	71	10,833	51	5,819	—
Net assets applicable to Variable Life contracts in accumulation period	166,769	14,622,728	131,266	2,399,174	20,309
Net assets applicable to seed money	—	—	182	—	—
Total net assets	$166,769	$14,622,728	$131,448	$2,399,174	$20,309
(1) Investment shares	9,775	286,383	2,671	162,436	1,470
(2) Investments, at cost	$139,385	$8,647,753	$95,558	$1,738,281	$21,198

See accompanying notes to financial statements.

26	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2021 (continued)	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2
Assets
Investments, at fair value(1),(2)	$186,822	$1,981,155	$144,570	$400,254	$25,282,740
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	4	4,460	—	1,574	1,628
Receivable for share redemptions	72	1,744	51	—	5,813
Total assets	186,898	1,987,359	144,621	401,828	25,290,181

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	72	1,137	51	—	5,813
Contract terminations	—	607	—	—	—
Payable for investments purchased	4	4,460	—	1,574	1,628
Total liabilities	76	6,204	51	1,574	7,441
Net assets applicable to Variable Life contracts in accumulation period	186,753	1,981,155	144,395	400,254	25,282,740
Net assets applicable to seed money	69	—	175	—	—
Total net assets	$186,822	$1,981,155	$144,570	$400,254	$25,282,740
(1) Investment shares	14,229	107,032	16,503	13,586	862,598
(2) Investments, at cost	$214,567	$1,663,192	$142,121	$361,396	$17,157,316

December 31, 2021 (continued)	VP Aggr, Cl 4	VP Conserv, Cl 1	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1
Assets
Investments, at fair value(1),(2)	$26,364,766	$24	$633,215	$595,713	$24
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	279	—	—	—	—
Receivable for share redemptions	11,250	—	340	317	—
Total assets	26,376,295	24	633,555	596,030	24

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	11,042	—	323	317	—
Contract terminations	208	—	17	—	—
Payable for investments purchased	279	—	—	—	—
Total liabilities	11,529	—	340	317	—
Net assets applicable to Variable Life contracts in accumulation period	26,364,766	—	633,194	595,713	—
Net assets applicable to seed money	—	24	21	—	24
Total net assets	$26,364,766	$24	$633,215	$595,713	$24
(1) Investment shares	897,982	1	37,714	35,501	2
(2) Investments, at cost	$15,489,585	$20	$564,671	$474,394	$20

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	27

Statement of Assets and Liabilities

December 31, 2021 (continued)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$142,734	$60,497	$175,185	$428,279	$2,346,144
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	193
Receivable for share redemptions	73	—	82	—	609
Total assets	142,807	60,497	175,267	428,279	2,346,946

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	73	—	82	—	609
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	193
Total liabilities	73	—	82	—	802
Net assets applicable to Variable Life contracts in accumulation period	142,653	60,497	175,129	428,279	2,346,113
Net assets applicable to seed money	81	—	56	—	31
Total net assets	$142,734	$60,497	$175,185	$428,279	$2,346,144
(1) Investment shares	10,145	3,883	11,324	22,866	125,934
(2) Investments, at cost	$130,890	$59,909	$151,410	$401,208	$1,716,993

December 31, 2021 (continued)	VP Man Vol Mod Gro, Cl 1	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4
Assets
Investments, at fair value(1),(2)	$66,797	$2,147,105	$1,601,625	$30,374,487	$39,216,880
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	173	1,520	9,431
Receivable for share redemptions	—	616	—	13,553	17,565
Total assets	66,797	2,147,721	1,601,798	30,389,560	39,243,876

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	616	—	13,472	17,235
Contract terminations	—	—	—	81	330
Payable for investments purchased	—	—	173	1,520	9,431
Total liabilities	—	616	173	15,073	26,996
Net assets applicable to Variable Life contracts in accumulation period	66,797	2,147,046	1,601,625	30,374,487	39,216,880
Net assets applicable to seed money	—	59	—	—	—
Total net assets	$66,797	$2,147,105	$1,601,625	$30,374,487	$39,216,880
(1) Investment shares	3,566	115,312	69,940	1,334,556	1,720,793
(2) Investments, at cost	$61,986	$1,676,417	$1,561,746	$21,676,187	$25,417,619

See accompanying notes to financial statements.

28	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2021 (continued)	VP Mod Aggr, Cl 1	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$3,643,652	$44,692,831	$67,643,323	$382,828	$2,569,622
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	346	10,583	2,903	—	170
Receivable for share redemptions	—	15,435	28,346	—	1,177
Total assets	3,643,998	44,718,849	67,674,572	382,828	2,570,969

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	15,435	27,721	—	1,177
Contract terminations	—	—	625	—	—
Payable for investments purchased	346	10,583	2,903	—	170
Total liabilities	346	26,018	31,249	—	1,347
Net assets applicable to Variable Life contracts in accumulation period	3,643,652	44,692,831	67,643,323	382,828	2,569,622
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$3,643,652	$44,692,831	$67,643,323	$382,828	$2,569,622
(1) Investment shares	139,764	1,724,260	2,605,675	19,482	131,640
(2) Investments, at cost	$3,398,068	$31,431,609	$41,622,670	$331,315	$2,120,530

December 31, 2021 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2
Assets
Investments, at fair value(1),(2)	$3,212,941	$5,492	$3,917	$937	$1,077
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1,384	—	—	—	—
Total assets	3,214,325	5,492	3,917	937	1,077

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,384	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	1,384	—	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	3,212,941	5,406	3,823	895	1,043
Net assets applicable to seed money	—	86	94	42	34
Total net assets	$3,212,941	$5,492	$3,917	$937	$1,077
(1) Investment shares	164,261	494	354	26	31
(2) Investments, at cost	$2,390,999	$5,501	$3,924	$789	$682

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	29

Statement of Assets and Liabilities

December 31, 2021 (continued)	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 1	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$528,160	$18,585	$40,011	$122,355	$268,034
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	7
Receivable for share redemptions	3,964	—	—	—	—
Total assets	532,124	18,585	40,011	122,355	268,041

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	228	—	—	—	—
Contract terminations	3,736	—	—	—	—
Payable for investments purchased	—	—	—	—	7
Total liabilities	3,964	—	—	—	7
Net assets applicable to Variable Life contracts in accumulation period	528,160	18,585	40,011	122,355	268,034
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$528,160	$18,585	$40,011	$122,355	$268,034
(1) Investment shares	14,828	1,370	2,977	8,358	18,472
(2) Investments, at cost	$288,348	$18,159	$33,861	$87,262	$220,566

December 31, 2021 (continued)	VP Ptnrs Intl Val, Cl 1	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1
Assets
Investments, at fair value(1),(2)	$10,248	$89,961	$6,828	$33,766	$1,428
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	163
Receivable for share redemptions	—	—	—	—	—
Total assets	10,248	89,961	6,828	33,766	1,591

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	163
Total liabilities	—	—	—	—	163
Net assets applicable to Variable Life contracts in accumulation period	10,248	89,961	6,828	33,766	1,262
Net assets applicable to seed money	—	—	—	—	166
Total net assets	$10,248	$89,961	$6,828	$33,766	$1,428
(1) Investment shares	1,013	8,934	179	912	38
(2) Investments, at cost	$9,524	$86,219	$6,419	$23,172	$1,312

See accompanying notes to financial statements.

30	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2021 (continued)	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$6,314	$785,325	$918	$20,212	$6,667
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	15	—	672	—
Receivable for share redemptions	—	334	—	—	—
Total assets	6,314	785,674	918	20,884	6,667

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	334	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	15	—	672	—
Total liabilities	—	349	—	672	—
Net assets applicable to Variable Life contracts in accumulation period	6,314	785,325	893	20,212	6,667
Net assets applicable to seed money	—	—	25	—	—
Total net assets	$6,314	$785,325	$918	$20,212	$6,667
(1) Investment shares	173	21,236	64	1,171	421
(2) Investments, at cost	$4,667	$537,128	$877	$17,929	$5,554

December 31, 2021 (continued)		Wanger Intl	Wanger USA	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Assets
Investments, at fair value(1),(2)		$5,916,236	$7,459,923	$7,541	$10,300
Dividends receivable		—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments		146	3,035	377	—
Receivable for share redemptions		3,016	3,527	—	—
Total assets		5,919,398	7,466,485	7,918	10,300

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee		2,653	3,420	—	—
Contract terminations		363	107	—	—
Payable for investments purchased		146	3,035	377	—
Total liabilities		3,162	6,562	377	—
Net assets applicable to Variable Life contracts in accumulation period		5,916,236	7,459,923	7,541	10,300
Net assets applicable to seed money		—	—	—	—
Total net assets		$5,916,236	$7,459,923	$7,541	$10,300
(1) Investment shares		181,368	289,818	1,049	1,384
(2) Investments, at cost		$4,984,945	$7,433,934	$7,874	$10,498

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	31

Statement of Operations

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B
Investment income
Dividend income	$8	$16,292	$48,487	$—	$—
Variable account expenses	1	11,844	13,128	—	7,955
Investment income (loss) — net	7	4,448	35,359	—	(7,955)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2	355,892	274,050	39,269	620,867
Cost of investments sold	2	311,747	254,541	32,629	444,339
Net realized gain (loss) on sales of investments	—	44,145	19,509	6,640	176,528
Distributions from capital gains	—	—	—	3,991	147,296
Net change in unrealized appreciation or depreciation of investments	36	553,110	211,750	6,588	204,131
Net gain (loss) on investments	36	597,255	231,259	17,219	527,955
Net increase (decrease) in net assets resulting from operations	$43	$601,703	$266,618	$17,219	$520,000

Year ended December 31, 2021 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 1
Investment income
Dividend income	$3,257	$11,719	$4	$599	$—
Variable account expenses	2,420	6,912	—	5,953	—
Investment income (loss) — net	837	4,807	4	(5,354)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	145,123	110,638	50	111,780	5,839
Cost of investments sold	130,009	157,133	41	83,814	5,358
Net realized gain (loss) on sales of investments	15,114	(46,495)	9	27,966	481
Distributions from capital gains	53,296	—	83	72,172	5,653
Net change in unrealized appreciation or depreciation of investments	14,203	108,121	285	214,602	(4,496)
Net gain (loss) on investments	82,613	61,626	377	314,740	1,638
Net increase (decrease) in net assets resulting from operations	$83,450	$66,433	$381	$309,386	$1,638

Year ended December 31, 2021 (continued)	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Intl, Cl II
Investment income
Dividend income	$—	$50	$7,703	$1,421	$138
Variable account expenses	6,986	—	2,638	6,382	3,747
Investment income (loss) — net	(6,986)	50	5,065	(4,961)	(3,609)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	275,074	83	224,829	27,348	105,409
Cost of investments sold	190,937	80	221,428	17,207	79,358
Net realized gain (loss) on sales of investments	84,137	3	3,401	10,141	26,051
Distributions from capital gains	217,212	—	—	25,159	26,052
Net change in unrealized appreciation or depreciation of investments	(151,642)	72	133,373	37,840	23,374
Net gain (loss) on investments	149,707	75	136,774	73,140	75,477
Net increase (decrease) in net assets resulting from operations	$142,721	$125	$141,839	$68,179	$71,868

See accompanying notes to financial statements.

32	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2021 (continued)	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I
Investment income
Dividend income	$69,046	$38,092	$645	$4,367	$29,462
Variable account expenses	27,675	9,414	—	2,677	11,854
Investment income (loss) — net	41,371	28,678	645	1,690	17,608

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	300,775	219,540	33,835	60,740	73,304
Cost of investments sold	186,252	170,724	32,342	53,914	65,502
Net realized gain (loss) on sales of investments	114,523	48,816	1,493	6,826	7,802
Distributions from capital gains	—	—	12,361	88,902	76,034
Net change in unrealized appreciation or depreciation of investments	650,456	412,283	(11,509)	(68,466)	221,679
Net gain (loss) on investments	764,979	461,099	2,345	27,262	305,515
Net increase (decrease) in net assets resulting from operations	$806,350	$489,777	$2,990	$28,952	$323,123

Year ended December 31, 2021 (continued)	Col VP Bal, Cl 1	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1
Investment income
Dividend income	$—	$—	$52	$—	$—
Variable account expenses	—	147,020	—	—	—
Investment income (loss) — net	—	(147,020)	52	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	10,673	1,953,316	13,358	536	13,655
Cost of investments sold	9,846	961,423	11,730	517	11,057
Net realized gain (loss) on sales of investments	827	991,893	1,628	19	2,598
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	78,625	1,562,877	4,428	6,806	9,143
Net gain (loss) on investments	79,452	2,554,770	6,056	6,825	11,741
Net increase (decrease) in net assets resulting from operations	$79,452	$2,407,750	$6,108	$6,825	$11,741

Year ended December 31, 2021 (continued)	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	—	251,104	—
Investment income (loss) — net	—	—	—	(251,104)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	12,098	10,401	18,391	3,133,392	41,964
Cost of investments sold	7,582	9,731	10,502	957,222	39,359
Net realized gain (loss) on sales of investments	4,516	670	7,889	2,176,170	2,605
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	25,437	2,907	100,683	6,316,005	7,354
Net gain (loss) on investments	29,953	3,577	108,572	8,492,175	9,959
Net increase (decrease) in net assets resulting from operations	$29,953	$3,577	$108,572	$8,241,071	$9,959

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	33

Statement of Operations

Year ended December 31, 2021 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1
Investment income
Dividend income	$—	$—	$50	$647	$901
Variable account expenses	—	70,221	—	—	—
Investment income (loss) — net	—	(70,221)	50	647	901

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,860	1,204,614	430	185	10,428
Cost of investments sold	2,096	662,695	426	186	10,246
Net realized gain (loss) on sales of investments	764	541,919	4	(1)	182
Distributions from capital gains	—	—	—	—	3,571
Net change in unrealized appreciation or depreciation of investments	22,050	2,264,909	(70)	(942)	(16,641)
Net gain (loss) on investments	22,814	2,806,828	(66)	(943)	(12,888)
Net increase (decrease) in net assets resulting from operations	$22,814	$2,736,607	$(16)	$(296)	$(11,987)

Year ended December 31, 2021 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 1
Investment income
Dividend income	$4,151	$32,416	$3,570	$52,888	$3
Variable account expenses	—	18,304	—	7,395	—
Investment income (loss) — net	4,151	14,112	3,570	45,493	3

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	8,345	428,868	6,195	123,956	9,739
Cost of investments sold	6,662	318,464	6,326	139,727	9,739
Net realized gain (loss) on sales of investments	1,683	110,404	(131)	(15,771)	—
Distributions from capital gains	17,947	117,407	—	—	5
Net change in unrealized appreciation or depreciation of investments	(61,006)	(490,787)	(2,492)	(21,492)	—
Net gain (loss) on investments	(41,376)	(262,976)	(2,623)	(37,263)	5
Net increase (decrease) in net assets resulting from operations	$(37,225)	$(248,864)	$947	$8,230	$8

Year ended December 31, 2021 (continued)	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3
Investment income
Dividend income	$47	$288	$778	$14,452	$142,529
Variable account expenses	—	14,905	—	—	15,551
Investment income (loss) — net	47	(14,617)	778	14,452	126,978

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	79,040	1,322,207	404	16,021	302,196
Cost of investments sold	79,040	1,322,204	403	15,562	295,598
Net realized gain (loss) on sales of investments	—	3	1	459	6,598
Distributions from capital gains	51	269	—	—	—
Net change in unrealized appreciation or depreciation of investments	—	(3)	59	(1,025)	(13,023)
Net gain (loss) on investments	51	269	60	(566)	(6,425)
Net increase (decrease) in net assets resulting from operations	$98	$(14,348)	$838	$13,886	$120,553

See accompanying notes to financial statements.

34	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2021 (continued)	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1	Col VP Inter Bond, Cl 2
Investment income
Dividend income	$1,593	$2,573	$105,257	$1,184	$2,066
Variable account expenses	—	—	6,585	—	—
Investment income (loss) — net	1,593	2,573	98,672	1,184	2,066

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	529	12,357	92,672	5,227	13,061
Cost of investments sold	517	11,720	96,851	5,616	12,390
Net realized gain (loss) on sales of investments	12	637	(4,179)	(389)	671
Distributions from capital gains	—	—	—	2,568	4,831
Net change in unrealized appreciation or depreciation of investments	(832)	(1,696)	(49,116)	(3,474)	(7,916)
Net gain (loss) on investments	(820)	(1,059)	(53,295)	(1,295)	(2,414)
Net increase (decrease) in net assets resulting from operations	$773	$1,514	$45,377	$(111)	$(348)

Year ended December 31, 2021 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 1
Investment income
Dividend income	$228,763	$—	$—	$—	$—
Variable account expenses	44,394	—	—	23,307	—
Investment income (loss) — net	184,369	—	—	(23,307)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	854,499	284,578	12,433	594,641	35,874
Cost of investments sold	820,012	250,156	8,120	207,270	29,590
Net realized gain (loss) on sales of investments	34,487	34,422	4,313	387,371	6,284
Distributions from capital gains	514,031	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(800,223)	26,836	75,093	584,080	218,967
Net gain (loss) on investments	(251,705)	61,258	79,406	971,451	225,251
Net increase (decrease) in net assets resulting from operations	$(67,336)	$61,258	$79,406	$948,144	$225,251

Year ended December 31, 2021 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 1	Col VP Long Govt/ Cr Bond, Cl 2
Investment income
Dividend income	$—	$1	$9,124	$89	$172
Variable account expenses	66,430	—	4,076	—	—
Investment income (loss) — net	(66,430)	1	5,048	89	172

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,414,109	9,037	129,798	1,968	1,904
Cost of investments sold	661,989	9,034	125,246	2,009	1,981
Net realized gain (loss) on sales of investments	752,120	3	4,552	(41)	(77)
Distributions from capital gains	—	—	—	204	455
Net change in unrealized appreciation or depreciation of investments	2,455,936	6	(19,295)	(143)	(846)
Net gain (loss) on investments	3,208,056	9	(14,743)	20	(468)
Net increase (decrease) in net assets resulting from operations	$3,141,626	$10	$(9,695)	$109	$(296)

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	35

Statement of Operations

Year ended December 31, 2021 (continued)	Col VP Mid Cap Gro, Cl 1	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2
Investment income
Dividend income	$—	$—	$—	$818	$1,721
Variable account expenses	—	—	6,238	—	—
Investment income (loss) — net	—	—	(6,238)	818	1,721

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,240	3,637	229,816	7,420	3,798
Cost of investments sold	1,622	2,101	108,971	7,424	3,364
Net realized gain (loss) on sales of investments	618	1,536	120,845	(4)	434
Distributions from capital gains	—	—	—	1,302	3,244
Net change in unrealized appreciation or depreciation of investments	18,048	13,467	53,244	1,316	7,740
Net gain (loss) on investments	18,666	15,003	174,089	2,614	11,418
Net increase (decrease) in net assets resulting from operations	$18,666	$15,003	$167,851	$3,432	$13,139

Year ended December 31, 2021 (continued)	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 1
Investment income
Dividend income	$64,129	$—	$—	$—	$—
Variable account expenses	44,928	—	—	5,759	—
Investment income (loss) — net	19,201	—	—	(5,759)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	554,660	38,820	7,833	315,268	16,993
Cost of investments sold	402,531	38,224	5,236	214,305	15,832
Net realized gain (loss) on sales of investments	152,129	596	2,597	100,963	1,161
Distributions from capital gains	111,283	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	179,329	4,005	18,651	102,173	7,437
Net gain (loss) on investments	442,741	4,601	21,248	203,136	8,598
Net increase (decrease) in net assets resulting from operations	$461,942	$4,601	$21,248	$197,377	$8,598

Year ended December 31, 2021 (continued)	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	3,754	—	—	7,933
Investment income (loss) — net	—	(3,754)	—	—	(7,933)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,126	113,072	1,640	13,575	385,083
Cost of investments sold	4,021	74,107	1,356	9,445	213,005
Net realized gain (loss) on sales of investments	2,105	38,965	284	4,130	172,078
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	26,468	191,256	3,049	21,643	176,195
Net gain (loss) on investments	28,573	230,221	3,333	25,773	348,273
Net increase (decrease) in net assets resulting from operations	$28,573	$226,467	$3,333	$25,773	$340,340

See accompanying notes to financial statements.

36	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2021 (continued)	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3
Investment income
Dividend income	$4,584	$8,165	$37	$118	$28,567
Variable account expenses	—	—	—	—	8,814
Investment income (loss) — net	4,584	8,165	37	118	19,753

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	8,576	66,649	4,742	80	163,653
Cost of investments sold	8,175	64,971	4,809	78	162,033
Net realized gain (loss) on sales of investments	401	1,678	(67)	2	1,620
Distributions from capital gains	—	—	28	104	23,544
Net change in unrealized appreciation or depreciation of investments	(3,504)	(7,331)	(33)	(312)	(69,638)
Net gain (loss) on investments	(3,103)	(5,653)	(72)	(206)	(44,474)
Net increase (decrease) in net assets resulting from operations	$1,481	$2,512	$(35)	$(88)	$(24,721)

Year ended December 31, 2021 (continued)	CS Commodity Return	CTIVP Allspg Short Dur Govt, Cl 1	CTIVP Allspg Short Dur Govt, Cl 2	CTIVP AC Div Bond, Cl 1	CTIVP AC Div Bond, Cl 2
Investment income
Dividend income	$17,922	$86	$142	$91	$353
Variable account expenses	1,971	—	—	—	—
Investment income (loss) — net	15,951	86	142	91	353

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	63,211	9,452	81	914	228
Cost of investments sold	83,212	9,622	82	913	230
Net realized gain (loss) on sales of investments	(20,001)	(170)	(1)	1	(2)
Distributions from capital gains	—	97	193	83	360
Net change in unrealized appreciation or depreciation of investments	86,207	(106)	(517)	(144)	(611)
Net gain (loss) on investments	66,206	(179)	(325)	(60)	(253)
Net increase (decrease) in net assets resulting from operations	$82,157	$(93)	$(183)	$31	$100

Year ended December 31, 2021 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1	CTIVP CenterSquare Real Est, Cl 2
Investment income
Dividend income	$191	$113	$4,626	$335	$2,364
Variable account expenses	—	—	3,572	—	—
Investment income (loss) — net	191	113	1,054	335	2,364

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	25,156	7,829	64,803	467	9,790
Cost of investments sold	24,705	7,595	68,859	393	9,252
Net realized gain (loss) on sales of investments	451	234	(4,056)	74	538
Distributions from capital gains	496	414	13,841	2,404	20,325
Net change in unrealized appreciation or depreciation of investments	695	84	14,616	5,542	48,312
Net gain (loss) on investments	1,642	732	24,401	8,020	69,175
Net increase (decrease) in net assets resulting from operations	$1,833	$845	$25,455	$8,355	$71,539
See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	37

Statement of Operations

Year ended December 31, 2021 (continued)	CTIVP Loomis Sayles Gro, Cl 1	CTIVP Loomis Sayles Gro, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	—	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,739	2,352	9,613	25,576	7,600
Cost of investments sold	1,662	1,259	7,879	18,238	7,299
Net realized gain (loss) on sales of investments	77	1,093	1,734	7,338	301
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,545	10,868	7,999	31,865	(2,426)
Net gain (loss) on investments	3,622	11,961	9,733	39,203	(2,125)
Net increase (decrease) in net assets resulting from operations	$3,622	$11,961	$9,733	$39,203	$(2,125)

Year ended December 31, 2021 (continued)	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1	CTIVP TCW Core Plus Bond, Cl 2
Investment income
Dividend income	$—	$—	$—	$700	$287
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	—	—	700	287

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,120	1,588	391	1,443	723
Cost of investments sold	1,606	1,460	300	1,476	713
Net realized gain (loss) on sales of investments	514	128	91	(33)	10
Distributions from capital gains	—	—	—	2,210	1,106
Net change in unrealized appreciation or depreciation of investments	(5,431)	7,993	17,314	(3,452)	(1,690)
Net gain (loss) on investments	(4,917)	8,121	17,405	(1,275)	(574)
Net increase (decrease) in net assets resulting from operations	$(4,917)	$8,121	$17,405	$(575)	$(287)

Year ended December 31, 2021 (continued)	CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	6,375	—	—
Investment income (loss) — net	—	—	(6,375)	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	31,864	48,243	165,631	12,114	15,981
Cost of investments sold	27,938	31,363	107,172	10,865	11,830
Net realized gain (loss) on sales of investments	3,926	16,880	58,459	1,249	4,151
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	13,507	92,472	238,672	1,352	7,569
Net gain (loss) on investments	17,433	109,352	297,131	2,601	11,720
Net increase (decrease) in net assets resulting from operations	$17,433	$109,352	$290,756	$2,601	$11,720

See accompanying notes to financial statements.

38	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2021 (continued)	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Init Cl
Investment income
Dividend income	$1,153	$85	$4,121	$36,261	$79
Variable account expenses	398	—	357	6,718	—
Investment income (loss) — net	755	85	3,764	29,543	79

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	63,518	3,975	14,630	189,879	61,438
Cost of investments sold	55,719	3,757	13,130	191,772	55,600
Net realized gain (loss) on sales of investments	7,799	218	1,500	(1,893)	5,838
Distributions from capital gains	7,409	—	—	—	27,655
Net change in unrealized appreciation or depreciation of investments	(7,643)	86	23,098	10,043	12,768
Net gain (loss) on investments	7,565	304	24,598	8,150	46,261
Net increase (decrease) in net assets resulting from operations	$8,320	$389	$28,362	$37,693	$46,340

Year ended December 31, 2021 (continued)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Init Cl	Fid VIP Mid Cap, Serv Cl
Investment income
Dividend income	$1,724	$108,796	$44,484	$1,035	$33,314
Variable account expenses	33,599	30,327	8,070	—	45,169
Investment income (loss) — net	(31,875)	78,469	36,414	1,035	(11,855)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	899,205	253,999	153,507	30,017	526,327
Cost of investments sold	604,052	173,626	123,166	25,247	370,852
Net realized gain (loss) on sales of investments	295,153	80,373	30,341	4,770	155,475
Distributions from capital gains	792,424	210,698	93,125	27,746	1,042,943
Net change in unrealized appreciation or depreciation of investments	423,015	633,232	277,558	(6,494)	225,691
Net gain (loss) on investments	1,510,592	924,303	401,024	26,022	1,424,109
Net increase (decrease) in net assets resulting from operations	$1,478,717	$1,002,772	$437,438	$27,057	$1,412,254

Year ended December 31, 2021 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl	Fid VIP Strategic Inc, Serv Cl 2
Investment income
Dividend income	$21,439	$7,622	$4,052	$3,012	$922
Variable account expenses	22,500	11,945	4,865	—	—
Investment income (loss) — net	(1,061)	(4,323)	(813)	3,012	922

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	356,954	134,015	104,745	45,937	1,836
Cost of investments sold	278,066	91,574	78,093	45,851	1,758
Net realized gain (loss) on sales of investments	78,888	42,441	26,652	86	78
Distributions from capital gains	975,769	129,700	88,143	1,665	591
Net change in unrealized appreciation or depreciation of investments	202,336	125,151	95,162	(3,158)	(358)
Net gain (loss) on investments	1,256,993	297,292	209,957	(1,407)	311
Net increase (decrease) in net assets resulting from operations	$1,255,932	$292,969	$209,144	$1,605	$1,233

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	39

Statement of Operations

Year ended December 31, 2021 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1	Frank Mutual Shares, Cl 2
Investment income
Dividend income	$22,091	$4	$15,857	$429	$52,325
Variable account expenses	13,150	—	1,944	—	8,305
Investment income (loss) — net	8,941	4	13,913	429	44,020

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	215,698	147	35,495	11,688	184,405
Cost of investments sold	204,674	147	34,063	10,789	184,696
Net realized gain (loss) on sales of investments	11,024	—	1,432	899	(291)
Distributions from capital gains	56,835	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	495,092	96	34,393	1,386	254,517
Net gain (loss) on investments	562,951	96	35,825	2,285	254,226
Net increase (decrease) in net assets resulting from operations	$571,892	$100	$49,738	$2,714	$298,246

Year ended December 31, 2021 (continued)	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
Investment income
Dividend income	$327	$29,587	$30,621	$576	$2,726
Variable account expenses	—	14,723	35,478	174	3,898
Investment income (loss) — net	327	14,864	(4,857)	402	(1,172)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,541	341,614	840,402	9,880	46,308
Cost of investments sold	4,161	332,392	681,230	9,536	35,715
Net realized gain (loss) on sales of investments	380	9,222	159,172	344	10,593
Distributions from capital gains	729	78,343	901,151	—	128,592
Net change in unrealized appreciation or depreciation of investments	4,255	503,155	620,926	634	(21,130)
Net gain (loss) on investments	5,364	590,720	1,681,249	978	118,055
Net increase (decrease) in net assets resulting from operations	$5,691	$605,584	$1,676,392	$1,380	$116,883

Year ended December 31, 2021 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I	Invesco VI Bal Risk Alloc, Ser II
Investment income
Dividend income	$24,250	$—	$—	$569	$9,070
Variable account expenses	15,900	4,992	4,592	—	1,578
Investment income (loss) — net	8,350	(4,992)	(4,592)	569	7,492

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	344,180	59,042	315,260	261	34,339
Cost of investments sold	252,458	36,022	193,915	249	33,685
Net realized gain (loss) on sales of investments	91,722	23,020	121,345	12	654
Distributions from capital gains	698,958	90,467	126,329	566	9,759
Net change in unrealized appreciation or depreciation of investments	(47,204)	(26,621)	(134,709)	178	6,352
Net gain (loss) on investments	743,476	86,866	112,965	756	16,765
Net increase (decrease) in net assets resulting from operations	$751,826	$81,874	$108,373	$1,325	$24,257

See accompanying notes to financial statements.

40	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2021 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Global, Ser I
Investment income
Dividend income	$6,626	$73,032	$—	$24,045	$—
Variable account expenses	2,569	94,780	5,820	5,682	—
Investment income (loss) — net	4,057	(21,748)	(5,820)	18,363	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	44,735	1,065,329	50,281	111,093	4,545
Cost of investments sold	38,500	899,190	35,098	94,480	4,008
Net realized gain (loss) on sales of investments	6,235	166,139	15,183	16,613	537
Distributions from capital gains	—	250,140	117,860	4,352	2,882
Net change in unrealized appreciation or depreciation of investments	86,705	2,199,474	51,470	146,045	1,450
Net gain (loss) on investments	92,940	2,615,753	184,513	167,010	4,869
Net increase (decrease) in net assets resulting from operations	$96,997	$2,594,005	$178,693	$185,373	$4,869

Year ended December 31, 2021 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mn St Sm Cap, Ser I
Investment income
Dividend income	$—	$241	$76,875	$13,195	$438
Variable account expenses	12,465	—	9,024	6,885	—
Investment income (loss) — net	(12,465)	241	67,851	6,310	438

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	812,246	348	168,772	159,969	28,735
Cost of investments sold	588,982	359	179,633	125,171	23,718
Net realized gain (loss) on sales of investments	223,264	(11)	(10,861)	34,798	5,017
Distributions from capital gains	130,255	—	—	85,012	7,363
Net change in unrealized appreciation or depreciation of investments	(1,633)	(332)	(131,796)	(63,804)	2,175
Net gain (loss) on investments	351,886	(343)	(142,657)	56,006	14,555
Net increase (decrease) in net assets resulting from operations	$339,421	$(102)	$(74,806)	$62,316	$14,993

Year ended December 31, 2021 (continued)	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv
Investment income
Dividend income	$3,350	$—	$4,368	$376	$2,109
Variable account expenses	6,943	8,257	—	—	4,752
Investment income (loss) — net	(3,593)	(8,257)	4,368	376	(2,643)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	238,345	286,153	2,219	660	109,067
Cost of investments sold	181,388	187,820	2,021	533	68,287
Net realized gain (loss) on sales of investments	56,957	98,333	198	127	40,780
Distributions from capital gains	117,138	124,890	3,603	407	79,553
Net change in unrealized appreciation or depreciation of investments	170,089	(50,303)	67,008	7,601	12,155
Net gain (loss) on investments	344,184	172,920	70,809	8,135	132,488
Net increase (decrease) in net assets resulting from operations	$340,591	$164,663	$75,177	$8,511	$129,845

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	41

Statement of Operations

Year ended December 31, 2021 (continued)	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst
Investment income
Dividend income	$71	$132	$3,081	$20,614	$4
Variable account expenses	—	—	14,916	11,611	—
Investment income (loss) — net	71	132	(11,835)	9,003	4

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	695	235	524,900	192,732	1,218
Cost of investments sold	716	236	296,023	163,449	1,179
Net realized gain (loss) on sales of investments	(21)	(1)	228,877	29,283	39
Distributions from capital gains	92	193	353,261	—	188
Net change in unrealized appreciation or depreciation of investments	(134)	(370)	(143,355)	194,175	495
Net gain (loss) on investments	(63)	(178)	438,783	223,458	722
Net increase (decrease) in net assets resulting from operations	$8	$(46)	$426,948	$232,461	$726

Year ended December 31, 2021 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl
Investment income
Dividend income	$108	$28	$876	$1,016	$—
Variable account expenses	4,007	—	203	18,522	14,751
Investment income (loss) — net	(3,899)	28	673	(17,506)	(14,751)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	109,378	847	17,933	286,334	470,538
Cost of investments sold	70,019	832	16,603	205,533	339,607
Net realized gain (loss) on sales of investments	39,359	15	1,330	80,801	130,931
Distributions from capital gains	34,380	—	—	419,845	506,115
Net change in unrealized appreciation or depreciation of investments	46,898	40	1,300	227,010	(591,438)
Net gain (loss) on investments	120,637	55	2,630	727,656	45,608
Net increase (decrease) in net assets resulting from operations	$116,738	$83	$3,303	$710,150	$30,857

Year ended December 31, 2021 (continued)	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl I	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II
Investment income
Dividend income	$418	$16,915	$—	$—	$8,503
Variable account expenses	—	5,456	—	13,742	2,039
Investment income (loss) — net	418	11,459	—	(13,742)	6,464

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,776	132,454	19,624	1,043,343	65,208
Cost of investments sold	5,491	110,132	20,468	769,853	64,793
Net realized gain (loss) on sales of investments	285	22,322	(844)	273,490	415
Distributions from capital gains	815	38,126	8,235	821,998	—
Net change in unrealized appreciation or depreciation of investments	1,853	67,133	(18,785)	(1,269,722)	68,078
Net gain (loss) on investments	2,953	127,581	(11,394)	(174,234)	68,493
Net increase (decrease) in net assets resulting from operations	$3,371	$139,040	$(11,394)	$(187,976)	$74,957

See accompanying notes to financial statements.

42	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2021 (continued)	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl
Investment income
Dividend income	$16	$39	$89	$120,912	$356
Variable account expenses	—	—	58	7,375	—
Investment income (loss) — net	16	39	31	113,537	356

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,017	577	1,000	551,828	1,035
Cost of investments sold	962	503	894	506,592	1,055
Net realized gain (loss) on sales of investments	55	74	106	45,236	(20)
Distributions from capital gains	81	428	1,837	—	—
Net change in unrealized appreciation or depreciation of investments	351	3,526	1,839	(2,107)	(152)
Net gain (loss) on investments	487	4,028	3,782	43,129	(172)
Net increase (decrease) in net assets resulting from operations	$503	$4,067	$3,813	$156,666	$184

Year ended December 31, 2021 (continued)	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB
Investment income
Dividend income	$143	$6,891	$684	$14,481	$20,224
Variable account expenses	—	2,272	—	7,134	2,624
Investment income (loss) — net	143	4,619	684	7,347	17,600

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	151	26,327	3,446	141,383	147,052
Cost of investments sold	131	25,816	3,487	130,816	154,394
Net realized gain (loss) on sales of investments	20	511	(41)	10,567	(7,342)
Distributions from capital gains	672	17,896	1,536	104,048	—
Net change in unrealized appreciation or depreciation of investments	(105)	(27,955)	(2,353)	106,617	4,587
Net gain (loss) on investments	587	(9,548)	(858)	221,232	(2,755)
Net increase (decrease) in net assets resulting from operations	$730	$(4,929)	$(174)	$228,579	$14,845

Year ended December 31, 2021 (continued)	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1
Investment income
Dividend income	$2,046	$47,724	$191	$—	$—
Variable account expenses	853	119,373	599	16,156	—
Investment income (loss) — net	1,193	(71,649)	(408)	(16,156)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	30,608	1,353,985	31,339	277,158	—
Cost of investments sold	25,191	852,034	23,160	203,797	—
Net realized gain (loss) on sales of investments	5,417	501,951	8,179	73,361	—
Distributions from capital gains	6,309	1,276,342	12,713	104,185	—
Net change in unrealized appreciation or depreciation of investments	709	1,130,279	6,326	407,864	(907)
Net gain (loss) on investments	12,435	2,908,572	27,218	585,410	(907)
Net increase (decrease) in net assets resulting from operations	$13,628	$2,836,923	$26,810	$569,254	$(907)

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	43

Statement of Operations

Year ended December 31, 2021 (continued)	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2
Investment income
Dividend income	$—	$13,740	$14,753	$—	$—
Variable account expenses	875	13,477	518	—	76,900
Investment income (loss) — net	(875)	263	14,235	—	(76,900)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	21,095	183,501	11,624	18,487	4,718,347
Cost of investments sold	24,614	154,861	10,546	16,432	2,751,937
Net realized gain (loss) on sales of investments	(3,519)	28,640	1,078	2,055	1,966,410
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(6,290)	333,512	(33,552)	27,216	1,454,951
Net gain (loss) on investments	(9,809)	362,152	(32,474)	29,271	3,421,361
Net increase (decrease) in net assets resulting from operations	$(10,684)	$362,415	$(18,239)	$29,271	$3,344,461

Year ended December 31, 2021 (continued)	VP Aggr, Cl 4	VP Conserv, Cl 1	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	125,297	—	4,526	3,735	—
Investment income (loss) — net	(125,297)	—	(4,526)	(3,735)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,347,658	—	526,601	56,228	—
Cost of investments sold	776,587	—	458,299	45,562	—
Net realized gain (loss) on sales of investments	571,071	—	68,302	10,666	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,071,511	1	(49,557)	5,670	1
Net gain (loss) on investments	3,642,582	1	18,745	16,336	1
Net increase (decrease) in net assets resulting from operations	$3,517,285	$1	$14,219	$12,601	$1

Year ended December 31, 2021 (continued)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	769	—	978	—	6,673
Investment income (loss) — net	(769)	—	(978)	—	(6,673)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	12,587	262	15,559	11,099	43,210
Cost of investments sold	11,682	261	14,068	10,446	32,015
Net realized gain (loss) on sales of investments	905	1	1,491	653	11,195
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,569	584	8,170	22,525	231,949
Net gain (loss) on investments	3,474	585	9,661	23,178	243,144
Net increase (decrease) in net assets resulting from operations	$2,705	$585	$8,683	$23,178	$236,471

See accompanying notes to financial statements.

44	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2021 (continued)	VP Man Vol Mod Gro, Cl 1	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	6,931	—	165,300	200,922
Investment income (loss) — net	—	(6,931)	—	(165,300)	(200,922)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	10,942	135,091	26,534	6,833,950	2,649,621
Cost of investments sold	10,151	110,683	25,423	4,333,978	1,730,465
Net realized gain (loss) on sales of investments	791	24,408	1,111	2,499,972	919,156
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,151	146,209	32,855	37,936	2,420,191
Net gain (loss) on investments	3,942	170,617	33,966	2,537,908	3,339,347
Net increase (decrease) in net assets resulting from operations	$3,942	$163,686	$33,966	$2,372,608	$3,138,425

Year ended December 31, 2021 (continued)	VP Mod Aggr, Cl 1	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	196,274	321,236	—	14,666
Investment income (loss) — net	—	(196,274)	(321,236)	—	(14,666)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	234,572	10,100,778	5,092,555	8,009	966,858
Cost of investments sold	219,384	6,278,924	3,192,853	7,098	710,027
Net realized gain (loss) on sales of investments	15,188	3,821,854	1,899,702	911	256,831
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	176,716	1,189,108	5,725,058	20,986	(121,157)
Net gain (loss) on investments	191,904	5,010,962	7,624,760	21,897	135,674
Net increase (decrease) in net assets resulting from operations	$191,904	$4,814,688	$7,303,524	$21,897	$121,008

Year ended December 31, 2021 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2
Investment income
Dividend income	$—	$16	$44	$—	$—
Variable account expenses	18,448	—	—	—	—
Investment income (loss) — net	(18,448)	16	44	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,301,012	4,786	333	45	4
Cost of investments sold	997,042	4,815	326	38	3
Net realized gain (loss) on sales of investments	303,970	(29)	7	7	1
Distributions from capital gains	—	28	95	—	—
Net change in unrealized appreciation or depreciation of investments	(91,467)	(29)	(194)	114	225
Net gain (loss) on investments	212,503	(30)	(92)	121	226
Net increase (decrease) in net assets resulting from operations	$194,055	$(14)	$(48)	$121	$226

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	45

Statement of Operations

Year ended December 31, 2021 (continued)	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 1	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2
Investment income
Dividend income	$—	$119	$754	$69	$—
Variable account expenses	2,479	—	—	—	—
Investment income (loss) — net	(2,479)	119	754	69	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	64,839	13,469	14,516	2,130	10,148
Cost of investments sold	38,326	12,496	12,372	1,508	8,306
Net realized gain (loss) on sales of investments	26,513	973	2,144	622	1,842
Distributions from capital gains	—	—	—	5,122	11,352
Net change in unrealized appreciation or depreciation of investments	97,067	(496)	2,286	5,364	11,185
Net gain (loss) on investments	123,580	477	4,430	11,108	24,379
Net increase (decrease) in net assets resulting from operations	$121,101	$596	$5,184	$11,177	$24,379

Year ended December 31, 2021 (continued)	VP Ptnrs Intl Val, Cl 1	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1
Investment income
Dividend income	$163	$1,738	$—	$—	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	163	1,738	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	984	794	955	39,573	115
Cost of investments sold	894	788	847	25,529	99
Net realized gain (loss) on sales of investments	90	6	108	14,044	16
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	497	7,152	166	(8,712)	68
Net gain (loss) on investments	587	7,158	274	5,332	84
Net increase (decrease) in net assets resulting from operations	$750	$8,896	$274	$5,332	$84

Year ended December 31, 2021 (continued)	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	3,730	—	—	—
Investment income (loss) — net	—	(3,730)	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	346	134,171	10	2,507	3,322
Cost of investments sold	256	91,814	9	2,319	2,998
Net realized gain (loss) on sales of investments	90	42,357	1	188	324
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,138	99,056	30	1,982	469
Net gain (loss) on investments	1,228	141,413	31	2,170	793
Net increase (decrease) in net assets resulting from operations	$1,228	$137,683	$31	$2,170	$793

See accompanying notes to financial statements.

46	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2021 (continued)	Wanger Intl	Wanger USA	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Investment income
Dividend income	$31,213	$57,787	$322	$423
Variable account expenses	30,144	41,322	—	—
Investment income (loss) — net	1,069	16,465	322	423

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	549,738	652,361	369	334
Cost of investments sold	489,255	630,595	369	325
Net realized gain (loss) on sales of investments	60,483	21,766	—	9
Distributions from capital gains	85,873	243,861	—	—
Net change in unrealized appreciation or depreciation of investments	784,057	312,432	(354)	(375)
Net gain (loss) on investments	930,413	578,059	(354)	(366)
Net increase (decrease) in net assets resulting from operations	$931,482	$594,524	$(32)	$57

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	47

Statement of Changes in Net Assets

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B
Operations
Investment income (loss) — net	$7	$4,448	$35,359	$—	$(7,955)
Net realized gain (loss) on sales of investments	—	44,145	19,509	6,640	176,528
Distributions from capital gains	—	—	—	3,991	147,296
Net change in unrealized appreciation or depreciation of investments	36	553,110	211,750	6,588	204,131
Net increase (decrease) in net assets resulting from operations	43	601,703	266,618	17,219	520,000

Contract transactions
Contract purchase payments	—	77,430	180,462	50,819	128,718
Net transfers(1)	(1)	(150,106)	8,556	13,271	(260,415)
Transfers for policy loans	—	28,248	(69,187)	—	(91,049)
Policy charges	—	(52,801)	(84,784)	(4,854)	(35,810)
Contract terminations:
Surrender benefits	—	(79,043)	(59,978)	—	(75,074)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(1)	(176,272)	(24,931)	59,236	(333,630)
Net assets at beginning of year	483	2,330,607	2,626,427	45,529	2,021,964
Net assets at end of year	$525	$2,756,038	$2,868,114	$121,984	$2,208,334

Accumulation unit activity
Units outstanding at beginning of year	—	760,593	1,530,419	28,309	409,788
Units purchased	—	34,967	121,240	33,104	38,578
Units redeemed	—	(74,550)	(128,237)	(2,605)	(98,557)
Units outstanding at end of year	—	721,010	1,523,422	58,808	349,809

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

48	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 1
Operations
Investment income (loss) — net	$837	$4,807	$4	$(5,354)	$—
Net realized gain (loss) on sales of investments	15,114	(46,495)	9	27,966	481
Distributions from capital gains	53,296	—	83	72,172	5,653
Net change in unrealized appreciation or depreciation of investments	14,203	108,121	285	214,602	(4,496)
Net increase (decrease) in net assets resulting from operations	83,450	66,433	381	309,386	1,638

Contract transactions
Contract purchase payments	21,481	36,003	1,644	47,859	25,919
Net transfers(1)	(91,449)	(27,186)	171	(888)	36,512
Transfers for policy loans	6,177	(34,772)	—	(4,160)	—
Policy charges	(14,611)	(25,258)	(368)	(28,661)	(3,261)
Contract terminations:
Surrender benefits	(2,318)	(18,594)	—	(35,660)	(145)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(80,720)	(69,807)	1,447	(21,510)	59,025
Net assets at beginning of year	616,964	1,054,145	1,172	1,290,793	22,109
Net assets at end of year	$619,694	$1,050,771	$3,000	$1,578,669	$82,772

Accumulation unit activity
Units outstanding at beginning of year	308,535	513,853	732	299,955	13,084
Units purchased	22,559	18,716	1,098	18,870	34,350
Units redeemed	(62,620)	(50,513)	(226)	(21,316)	(1,789)
Units outstanding at end of year	268,474	482,056	1,604	297,509	45,645

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	49

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Intl, Cl II
Operations
Investment income (loss) — net	$(6,986)	$50	$5,065	$(4,961)	$(3,609)
Net realized gain (loss) on sales of investments	84,137	3	3,401	10,141	26,051
Distributions from capital gains	217,212	—	—	25,159	26,052
Net change in unrealized appreciation or depreciation of investments	(151,642)	72	133,373	37,840	23,374
Net increase (decrease) in net assets resulting from operations	142,721	125	141,839	68,179	71,868

Contract transactions
Contract purchase payments	97,058	1,196	21,672	23,406	31,388
Net transfers(1)	(59,634)	855	(145,778)	5,907	1,943
Transfers for policy loans	(13,741)	—	2,989	(1,764)	1,191
Policy charges	(30,268)	(142)	(3,357)	(23,039)	(13,651)
Contract terminations:
Surrender benefits	(36,219)	—	(59,960)	(1,108)	(47,194)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(42,804)	1,909	(184,434)	3,402	(26,323)
Net assets at beginning of year	1,836,982	202	432,183	855,977	880,731
Net assets at end of year	$1,936,899	$2,236	$389,588	$927,558	$926,276

Accumulation unit activity
Units outstanding at beginning of year	380,384	93	708,785	354,571	506,528
Units purchased	27,266	2,000	29,739	10,885	37,833
Units redeemed	(36,764)	(146)	(274,999)	(10,598)	(45,520)
Units outstanding at end of year	370,886	1,947	463,525	354,858	498,841

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

50	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I
Operations
Investment income (loss) — net	$41,371	$28,678	$645	$1,690	$17,608
Net realized gain (loss) on sales of investments	114,523	48,816	1,493	6,826	7,802
Distributions from capital gains	—	—	12,361	88,902	76,034
Net change in unrealized appreciation or depreciation of investments	650,456	412,283	(11,509)	(68,466)	221,679
Net increase (decrease) in net assets resulting from operations	806,350	489,777	2,990	28,952	323,123

Contract transactions
Contract purchase payments	134,661	93,637	25,501	24,656	133,349
Net transfers(1)	(52,038)	(49,995)	49,385	24,773	718,283
Transfers for policy loans	15,276	2,791	52	(3,813)	7,697
Policy charges	(125,696)	(47,330)	(4,229)	(8,569)	(72,697)
Contract terminations:
Surrender benefits	(124,121)	(66,606)	(3,853)	(31,663)	(210)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(151,918)	(67,503)	66,856	5,384	786,422
Net assets at beginning of year	3,444,793	2,098,850	25,309	501,968	1,827,201
Net assets at end of year	$4,099,225	$2,521,124	$95,155	$536,304	$2,936,746

Accumulation unit activity
Units outstanding at beginning of year	940,344	1,206,270	18,906	333,952	690,709
Units purchased	47,345	67,129	53,490	39,200	281,912
Units redeemed	(69,761)	(91,727)	(5,763)	(37,091)	(26,119)
Units outstanding at end of year	917,928	1,181,672	66,633	336,061	946,502

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	51

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Bal, Cl 1	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1
Operations
Investment income (loss) — net	$—	$(147,020)	$52	$—	$—
Net realized gain (loss) on sales of investments	827	991,893	1,628	19	2,598
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	78,625	1,562,877	4,428	6,806	9,143
Net increase (decrease) in net assets resulting from operations	79,452	2,407,750	6,108	6,825	11,741

Contract transactions
Contract purchase payments	232,691	709,600	4,255	2,415	14,876
Net transfers(1)	406,974	134,867	19,435	2,486	66,907
Transfers for policy loans	—	(239,239)	(623)	882	—
Policy charges	(17,734)	(842,477)	(921)	(743)	(8,091)
Contract terminations:
Surrender benefits	(151)	(693,363)	(81)	—	(8,414)
Death benefits	—	(10,693)	—	—	—
Increase (decrease) from contract transactions	621,780	(941,305)	22,065	5,040	65,278
Net assets at beginning of year	386,031	17,720,935	10,899	18,886	30,737
Net assets at end of year	$1,087,263	$19,187,380	$39,072	$30,751	$107,756

Accumulation unit activity
Units outstanding at beginning of year	287,077	6,626,966	10,873	30,599	21,114
Units purchased	428,861	302,101	20,264	8,127	48,416
Units redeemed	(12,070)	(660,941)	(1,541)	(985)	(9,973)
Units outstanding at end of year	703,868	6,268,126	29,596	37,741	59,557

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

52	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1
Operations
Investment income (loss) — net	$—	$—	$—	$(251,104)	$—
Net realized gain (loss) on sales of investments	4,516	670	7,889	2,176,170	2,605
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	25,437	2,907	100,683	6,316,005	7,354
Net increase (decrease) in net assets resulting from operations	29,953	3,577	108,572	8,241,071	9,959

Contract transactions
Contract purchase payments	19,000	5,624	24,192	921,779	9,736
Net transfers(1)	(1,065)	36,164	(2,965)	(543,499)	57,665
Transfers for policy loans	(6,787)	—	(1,283)	(457,166)	(209)
Policy charges	(3,073)	(2,879)	(12,360)	(1,266,592)	(3,709)
Contract terminations:
Surrender benefits	—	(36)	—	(1,149,477)	(3,827)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	8,075	38,873	7,584	(2,494,955)	59,656
Net assets at beginning of year	119,986	460	332,912	27,200,573	10,926
Net assets at end of year	$158,014	$42,910	$449,068	$32,946,689	$80,541

Accumulation unit activity
Units outstanding at beginning of year	48,746	336	121,275	10,851,874	9,681
Units purchased	6,961	26,903	7,456	316,944	52,661
Units redeemed	(3,921)	(1,870)	(5,204)	(1,175,104)	(5,776)
Units outstanding at end of year	51,786	25,369	123,527	9,993,714	56,566

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	53

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1
Operations
Investment income (loss) — net	$—	$(70,221)	$50	$647	$901
Net realized gain (loss) on sales of investments	764	541,919	4	(1)	182
Distributions from capital gains	—	—	—	—	3,571
Net change in unrealized appreciation or depreciation of investments	22,050	2,264,909	(70)	(942)	(16,641)
Net increase (decrease) in net assets resulting from operations	22,814	2,736,607	(16)	(296)	(11,987)

Contract transactions
Contract purchase payments	5,827	433,850	1,844	1,169	37,459
Net transfers(1)	(856)	(213,907)	461	9,478	42,177
Transfers for policy loans	—	13,342	—	—	—
Policy charges	(2,228)	(392,120)	(411)	(279)	(3,417)
Contract terminations:
Surrender benefits	—	(520,636)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	2,743	(679,471)	1,894	10,368	76,219
Net assets at beginning of year	87,830	11,063,703	429	11,475	48,135
Net assets at end of year	$113,387	$13,120,839	$2,307	$21,547	$112,367

Accumulation unit activity
Units outstanding at beginning of year	43,101	3,630,415	302	8,269	30,561
Units purchased	2,429	151,332	2,060	7,854	48,454
Units redeemed	(1,331)	(356,883)	(367)	(205)	(2,139)
Units outstanding at end of year	44,199	3,424,864	1,995	15,918	76,876

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

54	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 1
Operations
Investment income (loss) — net	$4,151	$14,112	$3,570	$45,493	$3
Net realized gain (loss) on sales of investments	1,683	110,404	(131)	(15,771)	—
Distributions from capital gains	17,947	117,407	—	—	5
Net change in unrealized appreciation or depreciation of investments	(61,006)	(490,787)	(2,492)	(21,492)	—
Net increase (decrease) in net assets resulting from operations	(37,225)	(248,864)	947	8,230	8

Contract transactions
Contract purchase payments	42,463	127,012	5,671	78,218	5,915
Net transfers(1)	6,887	79,949	(4,635)	18,648	37,798
Transfers for policy loans	(464)	(9,351)	(22)	(2,632)	—
Policy charges	(17,653)	(72,655)	(2,468)	(52,553)	(2,014)
Contract terminations:
Surrender benefits	1	(180,130)	—	(32,200)	(2,038)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	31,234	(55,175)	(1,454)	9,481	39,661
Net assets at beginning of year	461,317	3,231,263	93,144	1,377,347	5,281
Net assets at end of year	$455,326	$2,927,224	$92,637	$1,395,058	$44,950

Accumulation unit activity
Units outstanding at beginning of year	234,735	832,806	93,264	1,023,017	3,184
Units purchased	24,715	95,427	5,648	116,105	42,911
Units redeemed	(9,048)	(80,265)	(7,104)	(89,293)	(1,977)
Units outstanding at end of year	250,402	847,968	91,808	1,049,829	44,118

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	55

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3
Operations
Investment income (loss) — net	$47	$(14,617)	$778	$14,452	$126,978
Net realized gain (loss) on sales of investments	—	3	1	459	6,598
Distributions from capital gains	51	269	—	—	—
Net change in unrealized appreciation or depreciation of investments	—	(3)	59	(1,025)	(13,023)
Net increase (decrease) in net assets resulting from operations	98	(14,348)	838	13,886	120,553

Contract transactions
Contract purchase payments	111,630	230,797	6,581	27,249	83,250
Net transfers(1)	16,841	(111,169)	9,596	(12,002)	47,499
Transfers for policy loans	718	47,058	—	(385)	(18,832)
Policy charges	(24,025)	(263,972)	(1,248)	(8,886)	(93,328)
Contract terminations:
Surrender benefits	(395)	(790,887)	(89)	—	(47,489)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	104,769	(888,173)	14,840	5,976	(28,900)
Net assets at beginning of year	387,422	3,636,921	11,014	289,640	2,797,897
Net assets at end of year	$492,289	$2,734,400	$26,692	$309,502	$2,889,550

Accumulation unit activity
Units outstanding at beginning of year	374,776	3,622,191	9,321	185,211	1,091,252
Units purchased	124,975	276,912	13,401	17,008	109,045
Units redeemed	(23,622)	(1,162,332)	(1,033)	(13,349)	(87,079)
Units outstanding at end of year	476,129	2,736,771	21,689	188,870	1,113,218

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

56	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1	Col VP Inter Bond, Cl 2
Operations
Investment income (loss) — net	$1,593	$2,573	$98,672	$1,184	$2,066
Net realized gain (loss) on sales of investments	12	637	(4,179)	(389)	671
Distributions from capital gains	—	—	—	2,568	4,831
Net change in unrealized appreciation or depreciation of investments	(832)	(1,696)	(49,116)	(3,474)	(7,916)
Net increase (decrease) in net assets resulting from operations	773	1,514	45,377	(111)	(348)

Contract transactions
Contract purchase payments	370	3,988	25,322	11,471	16,307
Net transfers(1)	86	(9,539)	(21,298)	10,775	(12,433)
Transfers for policy loans	—	—	3,302	—	—
Policy charges	(552)	(737)	(24,066)	(2,818)	(2,246)
Contract terminations:
Surrender benefits	—	—	(27,050)	(91)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(96)	(6,288)	(43,790)	19,337	1,628
Net assets at beginning of year	17,416	36,085	1,180,620	29,268	64,873
Net assets at end of year	$18,093	$31,311	$1,182,207	$48,494	$66,153

Accumulation unit activity
Units outstanding at beginning of year	14,998	23,621	569,640	24,146	47,510
Units purchased	379	2,568	16,358	18,410	12,001
Units redeemed	(466)	(6,508)	(32,038)	(2,329)	(10,779)
Units outstanding at end of year	14,911	19,681	553,960	40,227	48,732

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	57

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 1
Operations
Investment income (loss) — net	$184,369	$—	$—	$(23,307)	$—
Net realized gain (loss) on sales of investments	34,487	34,422	4,313	387,371	6,284
Distributions from capital gains	514,031	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(800,223)	26,836	75,093	584,080	218,967
Net increase (decrease) in net assets resulting from operations	(67,336)	61,258	79,406	948,144	225,251

Contract transactions
Contract purchase payments	289,514	130,452	68,534	80,579	584,834
Net transfers(1)	(81,841)	77,360	(9,420)	(6,559)	309,413
Transfers for policy loans	6,403	—	40	(277,823)	—
Policy charges	(301,319)	(16,289)	(7,617)	(76,427)	(73,173)
Contract terminations:
Surrender benefits	(257,773)	—	—	(106,807)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(345,016)	191,523	51,537	(387,037)	821,074
Net assets at beginning of year	7,335,995	93,651	261,127	3,407,004	361,028
Net assets at end of year	$6,923,643	$346,432	$392,070	$3,968,111	$1,407,353

Accumulation unit activity
Units outstanding at beginning of year	3,859,422	58,103	72,950	927,833	260,526
Units purchased	276,431	117,285	16,664	23,677	575,712
Units redeemed	(418,041)	(8,426)	(4,278)	(142,122)	(45,250)
Units outstanding at end of year	3,717,812	166,962	85,336	809,388	790,988

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

58	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 1	Col VP Long Govt/ Cr Bond, Cl 2
Operations
Investment income (loss) — net	$(66,430)	$1	$5,048	$89	$172
Net realized gain (loss) on sales of investments	752,120	3	4,552	(41)	(77)
Distributions from capital gains	—	—	—	204	455
Net change in unrealized appreciation or depreciation of investments	2,455,936	6	(19,295)	(143)	(846)
Net increase (decrease) in net assets resulting from operations	3,141,626	10	(9,695)	109	(296)

Contract transactions
Contract purchase payments	374,064	—	9,928	1,960	2,448
Net transfers(1)	(12,387)	10,516	92,022	718	(1,639)
Transfers for policy loans	(412,166)	—	(17,824)	—	—
Policy charges	(240,052)	(68)	(10,079)	(459)	(317)
Contract terminations:
Surrender benefits	(184,210)	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(474,751)	10,448	74,047	2,219	492
Net assets at beginning of year	11,530,368	84	616,779	1,115	9,513
Net assets at end of year	$14,197,243	$10,542	$681,131	$3,443	$9,709

Accumulation unit activity
Units outstanding at beginning of year	3,143,989	—	568,690	740	6,022
Units purchased	122,260	9,425	93,086	2,136	1,685
Units redeemed	(254,310)	(61)	(25,910)	(353)	(1,340)
Units outstanding at end of year	3,011,939	9,364	635,866	2,523	6,367

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	59

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Mid Cap Gro, Cl 1	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2
Operations
Investment income (loss) — net	$—	$—	$(6,238)	$818	$1,721
Net realized gain (loss) on sales of investments	618	1,536	120,845	(4)	434
Distributions from capital gains	—	—	—	1,302	3,244
Net change in unrealized appreciation or depreciation of investments	18,048	13,467	53,244	1,316	7,740
Net increase (decrease) in net assets resulting from operations	18,666	15,003	167,851	3,432	13,139

Contract transactions
Contract purchase payments	41,946	8,327	32,960	8,867	20,236
Net transfers(1)	4,061	—	61,667	67,966	10,132
Transfers for policy loans	—	(1,359)	(10,651)	—	—
Policy charges	(3,847)	(2,725)	(22,647)	(2,092)	(5,162)
Contract terminations:
Surrender benefits	—	—	(99,031)	(94)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	42,160	4,243	(37,702)	74,647	25,206
Net assets at beginning of year	81,679	89,800	1,121,589	91	131,620
Net assets at end of year	$142,505	$109,046	$1,251,738	$78,170	$169,965

Accumulation unit activity
Units outstanding at beginning of year	51,850	28,301	243,743	—	80,231
Units purchased	27,947	2,441	20,388	59,624	17,074
Units redeemed	(2,194)	(1,185)	(19,611)	(1,550)	(2,898)
Units outstanding at end of year	77,603	29,557	244,520	58,074	94,407

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

60	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 1
Operations
Investment income (loss) — net	$19,201	$—	$—	$(5,759)	$—
Net realized gain (loss) on sales of investments	152,129	596	2,597	100,963	1,161
Distributions from capital gains	111,283	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	179,329	4,005	18,651	102,173	7,437
Net increase (decrease) in net assets resulting from operations	461,942	4,601	21,248	197,377	8,598

Contract transactions
Contract purchase payments	227,502	65,862	12,697	19,974	44,278
Net transfers(1)	(76,435)	34,136	(4,469)	264,010	11,295
Transfers for policy loans	24,739	—	23	(243,807)	—
Policy charges	(242,273)	(3,397)	(3,443)	(13,277)	(2,612)
Contract terminations:
Surrender benefits	(288,235)	(26)	—	(5,783)	(29)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(354,702)	96,575	4,808	21,117	52,932
Net assets at beginning of year	5,231,577	4,638	80,784	709,597	4,547
Net assets at end of year	$5,338,817	$105,814	$106,840	$928,091	$66,077

Accumulation unit activity
Units outstanding at beginning of year	3,879,433	3,835	32,012	264,242	3,745
Units purchased	179,925	68,157	4,285	97,693	39,408
Units redeemed	(448,024)	(2,345)	(2,691)	(85,599)	(1,802)
Units outstanding at end of year	3,611,334	69,647	33,606	276,336	41,351

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	61

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$—	$(3,754)	$—	$—	$(7,933)
Net realized gain (loss) on sales of investments	2,105	38,965	284	4,130	172,078
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	26,468	191,256	3,049	21,643	176,195
Net increase (decrease) in net assets resulting from operations	28,573	226,467	3,333	25,773	340,340

Contract transactions
Contract purchase payments	17,544	24,825	14,629	19,310	42,477
Net transfers(1)	(3,353)	(18,214)	6,259	(2,736)	43,826
Transfers for policy loans	—	27,749	—	250	(300,636)
Policy charges	(4,098)	(16,544)	(3,414)	(4,878)	(30,927)
Contract terminations:
Surrender benefits	—	(32,605)	—	—	(15,891)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	10,093	(14,789)	17,474	11,946	(261,151)
Net assets at beginning of year	83,922	726,461	6,502	81,614	1,182,146
Net assets at end of year	$122,588	$938,139	$27,309	$119,333	$1,261,335

Accumulation unit activity
Units outstanding at beginning of year	35,499	229,256	5,892	36,703	328,163
Units purchased	6,344	14,141	15,506	7,233	18,471
Units redeemed	(2,552)	(19,414)	(2,495)	(2,850)	(79,362)
Units outstanding at end of year	39,291	223,983	18,903	41,086	267,272

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

62	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3
Operations
Investment income (loss) — net	$4,584	$8,165	$37	$118	$19,753
Net realized gain (loss) on sales of investments	401	1,678	(67)	2	1,620
Distributions from capital gains	—	—	28	104	23,544
Net change in unrealized appreciation or depreciation of investments	(3,504)	(7,331)	(33)	(312)	(69,638)
Net increase (decrease) in net assets resulting from operations	1,481	2,512	(35)	(88)	(24,721)

Contract transactions
Contract purchase payments	16,154	45,047	4	560	66,799
Net transfers(1)	6,132	34,843	4,509	675	14,957
Transfers for policy loans	—	(212)	—	—	8,328
Policy charges	(4,332)	(80,595)	(238)	(129)	(73,703)
Contract terminations:
Surrender benefits	—	—	—	—	(35,552)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	17,954	(917)	4,275	1,106	(19,171)
Net assets at beginning of year	65,329	153,780	1,916	5,639	1,435,270
Net assets at end of year	$84,764	$155,375	$6,156	$6,657	$1,391,378

Accumulation unit activity
Units outstanding at beginning of year	57,202	110,756	1,650	4,491	1,039,546
Units purchased	19,215	56,658	4,083	977	73,718
Units redeemed	(3,717)	(57,302)	(213)	(102)	(86,258)
Units outstanding at end of year	72,700	110,112	5,520	5,366	1,027,006

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	63

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CS Commodity Return	CTIVP Allspg Short Dur Govt, Cl 1	CTIVP Allspg Short Dur Govt, Cl 2	CTIVP AC Div Bond, Cl 1	CTIVP AC Div Bond, Cl 2
Operations
Investment income (loss) — net	$15,951	$86	$142	$91	$353
Net realized gain (loss) on sales of investments	(20,001)	(170)	(1)	1	(2)
Distributions from capital gains	—	97	193	83	360
Net change in unrealized appreciation or depreciation of investments	86,207	(106)	(517)	(144)	(611)
Net increase (decrease) in net assets resulting from operations	82,157	(93)	(183)	31	100

Contract transactions
Contract purchase payments	20,704	5,390	315	4,856	2,280
Net transfers(1)	(411)	10,514	905	2,375	15,320
Transfers for policy loans	50	—	—	—	—
Policy charges	(6,196)	(720)	(138)	(797)	(131)
Contract terminations:
Surrender benefits	(1,258)	(80)	—	(87)	(97)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	12,889	15,104	1,082	6,347	17,372
Net assets at beginning of year	295,770	561	9,819	2,643	676
Net assets at end of year	$390,816	$15,572	$10,718	$9,021	$18,148

Accumulation unit activity
Units outstanding at beginning of year	510,120	450	8,988	2,194	445
Units purchased	97,187	15,022	1,120	6,203	13,567
Units redeemed	(116,238)	(678)	(127)	(688)	(101)
Units outstanding at end of year	491,069	14,794	9,981	7,709	13,911

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

64	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1	CTIVP CenterSquare Real Est, Cl 2
Operations
Investment income (loss) — net	$191	$113	$1,054	$335	$2,364
Net realized gain (loss) on sales of investments	451	234	(4,056)	74	538
Distributions from capital gains	496	414	13,841	2,404	20,325
Net change in unrealized appreciation or depreciation of investments	695	84	14,616	5,542	48,312
Net increase (decrease) in net assets resulting from operations	1,833	845	25,455	8,355	71,539

Contract transactions
Contract purchase payments	5,877	4,386	26,790	7,629	16,550
Net transfers(1)	39,770	(4,115)	36,062	392	23,387
Transfers for policy loans	175	(210)	(1,243)	—	(218)
Policy charges	(1,225)	(1,056)	(22,609)	(1,045)	(5,855)
Contract terminations:
Surrender benefits	—	—	(27,003)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	44,597	(995)	11,997	6,976	33,864
Net assets at beginning of year	7,638	21,049	682,453	17,382	145,689
Net assets at end of year	$54,068	$20,899	$719,905	$32,713	$251,092

Accumulation unit activity
Units outstanding at beginning of year	6,592	15,878	429,057	16,419	95,379
Units purchased	39,831	3,301	39,212	6,230	24,341
Units redeemed	(1,794)	(4,084)	(31,669)	(801)	(3,299)
Units outstanding at end of year	44,629	15,095	436,600	21,848	116,421

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	65

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP Loomis Sayles Gro, Cl 1	CTIVP Loomis Sayles Gro, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 1
Operations
Investment income (loss) — net	$—	$—	$—	$—	$—
Net realized gain (loss) on sales of investments	77	1,093	1,734	7,338	301
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,545	10,868	7,999	31,865	(2,426)
Net increase (decrease) in net assets resulting from operations	3,622	11,961	9,733	39,203	(2,125)

Contract transactions
Contract purchase payments	8,046	5,618	18,913	13,652	11,944
Net transfers(1)	58,804	(89)	9,589	(3,898)	14,573
Transfers for policy loans	—	—	—	(3,234)	—
Policy charges	(2,736)	(3,450)	(3,606)	(2,534)	(2,079)
Contract terminations:
Surrender benefits	(32)	—	—	—	(43)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	64,082	2,079	24,896	3,986	24,395
Net assets at beginning of year	2,071	64,597	29,419	153,186	8,504
Net assets at end of year	$69,775	$78,637	$64,048	$196,375	$30,774

Accumulation unit activity
Units outstanding at beginning of year	1,317	17,468	24,499	65,272	4,320
Units purchased	38,207	1,374	20,648	5,232	13,072
Units redeemed	(1,524)	(864)	(2,622)	(3,623)	(1,015)
Units outstanding at end of year	38,000	17,978	42,525	66,881	16,377

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

66	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1	CTIVP TCW Core Plus Bond, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$700	$287
Net realized gain (loss) on sales of investments	514	128	91	(33)	10
Distributions from capital gains	—	—	—	2,210	1,106
Net change in unrealized appreciation or depreciation of investments	(5,431)	7,993	17,314	(3,452)	(1,690)
Net increase (decrease) in net assets resulting from operations	(4,917)	8,121	17,405	(575)	(287)

Contract transactions
Contract purchase payments	13,993	17,512	6,769	4,583	2,523
Net transfers(1)	24,687	67,314	17,716	3,218	1,412
Transfers for policy loans	—	—	—	—	—
Policy charges	(2,552)	(3,658)	(622)	(2,228)	(798)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	36,128	81,168	23,863	5,573	3,137
Net assets at beginning of year	59,252	14,021	56,605	48,463	23,144
Net assets at end of year	$90,463	$103,310	$97,873	$53,461	$25,994

Accumulation unit activity
Units outstanding at beginning of year	12,972	11,946	29,102	41,421	18,232
Units purchased	8,280	60,909	11,435	6,725	3,174
Units redeemed	(546)	(2,601)	(276)	(1,924)	(636)
Units outstanding at end of year	20,706	70,254	40,261	46,222	20,770

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	67

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2
Operations
Investment income (loss) — net	$—	$—	$(6,375)	$—	$—
Net realized gain (loss) on sales of investments	3,926	16,880	58,459	1,249	4,151
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	13,507	92,472	238,672	1,352	7,569
Net increase (decrease) in net assets resulting from operations	17,433	109,352	290,756	2,601	11,720

Contract transactions
Contract purchase payments	44,961	43,260	28,360	10,188	20,237
Net transfers(1)	64,525	(40,295)	147,992	644	(10,725)
Transfers for policy loans	(491)	(1,783)	(26,038)	—	—
Policy charges	(3,357)	(7,282)	(15,457)	(1,245)	(333)
Contract terminations:
Surrender benefits	—	—	(71,381)	(32)	—
Death benefits	—	—	(5,289)	—	—
Increase (decrease) from contract transactions	105,638	(6,100)	58,187	9,555	9,179
Net assets at beginning of year	22,956	342,599	918,540	2,325	60,570
Net assets at end of year	$146,027	$445,851	$1,267,483	$14,481	$81,469

Accumulation unit activity
Units outstanding at beginning of year	18,807	129,549	266,898	1,491	20,306
Units purchased	74,142	13,617	36,407	7,322	6,774
Units redeemed	(2,245)	(15,005)	(29,973)	(748)	(3,618)
Units outstanding at end of year	90,704	128,161	273,332	8,065	23,462

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

68	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Init Cl
Operations
Investment income (loss) — net	$755	$85	$3,764	$29,543	$79
Net realized gain (loss) on sales of investments	7,799	218	1,500	(1,893)	5,838
Distributions from capital gains	7,409	—	—	—	27,655
Net change in unrealized appreciation or depreciation of investments	(7,643)	86	23,098	10,043	12,768
Net increase (decrease) in net assets resulting from operations	8,320	389	28,362	37,693	46,340

Contract transactions
Contract purchase payments	5,662	1,949	20,792	29,788	42,676
Net transfers(1)	(15,828)	(461)	(8,215)	39,870	117,795
Transfers for policy loans	—	—	(369)	6,596	1,020
Policy charges	(766)	(382)	(8,472)	(19,273)	(8,513)
Contract terminations:
Surrender benefits	(46,645)	(96)	—	(118,426)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(57,577)	1,010	3,736	(61,445)	152,978
Net assets at beginning of year	123,519	503	233,319	1,276,266	95,206
Net assets at end of year	$74,262	$1,902	$265,417	$1,252,514	$294,524

Accumulation unit activity
Units outstanding at beginning of year	94,146	369	199,180	895,047	62,477
Units purchased	3,976	1,573	16,138	68,879	95,469
Units redeemed	(47,619)	(451)	(13,568)	(136,761)	(6,753)
Units outstanding at end of year	50,503	1,491	201,750	827,165	151,193

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	69

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Init Cl	Fid VIP Mid Cap, Serv Cl
Operations
Investment income (loss) — net	$(31,875)	$78,469	$36,414	$1,035	$(11,855)
Net realized gain (loss) on sales of investments	295,153	80,373	30,341	4,770	155,475
Distributions from capital gains	792,424	210,698	93,125	27,746	1,042,943
Net change in unrealized appreciation or depreciation of investments	423,015	633,232	277,558	(6,494)	225,691
Net increase (decrease) in net assets resulting from operations	1,478,717	1,002,772	437,438	27,057	1,412,254

Contract transactions
Contract purchase payments	183,591	134,735	48,499	29,042	144,115
Net transfers(1)	(167,293)	(14,110)	(74,991)	65,714	(140,916)
Transfers for policy loans	(16,004)	(4,932)	9,585	154	(20,580)
Policy charges	(100,379)	(161,332)	(42,054)	(5,245)	(200,054)
Contract terminations:
Surrender benefits	(379,030)	(67,974)	(46,806)	(87)	(189,761)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(479,115)	(113,613)	(105,767)	89,578	(407,196)
Net assets at beginning of year	5,735,955	4,071,485	1,780,170	72,531	5,875,136
Net assets at end of year	$6,735,557	$4,960,644	$2,111,841	$189,166	$6,880,194

Accumulation unit activity
Units outstanding at beginning of year	1,641,881	1,146,596	923,730	57,487	1,205,136
Units purchased	78,636	36,664	25,979	65,479	26,979
Units redeemed	(206,926)	(69,251)	(74,038)	(3,596)	(98,358)
Units outstanding at end of year	1,513,591	1,114,009	875,671	119,370	1,133,757

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

70	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl	Fid VIP Strategic Inc, Serv Cl 2
Operations
Investment income (loss) — net	$(1,061)	$(4,323)	$(813)	$3,012	$922
Net realized gain (loss) on sales of investments	78,888	42,441	26,652	86	78
Distributions from capital gains	975,769	129,700	88,143	1,665	591
Net change in unrealized appreciation or depreciation of investments	202,336	125,151	95,162	(3,158)	(358)
Net increase (decrease) in net assets resulting from operations	1,255,932	292,969	209,144	1,605	1,233

Contract transactions
Contract purchase payments	223,272	55,358	49,750	10,640	6,527
Net transfers(1)	(83,898)	(27,059)	140,230	92,806	(722)
Transfers for policy loans	(1,639)	20,657	(1,245)	689	882
Policy charges	(109,411)	(45,537)	(18,464)	(4,235)	(1,626)
Contract terminations:
Surrender benefits	(96,983)	(54,768)	(44,468)	(156)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(68,659)	(51,349)	125,803	99,744	5,061
Net assets at beginning of year	5,083,385	1,591,335	977,027	13,927	31,922
Net assets at end of year	$6,270,658	$1,832,955	$1,311,974	$115,276	$38,216

Accumulation unit activity
Units outstanding at beginning of year	2,664,288	663,125	600,302	12,096	23,233
Units purchased	103,143	30,924	124,746	88,940	5,318
Units redeemed	(131,315)	(50,232)	(42,909)	(3,927)	(1,687)
Units outstanding at end of year	2,636,116	643,817	682,139	97,109	26,864

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	71

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1	Frank Mutual Shares, Cl 2
Operations
Investment income (loss) — net	$8,941	$4	$13,913	$429	$44,020
Net realized gain (loss) on sales of investments	11,024	—	1,432	899	(291)
Distributions from capital gains	56,835	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	495,092	96	34,393	1,386	254,517
Net increase (decrease) in net assets resulting from operations	571,892	100	49,738	2,714	298,246

Contract transactions
Contract purchase payments	108,978	—	12,272	1,440	78,586
Net transfers(1)	71,279	2,802	2,393	(11,286)	(38,080)
Transfers for policy loans	5,050	—	(3,567)	—	(3,670)
Policy charges	(76,576)	(148)	(8,016)	(765)	(31,021)
Contract terminations:
Surrender benefits	(63,861)	—	(77)	—	(61,155)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	44,870	2,654	3,005	(10,611)	(55,340)
Net assets at beginning of year	2,127,311	81	308,714	22,969	1,607,135
Net assets at end of year	$2,744,073	$2,835	$361,457	$15,072	$1,850,041

Accumulation unit activity
Units outstanding at beginning of year	898,340	—	252,257	21,713	704,588
Units purchased	100,957	2,270	25,457	1,197	32,009
Units redeemed	(59,599)	(118)	(24,143)	(10,989)	(46,327)
Units outstanding at end of year	939,698	2,152	253,571	11,921	690,270

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

72	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
Operations
Investment income (loss) — net	$327	$14,864	$(4,857)	$402	$(1,172)
Net realized gain (loss) on sales of investments	380	9,222	159,172	344	10,593
Distributions from capital gains	729	78,343	901,151	—	128,592
Net change in unrealized appreciation or depreciation of investments	4,255	503,155	620,926	634	(21,130)
Net increase (decrease) in net assets resulting from operations	5,691	605,584	1,676,392	1,380	116,883

Contract transactions
Contract purchase payments	11,581	88,831	169,423	1,955	13,816
Net transfers(1)	13,066	155,873	(127,751)	6,191	(1,693)
Transfers for policy loans	—	(92,863)	17,744	(8)	(22,884)
Policy charges	(2,027)	(68,098)	(151,148)	(310)	(13,482)
Contract terminations:
Surrender benefits	—	(53,568)	(395,723)	(5,599)	(5,851)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	22,620	30,175	(487,455)	2,229	(30,094)
Net assets at beginning of year	19,179	2,456,341	5,803,758	40,499	515,157
Net assets at end of year	$47,490	$3,092,100	$6,992,695	$44,108	$601,946

Accumulation unit activity
Units outstanding at beginning of year	16,569	682,647	1,563,732	39,626	121,290
Units purchased	17,536	60,632	60,772	7,637	3,229
Units redeemed	(1,458)	(51,127)	(184,959)	(5,831)	(10,274)
Units outstanding at end of year	32,647	692,152	1,439,545	41,432	114,245

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	73

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$8,350	$(4,992)	$(4,592)	$569	$7,492
Net realized gain (loss) on sales of investments	91,722	23,020	121,345	12	654
Distributions from capital gains	698,958	90,467	126,329	566	9,759
Net change in unrealized appreciation or depreciation of investments	(47,204)	(26,621)	(134,709)	178	6,352
Net increase (decrease) in net assets resulting from operations	751,826	81,874	108,373	1,325	24,257

Contract transactions
Contract purchase payments	79,499	10,472	42,000	6,580	8,204
Net transfers(1)	(51,786)	(7,604)	40,799	—	6,223
Transfers for policy loans	(69,627)	1,867	1,518	—	9,029
Policy charges	(64,907)	(24,469)	(16,016)	(1,385)	(1,934)
Contract terminations:
Surrender benefits	(129,533)	(22,155)	(49,122)	(93)	(3,683)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(236,354)	(41,889)	19,179	5,102	17,839
Net assets at beginning of year	2,716,847	736,992	925,559	12,212	280,359
Net assets at end of year	$3,232,319	$776,977	$1,053,111	$18,639	$322,455

Accumulation unit activity
Units outstanding at beginning of year	685,379	205,009	291,113	10,191	207,239
Units purchased	16,600	3,330	100,568	5,203	28,702
Units redeemed	(70,229)	(14,092)	(86,093)	(1,089)	(17,402)
Units outstanding at end of year	631,750	194,247	305,588	14,305	218,539

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

74	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Global, Ser I
Operations
Investment income (loss) — net	$4,057	$(21,748)	$(5,820)	$18,363	$—
Net realized gain (loss) on sales of investments	6,235	166,139	15,183	16,613	537
Distributions from capital gains	—	250,140	117,860	4,352	2,882
Net change in unrealized appreciation or depreciation of investments	86,705	2,199,474	51,470	146,045	1,450
Net increase (decrease) in net assets resulting from operations	96,997	2,594,005	178,693	185,373	4,869

Contract transactions
Contract purchase payments	9,591	346,869	37,261	17,783	13,452
Net transfers(1)	41,012	(305,917)	9,239	16,621	39,217
Transfers for policy loans	3,147	(68,140)	6,329	8,774	—
Policy charges	(4,432)	(420,424)	(19,940)	(15,748)	(2,706)
Contract terminations:
Surrender benefits	(2,328)	(404,903)	(15,358)	(73,038)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	46,990	(852,515)	17,531	(45,608)	49,963
Net assets at beginning of year	297,153	10,146,027	961,051	1,031,090	25,070
Net assets at end of year	$441,140	$11,887,517	$1,157,275	$1,170,855	$79,902

Accumulation unit activity
Units outstanding at beginning of year	128,530	2,426,718	636,300	490,189	17,019
Units purchased	15,547	74,891	37,263	19,900	31,583
Units redeemed	(9,529)	(254,021)	(26,674)	(36,661)	(1,637)
Units outstanding at end of year	134,548	2,247,588	646,889	473,428	46,965

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	75

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mn St Sm Cap, Ser I
Operations
Investment income (loss) — net	$(12,465)	$241	$67,851	$6,310	$438
Net realized gain (loss) on sales of investments	223,264	(11)	(10,861)	34,798	5,017
Distributions from capital gains	130,255	—	—	85,012	7,363
Net change in unrealized appreciation or depreciation of investments	(1,633)	(332)	(131,796)	(63,804)	2,175
Net increase (decrease) in net assets resulting from operations	339,421	(102)	(74,806)	62,316	14,993

Contract transactions
Contract purchase payments	115,658	4,597	59,209	39,581	28,187
Net transfers(1)	(168,020)	—	55,059	2,593	36,607
Transfers for policy loans	(352,587)	—	14,840	(808)	—
Policy charges	(28,940)	(985)	(44,296)	(22,783)	(3,772)
Contract terminations:
Surrender benefits	(49,401)	(77)	(73,539)	(68,212)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(483,290)	3,535	11,273	(49,629)	61,022
Net assets at beginning of year	2,338,414	1,679	1,835,192	1,239,821	54,385
Net assets at end of year	$2,194,545	$5,112	$1,771,659	$1,252,508	$130,400

Accumulation unit activity
Units outstanding at beginning of year	734,205	1,456	1,149,791	549,619	42,145
Units purchased	65,161	4,295	90,027	33,428	42,779
Units redeemed	(249,629)	(923)	(84,383)	(62,512)	(2,468)
Units outstanding at end of year	549,737	4,828	1,155,435	520,535	82,456

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

76	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv
Operations
Investment income (loss) — net	$(3,593)	$(8,257)	$4,368	$376	$(2,643)
Net realized gain (loss) on sales of investments	56,957	98,333	198	127	40,780
Distributions from capital gains	117,138	124,890	3,603	407	79,553
Net change in unrealized appreciation or depreciation of investments	170,089	(50,303)	67,008	7,601	12,155
Net increase (decrease) in net assets resulting from operations	340,591	164,663	75,177	8,511	129,845

Contract transactions
Contract purchase payments	80,593	24,182	14,972	7,418	14,200
Net transfers(1)	(1,095)	15,371	65,301	271	(17,998)
Transfers for policy loans	4,698	7,660	—	(497)	(16,548)
Policy charges	(27,672)	(25,110)	(3,659)	(359)	(14,563)
Contract terminations:
Surrender benefits	(57,786)	(28,006)	—	—	(40,272)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(1,262)	(5,903)	76,614	6,833	(75,181)
Net assets at beginning of year	1,566,446	1,184,496	392,127	46,005	834,883
Net assets at end of year	$1,905,775	$1,343,256	$543,918	$61,349	$889,547

Accumulation unit activity
Units outstanding at beginning of year	521,008	188,450	299,547	33,093	145,007
Units purchased	43,061	28,673	57,563	5,217	2,711
Units redeemed	(55,699)	(32,038)	(2,572)	(562)	(18,388)
Units outstanding at end of year	508,370	185,085	354,538	37,748	129,330

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	77

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst
Operations
Investment income (loss) — net	$71	$132	$(11,835)	$9,003	$4
Net realized gain (loss) on sales of investments	(21)	(1)	228,877	29,283	39
Distributions from capital gains	92	193	353,261	—	188
Net change in unrealized appreciation or depreciation of investments	(134)	(370)	(143,355)	194,175	495
Net increase (decrease) in net assets resulting from operations	8	(46)	426,948	232,461	726

Contract transactions
Contract purchase payments	2,257	2,608	48,641	71,302	2,602
Net transfers(1)	600	—	(319,729)	(15,579)	1,115
Transfers for policy loans	—	—	13,667	(16,490)	—
Policy charges	(266)	(305)	(42,988)	(56,292)	(260)
Contract terminations:
Surrender benefits	—	—	(85,676)	(55,231)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	2,591	2,303	(386,085)	(72,290)	3,457
Net assets at beginning of year	1,218	5,864	2,770,254	1,854,940	281
Net assets at end of year	$3,817	$8,121	$2,811,117	$2,015,111	$4,464

Accumulation unit activity
Units outstanding at beginning of year	945	4,428	446,449	848,979	28
Units purchased	2,430	2,006	8,171	48,589	2,317
Units redeemed	(226)	(233)	(95,219)	(83,332)	(150)
Units outstanding at end of year	3,149	6,201	359,401	814,236	2,195

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

78	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl
Operations
Investment income (loss) — net	$(3,899)	$28	$673	$(17,506)	$(14,751)
Net realized gain (loss) on sales of investments	39,359	15	1,330	80,801	130,931
Distributions from capital gains	34,380	—	—	419,845	506,115
Net change in unrealized appreciation or depreciation of investments	46,898	40	1,300	227,010	(591,438)
Net increase (decrease) in net assets resulting from operations	116,738	83	3,303	710,150	30,857

Contract transactions
Contract purchase payments	31,000	1,207	589	55,353	70,316
Net transfers(1)	(11,258)	575	(10,233)	28,621	(135,005)
Transfers for policy loans	(1,502)	—	(3,406)	(5,113)	22,800
Policy charges	(12,397)	(232)	(779)	(66,076)	(53,270)
Contract terminations:
Surrender benefits	(37,238)	—	—	(65,078)	(29,710)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(31,395)	1,550	(13,829)	(52,293)	(124,869)
Net assets at beginning of year	611,904	83	40,157	2,916,629	2,823,453
Net assets at end of year	$697,247	$1,716	$29,631	$3,574,486	$2,729,441

Accumulation unit activity
Units outstanding at beginning of year	151,557	—	30,233	1,318,723	493,454
Units purchased	8,087	1,507	415	47,134	25,973
Units redeemed	(17,039)	(195)	(10,786)	(72,628)	(46,549)
Units outstanding at end of year	142,605	1,312	19,862	1,293,229	472,878

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	79

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl I	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II
Operations
Investment income (loss) — net	$418	$11,459	$—	$(13,742)	$6,464
Net realized gain (loss) on sales of investments	285	22,322	(844)	273,490	415
Distributions from capital gains	815	38,126	8,235	821,998	—
Net change in unrealized appreciation or depreciation of investments	1,853	67,133	(18,785)	(1,269,722)	68,078
Net increase (decrease) in net assets resulting from operations	3,371	139,040	(11,394)	(187,976)	74,957

Contract transactions
Contract purchase payments	5,762	54,479	26,890	57,345	12,523
Net transfers(1)	4,956	(31,197)	59,763	(316,541)	(15,117)
Transfers for policy loans	—	(4,492)	—	(282,569)	6,134
Policy charges	(1,340)	(45,072)	(3,560)	(35,166)	(8,627)
Contract terminations:
Surrender benefits	—	(33,552)	(268)	(9,007)	(5,070)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	9,378	(59,834)	82,825	(585,938)	(10,157)
Net assets at beginning of year	19,378	1,083,496	7,836	2,293,053	335,041
Net assets at end of year	$32,127	$1,162,702	$79,267	$1,519,139	$399,841

Accumulation unit activity
Units outstanding at beginning of year	15,940	340,176	2,659	265,755	230,423
Units purchased	8,273	23,508	29,664	8,655	30,137
Units redeemed	(1,050)	(35,265)	(1,225)	(90,996)	(43,220)
Units outstanding at end of year	23,163	328,419	31,098	183,414	217,340

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

80	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl
Operations
Investment income (loss) — net	$16	$39	$31	$113,537	$356
Net realized gain (loss) on sales of investments	55	74	106	45,236	(20)
Distributions from capital gains	81	428	1,837	—	—
Net change in unrealized appreciation or depreciation of investments	351	3,526	1,839	(2,107)	(152)
Net increase (decrease) in net assets resulting from operations	503	4,067	3,813	156,666	184

Contract transactions
Contract purchase payments	2,524	10,027	2,511	47,701	—
Net transfers(1)	943	—	7,165	(146,292)	6,508
Transfers for policy loans	—	—	—	(251,681)	—
Policy charges	(369)	(770)	(925)	(22,128)	(1,143)
Contract terminations:
Surrender benefits	—	—	(84)	(88,184)	(98)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	3,098	9,257	8,667	(460,584)	5,267
Net assets at beginning of year	1,004	10,578	18,843	1,123,497	86
Net assets at end of year	$4,605	$23,902	$31,323	$819,579	$5,537

Accumulation unit activity
Units outstanding at beginning of year	645	3,878	16,202	649,051	—
Units purchased	2,260	3,487	7,649	29,258	4,992
Units redeemed	(238)	(252)	(736)	(294,037)	(868)
Units outstanding at end of year	2,667	7,113	23,115	384,272	4,124

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	81

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB
Operations
Investment income (loss) — net	$143	$4,619	$684	$7,347	$17,600
Net realized gain (loss) on sales of investments	20	511	(41)	10,567	(7,342)
Distributions from capital gains	672	17,896	1,536	104,048	—
Net change in unrealized appreciation or depreciation of investments	(105)	(27,955)	(2,353)	106,617	4,587
Net increase (decrease) in net assets resulting from operations	730	(4,929)	(174)	228,579	14,845

Contract transactions
Contract purchase payments	552	4,429	18,471	26,524	11,405
Net transfers(1)	—	136,831	4,410	13,627	(70,257)
Transfers for policy loans	—	(91)	—	(321)	(5,917)
Policy charges	(151)	(4,436)	(3,464)	(21,446)	(13,572)
Contract terminations:
Surrender benefits	—	(2,432)	(2,288)	(51,297)	(37,482)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	401	134,301	17,129	(32,913)	(115,823)
Net assets at beginning of year	5,604	296,820	23,708	1,243,252	428,879
Net assets at end of year	$6,735	$426,192	$40,663	$1,438,918	$327,901

Accumulation unit activity
Units outstanding at beginning of year	3,796	237,378	18,428	304,628	146,503
Units purchased	353	125,566	19,987	19,134	3,845
Units redeemed	(98)	(13,920)	(3,018)	(25,888)	(42,201)
Units outstanding at end of year	4,051	349,024	35,397	297,874	108,147

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

82	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1
Operations
Investment income (loss) — net	$1,193	$(71,649)	$(408)	$(16,156)	$—
Net realized gain (loss) on sales of investments	5,417	501,951	8,179	73,361	—
Distributions from capital gains	6,309	1,276,342	12,713	104,185	—
Net change in unrealized appreciation or depreciation of investments	709	1,130,279	6,326	407,864	(907)
Net increase (decrease) in net assets resulting from operations	13,628	2,836,923	26,810	569,254	(907)

Contract transactions
Contract purchase payments	4,415	275,800	1,840	70,606	6,590
Net transfers(1)	(6,628)	(238,335)	(16,100)	(74,334)	—
Transfers for policy loans	(52)	(71,719)	57	(25,576)	—
Policy charges	(3,361)	(391,285)	(2,655)	(82,852)	(1,151)
Contract terminations:
Surrender benefits	(14,508)	(734,679)	(1,135)	(68,186)	(71)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(20,134)	(1,160,218)	(17,993)	(180,342)	5,368
Net assets at beginning of year	173,275	12,946,023	122,631	2,010,262	15,848
Net assets at end of year	$166,769	$14,622,728	$131,448	$2,399,174	$20,309

Accumulation unit activity
Units outstanding at beginning of year	79,868	2,247,819	27,537	519,160	16,763
Units purchased	4,588	43,861	420	15,426	7,120
Units redeemed	(11,174)	(224,645)	(4,015)	(54,997)	(1,257)
Units outstanding at end of year	73,282	2,067,035	23,942	479,589	22,626

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	83

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2
Operations
Investment income (loss) — net	$(875)	$263	$14,235	$—	$(76,900)
Net realized gain (loss) on sales of investments	(3,519)	28,640	1,078	2,055	1,966,410
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(6,290)	333,512	(33,552)	27,216	1,454,951
Net increase (decrease) in net assets resulting from operations	(10,684)	362,415	(18,239)	29,271	3,344,461

Contract transactions
Contract purchase payments	10,832	88,633	5,094	219,777	1,043,873
Net transfers(1)	(2,672)	(62,562)	19,233	57,584	536,123
Transfers for policy loans	(2,522)	2,325	(67)	—	(70,997)
Policy charges	(4,122)	(65,739)	(1,549)	(34,875)	(387,940)
Contract terminations:
Surrender benefits	(3,648)	(62,213)	(1,803)	—	(861,917)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(2,132)	(99,556)	20,908	242,486	259,142
Net assets at beginning of year	199,638	1,718,296	141,901	128,497	21,679,137
Net assets at end of year	$186,822	$1,981,155	$144,570	$400,254	$25,282,740

Accumulation unit activity
Units outstanding at beginning of year	208,876	758,309	92,263	100,357	10,139,429
Units purchased	13,529	35,086	23,468	193,515	2,332,682
Units redeemed	(16,385)	(72,386)	(5,726)	(24,456)	(1,890,635)
Units outstanding at end of year	206,020	721,009	110,005	269,416	10,581,476

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

84	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Aggr, Cl 4	VP Conserv, Cl 1	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1
Operations
Investment income (loss) — net	$(125,297)	$—	$(4,526)	$(3,735)	$—
Net realized gain (loss) on sales of investments	571,071	—	68,302	10,666	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,071,511	1	(49,557)	5,670	1
Net increase (decrease) in net assets resulting from operations	3,517,285	1	14,219	12,601	1

Contract transactions
Contract purchase payments	726,484	—	53,510	47,461	—
Net transfers(1)	(356,491)	—	5,503	—	—
Transfers for policy loans	65,685	—	(1,733)	38	—
Policy charges	(396,881)	—	(38,771)	(36,840)	—
Contract terminations:
Surrender benefits	(510,859)	—	(275,075)	(28,308)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(472,062)	—	(256,566)	(17,649)	—
Net assets at beginning of year	23,319,543	23	875,562	600,761	23
Net assets at end of year	$26,364,766	$24	$633,215	$595,713	$24

Accumulation unit activity
Units outstanding at beginning of year	10,695,078	—	579,009	395,352	—
Units purchased	326,565	—	183,543	30,335	—
Units redeemed	(508,469)	—	(345,998)	(42,042)	—
Units outstanding at end of year	10,513,174	—	416,554	383,645	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	85

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2
Operations
Investment income (loss) — net	$(769)	$—	$(978)	$—	$(6,673)
Net realized gain (loss) on sales of investments	905	1	1,491	653	11,195
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,569	584	8,170	22,525	231,949
Net increase (decrease) in net assets resulting from operations	2,705	585	8,683	23,178	236,471

Contract transactions
Contract purchase payments	—	—	1,119	194,345	66,256
Net transfers(1)	25,890	60,229	17,387	197,350	26,245
Transfers for policy loans	—	—	(1,154)	—	4,411
Policy charges	(2,310)	(316)	(5,803)	(23,958)	(19,008)
Contract terminations:
Surrender benefits	(397)	(25)	(7,845)	—	(3,625)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	23,183	59,888	3,704	367,737	74,279
Net assets at beginning of year	116,846	24	162,798	37,364	2,035,394
Net assets at end of year	$142,734	$60,497	$175,185	$428,279	$2,346,144

Accumulation unit activity
Units outstanding at beginning of year	91,844	—	124,236	30,536	1,439,040
Units purchased	28,269	48,285	14,032	299,350	64,536
Units redeemed	(9,347)	(253)	(10,794)	(17,991)	(16,476)
Units outstanding at end of year	110,766	48,032	127,474	311,895	1,487,100

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

86	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Man Vol Mod Gro, Cl 1	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$—	$(6,931)	$—	$(165,300)	$(200,922)
Net realized gain (loss) on sales of investments	791	24,408	1,111	2,499,972	919,156
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,151	146,209	32,855	37,936	2,420,191
Net increase (decrease) in net assets resulting from operations	3,942	163,686	33,966	2,372,608	3,138,425

Contract transactions
Contract purchase payments	21,066	73,314	309,662	1,335,041	1,516,217
Net transfers(1)	17,353	225,177	1,229,343	437,052	42,068
Transfers for policy loans	—	85	—	(58,985)	(181,714)
Policy charges	(6,933)	(66,709)	(36,768)	(920,764)	(1,402,601)
Contract terminations:
Surrender benefits	(6,300)	(13,703)	(7,272)	(1,105,367)	(1,077,911)
Death benefits	—	—	—	(16,574)	(11,199)
Increase (decrease) from contract transactions	25,186	218,164	1,494,965	(329,597)	(1,115,140)
Net assets at beginning of year	37,669	1,765,255	72,694	28,331,476	37,193,595
Net assets at end of year	$66,797	$2,147,105	$1,601,625	$30,374,487	$39,216,880

Accumulation unit activity
Units outstanding at beginning of year	31,157	1,278,695	58,815	15,046,682	19,863,405
Units purchased	29,973	217,051	1,160,296	3,619,663	1,023,555
Units redeemed	(10,452)	(59,705)	(33,620)	(3,502,136)	(1,526,634)
Units outstanding at end of year	50,678	1,436,041	1,185,491	15,164,209	19,360,326

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	87

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Mod Aggr, Cl 1	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2
Operations
Investment income (loss) — net	$—	$(196,274)	$(321,236)	$—	$(14,666)
Net realized gain (loss) on sales of investments	15,188	3,821,854	1,899,702	911	256,831
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	176,716	1,189,108	5,725,058	20,986	(121,157)
Net increase (decrease) in net assets resulting from operations	191,904	4,814,688	7,303,524	21,897	121,008

Contract transactions
Contract purchase payments	1,409,621	2,195,886	2,214,768	—	162,743
Net transfers(1)	1,509,571	247,980	(591,851)	—	250,639
Transfers for policy loans	—	(1,138,746)	176,454	—	17,979
Policy charges	(136,538)	(1,002,542)	(1,271,003)	(8,009)	(173,700)
Contract terminations:
Surrender benefits	—	(1,013,957)	(3,167,583)	—	(187,116)
Death benefits	—	(187,897)	—	—	—
Increase (decrease) from contract transactions	2,782,654	(899,276)	(2,639,215)	(8,009)	70,545
Net assets at beginning of year	669,094	40,777,419	62,979,014	368,940	2,378,069
Net assets at end of year	$3,643,652	$44,692,831	$67,643,323	$382,828	$2,569,622

Accumulation unit activity
Units outstanding at beginning of year	532,095	20,341,791	30,762,638	305,859	1,395,930
Units purchased	2,140,646	4,434,078	1,140,515	—	581,708
Units redeemed	(99,669)	(4,637,903)	(2,374,669)	(6,415)	(552,421)
Units outstanding at end of year	2,573,072	20,137,966	29,528,484	299,444	1,425,217

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

88	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2
Operations
Investment income (loss) — net	$(18,448)	$16	$44	$—	$—
Net realized gain (loss) on sales of investments	303,970	(29)	7	7	1
Distributions from capital gains	—	28	95	—	—
Net change in unrealized appreciation or depreciation of investments	(91,467)	(29)	(194)	114	225
Net increase (decrease) in net assets resulting from operations	194,055	(14)	(48)	121	226

Contract transactions
Contract purchase payments	155,122	679	280	1,040	120
Net transfers(1)	(1,084,712)	4,516	586	—	—
Transfers for policy loans	41,494	—	—	—	—
Policy charges	(178,550)	(330)	(348)	(491)	—
Contract terminations:
Surrender benefits	(98,017)	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(1,164,663)	4,865	518	549	120
Net assets at beginning of year	4,183,549	641	3,447	267	731
Net assets at end of year	$3,212,941	$5,492	$3,917	$937	$1,077

Accumulation unit activity
Units outstanding at beginning of year	2,518,057	477	2,633	178	279
Units purchased	142,003	4,519	691	661	41
Units redeemed	(828,425)	(288)	(278)	(315)	—
Units outstanding at end of year	1,831,635	4,708	3,046	524	320

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	89

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 1	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2
Operations
Investment income (loss) — net	$(2,479)	$119	$754	$69	$—
Net realized gain (loss) on sales of investments	26,513	973	2,144	622	1,842
Distributions from capital gains	—	—	—	5,122	11,352
Net change in unrealized appreciation or depreciation of investments	97,067	(496)	2,286	5,364	11,185
Net increase (decrease) in net assets resulting from operations	121,101	596	5,184	11,177	24,379

Contract transactions
Contract purchase payments	9,732	14,493	2,008	10,234	35,504
Net transfers(1)	(28,635)	214	(6,414)	11,528	(622)
Transfers for policy loans	1,307	—	—	—	681
Policy charges	(5,837)	(1,322)	(1,445)	(2,729)	(6,712)
Contract terminations:
Surrender benefits	(7,667)	(101)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(31,100)	13,284	(5,851)	19,033	28,851
Net assets at beginning of year	438,159	4,705	40,678	92,145	214,804
Net assets at end of year	$528,160	$18,585	$40,011	$122,355	$268,034

Accumulation unit activity
Units outstanding at beginning of year	140,273	3,823	26,824	65,582	118,814
Units purchased	3,703	10,727	1,232	14,941	19,453
Units redeemed	(13,736)	(991)	(4,744)	(1,809)	(3,892)
Units outstanding at end of year	130,240	13,559	23,312	78,714	134,375

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

90	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Ptnrs Intl Val, Cl 1	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1
Operations
Investment income (loss) — net	$163	$1,738	$—	$—	$—
Net realized gain (loss) on sales of investments	90	6	108	14,044	16
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	497	7,152	166	(8,712)	68
Net increase (decrease) in net assets resulting from operations	750	8,896	274	5,332	84

Contract transactions
Contract purchase payments	4,977	3,741	6,556	2,916	475
Net transfers(1)	—	2,218	13	(35,022)	711
Transfers for policy loans	—	—	—	—	—
Policy charges	(1,559)	(1,374)	(835)	(1,111)	(123)
Contract terminations:
Surrender benefits	—	—	(159)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	3,418	4,585	5,575	(33,217)	1,063
Net assets at beginning of year	6,080	76,480	979	61,651	281
Net assets at end of year	$10,248	$89,961	$6,828	$33,766	$1,428

Accumulation unit activity
Units outstanding at beginning of year	6,030	58,985	586	23,822	139
Units purchased	4,456	4,128	4,373	1,058	918
Units redeemed	(1,396)	(963)	(532)	(12,802)	(96)
Units outstanding at end of year	9,090	62,150	4,427	12,078	961

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	91

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1
Operations
Investment income (loss) — net	$—	$(3,730)	$—	$—	$—
Net realized gain (loss) on sales of investments	90	42,357	1	188	324
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,138	99,056	30	1,982	469
Net increase (decrease) in net assets resulting from operations	1,228	137,683	31	2,170	793

Contract transactions
Contract purchase payments	449	36,915	768	11,595	403
Net transfers(1)	(267)	85,348	85	672	—
Transfers for policy loans	—	(43,814)	—	—	—
Policy charges	(195)	(16,172)	(157)	(3,211)	(351)
Contract terminations:
Surrender benefits	(21)	(24,285)	—	—	(3,322)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(34)	37,992	696	9,056	(3,270)
Net assets at beginning of year	5,120	609,650	191	8,986	9,144
Net assets at end of year	$6,314	$785,325	$918	$20,212	$6,667

Accumulation unit activity
Units outstanding at beginning of year	2,766	203,310	143	7,624	7,784
Units purchased	207	30,036	695	9,706	326
Units redeemed	(206)	(23,331)	(128)	(2,516)	(3,029)
Units outstanding at end of year	2,767	210,015	710	14,814	5,081

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

92	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Wanger Intl	Wanger USA	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$1,069	$16,465	$322	$423
Net realized gain (loss) on sales of investments	60,483	21,766	—	9
Distributions from capital gains	85,873	243,861	—	—
Net change in unrealized appreciation or depreciation of investments	784,057	312,432	(354)	(375)
Net increase (decrease) in net assets resulting from operations	931,482	594,524	(32)	57

Contract transactions
Contract purchase payments	198,977	181,565	5,472	1,062
Net transfers(1)	(169,492)	(176,970)	2,414	4,971
Transfers for policy loans	(9,243)	4,409	—	—
Policy charges	(125,326)	(162,462)	(826)	(290)
Contract terminations:
Surrender benefits	(136,670)	(177,479)	(89)	(103)
Death benefits	—	—	—	—
Increase (decrease) from contract transactions	(241,754)	(330,937)	6,971	5,640
Net assets at beginning of year	5,226,508	7,196,336	602	4,603
Net assets at end of year	$5,916,236	$7,459,923	$7,541	$10,300

Accumulation unit activity
Units outstanding at beginning of year	1,718,695	1,353,979	445	3,239
Units purchased	72,061	34,219	6,673	4,303
Units redeemed	(123,430)	(95,024)	(699)	(206)
Units outstanding at end of year	1,667,326	1,293,174	6,419	7,336

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	93

Statement of Changes in Net Assets

Year ended December 31, 2020	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B
Operations
Investment income (loss) — net	$6	$17,493	$25,011	$—	$(7,066)
Net realized gain (loss) on sales of investments	(41)	(18,336)	(44,617)	92	17,626
Distributions from capital gains	—	110,961	—	2,641	132,625
Net change in unrealized appreciation or depreciation of investments	12	(71,351)	46,950	9,210	352,437
Net increase (decrease) in net assets resulting from operations	(23)	38,767	27,344	11,943	495,622

Contract transactions
Contract purchase payments	—	62,304	186,337	8,357	132,364
Net transfers(1)	44	8,517	(147,655)	7,236	164,963
Transfers for policy loans	—	(2,846)	(13,624)	—	(2,417)
Policy charges	—	(59,951)	(84,424)	(1,580)	(34,063)
Contract terminations:
Surrender benefits	—	(52,968)	(53,006)	—	(16,723)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	44	(44,944)	(112,372)	14,013	244,124
Net assets at beginning of year	462	2,336,784	2,711,455	19,573	1,282,218
Net assets at end of year	$483	$2,330,607	$2,626,427	$45,529	$2,021,964

Accumulation unit activity(2)
Units outstanding at beginning of year	—	783,013	1,608,005	16,488	357,299
Units purchased	—	44,415	130,172	12,985	69,084
Units redeemed	—	(66,835)	(207,758)	(1,164)	(16,595)
Units outstanding at end of year	—	760,593	1,530,419	28,309	409,788

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

94	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 1
Operations
Investment income (loss) — net	$2,270	$17,162	$5	$(199)	$—
Net realized gain (loss) on sales of investments	8,542	(98,810)	1	(7,061)	(30)
Distributions from capital gains	43,885	—	52	85,576	144
Net change in unrealized appreciation or depreciation of investments	30,813	121,210	179	122,962	1,730
Net increase (decrease) in net assets resulting from operations	85,510	39,562	237	201,278	1,844

Contract transactions
Contract purchase payments	20,760	41,787	282	57,106	1,252
Net transfers(1)	1,695	(35,520)	497	(172,653)	19,725
Transfers for policy loans	(4,757)	4,427	—	(15,295)	—
Policy charges	(13,523)	(26,779)	(74)	(29,090)	(930)
Contract terminations:
Surrender benefits	(152)	(16,234)	—	(26,866)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4,023	(32,319)	705	(186,798)	20,047
Net assets at beginning of year	527,431	1,046,902	230	1,276,313	218
Net assets at end of year	$616,964	$1,054,145	$1,172	$1,290,793	$22,109

Accumulation unit activity(2)
Units outstanding at beginning of year	297,466	532,388	98	354,195	130
Units purchased	33,667	28,507	694	21,828	13,730
Units redeemed	(22,598)	(47,042)	(60)	(76,068)	(776)
Units outstanding at end of year	308,535	513,853	732	299,955	13,084

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	95

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Intl, Cl II
Operations
Investment income (loss) — net	$(5,353)	$7	$6,585	$(1,676)	$(497)
Net realized gain (loss) on sales of investments	60,234	—	(34,829)	17,903	33,226
Distributions from capital gains	82,118	—	—	10,462	11,306
Net change in unrealized appreciation or depreciation of investments	572,275	5	(80,558)	146,802	135,486
Net increase (decrease) in net assets resulting from operations	709,274	12	(108,802)	173,491	179,521

Contract transactions
Contract purchase payments	96,046	156	27,758	23,300	33,985
Net transfers(1)	(163,178)	21	96,410	(15,226)	(85,848)
Transfers for policy loans	(16,330)	—	1,923	1,112	(509)
Policy charges	(27,910)	(64)	(3,586)	(23,720)	(16,572)
Contract terminations:
Surrender benefits	(10,141)	—	(12,539)	(23,644)	(3,767)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(121,513)	113	109,966	(38,178)	(72,711)
Net assets at beginning of year	1,249,221	77	431,019	720,664	773,921
Net assets at end of year	$1,836,982	$202	$432,183	$855,977	$880,731

Accumulation unit activity(2)
Units outstanding at beginning of year	380,893	—	525,596	375,552	535,712
Units purchased	43,788	186	210,945	13,792	23,128
Units redeemed	(44,297)	(93)	(27,756)	(34,773)	(52,312)
Units outstanding at end of year	380,384	93	708,785	354,571	506,528

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

96	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I
Operations
Investment income (loss) — net	$49,835	$32,988	$291	$3,599	$15,473
Net realized gain (loss) on sales of investments	77,911	524	12	1,413	220
Distributions from capital gains	82,940	48,953	1,060	27,619	41,437
Net change in unrealized appreciation or depreciation of investments	(242,646)	(92,185)	1,141	49,866	79,197
Net increase (decrease) in net assets resulting from operations	(31,960)	(9,720)	2,504	82,497	136,327

Contract transactions
Contract purchase payments	114,925	92,172	1,752	24,002	84,051
Net transfers(1)	(66,273)	(89,718)	22,157	16,153	1,179,291
Transfers for policy loans	15,705	11,828	—	731	29,830
Policy charges	(128,712)	(46,808)	(1,129)	(7,725)	(26,789)
Contract terminations:
Surrender benefits	(196,132)	(72,542)	(78)	(13,361)	(58,150)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(260,487)	(105,068)	22,702	19,800	1,208,233
Net assets at beginning of year	3,737,240	2,213,638	103	399,671	482,641
Net assets at end of year	$3,444,793	$2,098,850	$25,309	$501,968	$1,827,201

Accumulation unit activity(2)
Units outstanding at beginning of year	1,013,597	1,270,817	18	318,989	207,608
Units purchased	54,996	67,446	19,842	41,608	516,888
Units redeemed	(128,249)	(131,993)	(954)	(26,645)	(33,787)
Units outstanding at end of year	940,344	1,206,270	18,906	333,952	690,709

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	97

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Bal, Cl 1	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1
Operations
Investment income (loss) — net	$—	$(125,625)	$14	$3,375	$—
Net realized gain (loss) on sales of investments	17	1,060,346	—	(464)	74
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	14,380	1,532,555	314	(3,228)	6,206
Net increase (decrease) in net assets resulting from operations	14,397	2,467,276	328	(317)	6,280

Contract transactions
Contract purchase payments	2,987	702,121	83	2,908	1,444
Net transfers(1)	369,639	1,009,890	10,455	—	24,364
Transfers for policy loans	—	(125,743)	—	(1,942)	—
Policy charges	(989)	(930,179)	(43)	(352)	(1,353)
Contract terminations:
Surrender benefits	(26)	(1,010,104)	—	—	(22)
Death benefits	—	(34,411)	—	—	—
Increase (decrease) from contract transactions	371,611	(388,426)	10,495	614	24,433
Net assets at beginning of year	23	15,642,085	76	18,589	24
Net assets at end of year	$386,031	$17,720,935	$10,899	$18,886	$30,737

Accumulation unit activity(2)
Units outstanding at beginning of year	—	6,989,898	—	29,650	—
Units purchased	287,873	693,346	10,918	5,020	22,195
Units redeemed	(796)	(1,056,278)	(45)	(4,071)	(1,081)
Units outstanding at end of year	287,077	6,626,966	10,873	30,599	21,114

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

98	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1
Operations
Investment income (loss) — net	$—	$—	$—	$(204,338)	$—
Net realized gain (loss) on sales of investments	3,969	1	2,825	1,566,619	4
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	18,837	53	37,285	1,750,851	1,091
Net increase (decrease) in net assets resulting from operations	22,806	54	40,110	3,113,132	1,095

Contract transactions
Contract purchase payments	21,834	393	25,931	1,002,986	1,839
Net transfers(1)	(12,226)	121	5,955	(531,688)	8,868
Transfers for policy loans	(1,829)	—	(165)	41,345	—
Policy charges	(2,774)	(130)	(12,689)	(1,331,000)	(985)
Contract terminations:
Surrender benefits	—	—	—	(1,281,098)	(18)
Death benefits	—	—	—	(38,753)	—
Increase (decrease) from contract transactions	5,005	384	19,032	(2,138,208)	9,704
Net assets at beginning of year	92,175	22	273,770	26,225,649	127
Net assets at end of year	$119,986	$460	$332,912	$27,200,573	$10,926

Accumulation unit activity(2)
Units outstanding at beginning of year	45,687	—	113,521	11,866,269	93
Units purchased	11,009	449	13,186	495,536	10,553
Units redeemed	(7,950)	(113)	(5,432)	(1,509,931)	(965)
Units outstanding at end of year	48,746	336	121,275	10,851,874	9,681

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	99

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1
Operations
Investment income (loss) — net	$—	$(58,915)	$9	$328	$58
Net realized gain (loss) on sales of investments	475	384,477	—	(4)	(7)
Distributions from capital gains	—	—	—	—	1,719
Net change in unrealized appreciation or depreciation of investments	742	(360,147)	23	451	7,997
Net increase (decrease) in net assets resulting from operations	1,217	(34,585)	32	775	9,767

Contract transactions
Contract purchase payments	9,965	454,290	282	1,366	2,374
Net transfers(1)	(151)	(459,348)	101	135	28,465
Transfers for policy loans	—	(55,388)	—	—	—
Policy charges	(2,285)	(421,573)	(65)	(157)	(1,069)
Contract terminations:
Surrender benefits	—	(284,345)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	7,529	(766,364)	318	1,344	29,770
Net assets at beginning of year	79,084	11,864,652	79	9,356	8,598
Net assets at end of year	$87,830	$11,063,703	$429	$11,475	$48,135

Accumulation unit activity(2)
Units outstanding at beginning of year	39,159	3,919,233	—	7,225	7,290
Units purchased	5,302	170,870	363	1,167	24,160
Units redeemed	(1,360)	(459,688)	(61)	(123)	(889)
Units outstanding at end of year	43,101	3,630,415	302	8,269	30,561

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

100	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 1
Operations
Investment income (loss) — net	$1,415	$(621)	$4,175	$65,467	$10
Net realized gain (loss) on sales of investments	302	49,205	(65)	(38,085)	—
Distributions from capital gains	40,734	320,274	—	—	2
Net change in unrealized appreciation or depreciation of investments	69,204	433,864	23	28,573	—
Net increase (decrease) in net assets resulting from operations	111,655	802,722	4,133	55,955	12

Contract transactions
Contract purchase payments	47,960	187,190	6,830	71,749	211
Net transfers(1)	(15,085)	(373,435)	—	(85,242)	3,940
Transfers for policy loans	(284)	10,554	(35)	(181)	—
Policy charges	(16,374)	(76,329)	(2,668)	(62,214)	(913)
Contract terminations:
Surrender benefits	—	(71,247)	—	(80,279)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	16,217	(323,267)	4,127	(156,167)	3,238
Net assets at beginning of year	333,445	2,751,808	84,884	1,477,559	2,031
Net assets at end of year	$461,317	$3,231,263	$93,144	$1,377,347	$5,281

Accumulation unit activity(2)
Units outstanding at beginning of year	225,948	944,713	88,891	1,131,453	—
Units purchased	32,077	70,404	7,251	58,084	4,081
Units redeemed	(23,290)	(182,311)	(2,878)	(166,520)	(897)
Units outstanding at end of year	234,735	832,806	93,264	1,023,017	3,184

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	101

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3
Operations
Investment income (loss) — net	$293	$(9,090)	$15	$14,470	$142,030
Net realized gain (loss) on sales of investments	—	5	—	(690)	(11,328)
Distributions from capital gains	155	1,099	—	—	—
Net change in unrealized appreciation or depreciation of investments	1	(5)	91	2,917	23,805
Net increase (decrease) in net assets resulting from operations	449	(7,991)	106	16,697	154,507

Contract transactions
Contract purchase payments	93,778	258,847	380	31,450	88,998
Net transfers(1)	177,633	1,453,465	10,557	(7,566)	(104,293)
Transfers for policy loans	(392)	(106,609)	—	(72)	4,194
Policy charges	(19,355)	(241,493)	(111)	(12,278)	(105,167)
Contract terminations:
Surrender benefits	—	(539,778)	—	—	(97,087)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	251,664	824,432	10,826	11,534	(213,355)
Net assets at beginning of year	135,309	2,820,480	82	261,409	2,856,745
Net assets at end of year	$387,422	$3,636,921	$11,014	$289,640	$2,797,897

Accumulation unit activity(2)
Units outstanding at beginning of year	131,211	2,793,521	—	177,701	1,154,473
Units purchased	262,674	1,712,191	9,420	21,631	62,781
Units redeemed	(19,109)	(883,521)	(99)	(14,121)	(126,002)
Units outstanding at end of year	374,776	3,622,191	9,321	185,211	1,091,252

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

102	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1	Col VP Inter Bond, Cl 2
Operations
Investment income (loss) — net	$4	$1,339	$47,990	$26	$1,375
Net realized gain (loss) on sales of investments	2	(9)	(16,424)	(1)	327
Distributions from capital gains	—	—	—	10	605
Net change in unrealized appreciation or depreciation of investments	788	701	27,542	159	3,919
Net increase (decrease) in net assets resulting from operations	794	2,031	59,108	194	6,226

Contract transactions
Contract purchase payments	—	5,990	25,807	1,598	19,043
Net transfers(1)	16,849	781	(101,816)	27,989	5,667
Transfers for policy loans	—	—	5,962	—	—
Policy charges	(226)	(635)	(29,250)	(593)	(2,091)
Contract terminations:
Surrender benefits	(83)	—	(27,110)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	16,540	6,136	(126,407)	28,994	22,619
Net assets at beginning of year	82	27,918	1,247,919	80	36,028
Net assets at end of year	$17,416	$36,085	$1,180,620	$29,268	$64,873

Accumulation unit activity(2)
Units outstanding at beginning of year	—	19,312	625,745	—	29,624
Units purchased	15,201	4,758	16,352	24,651	19,502
Units redeemed	(203)	(449)	(72,457)	(505)	(1,616)
Units outstanding at end of year	14,998	23,621	569,640	24,146	47,510

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	103

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 1
Operations
Investment income (loss) — net	$150,782	$—	$—	$(17,502)	$—
Net realized gain (loss) on sales of investments	49,472	760	3,209	153,971	474
Distributions from capital gains	82,337	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	500,723	9,994	58,407	719,877	74,775
Net increase (decrease) in net assets resulting from operations	783,314	10,754	61,616	856,346	75,249

Contract transactions
Contract purchase payments	270,341	14,206	75,557	78,154	109,336
Net transfers(1)	179,875	70,984	5,263	(290)	180,653
Transfers for policy loans	1,575	—	(6,341)	2,241	—
Policy charges	(349,271)	(2,354)	(6,404)	(77,999)	(14,254)
Contract terminations:
Surrender benefits	(384,954)	(30)	—	(63,174)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(282,434)	82,806	68,075	(61,068)	275,735
Net assets at beginning of year	6,835,115	91	131,436	2,611,726	10,044
Net assets at end of year	$7,335,995	$93,651	$261,127	$3,407,004	$361,028

Accumulation unit activity(2)
Units outstanding at beginning of year	3,986,557	56	49,356	982,062	8,555
Units purchased	288,544	59,733	27,658	46,661	263,673
Units redeemed	(415,679)	(1,686)	(4,064)	(100,890)	(11,702)
Units outstanding at end of year	3,859,422	58,103	72,950	927,833	260,526

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

104	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 1	Col VP Long Govt/ Cr Bond, Cl 2
Operations
Investment income (loss) — net	$(52,463)	$2	$10,416	$10	$156
Net realized gain (loss) on sales of investments	399,727	—	3,934	2	8
Distributions from capital gains	—	—	—	6	95
Net change in unrealized appreciation or depreciation of investments	1,327,701	3	13,795	27	323
Net increase (decrease) in net assets resulting from operations	1,674,965	5	28,145	45	582

Contract transactions
Contract purchase payments	339,129	—	8,434	691	4,483
Net transfers(1)	(263,459)	—	56,654	280	2,520
Transfers for policy loans	(100,926)	—	(31)	—	—
Policy charges	(229,675)	—	(8,896)	(44)	(287)
Contract terminations:
Surrender benefits	(142,330)	—	(27,986)	—	(115)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(397,261)	—	28,175	927	6,601
Net assets at beginning of year	10,252,664	79	560,459	143	2,330
Net assets at end of year	$11,530,368	$84	$616,779	$1,115	$9,513

Accumulation unit activity(2)
Units outstanding at beginning of year	3,291,874	—	543,230	48	1,652
Units purchased	173,330	—	61,598	725	4,560
Units redeemed	(321,215)	—	(36,138)	(33)	(190)
Units outstanding at end of year	3,143,989	—	568,690	740	6,022

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	105

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Mid Cap Gro, Cl 1	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2
Operations
Investment income (loss) — net	$—	$—	$(5,135)	$1	$1,491
Net realized gain (loss) on sales of investments	203	2,321	95,240	—	(1,048)
Distributions from capital gains	—	—	—	1	1,251
Net change in unrealized appreciation or depreciation of investments	22,836	21,139	199,481	6	10,455
Net increase (decrease) in net assets resulting from operations	23,039	23,460	289,586	8	12,149

Contract transactions
Contract purchase payments	416	8,909	29,269	—	19,562
Net transfers(1)	59,420	(4,504)	2,443	—	4,416
Transfers for policy loans	—	616	(3,088)	—	1,225
Policy charges	(1,217)	(2,723)	(22,354)	—	(4,688)
Contract terminations:
Surrender benefits	(22)	(2,648)	(87,523)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	58,597	(350)	(81,253)	—	20,515
Net assets at beginning of year	43	66,690	913,256	83	98,956
Net assets at end of year	$81,679	$89,800	$1,121,589	$91	$131,620

Accumulation unit activity(2)
Units outstanding at beginning of year	17	28,391	246,091	—	65,644
Units purchased	52,762	3,777	40,640	—	17,998
Units redeemed	(929)	(3,867)	(42,988)	—	(3,411)
Units outstanding at end of year	51,850	28,301	243,743	—	80,231

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

106	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 1
Operations
Investment income (loss) — net	$34,172	$—	$—	$(3,750)	$—
Net realized gain (loss) on sales of investments	54,057	(1)	41	11,059	(86)
Distributions from capital gains	56,892	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	199,079	696	4,702	28,523	469
Net increase (decrease) in net assets resulting from operations	344,200	695	4,743	35,832	383

Contract transactions
Contract purchase payments	277,020	653	11,836	11,602	1,439
Net transfers(1)	(206,618)	3,729	(571)	(22,602)	1,207
Transfers for policy loans	24,947	—	2,099	5,207	—
Policy charges	(255,463)	(481)	(3,208)	(10,782)	(778)
Contract terminations:
Surrender benefits	(213,572)	—	—	(3,848)	—
Death benefits	(5,367)	—	—	—	—
Increase (decrease) from contract transactions	(379,053)	3,901	10,156	(20,423)	1,868
Net assets at beginning of year	5,266,430	42	65,885	694,188	2,296
Net assets at end of year	$5,231,577	$4,638	$80,784	$709,597	$4,547

Accumulation unit activity(2)
Units outstanding at beginning of year	4,209,208	18	27,885	270,464	2,023
Units purchased	267,568	4,285	6,505	9,817	2,521
Units redeemed	(597,343)	(468)	(2,378)	(16,039)	(799)
Units outstanding at end of year	3,879,433	3,835	32,012	264,242	3,745

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	107

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$—	$(2,803)	$—	$—	$(5,855)
Net realized gain (loss) on sales of investments	457	17,171	15	1,338	18,282
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,830	26,611	1,267	9,204	56,649
Net increase (decrease) in net assets resulting from operations	8,287	40,979	1,282	10,542	69,076

Contract transactions
Contract purchase payments	16,440	25,098	2,200	19,906	36,575
Net transfers(1)	60	(42,203)	3,656	(11,842)	(115,437)
Transfers for policy loans	1,207	3,574	—	(221)	45,371
Policy charges	(3,438)	(18,494)	(636)	(3,614)	(30,147)
Contract terminations:
Surrender benefits	—	(6,754)	(20)	—	(25,666)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	14,269	(38,779)	5,200	4,229	(89,304)
Net assets at beginning of year	61,366	724,261	20	66,843	1,202,374
Net assets at end of year	$83,922	$726,461	$6,502	$81,614	$1,182,146

Accumulation unit activity(2)
Units outstanding at beginning of year	27,840	244,021	—	32,742	359,376
Units purchased	9,462	11,343	6,600	11,383	25,532
Units redeemed	(1,803)	(26,108)	(708)	(7,422)	(56,745)
Units outstanding at end of year	35,499	229,256	5,892	36,703	328,163

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

108	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3
Operations
Investment income (loss) — net	$1,769	$4,589	$51	$127	$25,476
Net realized gain (loss) on sales of investments	58	(531)	(1)	22	7,811
Distributions from capital gains	—	—	7	19	4,886
Net change in unrealized appreciation or depreciation of investments	6,645	5,030	(13)	66	20,444
Net increase (decrease) in net assets resulting from operations	8,472	9,088	44	234	58,617

Contract transactions
Contract purchase payments	289	47,070	—	519	64,905
Net transfers(1)	57,471	75,456	1,922	(134)	35,407
Transfers for policy loans	—	—	—	—	1,507
Policy charges	(908)	(78,534)	(129)	(122)	(83,766)
Contract terminations:
Surrender benefits	(75)	—	—	—	(54,350)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	56,777	43,992	1,793	263	(36,297)
Net assets at beginning of year	80	100,700	79	5,142	1,412,950
Net assets at end of year	$65,329	$153,780	$1,916	$5,639	$1,435,270

Accumulation unit activity(2)
Units outstanding at beginning of year	—	77,330	—	4,294	1,066,180
Units purchased	58,052	94,095	1,767	422	74,216
Units redeemed	(850)	(60,669)	(117)	(225)	(100,850)
Units outstanding at end of year	57,202	110,756	1,650	4,491	1,039,546

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	109

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CS Commodity Return	CTIVP Allspg Short Dur Govt, Cl 1	CTIVP Allspg Short Dur Govt, Cl 2	CTIVP AC Div Bond, Cl 1	CTIVP AC Div Bond, Cl 2
Operations
Investment income (loss) — net	$14,000	$12	$157	$5	$43
Net realized gain (loss) on sales of investments	(52,650)	—	1	3	88
Distributions from capital gains	—	1	19	—	—
Net change in unrealized appreciation or depreciation of investments	29,701	(2)	30	69	30
Net increase (decrease) in net assets resulting from operations	(8,949)	11	207	77	161

Contract transactions
Contract purchase payments	21,323	476	278	1,261	504
Net transfers(1)	(20,048)	—	3,835	1,456	(1,947)
Transfers for policy loans	3,948	—	—	—	—
Policy charges	(7,314)	(130)	(79)	(269)	(49)
Contract terminations:
Surrender benefits	(10,598)	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(12,689)	346	4,034	2,448	(1,492)
Net assets at beginning of year	317,408	204	5,578	118	2,007
Net assets at end of year	$295,770	$561	$9,819	$2,643	$676

Accumulation unit activity(2)
Units outstanding at beginning of year	553,050	123	5,279	35	1,595
Units purchased	84,712	450	3,782	2,394	408
Units redeemed	(127,642)	(123)	(73)	(235)	(1,558)
Units outstanding at end of year	510,120	450	8,988	2,194	445

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

110	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1	CTIVP CenterSquare Real Est, Cl 2
Operations
Investment income (loss) — net	$49	$90	$49	$32	$5,609
Net realized gain (loss) on sales of investments	—	120	(17,329)	(7)	(1,123)
Distributions from capital gains	130	362	12,558	77	14,425
Net change in unrealized appreciation or depreciation of investments	458	1,169	61,725	1,143	(25,950)
Net increase (decrease) in net assets resulting from operations	637	1,741	57,003	1,245	(7,039)

Contract transactions
Contract purchase payments	734	4,498	26,040	1,361	17,684
Net transfers(1)	—	(6,534)	(52,545)	14,954	625
Transfers for policy loans	—	—	(2,429)	—	756
Policy charges	(358)	(1,053)	(28,353)	(309)	(5,640)
Contract terminations:
Surrender benefits	—	—	(9,644)	(79)	(28)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	376	(3,089)	(66,931)	15,927	13,397
Net assets at beginning of year	6,625	22,397	692,381	210	139,331
Net assets at end of year	$7,638	$21,049	$682,453	$17,382	$145,689

Accumulation unit activity(2)
Units outstanding at beginning of year	6,254	18,409	469,804	113	86,487
Units purchased	663	3,541	23,415	16,623	13,188
Units redeemed	(325)	(6,072)	(64,162)	(317)	(4,296)
Units outstanding at end of year	6,592	15,878	429,057	16,419	95,379

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	111

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP Loomis Sayles Gro, Cl 1	CTIVP Loomis Sayles Gro, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 1
Operations
Investment income (loss) — net	$—	$—	$—	$—	$—
Net realized gain (loss) on sales of investments	—	1,653	7	9,995	16
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	78	13,647	1,345	(4,011)	421
Net increase (decrease) in net assets resulting from operations	78	15,300	1,352	5,984	437

Contract transactions
Contract purchase payments	96	8,303	3,827	18,058	1,488
Net transfers(1)	1,949	—	2,251	(44,405)	6,516
Transfers for policy loans	—	(3,018)	—	(1,542)	—
Policy charges	(75)	(3,447)	(1,785)	(2,331)	(81)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	1,970	1,838	4,293	(30,220)	7,923
Net assets at beginning of year	23	47,459	23,774	177,422	144
Net assets at end of year	$2,071	$64,597	$29,419	$153,186	$8,504

Accumulation unit activity(2)
Units outstanding at beginning of year	—	16,889	20,505	78,120	109
Units purchased	1,366	2,738	5,668	8,857	4,257
Units redeemed	(49)	(2,159)	(1,674)	(21,705)	(46)
Units outstanding at end of year	1,317	17,468	24,499	65,272	4,320

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

112	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1	CTIVP TCW Core Plus Bond, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$1,059	$459
Net realized gain (loss) on sales of investments	1,082	8	—	12	17
Distributions from capital gains	—	—	—	749	360
Net change in unrealized appreciation or depreciation of investments	16,685	1,764	3,868	965	639
Net increase (decrease) in net assets resulting from operations	17,767	1,772	3,868	2,785	1,475

Contract transactions
Contract purchase payments	10,322	10,605	20,457	571	2,523
Net transfers(1)	16,642	2,025	6,634	45,938	12,657
Transfers for policy loans	(3,161)	—	—	—	—
Policy charges	(1,073)	(382)	(423)	(954)	(714)
Contract terminations:
Surrender benefits	—	(22)	—	(84)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	22,730	12,226	26,668	45,471	14,466
Net assets at beginning of year	18,755	23	26,069	207	7,203
Net assets at end of year	$59,252	$14,021	$56,605	$48,463	$23,144

Accumulation unit activity(2)
Units outstanding at beginning of year	7,206	—	13,728	118	6,166
Units purchased	7,199	12,318	15,632	42,137	12,643
Units redeemed	(1,433)	(372)	(258)	(834)	(577)
Units outstanding at end of year	12,972	11,946	29,102	41,421	18,232

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	113

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2
Operations
Investment income (loss) — net	$—	$—	$(4,301)	$—	$—
Net realized gain (loss) on sales of investments	(101)	769	20,556	—	3,264
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,265	34,075	51,371	304	8,218
Net increase (decrease) in net assets resulting from operations	2,164	34,844	67,626	304	11,482

Contract transactions
Contract purchase payments	6,055	54,600	28,868	1,243	10,162
Net transfers(1)	329	6,348	69,794	1,049	14,334
Transfers for policy loans	—	(1,590)	1,017	—	—
Policy charges	(1,794)	(5,140)	(13,830)	(434)	(341)
Contract terminations:
Surrender benefits	—	—	(52,300)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4,590	54,218	33,549	1,858	24,155
Net assets at beginning of year	16,202	253,537	817,365	163	24,933
Net assets at end of year	$22,956	$342,599	$918,540	$2,325	$60,570

Accumulation unit activity(2)
Units outstanding at beginning of year	14,342	103,351	260,496	115	10,631
Units purchased	6,246	29,180	45,437	1,719	9,820
Units redeemed	(1,781)	(2,982)	(39,035)	(343)	(145)
Units outstanding at end of year	18,807	129,549	266,898	1,491	20,306

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

114	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Init Cl
Operations
Investment income (loss) — net	$1,663	$2	$4,518	$35,679	$120
Net realized gain (loss) on sales of investments	(4,538)	—	(431)	(28,802)	4
Distributions from capital gains	1,833	—	—	—	146
Net change in unrealized appreciation or depreciation of investments	10,662	38	8,004	(9,860)	10,566
Net increase (decrease) in net assets resulting from operations	9,620	40	12,091	(2,983)	10,836

Contract transactions
Contract purchase payments	8,208	346	22,303	29,587	20,924
Net transfers(1)	(34,834)	102	1,611	(150,426)	44,053
Transfers for policy loans	—	—	(39)	(4,162)	—
Policy charges	(789)	(65)	(9,272)	(23,415)	(2,948)
Contract terminations:
Surrender benefits	(428)	—	—	(64,421)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(27,843)	383	14,603	(212,837)	62,029
Net assets at beginning of year	141,742	80	206,625	1,492,086	22,341
Net assets at end of year	$123,519	$503	$233,319	$1,276,266	$95,206

Accumulation unit activity(2)
Units outstanding at beginning of year	123,005	—	185,743	1,031,952	19,142
Units purchased	7,286	431	22,449	46,430	45,610
Units redeemed	(36,145)	(62)	(9,012)	(183,335)	(2,275)
Units outstanding at end of year	94,146	369	199,180	895,047	62,477

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	115

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Init Cl	Fid VIP Mid Cap, Serv Cl
Operations
Investment income (loss) — net	$(24,231)	$50,308	$24,144	$231	$(6,526)
Net realized gain (loss) on sales of investments	204,548	54,423	(6,343)	22	(1,518)
Distributions from capital gains	26,985	185,613	83,332	—	—
Net change in unrealized appreciation or depreciation of investments	1,173,656	(38,229)	19,880	9,002	853,233
Net increase (decrease) in net assets resulting from operations	1,380,958	252,115	121,013	9,255	845,189

Contract transactions
Contract purchase payments	171,099	133,495	53,618	17,996	154,804
Net transfers(1)	(304,593)	(85,096)	(72,482)	46,351	(133,601)
Transfers for policy loans	(20,514)	43,462	4,054	—	9,395
Policy charges	(109,062)	(159,698)	(44,024)	(1,350)	(193,856)
Contract terminations:
Surrender benefits	(181,824)	(117,273)	(30,792)	(146)	(156,418)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(444,894)	(185,110)	(89,626)	62,851	(319,676)
Net assets at beginning of year	4,799,891	4,004,480	1,748,783	425	5,349,623
Net assets at end of year	$5,735,955	$4,071,485	$1,780,170	$72,531	$5,875,136

Accumulation unit activity(2)
Units outstanding at beginning of year	1,818,512	1,207,242	967,191	273	1,282,931
Units purchased	78,508	63,071	36,047	58,543	43,889
Units redeemed	(255,139)	(123,717)	(79,508)	(1,329)	(121,684)
Units outstanding at end of year	1,641,881	1,146,596	923,730	57,487	1,205,136

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

116	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl	Fid VIP Strategic Inc, Serv Cl 2
Operations
Investment income (loss) — net	$128	$(4,440)	$(2,140)	$437	$937
Net realized gain (loss) on sales of investments	(55,209)	20,880	28,082	9	93
Distributions from capital gains	—	5,946	4,187	117	294
Net change in unrealized appreciation or depreciation of investments	800,050	175,013	97,034	(405)	986
Net increase (decrease) in net assets resulting from operations	744,969	197,399	127,163	158	2,310

Contract transactions
Contract purchase payments	218,973	56,021	39,923	133	7,499
Net transfers(1)	(397,790)	56,194	(136,483)	14,025	(3,561)
Transfers for policy loans	(16,351)	(13,287)	3,320	—	(1,892)
Policy charges	(106,019)	(45,710)	(19,260)	(469)	(1,695)
Contract terminations:
Surrender benefits	(71,855)	(29,999)	(47,503)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(373,042)	23,219	(160,003)	13,689	351
Net assets at beginning of year	4,711,458	1,370,717	1,009,867	80	29,261
Net assets at end of year	$5,083,385	$1,591,335	$977,027	$13,927	$31,922

Accumulation unit activity(2)
Units outstanding at beginning of year	2,874,081	661,933	713,896	—	22,820
Units purchased	138,034	53,391	43,058	12,524	5,936
Units redeemed	(347,827)	(52,199)	(156,652)	(428)	(5,523)
Units outstanding at end of year	2,664,288	663,125	600,302	12,096	23,233

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	117

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1	Frank Mutual Shares, Cl 2
Operations
Investment income (loss) — net	$53,837	$5	$15,225	$317	$34,521
Net realized gain (loss) on sales of investments	(27,589)	—	(5,912)	(2)	(50,549)
Distributions from capital gains	207,596	—	242	397	57,386
Net change in unrealized appreciation or depreciation of investments	(393,457)	(5)	(3,882)	235	(150,666)
Net increase (decrease) in net assets resulting from operations	(159,613)	—	5,673	947	(109,308)

Contract transactions
Contract purchase payments	101,797	—	12,256	11,206	81,494
Net transfers(1)	(93,533)	—	55,253	25	(84,406)
Transfers for policy loans	4,378	—	630	—	(249)
Policy charges	(79,012)	—	(7,194)	(680)	(31,659)
Contract terminations:
Surrender benefits	(56,516)	—	(3,231)	—	(44,439)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(122,886)	—	57,714	10,551	(79,259)
Net assets at beginning of year	2,409,810	81	245,327	11,471	1,795,702
Net assets at end of year	$2,127,311	$81	$308,714	$22,969	$1,607,135

Accumulation unit activity(2)
Units outstanding at beginning of year	947,176	—	204,973	10,318	733,291
Units purchased	53,374	—	80,113	12,131	50,397
Units redeemed	(102,210)	—	(32,829)	(736)	(79,100)
Units outstanding at end of year	898,340	—	252,257	21,713	704,588

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

118	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
Operations
Investment income (loss) — net	$44	$19,765	$3,270	$500	$(1,885)
Net realized gain (loss) on sales of investments	(19)	(93,595)	(43,649)	(312)	(6,969)
Distributions from capital gains	156	128,895	82,227	—	6,061
Net change in unrealized appreciation or depreciation of investments	560	30,055	335,463	2,080	38,650
Net increase (decrease) in net assets resulting from operations	741	85,120	377,311	2,268	35,857

Contract transactions
Contract purchase payments	2,214	109,844	178,711	2,525	14,529
Net transfers(1)	14,438	(71,895)	(415,187)	(3,814)	(4,246)
Transfers for policy loans	—	(17,370)	(24,741)	(30)	5,428
Policy charges	(725)	(63,016)	(155,680)	(423)	(14,164)
Contract terminations:
Surrender benefits	(82)	(27,131)	(158,342)	(1)	(24,723)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	15,845	(69,568)	(575,239)	(1,743)	(23,176)
Net assets at beginning of year	2,593	2,440,789	6,001,686	39,974	502,476
Net assets at end of year	$19,179	$2,456,341	$5,803,758	$40,499	$515,157

Accumulation unit activity(2)
Units outstanding at beginning of year	2,285	699,602	1,720,797	41,627	126,609
Units purchased	15,041	43,809	58,426	3,461	8,166
Units redeemed	(757)	(60,764)	(215,491)	(5,462)	(13,485)
Units outstanding at end of year	16,569	682,647	1,563,732	39,626	121,290

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	119

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$7,810	$(3,780)	$(4,241)	$112	$18,452
Net realized gain (loss) on sales of investments	32,933	36,584	26,514	(2)	148
Distributions from capital gains	105,973	47,880	59,822	72	13,189
Net change in unrealized appreciation or depreciation of investments	250,434	149,783	202,636	165	(6,513)
Net increase (decrease) in net assets resulting from operations	397,150	230,467	284,731	347	25,276

Contract transactions
Contract purchase payments	69,308	12,670	27,761	83	10,329
Net transfers(1)	(74,737)	(35,735)	(81,438)	11,803	5,011
Transfers for policy loans	(60,975)	4,829	2,250	—	2,941
Policy charges	(66,963)	(23,664)	(18,607)	(102)	(1,777)
Contract terminations:
Surrender benefits	(55,730)	(28,234)	(1,714)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(189,097)	(70,134)	(71,748)	11,784	16,504
Net assets at beginning of year	2,508,794	576,659	712,576	81	238,579
Net assets at end of year	$2,716,847	$736,992	$925,559	$12,212	$280,359

Accumulation unit activity(2)
Units outstanding at beginning of year	741,017	227,067	317,642	—	191,924
Units purchased	25,876	10,621	12,235	10,280	35,629
Units redeemed	(81,514)	(32,679)	(38,764)	(89)	(20,314)
Units outstanding at end of year	685,379	205,009	291,113	10,191	207,239

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

120	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I(3)	Invesco VI Div Divd, Ser I	Invesco VI Global, Ser I
Operations
Investment income (loss) — net	$3,717	$45,811	$(2,645)	$24,074	$126
Net realized gain (loss) on sales of investments	(7,653)	79,425	6,669	2,780	(5)
Distributions from capital gains	7,067	2,132,428	58,877	24,570	656
Net change in unrealized appreciation or depreciation of investments	(440)	(1,095,455)	253,761	(62,257)	2,694
Net increase (decrease) in net assets resulting from operations	2,691	1,162,209	316,662	(10,833)	3,471

Contract transactions
Contract purchase payments	8,509	378,768	17,506	22,337	2,194
Net transfers(1)	(22,226)	(151,129)	640,928	(22,969)	17,462
Transfers for policy loans	(325)	(25,432)	5,826	(226)	—
Policy charges	(4,187)	(437,781)	(14,325)	(17,298)	(287)
Contract terminations:
Surrender benefits	(427)	(244,833)	(5,546)	(44,220)	(237)
Death benefits	—	(5,833)	—	—	—
Increase (decrease) from contract transactions	(18,656)	(486,240)	644,389	(62,376)	19,132
Net assets at beginning of year	313,118	9,470,058	—	1,104,299	2,467
Net assets at end of year	$297,153	$10,146,027	$961,051	$1,031,090	$25,070

Accumulation unit activity(2)
Units outstanding at beginning of year	136,967	2,557,895	—	496,399	1,964
Units purchased	7,823	111,540	651,881	122,458	15,291
Units redeemed	(16,260)	(242,717)	(15,581)	(128,668)	(236)
Units outstanding at end of year	128,530	2,426,718	636,300	490,189	17,019

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

(3)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	121

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	InvescoVI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Mn St Sm Cap, Ser I
Operations
Investment income (loss) — net	$(1,655)	$93	$89,172	$17,945	$266
Net realized gain (loss) on sales of investments	20,855	(1)	(31,039)	20,720	(3)
Distributions from capital gains	72,136	—	—	26,455	602
Net change in unrealized appreciation or depreciation of investments	407,177	6	(29,100)	75,417	8,502
Net increase (decrease) in net assets resulting from operations	498,513	98	29,033	140,537	9,367

Contract transactions
Contract purchase payments	98,161	336	63,303	44,102	13,761
Net transfers(1)	49,443	1,393	(168,271)	(115,416)	21,012
Transfers for policy loans	912	—	1,600	5,156	—
Policy charges	(27,978)	(227)	(62,881)	(25,973)	(899)
Contract terminations:
Surrender benefits	(43,227)	—	(57,294)	(40,963)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	77,311	1,502	(223,543)	(133,094)	33,874
Net assets at beginning of year	1,762,590	79	2,029,702	1,232,378	11,144
Net assets at end of year	$2,338,414	$1,679	$1,835,192	$1,239,821	$54,385

Accumulation unit activity(2)
Units outstanding at beginning of year	691,476	—	1,284,574	617,471	10,357
Units purchased	88,685	1,675	63,155	37,418	32,695
Units redeemed	(45,956)	(219)	(197,938)	(105,270)	(907)
Units outstanding at end of year	734,205	1,456	1,149,791	549,619	42,145

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

122	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv
Operations
Investment income (loss) — net	$(636)	$(6,027)	$2,888	$603	$(4,054)
Net realized gain (loss) on sales of investments	(5,550)	65,828	(114)	19	22,616
Distributions from capital gains	18,102	86,097	68	578	55,180
Net change in unrealized appreciation or depreciation of investments	247,236	226,300	11,397	5,528	59,916
Net increase (decrease) in net assets resulting from operations	259,152	372,198	14,239	6,728	133,658

Contract transactions
Contract purchase payments	84,479	21,686	1,969	10,785	14,041
Net transfers(1)	(27,000)	90,995	376,736	15,026	(1,762)
Transfers for policy loans	4,255	(12)	—	—	2,153
Policy charges	(27,827)	(22,661)	(1,180)	(855)	(17,836)
Contract terminations:
Surrender benefits	(12,078)	(12,608)	(186)	—	(47,593)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	21,829	77,400	377,339	24,956	(50,997)
Net assets at beginning of year	1,285,465	734,898	549	14,321	752,222
Net assets at end of year	$1,566,446	$1,184,496	$392,127	$46,005	$834,883

Accumulation unit activity(2)
Units outstanding at beginning of year	518,534	172,445	329	11,747	161,407
Units purchased	49,475	25,014	300,187	22,064	3,461
Units redeemed	(47,001)	(9,009)	(969)	(718)	(19,861)
Units outstanding at end of year	521,008	188,450	299,547	33,093	145,007

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	123

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst
Operations
Investment income (loss) — net	$21	$78	$(11,877)	$9,917	$1
Net realized gain (loss) on sales of investments	6	7	158,520	(31,529)	5
Distributions from capital gains	—	—	196,493	—	16
Net change in unrealized appreciation or depreciation of investments	22	138	584,951	258,464	38
Net increase (decrease) in net assets resulting from operations	49	223	928,087	236,852	60

Contract transactions
Contract purchase payments	691	3,820	52,878	97,074	—
Net transfers(1)	356	756	(18,727)	(126,778)	50
Transfers for policy loans	—	—	(32,597)	(3,314)	—
Policy charges	(43)	(149)	(42,566)	(61,241)	(7)
Contract terminations:
Surrender benefits	—	(98)	(49,787)	(58,257)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	1,004	4,329	(90,799)	(152,516)	43
Net assets at beginning of year	165	1,312	1,932,966	1,770,604	178
Net assets at end of year	$1,218	$5,864	$2,770,254	$1,854,940	$281

Accumulation unit activity(2)
Units outstanding at beginning of year	78	1,018	486,112	936,754	—
Units purchased	904	3,525	20,879	59,724	33
Units redeemed	(37)	(115)	(60,542)	(147,499)	(5)
Units outstanding at end of year	945	4,428	446,449	848,979	28

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

124	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl
Operations
Investment income (loss) — net	$(2,191)	$1	$(53)	$(9,543)	$(11,197)
Net realized gain (loss) on sales of investments	15,875	—	(1,131)	64,148	33,570
Distributions from capital gains	43,140	1	476	245,777	216,963
Net change in unrealized appreciation or depreciation of investments	91,204	(1)	(1,576)	215,835	628,972
Net increase (decrease) in net assets resulting from operations	148,028	1	(2,284)	516,217	868,308

Contract transactions
Contract purchase payments	27,018	—	560	60,905	61,547
Net transfers(1)	(16,362)	—	(12,364)	(26,664)	63,936
Transfers for policy loans	(6,671)	—	(117)	(10,977)	46,069
Policy charges	(13,245)	—	(714)	(66,793)	(55,394)
Contract terminations:
Surrender benefits	(8,210)	—	(12,976)	(49,054)	(48,877)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(17,470)	—	(25,611)	(92,583)	67,281
Net assets at beginning of year	481,346	82	68,052	2,492,995	1,887,864
Net assets at end of year	$611,904	$83	$40,157	$2,916,629	$2,823,453

Accumulation unit activity(2)
Units outstanding at beginning of year	157,468	—	51,600	1,371,066	488,596
Units purchased	12,118	—	5,860	79,202	38,334
Units redeemed	(18,029)	—	(27,227)	(131,545)	(33,476)
Units outstanding at end of year	151,557	—	30,233	1,318,723	493,454

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	125

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl I	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II
Operations
Investment income (loss) — net	$180	$17,041	$—	$(8,676)	$11,750
Net realized gain (loss) on sales of investments	(5)	23,606	27	70,285	(5,856)
Distributions from capital gains	187	26,798	15	144,845	6,397
Net change in unrealized appreciation or depreciation of investments	256	(27,236)	215	1,012,771	(70,342)
Net increase (decrease) in net assets resulting from operations	618	40,209	257	1,219,225	(58,051)

Contract transactions
Contract purchase payments	959	65,967	1,363	43,736	11,971
Net transfers(1)	11,562	(93,747)	6,192	428,797	(2,909)
Transfers for policy loans	—	(157)	—	(6,725)	3,402
Policy charges	(551)	(49,507)	(61)	(30,308)	(9,905)
Contract terminations:
Surrender benefits	—	(54,412)	—	(31,032)	(1,344)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	11,970	(131,856)	7,494	404,468	1,215
Net assets at beginning of year	6,790	1,175,143	85	669,360	391,877
Net assets at end of year	$19,378	$1,083,496	$7,836	$2,293,053	$335,041

Accumulation unit activity(2)
Units outstanding at beginning of year	5,915	354,932	—	204,275	235,495
Units purchased	10,528	48,965	2,685	78,719	27,359
Units redeemed	(503)	(63,721)	(26)	(17,239)	(32,431)
Units outstanding at end of year	15,940	340,176	2,659	265,755	230,423

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

126	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl
Operations
Investment income (loss) — net	$1	$18	$106	$42,036	$4
Net realized gain (loss) on sales of investments	—	717	(287)	(10,018)	—
Distributions from capital gains	5	196	1,185	—	—
Net change in unrealized appreciation or depreciation of investments	34	329	455	38,407	2
Net increase (decrease) in net assets resulting from operations	40	1,260	1,459	70,425	6

Contract transactions
Contract purchase payments	—	3,803	2,511	56,032	—
Net transfers(1)	864	—	9,261	(21,929)	—
Transfers for policy loans	—	1,396	—	(1,060)	—
Policy charges	(13)	(656)	(786)	(25,535)	—
Contract terminations:
Surrender benefits	—	—	(4,412)	(37,621)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	851	4,543	6,574	(30,113)	—
Net assets at beginning of year	113	4,775	10,810	1,083,185	80
Net assets at end of year	$1,004	$10,578	$18,843	$1,123,497	$86

Accumulation unit activity(2)
Units outstanding at beginning of year	—	2,089	9,792	666,593	—
Units purchased	655	2,083	11,788	42,199	—
Units redeemed	(10)	(294)	(5,378)	(59,741)	—
Units outstanding at end of year	645	3,878	16,202	649,051	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	127

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB
Operations
Investment income (loss) — net	$374	$4,094	$81	$(1,132)	$20,325
Net realized gain (loss) on sales of investments	1	6,503	11	(738)	(3,925)
Distributions from capital gains	96	3,425	31	95,658	—
Net change in unrealized appreciation or depreciation of investments	375	12,471	149	69,540	806
Net increase (decrease) in net assets resulting from operations	846	26,493	272	163,328	17,206

Contract transactions
Contract purchase payments	552	2,352	167	29,075	13,409
Net transfers(1)	—	29,388	21,513	49,138	1,507
Transfers for policy loans	—	(296)	—	(264)	(14)
Policy charges	(100)	(7,307)	(357)	(21,703)	(14,583)
Contract terminations:
Surrender benefits	(103)	(10,303)	—	(31,804)	(20,276)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	349	13,834	21,323	24,442	(19,957)
Net assets at beginning of year	4,409	256,493	2,113	1,055,482	431,630
Net assets at end of year	$5,604	$296,820	$23,708	$1,243,252	$428,879

Accumulation unit activity(2)
Units outstanding at beginning of year	3,410	221,396	—	288,612	154,485
Units purchased	471	32,429	18,744	48,186	5,590
Units redeemed	(85)	(16,447)	(316)	(32,170)	(13,572)
Units outstanding at end of year	3,796	237,378	18,428	304,628	146,503

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

128	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1
Operations
Investment income (loss) — net	$1,627	$(25,291)	$(64)	$(11,407)	$6
Net realized gain (loss) on sales of investments	70	294,652	5,786	(47,143)	—
Distributions from capital gains	—	928,675	9,355	25,931	—
Net change in unrealized appreciation or depreciation of investments	15,891	1,694,517	15,268	396,654	23
Net increase (decrease) in net assets resulting from operations	17,588	2,892,553	30,345	364,035	29

Contract transactions
Contract purchase payments	4,883	278,237	1,726	67,333	125
Net transfers(1)	(3,708)	(87,034)	(15,032)	(123,154)	15,683
Transfers for policy loans	(98)	(15,135)	(149)	(33,150)	—
Policy charges	(3,749)	(377,486)	(3,371)	(79,294)	(64)
Contract terminations:
Surrender benefits	(1,730)	(427,829)	(2)	(116,031)	—
Death benefits	—	(9,127)	—	—	—
Increase (decrease) from contract transactions	(4,402)	(638,374)	(16,828)	(284,296)	15,744
Net assets at beginning of year	160,089	10,691,844	109,114	1,930,523	75
Net assets at end of year	$173,275	$12,946,023	$122,631	$2,010,262	$15,848

Accumulation unit activity(2)
Units outstanding at beginning of year	81,937	2,376,225	32,638	615,532	—
Units purchased	2,553	61,092	595	25,431	16,832
Units redeemed	(4,622)	(189,498)	(5,696)	(121,803)	(69)
Units outstanding at end of year	79,868	2,247,819	27,537	519,160	16,763

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	129

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2
Operations
Investment income (loss) — net	$15,887	$29,004	$2,253	$—	$(70,421)
Net realized gain (loss) on sales of investments	(11,915)	(28,975)	56,942	44	643,130
Distributions from capital gains	—	10,355	—	—	—
Net change in unrealized appreciation or depreciation of investments	(15,898)	(59,304)	7,228	11,625	2,225,717
Net increase (decrease) in net assets resulting from operations	(11,926)	(48,920)	66,423	11,669	2,798,426

Contract transactions
Contract purchase payments	13,987	88,855	6,758	26,944	1,397,864
Net transfers(1)	8,255	(17,074)	(141,352)	96,982	28,374
Transfers for policy loans	(3,037)	32,924	1,699	—	80,265
Policy charges	(5,021)	(65,623)	(1,631)	(7,641)	(409,668)
Contract terminations:
Surrender benefits	(3,164)	(35,659)	—	(23)	(47,112)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	11,020	3,423	(134,526)	116,262	1,049,723
Net assets at beginning of year	200,544	1,763,793	210,004	566	17,830,988
Net assets at end of year	$199,638	$1,718,296	$141,901	$128,497	$21,679,137

Accumulation unit activity(2)
Units outstanding at beginning of year	200,120	757,358	189,961	490	9,514,060
Units purchased	80,545	76,788	7,126	106,658	1,567,468
Units redeemed	(71,789)	(75,837)	(104,824)	(6,791)	(942,099)
Units outstanding at end of year	208,876	758,309	92,263	100,357	10,139,429

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

130	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Aggr, Cl 4	VP Conserv, Cl 1	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1
Operations
Investment income (loss) — net	$(101,689)	$—	$(5,921)	$(3,650)	$—
Net realized gain (loss) on sales of investments	597,959	—	32,160	22,986	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,415,206	2	38,629	29,855	1
Net increase (decrease) in net assets resulting from operations	2,911,476	2	64,868	49,191	1

Contract transactions
Contract purchase payments	766,900	—	68,230	29,895	—
Net transfers(1)	(125,411)	—	321,083	40,267	—
Transfers for policy loans	(124,651)	—	(1,971)	47	—
Policy charges	(414,186)	—	(46,391)	(35,652)	—
Contract terminations:
Surrender benefits	(109,082)	—	(158,556)	(381,403)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(6,430)	—	182,395	(346,846)	—
Net assets at beginning of year	20,414,497	21	628,299	898,416	22
Net assets at end of year	$23,319,543	$23	$875,562	$600,761	$23

Accumulation unit activity(2)
Units outstanding at beginning of year	10,708,203	—	457,148	668,246	—
Units purchased	744,887	—	266,816	49,807	—
Units redeemed	(758,012)	—	(144,955)	(322,701)	—
Units outstanding at end of year	10,695,078	—	579,009	395,352	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	131

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2
Operations
Investment income (loss) — net	$(505)	$—	$(678)	$—	$(5,646)
Net realized gain (loss) on sales of investments	1,894	—	1,550	100	4,748
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,480	2	10,823	4,431	201,141
Net increase (decrease) in net assets resulting from operations	8,869	2	11,695	4,531	200,243

Contract transactions
Contract purchase payments	—	—	1,119	6,282	52,320
Net transfers(1)	84,979	—	104,492	22,297	(4,241)
Transfers for policy loans	(36)	—	(750)	—	(21,296)
Policy charges	(1,614)	—	(2,065)	(4,080)	(17,960)
Contract terminations:
Surrender benefits	—	—	—	—	(508)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	83,329	—	102,796	24,499	8,315
Net assets at beginning of year	24,648	22	48,307	8,334	1,826,836
Net assets at end of year	$116,846	$24	$162,798	$37,364	$2,035,394

Accumulation unit activity(2)
Units outstanding at beginning of year	20,988	—	40,476	7,599	1,433,691
Units purchased	72,202	—	86,111	26,647	42,401
Units redeemed	(1,346)	—	(2,351)	(3,710)	(37,052)
Units outstanding at end of year	91,844	—	124,236	30,536	1,439,040

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

132	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Man Vol Mod Gro, Cl 1	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$—	$(5,597)	$—	$(167,120)	$(183,635)
Net realized gain (loss) on sales of investments	75	29,800	49	997,730	1,189,028
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,569	131,882	7,022	2,281,082	2,974,842
Net increase (decrease) in net assets resulting from operations	1,644	156,085	7,071	3,111,692	3,980,235

Contract transactions
Contract purchase payments	2,705	57,211	19,588	1,295,909	1,539,891
Net transfers(1)	32,494	(18,224)	50,051	(1,249,869)	(1,241,545)
Transfers for policy loans	—	(2,275)	—	147,856	(234,019)
Policy charges	(3,654)	(62,116)	(4,016)	(925,746)	(1,442,392)
Contract terminations:
Surrender benefits	(21)	—	(22)	(613,917)	(976,421)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	31,524	(25,404)	65,601	(1,345,767)	(2,354,486)
Net assets at beginning of year	4,501	1,634,574	22	26,565,551	35,567,846
Net assets at end of year	$37,669	$1,765,255	$72,694	$28,331,476	$37,193,595

Accumulation unit activity(2)
Units outstanding at beginning of year	4,098	1,303,916	—	15,836,018	21,370,179
Units purchased	30,341	63,225	62,375	1,191,186	1,339,590
Units redeemed	(3,282)	(88,446)	(3,560)	(1,980,522)	(2,846,364)
Units outstanding at end of year	31,157	1,278,695	58,815	15,046,682	19,863,405

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	133

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Mod Aggr, Cl 1	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2
Operations
Investment income (loss) — net	$—	$(195,938)	$(280,387)	$—	$(15,818)
Net realized gain (loss) on sales of investments	539	2,182,492	1,847,586	7	97,953
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	66,656	2,823,309	5,912,697	30,525	135,165
Net increase (decrease) in net assets resulting from operations	67,195	4,809,863	7,479,896	30,532	217,300

Contract transactions
Contract purchase payments	307,601	2,460,285	2,290,211	342,730	168,679
Net transfers(1)	275,257	(374,482)	(1,419,026)	3,458	127,234
Transfers for policy loans	—	123,408	(387,545)	—	18,426
Policy charges	(39,664)	(996,767)	(1,362,482)	(7,780)	(162,352)
Contract terminations:
Surrender benefits	—	(1,162,921)	(3,469,617)	(22)	(68,497)
Death benefits	—	—	(19,268)	—	—
Increase (decrease) from contract transactions	543,194	49,523	(4,367,727)	338,386	83,490
Net assets at beginning of year	58,705	35,918,033	59,866,845	22	2,077,279
Net assets at end of year	$669,094	$40,777,419	$62,979,014	$368,940	$2,378,069

Accumulation unit activity(2)
Units outstanding at beginning of year	53,343	20,092,212	33,208,338	—	1,356,810
Units purchased	513,683	4,035,155	1,605,526	312,904	262,269
Units redeemed	(34,931)	(3,785,576)	(4,051,226)	(7,045)	(223,149)
Units outstanding at end of year	532,095	20,341,791	30,762,638	305,859	1,395,930

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

134	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2
Operations
Investment income (loss) — net	$(20,603)	$15	$92	$—	$—
Net realized gain (loss) on sales of investments	204,277	4	136	1	—
Distributions from capital gains	—	7	45	—	—
Net change in unrealized appreciation or depreciation of investments	264,721	16	92	31	106
Net increase (decrease) in net assets resulting from operations	448,395	42	365	32	106

Contract transactions
Contract purchase payments	177,789	—	579	184	125
Net transfers(1)	(225,736)	744	(1,523)	151	—
Transfers for policy loans	(12,323)	—	—	—	—
Policy charges	(216,888)	(272)	(441)	(123)	—
Contract terminations:
Surrender benefits	(277,720)	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(554,878)	472	(1,385)	212	125
Net assets at beginning of year	4,290,032	127	4,467	23	500
Net assets at end of year	$4,183,549	$641	$3,447	$267	$731

Accumulation unit activity(2)
Units outstanding at beginning of year	2,780,360	43	3,714	—	221
Units purchased	543,014	674	471	282	58
Units redeemed	(805,317)	(240)	(1,552)	(104)	—
Units outstanding at end of year	2,518,057	477	2,633	178	279

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	135

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 1	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2
Operations
Investment income (loss) — net	$(1,951)	$—	$64	$1	$141
Net realized gain (loss) on sales of investments	30,678	17	(73)	176	(662)
Distributions from capital gains	—	13	97	819	1,755
Net change in unrealized appreciation or depreciation of investments	34,546	919	4,043	29,711	33,729
Net increase (decrease) in net assets resulting from operations	63,273	949	4,131	30,707	34,963

Contract transactions
Contract purchase payments	8,686	73	5,549	1,073	36,078
Net transfers(1)	30,155	3,902	—	61,518	(9,682)
Transfers for policy loans	(296)	—	—	—	(2,522)
Policy charges	(5,633)	(300)	(1,441)	(1,301)	(6,700)
Contract terminations:
Surrender benefits	(1,262)	—	—	(75)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	31,650	3,675	4,108	61,215	17,174
Net assets at beginning of year	343,236	81	32,439	223	162,667
Net assets at end of year	$438,159	$4,705	$40,678	$92,145	$214,804

Accumulation unit activity(2)
Units outstanding at beginning of year	131,872	—	23,735	120	110,040
Units purchased	32,477	4,111	4,232	66,588	23,673
Units redeemed	(24,076)	(288)	(1,143)	(1,126)	(14,899)
Units outstanding at end of year	140,273	3,823	26,824	65,582	118,814

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

136	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Ptnrs Intl Val, Cl 1	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1
Operations
Investment income (loss) — net	$29	$580	$—	$—	$—
Net realized gain (loss) on sales of investments	(121)	(4,251)	17	76	(1)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	204	850	239	16,704	44
Net increase (decrease) in net assets resulting from operations	112	(2,821)	256	16,780	43

Contract transactions
Contract purchase payments	2,310	16,953	781	12,513	156
Net transfers(1)	2,563	(7,658)	14	3,561	15
Transfers for policy loans	—	—	—	—	—
Policy charges	(1,261)	(1,358)	(176)	(1,047)	(62)
Contract terminations:
Surrender benefits	(71)	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	3,541	7,937	619	15,027	109
Net assets at beginning of year	2,427	71,364	104	29,844	129
Net assets at end of year	$6,080	$76,480	$979	$61,651	$281

Accumulation unit activity(2)
Units outstanding at beginning of year	2,241	52,763	—	15,964	—
Units purchased	5,257	13,533	738	8,409	212
Units redeemed	(1,468)	(7,311)	(152)	(551)	(73)
Units outstanding at end of year	6,030	58,985	586	23,822	139

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	137

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1
Operations
Investment income (loss) — net	$—	$(2,441)	$—	$—	$—
Net realized gain (loss) on sales of investments	(19)	1,938	—	(56)	(1)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	322	20,324	9	299	642
Net increase (decrease) in net assets resulting from operations	303	19,821	9	243	641

Contract transactions
Contract purchase payments	579	20,831	141	3,976	342
Net transfers(1)	(33)	(24,033)	51	6,175	8,472
Transfers for policy loans	—	2,422	—	—	—
Policy charges	(106)	(13,040)	(32)	(1,407)	(312)
Contract terminations:
Surrender benefits	—	(1,948)	—	(23)	(21)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	440	(15,768)	160	8,721	8,481
Net assets at beginning of year	4,377	605,597	22	22	22
Net assets at end of year	$5,120	$609,650	$191	$8,986	$9,144

Accumulation unit activity(2)
Units outstanding at beginning of year	2,458	208,094	—	—	—
Units purchased	403	10,734	171	8,908	8,069
Units redeemed	(95)	(15,518)	(28)	(1,284)	(285)
Units outstanding at end of year	2,766	203,310	143	7,624	7,784

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

138	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Wanger Intl	Wanger USA	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$64,846	$(33,042)	$23	$159
Net realized gain (loss) on sales of investments	(80,946)	(244,032)	—	1
Distributions from capital gains	158,350	644,555	—	—
Net change in unrealized appreciation or depreciation of investments	471,220	984,451	23	169
Net increase (decrease) in net assets resulting from operations	613,470	1,351,932	46	329

Contract transactions
Contract purchase payments	186,644	189,635	475	966
Net transfers(1)	(231,524)	(394,613)	—	—
Transfers for policy loans	14,019	(5,634)	—	—
Policy charges	(130,572)	(172,504)	(130)	(78)
Contract terminations:
Surrender benefits	(106,959)	(283,625)	—	—
Death benefits	—	—	—	—
Increase (decrease) from contract transactions	(268,392)	(666,741)	345	888
Net assets at beginning of year	4,881,430	6,511,145	211	3,386
Net assets at end of year	$5,226,508	$7,196,336	$602	$4,603

Accumulation unit activity(2)
Units outstanding at beginning of year	1,828,505	1,499,358	121	2,537
Units purchased	83,849	47,819	445	763
Units redeemed	(193,659)	(193,198)	(121)	(61)
Units outstanding at end of year	1,718,695	1,353,979	445	3,239

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	139

Notes to Financial Statements

1.  ORGANIZATION

RiverSource of New York Account 8 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for individual variable life insurance policies issued by RiverSource Life of NY. The following is a list of each variable life insurance product funded through the Account.

RiverSource Succession Select® Variable Life Insurance*

RiverSource® Variable Second-To-Die Life Insurance*

RiverSource® Variable Universal Life Insurance*

RiverSource® Variable Universal Life Insurance III*

RiverSource® Variable Universal Life IV*

RiverSource® Variable Universal Life IV – Estate Series*

RiverSource® Variable Universal Life 5*

RiverSource® Variable Universal Life 5 – Estate Series*

RiverSource® Variable Universal Life 6 Insurance

*

New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2021, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl A	AB VPS Large Cap Growth Portfolio (Class A)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
Allspg VT Index Asset Alloc, Cl 2	Allspring VT Index Asset Allocation Fund – Class 2 (previously Wells Fargo VT Index Asset Allocation Fund – Class 2)
Allspg VT Intl Eq, Cl 2	Allspring VT International Equity Fund – Class 2 (previously Wells Fargo VT International Equity Fund – Class 2)
Allspg VT Opp, Cl 1	Allspring VT Opportunity Fund – Class 1 (previously Wells Fargo VT Opportunity Fund – Class 1)
Allspg VT Opp, Cl 2	Allspring VT Opportunity Fund – Class 2 (previously Wells Fargo VT Opportunity Fund – Class 2)
Allspg VT Sm Cap Gro, Cl 1	Allspring VT Small Cap Growth Fund – Class 1 (previously Wells Fargo VT Small Cap Growth Fund – Class 1)
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2 (previously Wells Fargo VT Small Cap Growth Fund – Class 2)
ALPS Alerian Engy Infr, Class I	ALPS/Alerian Energy Infrastructure Portfolio: Class I
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl I	American Century VP International, Class I
AC VP Intl, Cl II	American Century VP International, Class II
AC VP Val, Cl I	American Century VP Value, Class I
AC VP Val, Cl II	American Century VP Value, Class II
BlackRock Global Alloc, Cl I	BlackRock Global Allocation V.I. Fund (Class I)
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I

140	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Division	Fund
Col VP Bal, Cl 1	Columbia Variable Portfolio – Balanced Fund (Class 1)
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Commodity Strategy, Cl 1	Columbia Variable Portfolio – Commodity Strategy Fund (Class 1)
Col VP Commodity Strategy, Cl 2	Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)
Col VP Contrarian Core, Cl 1	Columbia Variable Portfolio – Contrarian Core Fund (Class 1)
Col VP Contrarian Core, Cl 2	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
Col VP Disciplined Core, Cl 1	Columbia Variable Portfolio – Disciplined Core Fund (Class 1)
Col VP Disciplined Core, Cl 2	Columbia Variable Portfolio – Disciplined Core Fund (Class 2)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 1	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 1)
Col VP Divd Opp, Cl 2	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emerg Mkts Bond, Cl 1	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 1)
Col VP Emerg Mkts Bond, Cl 2	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)
Col VP Emer Mkts, Cl 1	Columbia Variable Portfolio – Emerging Markets Fund (Class 1)
Col VP Emer Mkts, Cl 2	Columbia Variable Portfolio – Emerging Markets Fund (Class 2)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 2	Columbia Variable Portfolio – Global Strategic Income Fund (Class 2)
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3)
Col VP Govt Money Mkt, Cl 1	Columbia Variable Portfolio – Government Money Market Fund (Class 1)
Col VP Govt Money Mkt, Cl 2	Columbia Variable Portfolio – Government Money Market Fund (Class 2)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 1	Columbia Variable Portfolio – High Yield Bond Fund (Class 1)
Col VP Hi Yield Bond, Cl 2	Columbia Variable Portfolio – High Yield Bond Fund (Class 2)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 1	Columbia Variable Portfolio – Income Opportunities Fund (Class 1)
Col VP Inc Opp, Cl 2	Columbia Variable Portfolio – Income Opportunities Fund (Class 2)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 1	Columbia Variable Portfolio – Intermediate Bond Fund (Class 1)
Col VP Inter Bond, Cl 2	Columbia Variable Portfolio – Intermediate Bond Fund (Class 2)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 1	Columbia Variable Portfolio – Large Cap Growth Fund (Class 1)
Col VP Lg Cap Gro, Cl 2	Columbia Variable Portfolio – Large Cap Growth Fund (Class 2)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 1	Columbia Variable Portfolio – Large Cap Index Fund (Class 1)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 1	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 1)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Long Govt/Cr Bond, Cl 1	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 1)
Col VP Long Govt/Cr Bond, Cl 2	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2)
Col VP Mid Cap Gro, Cl 1	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 1) (renamed to Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 1) effective sometime during the second quarter 2022)
Col VP Mid Cap Gro, Cl 2	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (renamed to Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 2) effective sometime during the second quarter 2022)
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (renamed to Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3) effective sometime during the second quarter 2022)
Col VP Overseas Core, Cl 1	Columbia Variable Portfolio – Overseas Core Fund (Class 1)
Col VP Overseas Core, Cl 2	Columbia Variable Portfolio – Overseas Core Fund (Class 2)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 1	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 1)
Col VP Select Lg Cap Val, Cl 2	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 2)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Val, Cl 1	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 1)
Col VP Select Mid Cap Val, Cl 2	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 2)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 1	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 1)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	141

Division	Fund
Col VP Select Sm Cap Val, Cl 2	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP Strategic Inc, Cl 1	Columbia Variable Portfolio – Strategic Income Fund (Class 1)
Col VP Strategic Inc, Cl 2	Columbia Variable Portfolio – Strategic Income Fund (Class 2)
Col VP US Govt Mtge, Cl 1	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 1)
Col VP US Govt Mtge, Cl 2	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio(1)
CTIVP Allspg Short Dur Govt, Cl 1	CTIVP® – Allspring Short Duration Government Fund (Class 1)(2) (previously CTIVP® – Wells Fargo Short Duration Government Fund (Class 1))
CTIVP Allspg Short Dur Govt, Cl 2	CTIVP® – Allspring Short Duration Government Fund (Class 2)(3) (previously CTIVP® – Wells Fargo Short Duration Government Fund (Class 2))
CTIVP AC Div Bond, Cl 1	CTIVP® – American Century Diversified Bond Fund (Class 1)
CTIVP AC Div Bond, Cl 2	CTIVP® – American Century Diversified Bond Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 1)
CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP CenterSquare Real Est, Cl 1	CTIVP® – CenterSquare Real Estate Fund (Class 1)
CTIVP CenterSquare Real Est, Cl 2	CTIVP® – CenterSquare Real Estate Fund (Class 2)
CTIVP Loomis Sayles Gro, Cl 1	CTIVP® – Loomis Sayles Growth Fund (Class 1) (renamed to CTIVP® – Principal Blue Chip Growth Fund (Class 1) effective sometime during the second quarter 2022)
CTIVP Loomis Sayles Gro, Cl 2	CTIVP® – Loomis Sayles Growth Fund (Class 2) (renamed to CTIVP® – Principal Blue Chip Growth Fund (Class 2) effective sometime during the second quarter 2022)
CTIVP MFS Val, Cl 1	CTIVP® – MFS® Value Fund (Class 1)
CTIVP MFS Val, Cl 2	CTIVP® – MFS® Value Fund (Class 2)
CTIVP MS Adv, Cl 1	CTIVP® – Morgan Stanley Advantage Fund (Class 1)
CTIVP MS Adv, Cl 2	CTIVP® – Morgan Stanley Advantage Fund (Class 2)
CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 1)
CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 2)
CTIVP TCW Core Plus Bond, Cl 1	CTIVP® – TCW Core Plus Bond Fund (Class 1)
CTIVP TCW Core Plus Bond, Cl 2	CTIVP® – TCW Core Plus Bond Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP® – Victory Sycamore Established Value Fund (Class 1)
CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP® – Victory Sycamore Established Value Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP® – Westfield Mid Cap Growth Fund (Class 1)
CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP® – Westfield Mid Cap Growth Fund (Class 2)
Del Ivy VIP Asset Strategy, Cl II	Delaware Ivy VIP Asset Strategy, Class II (previously Ivy VIP Asset Strategy, Class II)
DWS Alt Asset Alloc VIP, Cl A	DWS Alternative Asset Allocation VIP, Class A
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Init Cl	Fidelity® VIP ContrafundSM Portfolio Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Mid Cap, Init Cl	Fidelity® VIP Mid Cap Portfolio Initial Class
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Fid VIP Strategic Inc, Init Cl	Fidelity® VIP Strategic Income Portfolio Initial Class
Fid VIP Strategic Inc, Serv Cl 2	Fidelity® VIP Strategic Income Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 1	Franklin Income VIP Fund – Class 1
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 1	Franklin Mutual Shares VIP Fund – Class 1
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 1	Franklin Small Cap Value VIP Fund – Class 1
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares

142	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Division	Fund
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Bal Risk Alloc, Ser I	Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Dis Mid Cap Gro, Ser I	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares(4) (previously Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I Shares)
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI Global, Ser I	Invesco V.I. Global Fund, Series I Shares (previously Invesco Oppenheimer V.I. Global Fund, Series I Shares)
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares (previously Invesco Oppenheimer V.I. Global Fund, Series II Shares)
Invesco VI Gbl Strat Inc, Ser I	Invesco V.I. Global Strategic Income Fund, Series I Shares (previously Invesco Oppenheimer V.I. Global Strategic Income Fund, Series I Shares)
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares (previously Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares)
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares (renamed to Invesco V.I. EQV International Equity Fund, Series II Shares effective sometime during the second quarter 2022)
Invesco VI Mn St Sm Cap, Ser I	Invesco V.I. Main Street Small Cap Fund®, Series I Shares (previously Invesco Oppenheimer V.I. Main Street Small Cap Fund®, Series I Shares)
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares (previously Invesco Oppenheimer V.I. Main Street Small Cap Fund®, Series II Shares)
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Janus Henderson VIT Bal, Inst	Janus Henderson VIT Balanced Portfolio: Institutional Shares
Janus Henderson VIT Bal, Serv	Janus Henderson VIT Balanced Portfolio: Service Shares
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flexible Bond Portfolio: Institutional Shares
Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Flexible Bond Portfolio: Service Shares
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Inst	Janus Henderson VIT Research Portfolio: Institutional Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Inv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Investor Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Init Cl	MFS® Utilities Series – Initial Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl I	Morgan Stanley VIF Discovery Portfolio, Class I Shares
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
NB AMT Sus Eq, Cl I	Neuberger Berman AMT Sustainable Equity Portfolio (Class I)
NB AMT Sus Eq, Cl S	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT All Asset, Inst Cl	PIMCO VIT All Asset Portfolio, Institutional Class
PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
PIMCO VIT Tot Return, Inst Cl	PIMCO VIT Total Return Portfolio, Institutional Class
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	143

Division	Fund
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Temp Global Bond, Cl 1	Templeton Global Bond VIP Fund – Class 1
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Third Ave VST Third Ave Value	Third Avenue VST Third Avenue Value Portfolio (previously Third Avenue VST FFI Strategies Portfolio)
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 1	Variable Portfolio – Aggressive Portfolio (Class 1)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 1	Variable Portfolio – Conservative Portfolio (Class 1)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Vol Conserv, Cl 1	Variable Portfolio – Managed Volatility Conservative Fund (Class 1)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 1	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 1)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 1	Variable Portfolio – Managed Volatility Growth Fund (Class 1)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 1	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 1)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 1	Variable Portfolio – Moderate Portfolio (Class 1)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 1	Variable Portfolio – Moderately Aggressive Portfolio (Class 1)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 1	Variable Portfolio – Moderately Conservative Portfolio (Class 1)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Bond, Cl 1	Variable Portfolio – Partners Core Bond Fund (Class 1)
VP Ptnrs Core Bond, Cl 2	Variable Portfolio – Partners Core Bond Fund (Class 2)
VP Ptnrs Core Eq, Cl 1	Variable Portfolio – Partners Core Equity Fund (Class 1)
VP Ptnrs Core Eq, Cl 2	Variable Portfolio – Partners Core Equity Fund (Class 2)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Intl Core Eq, Cl 1	Variable Portfolio – Partners International Core Equity Fund (Class 1)
VP Ptnrs Intl Core Eq, Cl 2	Variable Portfolio – Partners International Core Equity Fund (Class 2)
VP Ptnrs Intl Gro, Cl 1	Variable Portfolio – Partners International Growth Fund (Class 1)
VP Ptnrs Intl Gro, Cl 2	Variable Portfolio – Partners International Growth Fund (Class 2)
VP Ptnrs Intl Val, Cl 1	Variable Portfolio – Partners International Value Fund (Class 1)
VP Ptnrs Intl Val, Cl 2	Variable Portfolio – Partners International Value Fund (Class 2)
VP Ptnrs Sm Cap Gro, Cl 1	Variable Portfolio – Partners Small Cap Growth Fund (Class 1)
VP Ptnrs Sm Cap Gro, Cl 2	Variable Portfolio – Partners Small Cap Growth Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 1	Variable Portfolio – Partners Small Cap Value Fund (Class 1)
VP Ptnrs Sm Cap Val, Cl 2	Variable Portfolio – Partners Small Cap Value Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP US Flex Conserv Gro, Cl 1	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 1)
VP US Flex Gro, Cl 1	Variable Portfolio – U.S. Flexible Growth Fund (Class 1)
VP US Flex Mod Gro, Cl 1	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 1)
Wanger Intl	Wanger International
Wanger USA	Wanger USA (renamed to Wanger Acorn effective sometime during the second quarter 2022)
WA Var Global Hi Yd Bond, Cl I	Western Asset Variable Global High Yield Bond Portfolio – Class I
WA Var Global Hi Yd Bond, Cl II	Western Asset Variable Global High Yield Bond Portfolio – Class II

(1)	Effective October 15, 2021, the portfolio performed a reverse share split. Shareholders of the portfolio received 1 share in exchange for every 6 shares of the portfolio owned.
(2)	CTIVP® – Allspring Short Duration Government Fund (Class 1) is scheduled to liquidate sometime during the second quarter of 2022.
(3)	CTIVP® – Allspring Short Duration Government Fund (Class 2) is scheduled to liquidate sometime during the second quarter of 2022._
(4)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the variable life insurance policies.

144	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2021.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.  VARIABLE ACCOUNT EXPENSES

RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.00%, 0.20%, 0.30%, 0.45% or 0.90% of the average daily net assets of each subaccount depending on the product selected.

4.  POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life of NY is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse RiverSource Life of NY for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life of NY deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life of NY for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life of NY for paying premium taxes imposed by the state of New York.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	145

Each month RiverSource Life of NY deducts charges for any optional insurance benefits added to the policy by rider.

Some products may also charge a death benefit guarantee charge or a no lapse guarantee charge.

5.  SURRENDER CHARGES

RiverSource Life of NY may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for surrenders are not identified on an individual division basis.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2021 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$8
AB VPS Gro & Inc, Cl B	184,068
AB VPS Intl Val, Cl B	284,478
AB VPS Lg Cap Gro, Cl A	102,496
AB VPS Lg Cap Gro, Cl B	426,578
Allspg VT Index Asset Alloc, Cl 2	118,536
Allspg VT Intl Eq, Cl 2	45,638
Allspg VT Opp, Cl 1	1,584
Allspg VT Opp, Cl 2	157,088
Allspg VT Sm Cap Gro, Cl 1	70,517
Allspg VT Sm Cap Gro, Cl 2	442,496
ALPS Alerian Engy Infr, Class I	2,042
ALPS Alerian Engy Infr, Class III	45,460
AC VP Intl, Cl I	50,948
AC VP Intl, Cl II	101,529
AC VP Val, Cl I	190,228
AC VP Val, Cl II	180,715
BlackRock Global Alloc, Cl I	113,697
BlackRock Global Alloc, Cl III	156,716
Calvert VP SRI Bal, Cl I	953,368
Col VP Bal, Cl 1	632,453
Col VP Bal, Cl 3	864,991
Col VP Commodity Strategy, Cl 1	35,475
Col VP Commodity Strategy, Cl 2	5,576
Col VP Contrarian Core, Cl 1	78,933
Col VP Contrarian Core, Cl 2	20,173
Col VP Disciplined Core, Cl 1	49,274
Col VP Disciplined Core, Cl 2	25,975
Col VP Disciplined Core, Cl 3	387,333
Col VP Divd Opp, Cl 1	101,620
Col VP Divd Opp, Cl 2	5,603
Col VP Divd Opp, Cl 3	454,922
Col VP Emerg Mkts Bond, Cl 1	2,374

Division	Purchases
Col VP Emerg Mkts Bond, Cl 2	$11,200
Col VP Emer Mkts, Cl 1	91,119
Col VP Emer Mkts, Cl 2	61,677
Col VP Emer Mkts, Cl 3	505,212
Col VP Global Strategic Inc, Cl 2	8,311
Col VP Global Strategic Inc, Cl 3	178,930
Col VP Govt Money Mkt, Cl 1	49,408
Col VP Govt Money Mkt, Cl 2	183,907
Col VP Govt Money Mkt, Cl 3	419,686
Col VP Hi Yield Bond, Cl 1	16,022
Col VP Hi Yield Bond, Cl 2	36,449
Col VP Hi Yield Bond, Cl 3	400,274
Col VP Inc Opp, Cl 1	2,026
Col VP Inc Opp, Cl 2	8,642
Col VP Inc Opp, Cl 3	147,554
Col VP Inter Bond, Cl 1	28,316
Col VP Inter Bond, Cl 2	21,586
Col VP Inter Bond, Cl 3	1,207,883
Col VP Lg Cap Gro, Cl 1	476,101
Col VP Lg Cap Gro, Cl 2	63,970
Col VP Lg Cap Gro, Cl 3	184,297
Col VP Lg Cap Index, Cl 1	856,948
Col VP Lg Cap Index, Cl 3	872,928
Col VP Limited Duration Cr, Cl 1	19,486
Col VP Limited Duration Cr, Cl 2	208,893
Col VP Long Govt/Cr Bond, Cl 1	4,480
Col VP Long Govt/Cr Bond, Cl 2	3,023
Col VP Mid Cap Gro, Cl 1	44,400
Col VP Mid Cap Gro, Cl 2	7,880
Col VP Mid Cap Gro, Cl 3	185,876
Col VP Overseas Core, Cl 1	84,187
Col VP Overseas Core, Cl 2	33,969
Col VP Overseas Core, Cl 3	330,442

146	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Division	Purchases
Col VP Select Lg Cap Val, Cl 1	$135,395
Col VP Select Lg Cap Val, Cl 2	12,641
Col VP Select Lg Cap Val, Cl 3	330,626
Col VP Select Mid Cap Val, Cl 1	69,925
Col VP Select Mid Cap Val, Cl 2	16,219
Col VP Select Mid Cap Val, Cl 3	94,529
Col VP Select Sm Cap Val, Cl 1	19,114
Col VP Select Sm Cap Val, Cl 2	25,521
Col VP Select Sm Cap Val, Cl 3	115,999
Col VP Strategic Inc, Cl 1	31,114
Col VP Strategic Inc, Cl 2	73,897
Col VP US Govt Mtge, Cl 1	9,082
Col VP US Govt Mtge, Cl 2	1,408
Col VP US Govt Mtge, Cl 3	187,779
CS Commodity Return	92,051
CTIVP Allspg Short Dur Govt, Cl 1	24,739
CTIVP Allspg Short Dur Govt, Cl 2	1,498
CTIVP AC Div Bond, Cl 1	7,435
CTIVP AC Div Bond, Cl 2	18,313
CTIVP BR Gl Infl Prot Sec, Cl 1	70,440
CTIVP BR Gl Infl Prot Sec, Cl 2	7,361
CTIVP BR Gl Infl Prot Sec, Cl 3	91,695
CTIVP CenterSquare Real Est, Cl 1	10,182
CTIVP CenterSquare Real Est, Cl 2	66,343
CTIVP Loomis Sayles Gro, Cl 1	65,821
CTIVP Loomis Sayles Gro, Cl 2	4,431
CTIVP MFS Val, Cl 1	34,509
CTIVP MFS Val, Cl 2	29,562
CTIVP MS Adv, Cl 1	31,995
CTIVP MS Adv, Cl 2	38,248
CTIVP T Rowe Price LgCap Val, Cl 1	82,756
CTIVP T Rowe Price LgCap Val, Cl 2	24,254
CTIVP TCW Core Plus Bond, Cl 1	9,926
CTIVP TCW Core Plus Bond, Cl 2	5,253
CTIVP Vty Sycamore Estb Val, Cl 1	137,502
CTIVP Vty Sycamore Estb Val, Cl 2	42,143
CTIVP Vty Sycamore Estb Val, Cl 3	217,443
CTIVP Westfield Mid Cap Gro, Cl 1	21,669
CTIVP Westfield Mid Cap Gro, Cl 2	25,160
Del Ivy VIP Asset Strategy, Cl II	14,105
DWS Alt Asset Alloc VIP, Cl A	5,070
DWS Alt Asset Alloc VIP, Cl B	22,130
EV VT Floating-Rate Inc, Init Cl	157,977
Fid VIP Contrafund, Init Cl	242,150
Fid VIP Contrafund, Serv Cl 2	1,180,639
Fid VIP Gro & Inc, Serv Cl	429,553
Fid VIP Gro & Inc, Serv Cl 2	177,279
Fid VIP Mid Cap, Init Cl	148,376
Fid VIP Mid Cap, Serv Cl	1,150,219
Fid VIP Mid Cap, Serv Cl 2	1,263,003
Fid VIP Overseas, Serv Cl	208,043
Fid VIP Overseas, Serv Cl 2	317,878
Fid VIP Strategic Inc, Init Cl	150,358
Fid VIP Strategic Inc, Serv Cl 2	8,410
Frank Global Real Est, Cl 2	326,344
Frank Inc, Cl 1	2,805
Frank Inc, Cl 2	52,413
Frank Mutual Shares, Cl 1	1,506
Frank Mutual Shares, Cl 2	173,085

Division	Purchases
Frank Sm Cap Val, Cl 1	$28,217
Frank Sm Cap Val, Cl 2	464,996
GS VIT Mid Cap Val, Inst	1,249,241
GS VIT Multi-Strategy Alt, Advisor	12,511
GS VIT Sm Cap Eq Insights, Inst	143,634
GS VIT U.S. Eq Insights, Inst	815,134
Invesco VI Am Fran, Ser I	102,628
Invesco VI Am Fran, Ser II	456,176
Invesco VI Bal Risk Alloc, Ser I	6,498
Invesco VI Bal Risk Alloc, Ser II	69,429
Invesco VI Comstock, Ser II	95,782
Invesco VI Core Eq, Ser I	441,206
Invesco VI Dis Mid Cap Gro, Ser I	179,852
Invesco VI Div Divd, Ser I	88,200
Invesco VI Global, Ser I	57,390
Invesco VI Global, Ser II	446,746
Invesco VI Gbl Strat Inc, Ser I	4,124
Invesco VI Gbl Strat Inc, Ser II	247,896
Invesco VI Intl Gro, Ser II	201,662
Invesco VI Mn St Sm Cap, Ser I	97,558
Invesco VI Mn St Sm Cap, Ser II	350,628
Invesco VI Tech, Ser I	396,883
Janus Henderson VIT Bal, Inst	86,804
Janus Henderson VIT Bal, Serv	8,276
Janus Henderson VIT Enter, Serv	110,796
Janus Henderson VIT Flex Bd, Inst	3,449
Janus Henderson VIT Flex Bd, Serv	2,863
Janus Hend VIT Gbl Tech Innov, Srv	480,241
Janus Henderson VIT Overseas, Serv	129,445
Janus Henderson VIT Res, Inst	4,867
Janus Henderson VIT Res, Serv	108,464
Lazard Ret Global Dyn MA, Inv	2,425
Lazard Ret Global Dyn MA, Serv	4,777
MFS Mass Inv Gro Stock, Serv Cl	636,380
MFS New Dis, Serv Cl	837,033
MFS Utilities, Init Cl	16,387
MFS Utilities, Serv Cl	122,205
MS VIF Dis, Cl I	110,684
MS VIF Dis, Cl II	1,265,661
MS VIF Global Real Est, Cl II	61,515
NB AMT Sus Eq, Cl I	4,212
NB AMT Sus Eq, Cl S	10,301
NB AMT US Eq Index PW Strat, Cl S	11,535
PIMCO VIT All Asset, Advisor Cl	204,781
PIMCO VIT All Asset, Inst Cl	6,658
PIMCO VIT Glb Man As Alloc, Adv Cl	1,367
PIMCO VIT Tot Return, Advisor Cl	183,143
PIMCO VIT Tot Return, Inst Cl	22,795
Put VT Global Hlth Care, Cl IB	219,865
Put VT Hi Yield, Cl IB	48,829
Put VT Intl Eq, Cl IB	17,976
Put VT Sus Leaders, Cl IA	1,398,460
Put VT Sus Leaders, Cl IB	25,651
Royce Micro-Cap, Invest Cl	184,845
Temp Global Bond, Cl 1	5,368
Temp Global Bond, Cl 2	18,088
Third Ave VST Third Ave Value	84,208
VanEck VIP Global Gold, Cl S	46,767
VP Aggr, Cl 1	260,973

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	147

Division	Purchases
VP Aggr, Cl 2	$4,900,589
VP Aggr, Cl 4	750,299
VP Conserv, Cl 1	—
VP Conserv, Cl 2	265,509
VP Conserv, Cl 4	34,844
VP Man Vol Conserv, Cl 1	—
VP Man Vol Conserv, Cl 2	35,001
VP Man Vol Conserv Gro, Cl 1	60,150
VP Man Vol Conserv Gro, Cl 2	18,285
VP Man Vol Gro, Cl 1	378,836
VP Man Vol Gro, Cl 2	110,816
VP Man Vol Mod Gro, Cl 1	36,128
VP Man Vol Mod Gro, Cl 2	346,324
VP Mod, Cl 1	1,521,499
VP Mod, Cl 2	6,339,053
VP Mod, Cl 4	1,333,559
VP Mod Aggr, Cl 1	3,017,226
VP Mod Aggr, Cl 2	9,005,228
VP Mod Aggr, Cl 4	2,132,104
VP Mod Conserv, Cl 1	—
VP Mod Conserv, Cl 2	1,022,737
VP Mod Conserv, Cl 4	117,901
VP Ptnrs Core Bond, Cl 1	9,695

Division	Purchases
VP Ptnrs Core Bond, Cl 2	$990
VP Ptnrs Core Eq, Cl 1	594
VP Ptnrs Core Eq, Cl 2	124
VP Ptnrs Core Eq, Cl 3	31,260
VP Ptnrs Intl Core Eq, Cl 1	26,872
VP Ptnrs Intl Core Eq, Cl 2	9,419
VP Ptnrs Intl Gro, Cl 1	26,354
VP Ptnrs Intl Gro, Cl 2	50,351
VP Ptnrs Intl Val, Cl 1	4,565
VP Ptnrs Intl Val, Cl 2	7,117
VP Ptnrs Sm Cap Gro, Cl 1	6,530
VP Ptnrs Sm Cap Gro, Cl 2	6,356
VP Ptnrs Sm Cap Val, Cl 1	1,178
VP Ptnrs Sm Cap Val, Cl 2	312
VP Ptnrs Sm Cap Val, Cl 3	168,433
VP US Flex Conserv Gro, Cl 1	706
VP US Flex Gro, Cl 1	11,563
VP US Flex Mod Gro, Cl 1	52
Wanger Intl	394,926
Wanger USA	581,750
WA Var Global Hi Yd Bond, Cl I	7,662
WA Var Global Hi Yd Bond, Cl II	6,397

8.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2021	—	$1.54	to	$1.34	$1	1.56%	0.00%	to	0.90%	9.28%		to	8.30%
2020	—	$1.41	to	$1.24	$0	1.45%	0.00%	to	0.90%	4.87%		to	3.92%
2019	—	$1.34	to	$1.19	$0	1.82%	0.00%	to	0.90%	15.24%		to	14.21%
2018	—	$1.16	to	$1.05	$0	1.60%	0.00%	to	0.90%	(7.35%)		to	(8.18%)
2017	—	$1.26	to	$1.14	$0	1.80%	0.00%	to	0.90%	14.32%		to	13.30%
AB VPS Gro & Inc, Cl B
2021	721	$2.35	to	$4.07	$2,756	0.64%	0.30%	to	0.90%	27.45%		to	26.69%
2020	761	$1.85	to	$3.21	$2,331	1.33%	0.30%	to	0.90%	2.17%		to	1.55%
2019	783	$1.81	to	$3.17	$2,337	1.03%	0.30%	to	0.90%	23.24%		to	22.50%
2018	821	$1.47	to	$2.58	$2,042	0.76%	0.30%	to	0.90%	(6.13%)		to	(6.69%)
2017	1,068	$1.56	to	$2.77	$2,629	1.26%	0.30%	to	0.90%	18.24%		to	17.54%
AB VPS Intl Val, Cl B
2021	1,523	$1.32	to	$1.84	$2,868	1.72%	0.30%	to	0.90%	10.52%		to	9.86%
2020	1,530	$1.19	to	$1.68	$2,626	1.55%	0.30%	to	0.90%	1.90%		to	1.30%
2019	1,608	$1.17	to	$1.66	$2,711	0.81%	0.30%	to	0.90%	16.44%		to	15.74%
2018	1,729	$1.01	to	$1.43	$2,471	1.09%	0.30%	to	0.90%	(23.21%)		to	(23.67%)
2017	1,792	$1.31	to	$1.88	$3,343	1.91%	0.30%	to	0.90%	24.72%		to	23.98%
AB VPS Lg Cap Gro, Cl A
2021	59	$2.07	to	$2.07	$122	—	0.00%	to	0.00%	28.97%		to	28.97%
2020	28	$1.61	to	$1.61	$46	—	0.00%	to	0.00%	35.49%		to	35.49%
2019	16	$1.19	to	$1.19	$20	—	0.00%	to	0.00%	10.78	%(7)	to	10.78	%(7)
AB VPS Lg Cap Gro, Cl B
2021	350	$5.47	to	$5.32	$2,208	—	0.00%	to	0.90%	28.65%		to	27.50%
2020	410	$4.25	to	$4.17	$2,022	—	0.00%	to	0.90%	35.15%		to	33.94%
2019	357	$3.15	to	$3.11	$1,282	—	0.00%	to	0.90%	34.37%		to	33.16%
2018	292	$2.34	to	$2.34	$780	—	0.00%	to	0.90%	2.32%		to	1.40%
2017	261	$2.29	to	$2.31	$671	—	0.00%	to	0.90%	31.67%		to	30.50%

148	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Allspg VT Index Asset Alloc, Cl 2
2021	268	$2.32	to	$3.96	$620	0.56%	0.30%	to	0.90%	15.65%		to	14.96%
2020	309	$2.01	to	$3.45	$617	0.83%	0.30%	to	0.90%	16.24%		to	15.54%
2019	297	$1.73	to	$2.98	$527	1.09%	0.30%	to	0.90%	19.80%		to	19.08%
2018	315	$1.44	to	$2.51	$482	0.97%	0.30%	to	0.90%	(3.20%)		to	(3.78%)
2017	307	$1.49	to	$2.60	$527	0.75%	0.30%	to	0.90%	11.92%		to	11.25%
Allspg VT Intl Eq, Cl 2
2021	482	$1.43	to	$2.11	$1,051	1.07%	0.30%	to	0.90%	6.55%		to	5.91%
2020	514	$1.34	to	$1.99	$1,054	2.55%	0.30%	to	0.90%	4.62%		to	3.99%
2019	532	$1.28	to	$1.92	$1,047	3.69%	0.30%	to	0.90%	15.14%		to	14.45%
2018	546	$1.11	to	$1.68	$934	11.19%	0.30%	to	0.90%	(17.53%)		to	(18.03%)
2017	612	$1.35	to	$2.04	$1,255	2.83%	0.30%	to	0.90%	23.97%		to	23.23%
Allspg VT Opp, Cl 1
2021	2	$1.76	to	$1.76	$3	0.23%	0.00%	to	0.00%	25.06%		to	25.06%
2020	1	$1.41	to	$1.41	$1	0.74%	0.00%	to	0.00%	21.32%		to	21.32%
2019	0	$1.16	to	$1.16	$0	0.87%	0.00%	to	0.00%	10.25	%(7)	to	10.25	%(7)
Allspg VT Opp, Cl 2
2021	298	$3.57	to	$6.11	$1,579	0.04%	0.00%	to	0.90%	24.78%		to	23.66%
2020	300	$2.86	to	$4.94	$1,291	0.43%	0.00%	to	0.90%	21.01%		to	19.92%
2019	354	$2.37	to	$4.12	$1,276	0.28%	0.00%	to	0.90%	31.46%		to	30.29%
2018	379	$1.80	to	$3.16	$1,048	0.19%	0.00%	to	0.90%	(7.15%)		to	(7.98%)
2017	373	$1.94	to	$3.43	$1,143	0.68%	0.00%	to	0.90%	20.44%		to	19.36%
Allspg VT Sm Cap Gro, Cl 1
2021	46	$1.81	to	$1.81	$83	—	0.00%	to	0.00%	7.93%		to	7.93%
2020	13	$1.68	to	$1.68	$22	—	0.00%	to	0.00%	58.10%		to	58.10%
2019	0	$1.06	to	$1.06	$0	—	0.00%	to	0.00%	3.90	%(7)	to	3.90	%(7)
Allspg VT Sm Cap Gro, Cl 2
2021	371	$4.01	to	$8.21	$1,937	—	0.00%	to	0.90%	7.64%		to	6.68%
2020	380	$3.72	to	$7.70	$1,837	—	0.00%	to	0.90%	57.78%		to	56.37%
2019	381	$2.36	to	$4.92	$1,249	—	0.00%	to	0.90%	24.83%		to	23.71%
2018	368	$1.89	to	$3.98	$1,003	—	0.00%	to	0.90%	1.31%		to	0.40%
2017	344	$1.87	to	$3.96	$916	—	0.00%	to	0.90%	25.86%		to	24.73%
ALPS Alerian Engy Infr, Class I
2021	2	$1.06	to	$1.06	$2	5.09%	0.00%	to	0.00%	38.25%		to	38.25%
2020	0	$0.76	to	$0.76	$0	5.30%	0.00%	to	0.00%	(24.85%)		to	(24.85%)
2019	—	$1.02	to	$1.02	$0	3.88%	0.00%	to	0.00%	0.35	%(7)	to	0.35	%(7)
ALPS Alerian Engy Infr, Class III
2021	464	$1.05	to	$0.80	$390	1.76%	0.00%	to	0.90%	37.78%		to	36.54%
2020	709	$0.77	to	$0.59	$432	2.76%	0.00%	to	0.90%	(25.12%)		to	(25.80%)
2019	526	$1.02	to	$0.79	$431	1.51%	0.00%	to	0.90%	20.41%		to	19.33%
2018	581	$0.85	to	$0.66	$397	2.09%	0.00%	to	0.90%	(18.95%)		to	(19.68%)
2017	517	$1.05	to	$0.82	$437	1.93%	0.00%	to	0.90%	(0.84%)		to	(1.73%)
AC VP Intl, Cl I
2021	355	$3.63	to	$2.15	$928	0.16%	0.45%	to	0.90%	8.26%		to	7.78%
2020	355	$3.35	to	$2.00	$856	0.48%	0.45%	to	0.90%	25.32%		to	24.75%
2019	376	$2.68	to	$1.60	$721	0.89%	0.45%	to	0.90%	27.84%		to	27.27%
2018	451	$2.09	to	$1.26	$676	1.27%	0.45%	to	0.90%	(15.60%)		to	(15.98%)
2017	459	$2.48	to	$1.50	$824	0.86%	0.45%	to	0.90%	30.62%		to	30.03%
AC VP Intl, Cl II
2021	499	$1.87	to	$3.47	$926	0.02%	0.30%	to	0.90%	8.28%		to	7.63%
2020	507	$1.73	to	$3.23	$881	0.39%	0.30%	to	0.90%	25.28%		to	24.53%
2019	536	$1.38	to	$2.59	$774	0.73%	0.30%	to	0.90%	27.76%		to	26.99%
2018	585	$1.08	to	$2.04	$658	1.06%	0.30%	to	0.90%	(15.55%)		to	(16.06%)
2017	560	$1.28	to	$2.43	$768	0.73%	0.30%	to	0.90%	30.55%		to	29.76%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	149

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AC VP Val, Cl I
2021	918	$1.43	to	$4.79	$4,099	1.75%	0.00%	to	0.90%	24.51%		to	23.39%
2020	940	$1.15	to	$3.88	$3,445	2.31%	0.00%	to	0.90%	0.98%		to	0.07%
2019	1,014	$1.14	to	$3.88	$3,737	2.11%	0.00%	to	0.90%	12.02	%(7)	to	25.90%
2018	1,159	$2.79	to	$3.08	$3,420	1.64%	0.45%	to	0.90%	(9.56%)		to	(9.97%)
2017	1,310	$3.09	to	$3.42	$4,296	1.66%	0.45%	to	0.90%	8.26%		to	7.77%
AC VP Val, Cl II
2021	1,182	$2.68	to	$4.00	$2,521	1.60%	0.00%	to	0.90%	24.28%		to	23.17%
2020	1,206	$2.16	to	$3.24	$2,099	2.17%	0.00%	to	0.90%	0.83%		to	(0.07%)
2019	1,271	$2.14	to	$3.25	$2,214	1.97%	0.00%	to	0.90%	26.92%		to	25.78%
2018	1,397	$1.69	to	$2.58	$1,970	1.49%	0.00%	to	0.90%	(9.28%)		to	(10.09%)
2017	1,481	$1.86	to	$2.87	$2,383	1.51%	0.00%	to	0.90%	8.58%		to	7.61%
BlackRock Global Alloc, Cl I
2021	67	$1.43	to	$1.43	$95	1.20%	0.00%	to	0.00%	6.67%		to	6.67%
2020	19	$1.34	to	$1.34	$25	3.35%	0.00%	to	0.00%	21.01%		to	21.01%
2019	0	$1.11	to	$1.11	$0	2.95%	0.00%	to	0.00%	6.61	%(7)	to	6.61	%(7)
BlackRock Global Alloc, Cl III
2021	336	$1.92	to	$1.51	$536	0.84%	0.00%	to	0.90%	6.42%		to	5.46%
2020	334	$1.80	to	$1.44	$502	1.40%	0.00%	to	0.90%	20.71%		to	19.63%
2019	319	$1.49	to	$1.20	$400	1.46%	0.00%	to	0.90%	17.75%		to	16.70%
2018	435	$1.27	to	$1.03	$468	0.86%	0.00%	to	0.90%	(7.58%)		to	(8.41%)
2017	471	$1.37	to	$1.12	$547	1.51%	0.00%	to	0.90%	13.71%		to	12.69%
Calvert VP SRI Bal, Cl I
2021	947	$2.15	to	$2.63	$2,937	1.24%	0.30%	to	0.90%	14.77%		to	14.08%
2020	691	$1.87	to	$2.30	$1,827	2.59%	0.30%	to	0.90%	14.91%		to	14.22%
2019	208	$1.63	to	$2.02	$483	2.01%	0.30%	to	0.90%	24.03%		to	23.29%
2018	171	$1.31	to	$1.64	$318	1.65%	0.30%	to	0.90%	(2.96%)		to	(3.55%)
2017	181	$1.35	to	$1.70	$356	1.77%	0.30%	to	0.90%	11.67%		to	10.99%
Col VP Bal, Cl 1
2021	704	$1.54	to	$1.54	$1,087	—	0.00%	to	0.00%	14.87%		to	14.87%
2020	287	$1.34	to	$1.34	$386	—	0.00%	to	0.00%	17.77%		to	17.77%
2019	—	$1.14	to	$1.14	$0	—	0.00%	to	0.00%	7.86	%(7)	to	7.86	%(7)
Col VP Bal, Cl 3
2021	6,268	$2.57	to	$2.83	$19,187	—	0.00%	to	0.90%	14.74%		to	13.71%
2020	6,627	$2.24	to	$2.49	$17,721	—	0.00%	to	0.90%	17.59%		to	16.53%
2019	6,990	$1.90	to	$2.13	$15,642	—	0.00%	to	0.90%	22.78%		to	21.68%
2018	7,598	$1.55	to	$1.75	$13,906	—	0.00%	to	0.90%	(5.89%)		to	(6.74%)
2017	8,419	$1.65	to	$1.88	$16,544	—	0.00%	to	0.90%	14.52%		to	13.49%
Col VP Commodity Strategy, Cl 1
2021	30	$1.32	to	$1.32	$39	0.21%	0.00%	to	0.00%	32.63%		to	32.63%
2020	11	$1.00	to	$1.00	$11	2.45%	0.00%	to	0.00%	(1.29%)		to	(1.29%)
2019	—	$1.01	to	$1.01	$0	2.30%	0.00%	to	0.00%	3.06	%(7)	to	3.06	%(7)
Col VP Commodity Strategy, Cl 2
2021	38	$0.81	to	$0.81	$31	—	0.00%	to	0.00%	32.01%		to	32.01%
2020	31	$0.62	to	$0.62	$19	19.21%	0.00%	to	0.00%	(1.55%)		to	(1.55%)
2019	30	$0.63	to	$0.63	$19	0.92%	0.00%	to	0.00%	7.78%		to	7.78%
2018	21	$0.58	to	$0.58	$12	—	0.00%	to	0.00%	(14.17%)		to	(14.17%)
2017	8	$0.68	to	$0.68	$5	5.10%	0.00%	to	0.00%	1.71%		to	1.71%
Col VP Contrarian Core, Cl 1
2021	60	$1.81	to	$1.81	$108	—	0.00%	to	0.00%	24.28%		to	24.28%
2020	21	$1.46	to	$1.46	$31	—	0.00%	to	0.00%	22.35%		to	22.35%
2019	—	$1.19	to	$1.19	$0	—	0.00%	to	0.00%	11.36	%(7)	to	11.36	%(7)

150	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Contrarian Core, Cl 2
2021	52	$3.05	to	$3.05	$158	—	0.00%	to	0.00%	23.96%		to	23.96%
2020	49	$2.46	to	$2.46	$120	—	0.00%	to	0.00%	22.00%		to	22.00%
2019	46	$2.02	to	$2.02	$92	—	0.00%	to	0.00%	32.81%		to	32.81%
2018	36	$1.52	to	$1.52	$55	—	0.00%	to	0.00%	(9.14%)		to	(9.14%)
2017	28	$1.67	to	$1.67	$46	—	0.00%	to	0.00%	21.48%		to	21.48%
Col VP Disciplined Core, Cl 1
2021	25	$1.69	to	$1.69	$43	—	0.00%	to	0.00%	32.74%		to	32.74%
2020	0	$1.27	to	$1.27	$0	—	0.00%	to	0.00%	14.12%		to	14.12%
2019	—	$1.12	to	$1.12	$0	—	0.00%	to	0.00%	8.51	%(7)	to	8.51	%(7)
Col VP Disciplined Core, Cl 2
2021	124	$3.64	to	$3.64	$449	—	0.00%	to	0.00%	32.43%		to	32.43%
2020	121	$2.75	to	$2.75	$333	—	0.00%	to	0.00%	13.83%		to	13.83%
2019	114	$2.41	to	$2.41	$274	—	0.00%	to	0.00%	24.47%		to	24.47%
2018	117	$1.94	to	$1.94	$227	—	0.00%	to	0.00%	(3.85%)		to	(3.85%)
2017	96	$2.02	to	$2.02	$193	—	0.00%	to	0.00%	24.06%		to	24.06%
Col VP Disciplined Core, Cl 3
2021	9,994	$3.02	to	$3.00	$32,947	—	0.30%	to	0.90%	32.17%		to	31.38%
2020	10,852	$2.29	to	$2.28	$27,201	—	0.30%	to	0.90%	13.64%		to	12.96%
2019	11,866	$2.01	to	$2.02	$26,226	—	0.30%	to	0.90%	24.26%		to	23.52%
2018	13,037	$1.62	to	$1.63	$23,192	—	0.30%	to	0.90%	(4.03%)		to	(4.61%)
2017	14,208	$1.69	to	$1.71	$26,443	—	0.30%	to	0.90%	23.85%		to	23.11%
Col VP Divd Opp, Cl 1
2021	57	$1.42	to	$1.42	$81	—	0.00%	to	0.00%	26.16%		to	26.16%
2020	10	$1.13	to	$1.13	$11	—	0.00%	to	0.00%	1.15%		to	1.15%
2019	0	$1.12	to	$1.12	$0	—	0.00%	to	0.00%	7.17	%(7)	to	7.17	%(7)
Col VP Divd Opp, Cl 2
2021	44	$2.57	to	$2.57	$113	—	0.00%	to	0.00%	25.89%		to	25.89%
2020	43	$2.04	to	$2.04	$88	—	0.00%	to	0.00%	0.90%		to	0.90%
2019	39	$2.02	to	$2.02	$79	—	0.00%	to	0.00%	23.76%		to	23.76%
2018	28	$1.63	to	$1.63	$46	—	0.00%	to	0.00%	(6.01%)		to	(6.01%)
2017	26	$1.74	to	$1.74	$46	—	0.00%	to	0.00%	14.12%		to	14.12%
Col VP Divd Opp, Cl 3
2021	3,425	$2.13	to	$4.27	$13,121	—	0.30%	to	0.90%	25.64%		to	24.89%
2020	3,630	$1.70	to	$3.42	$11,064	—	0.30%	to	0.90%	0.72%		to	0.12%
2019	3,919	$1.69	to	$3.41	$11,865	—	0.30%	to	0.90%	23.55%		to	22.81%
2018	4,359	$1.36	to	$2.78	$10,651	—	0.30%	to	0.90%	(6.15%)		to	(6.72%)
2017	4,610	$1.45	to	$2.98	$12,263	—	0.30%	to	0.90%	13.94%		to	13.26%
Col VP Emerg Mkts Bond, Cl 1
2021	2	$1.11	to	$1.11	$2	4.23%	0.00%	to	0.00%	(2.20%)		to	(2.20%)
2020	0	$1.14	to	$1.14	$0	4.21%	0.00%	to	0.00%	7.43%		to	7.43%
2019	—	$1.06	to	$1.06	$0	9.53%	0.00%	to	0.00%	1.46	%(7)	to	1.46	%(7)
Col VP Emerg Mkts Bond, Cl 2
2021	16	$1.35	to	$1.35	$22	3.66%	0.00%	to	0.00%	(2.45%)		to	(2.45%)
2020	8	$1.39	to	$1.39	$11	3.32%	0.00%	to	0.00%	7.16%		to	7.16%
2019	7	$1.29	to	$1.29	$9	4.78%	0.00%	to	0.00%	12.09%		to	12.09%
2018	6	$1.16	to	$1.16	$7	4.91%	0.00%	to	0.00%	(7.38%)		to	(7.38%)
2017	1	$1.25	to	$1.25	$1	4.56%	0.00%	to	0.00%	11.69%		to	11.69%
Col VP Emer Mkts, Cl 1
2021	77	$1.46	to	$1.46	$112	0.92%	0.00%	to	0.00%	(7.20%)		to	(7.20%)
2020	31	$1.58	to	$1.58	$48	0.30%	0.00%	to	0.00%	33.54%		to	33.54%
2019	7	$1.18	to	$1.18	$9	0.01%	0.00%	to	0.00%	12.89	%(7)	to	12.89	%(7)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	151

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Emer Mkts, Cl 2
2021	250	$1.82	to	$1.82	$455	0.85%	0.00%	to	0.00%	(7.47%)		to	(7.47%)
2020	235	$1.97	to	$1.97	$461	0.41%	0.00%	to	0.00%	33.17%		to	33.17%
2019	226	$1.48	to	$1.48	$333	0.14%	0.00%	to	0.00%	31.27%		to	31.27%
2018	205	$1.12	to	$1.12	$230	0.26%	0.00%	to	0.00%	(21.67%)		to	(21.67%)
2017	150	$1.44	to	$1.44	$216	0.01%	0.00%	to	0.00%	46.89%		to	46.89%
Col VP Emer Mkts, Cl 3
2021	848	$1.80	to	$4.88	$2,927	0.99%	0.30%	to	0.90%	(7.61%)		to	(8.16%)
2020	833	$1.95	to	$5.32	$3,231	0.55%	0.30%	to	0.90%	32.96%		to	32.17%
2019	945	$1.47	to	$4.02	$2,752	0.18%	0.30%	to	0.90%	31.03%		to	30.25%
2018	1,095	$1.12	to	$3.09	$2,411	0.45%	0.30%	to	0.90%	(21.81%)		to	(22.29%)
2017	1,072	$1.43	to	$3.97	$3,158	0.09%	0.30%	to	0.90%	46.62%		to	45.74%
Col VP Global Strategic Inc, Cl 2
2021	92	$1.01	to	$1.01	$93	3.85%	0.00%	to	0.00%	1.03%		to	1.03%
2020	93	$1.00	to	$1.00	$93	4.87%	0.00%	to	0.00%	4.59%		to	4.59%
2019	89	$0.95	to	$0.95	$85	—	0.00%	to	0.00%	10.75%		to	10.75%
2018	83	$0.86	to	$0.86	$71	3.95%	0.00%	to	0.00%	(5.51%)		to	(5.51%)
2017	78	$0.91	to	$0.91	$71	—	0.00%	to	0.00%	5.69%		to	5.69%
Col VP Global Strategic Inc, Cl 3
2021	1,050	$1.06	to	$1.84	$1,395	3.84%	0.30%	to	0.90%	0.84%		to	0.23%
2020	1,023	$1.05	to	$1.84	$1,377	5.18%	0.30%	to	0.90%	4.37%		to	3.74%
2019	1,131	$1.01	to	$1.77	$1,478	—	0.30%	to	0.90%	10.57%		to	9.91%
2018	1,222	$0.91	to	$1.61	$1,472	4.26%	0.30%	to	0.90%	(5.62%)		to	(6.19%)
2017	1,345	$0.96	to	$1.72	$1,728	—	0.30%	to	0.90%	5.46%		to	4.83%
Col VP Govt Money Mkt, Cl 1
2021	44	$1.02	to	$1.02	$45	0.01%	0.00%	to	0.00%	0.01%		to	0.01%
2020	3	$1.02	to	$1.02	$5	0.20%	0.00%	to	0.00%	0.30%		to	0.30%
2019	—	$1.02	to	$1.02	$2	2.87%	0.00%	to	0.00%	0.89	%(7)	to	0.89	%(7)
Col VP Govt Money Mkt, Cl 2
2021	476	$1.03	to	$1.03	$492	0.01%	0.00%	to	0.00%	0.02%		to	0.02%
2020	375	$1.03	to	$1.03	$387	0.10%	0.00%	to	0.00%	0.24%		to	0.24%
2019	131	$1.03	to	$1.03	$135	1.58%	0.00%	to	0.00%	1.64%		to	1.64%
2018	121	$1.01	to	$1.01	$123	1.45%	0.00%	to	0.00%	1.26%		to	1.26%
2017	19	$1.00	to	$1.00	$19	0.12%	0.00%	to	0.00%	0.18%		to	0.18%
Col VP Govt Money Mkt, Cl 3
2021	2,737	$1.03	to	$1.05	$2,734	0.01%	0.20%	to	0.90%	(0.17%)		to	(0.86%)
2020	3,622	$1.03	to	$1.06	$3,637	0.23%	0.20%	to	0.90%	0.08%		to	(0.61%)
2019	2,794	$1.03	to	$1.06	$2,820	1.71%	0.20%	to	0.90%	1.56%		to	0.86%
2018	2,819	$1.01	to	$1.05	$2,813	1.37%	0.20%	to	0.90%	1.17%		to	0.47%
2017	2,860	$1.00	to	$1.05	$2,846	0.29%	0.20%	to	0.90%	0.17	%(5)	to	(0.60%)
Col VP Hi Yield Bond, Cl 1
2021	22	$1.23	to	$1.23	$27	4.97%	0.00%	to	0.00%	4.98%		to	4.98%
2020	9	$1.17	to	$1.17	$11	2.20%	0.00%	to	0.00%	6.67%		to	6.67%
2019	—	$1.10	to	$1.10	$0	10.99%	0.00%	to	0.00%	4.96	%(7)	to	4.96	%(7)
Col VP Hi Yield Bond, Cl 2
2021	189	$1.64	to	$1.64	$310	4.84%	0.00%	to	0.00%	4.79%		to	4.79%
2020	185	$1.56	to	$1.56	$290	5.62%	0.00%	to	0.00%	6.31%		to	6.31%
2019	178	$1.47	to	$1.47	$261	5.79%	0.00%	to	0.00%	16.52%		to	16.52%
2018	165	$1.26	to	$1.26	$209	5.87%	0.00%	to	0.00%	(4.00%)		to	(4.00%)
2017	134	$1.32	to	$1.32	$176	5.71%	0.00%	to	0.00%	6.17%		to	6.17%

152	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Hi Yield Bond, Cl 3
2021	1,113	$1.53	to	$3.30	$2,890	4.98%	0.30%	to	0.90%	4.55%		to	3.92%
2020	1,091	$1.46	to	$3.17	$2,798	5.76%	0.30%	to	0.90%	6.23%		to	5.59%
2019	1,154	$1.38	to	$3.00	$2,857	5.81%	0.30%	to	0.90%	16.37%		to	15.67%
2018	1,198	$1.18	to	$2.60	$2,498	5.52%	0.30%	to	0.90%	(4.29%)		to	(4.86%)
2017	1,495	$1.24	to	$2.73	$3,095	5.35%	0.30%	to	0.90%	6.09%		to	5.45%
Col VP Inc Opp, Cl 1
2021	15	$1.21	to	$1.21	$18	9.06%	0.00%	to	0.00%	4.50%		to	4.50%
2020	15	$1.16	to	$1.16	$17	0.05%	0.00%	to	0.00%	5.90%		to	5.90%
2019	—	$1.10	to	$1.10	$0	9.50%	0.00%	to	0.00%	4.80	%(7)	to	4.80	%(7)
Col VP Inc Opp, Cl 2
2021	20	$1.59	to	$1.59	$31	7.51%	0.00%	to	0.00%	4.14%		to	4.14%
2020	24	$1.53	to	$1.53	$36	4.49%	0.00%	to	0.00%	5.67%		to	5.67%
2019	19	$1.45	to	$1.45	$28	4.90%	0.00%	to	0.00%	16.13%		to	16.13%
2018	13	$1.24	to	$1.24	$17	4.77%	0.00%	to	0.00%	(3.90%)		to	(3.90%)
2017	11	$1.30	to	$1.30	$14	7.51%	0.00%	to	0.00%	6.20%		to	6.20%
Col VP Inc Opp, Cl 3
2021	554	$1.50	to	$2.36	$1,182	8.90%	0.30%	to	0.90%	4.16%		to	3.54%
2020	570	$1.44	to	$2.28	$1,181	4.67%	0.30%	to	0.90%	5.42%		to	4.79%
2019	626	$1.37	to	$2.17	$1,248	4.89%	0.30%	to	0.90%	15.88%		to	15.19%
2018	548	$1.18	to	$1.89	$1,000	4.74%	0.30%	to	0.90%	(4.15%)		to	(4.73%)
2017	587	$1.23	to	$1.98	$1,116	6.06%	0.30%	to	0.90%	6.07%		to	5.43%
Col VP Inter Bond, Cl 1
2021	40	$1.21	to	$1.21	$48	3.30%	0.00%	to	0.00%	(0.24%)		to	(0.24%)
2020	24	$1.21	to	$1.21	$29	1.31%	0.00%	to	0.00%	12.58%		to	12.58%
2019	—	$1.07	to	$1.07	$0	6.03%	0.00%	to	0.00%	2.25	%(7)	to	2.25	%(7)
Col VP Inter Bond, Cl 2
2021	49	$1.36	to	$1.36	$66	3.01%	0.00%	to	0.00%	(0.58%)		to	(0.58%)
2020	48	$1.37	to	$1.37	$65	2.62%	0.00%	to	0.00%	12.28%		to	12.28%
2019	30	$1.22	to	$1.22	$36	2.96%	0.00%	to	0.00%	9.03%		to	9.03%
2018	21	$1.12	to	$1.12	$23	2.10%	0.00%	to	0.00%	0.14%		to	0.14%
2017	17	$1.11	to	$1.11	$19	2.10%	0.00%	to	0.00%	3.62%		to	3.62%
Col VP Inter Bond, Cl 3
2021	3,718	$1.37	to	$2.12	$6,924	3.19%	0.30%	to	0.90%	(0.65%)		to	(1.25%)
2020	3,859	$1.38	to	$2.15	$7,336	2.77%	0.30%	to	0.90%	12.11%		to	11.44%
2019	3,987	$1.23	to	$1.93	$6,835	3.09%	0.30%	to	0.90%	8.79%		to	8.14%
2018	3,938	$1.13	to	$1.78	$6,262	2.26%	0.30%	to	0.90%	(0.03%)		to	(0.64%)
2017	4,697	$1.13	to	$1.79	$7,438	2.68%	0.30%	to	0.90%	3.42%		to	2.80%
Col VP Lg Cap Gro, Cl 1
2021	167	$2.07	to	$2.07	$346	—	0.00%	to	0.00%	28.73%		to	28.73%
2020	58	$1.61	to	$1.61	$94	—	0.00%	to	0.00%	34.74%		to	34.74%
2019	0	$1.20	to	$1.20	$0	—	0.00%	to	0.00%	11.18	%(7)	to	11.18	%(7)
Col VP Lg Cap Gro, Cl 2
2021	85	$4.59	to	$4.59	$392	—	0.00%	to	0.00%	28.35%		to	28.35%
2020	73	$3.58	to	$3.58	$261	—	0.00%	to	0.00%	34.41%		to	34.41%
2019	49	$2.66	to	$2.66	$131	—	0.00%	to	0.00%	35.53%		to	35.53%
2018	28	$1.97	to	$1.97	$54	—	0.00%	to	0.00%	(4.14%)		to	(4.14%)
2017	14	$2.05	to	$2.05	$28	—	0.00%	to	0.00%	27.84%		to	27.84%
Col VP Lg Cap Gro, Cl 3
2021	809	$3.90	to	$3.03	$3,968	—	0.30%	to	0.90%	28.15%		to	27.39%
2020	928	$3.04	to	$2.38	$3,407	—	0.30%	to	0.90%	34.16%		to	33.36%
2019	982	$2.27	to	$1.78	$2,612	—	0.30%	to	0.90%	35.35%		to	34.54%
2018	1,078	$1.68	to	$1.32	$2,144	—	0.30%	to	0.90%	(4.38%)		to	(4.96%)
2017	1,181	$1.75	to	$1.39	$2,381	—	0.30%	to	0.90%	27.56%		to	26.80%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	153

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Lg Cap Index, Cl 1
2021	791	$1.78	to	$1.78	$1,407	—	0.00%	to	0.00%	28.39%		to	28.39%
2020	261	$1.39	to	$1.39	$361	—	0.00%	to	0.00%	18.03%		to	18.03%
2019	9	$1.17	to	$1.17	$10	—	0.00%	to	0.00%	10.64	%(7)	to	10.64	%(7)
Col VP Lg Cap Index, Cl 3
2021	3,012	$3.78	to	$3.95	$14,197	—	0.00%	to	0.90%	28.22%		to	27.07%
2020	3,144	$2.95	to	$3.11	$11,530	—	0.00%	to	0.90%	17.90%		to	16.85%
2019	3,292	$2.50	to	$2.66	$10,253	—	0.00%	to	0.90%	30.95%		to	29.78%
2018	3,508	$1.91	to	$2.05	$8,621	—	0.00%	to	0.90%	(4.81%)		to	(5.67%)
2017	3,792	$2.00	to	$2.17	$9,690	—	0.00%	to	0.90%	21.29%		to	20.20%
Col VP Limited Duration Cr, Cl 1
2021	9	$1.12	to	$1.12	$11	0.21%	0.00%	to	0.00%	(0.60%)		to	(0.60%)
2020	—	$1.12	to	$1.12	$0	2.71%	0.00%	to	0.00%	5.90%		to	5.90%
2019	—	$1.06	to	$1.06	$0	4.43%	0.00%	to	0.00%	2.29	%(7)	to	2.29	%(7)
Col VP Limited Duration Cr, Cl 2
2021	636	$1.20	to	$1.05	$681	1.39%	0.00%	to	0.90%	(0.84%)		to	(1.74%)
2020	569	$1.21	to	$1.06	$617	2.40%	0.00%	to	0.90%	5.57%		to	4.62%
2019	543	$1.14	to	$1.02	$560	1.99%	0.00%	to	0.90%	7.47%		to	6.50%
2018	370	$1.06	to	$0.96	$358	1.55%	0.00%	to	0.90%	(0.02%)		to	(0.92%)
2017	534	$1.06	to	$0.96	$524	2.22%	0.00%	to	0.90%	1.80%		to	0.89%
Col VP Long Govt/Cr Bond, Cl 1
2021	3	$1.33	to	$1.33	$3	2.54%	0.00%	to	0.00%	(3.21%)		to	(3.21%)
2020	1	$1.37	to	$1.37	$1	2.75%	0.00%	to	0.00%	17.25%		to	17.25%
2019	0	$1.17	to	$1.17	$0	4.66%	0.00%	to	0.00%	5.74	%(7)	to	5.74	%(7)
Col VP Long Govt/Cr Bond, Cl 2
2021	6	$1.53	to	$1.53	$10	1.75%	0.00%	to	0.00%	(3.47%)		to	(3.47%)
2020	6	$1.58	to	$1.58	$10	2.69%	0.00%	to	0.00%	17.07%		to	17.07%
2019	2	$1.35	to	$1.35	$2	0.33%	0.00%	to	0.00%	19.42%		to	19.42%
2018	—	$1.13	to	$1.13	$0	3.15%	0.00%	to	0.00%	(5.37%)		to	(5.37%)
2017	—	$1.19	to	$1.19	$0	3.18%	0.00%	to	0.00%	10.98%		to	10.98%
Col VP Mid Cap Gro, Cl 1
2021	78	$1.84	to	$1.84	$143	—	0.00%	to	0.00%	16.57%		to	16.57%
2020	52	$1.58	to	$1.58	$82	—	0.00%	to	0.00%	35.42%		to	35.42%
2019	0	$1.16	to	$1.16	$0	—	0.00%	to	0.00%	8.21	%(7)	to	8.21	%(7)
Col VP Mid Cap Gro, Cl 2
2021	30	$3.69	to	$3.69	$109	—	0.00%	to	0.00%	16.27%		to	16.27%
2020	28	$3.17	to	$3.17	$90	—	0.00%	to	0.00%	35.08%		to	35.08%
2019	28	$2.35	to	$2.35	$67	—	0.00%	to	0.00%	34.83%		to	34.83%
2018	24	$1.74	to	$1.74	$42	—	0.00%	to	0.00%	(4.98%)		to	(4.98%)
2017	14	$1.83	to	$1.83	$26	—	0.00%	to	0.00%	22.67%		to	22.67%
Col VP Mid Cap Gro, Cl 3
2021	245	$3.04	to	$5.20	$1,252	—	0.30%	to	0.90%	16.06%		to	15.36%
2020	244	$2.62	to	$4.51	$1,122	—	0.30%	to	0.90%	34.83%		to	34.02%
2019	246	$1.94	to	$3.36	$913	—	0.30%	to	0.90%	34.61%		to	33.81%
2018	217	$1.44	to	$2.51	$597	—	0.30%	to	0.90%	(5.14%)		to	(5.71%)
2017	217	$1.52	to	$2.67	$636	—	0.30%	to	0.90%	22.42%		to	21.69%
Col VP Overseas Core, Cl 1
2021	58	$1.35	to	$1.35	$78	1.39%	0.00%	to	0.00%	9.96%		to	9.96%
2020	—	$1.22	to	$1.22	$0	1.69%	0.00%	to	0.00%	9.11%		to	9.11%
2019	—	$1.12	to	$1.12	$0	3.96%	0.00%	to	0.00%	10.34	%(7)	to	10.34	%(7)

154	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Overseas Core, Cl 2
2021	94	$1.80	to	$1.80	$170	1.10%	0.00%	to	0.00%	9.74%		to	9.74%
2020	80	$1.64	to	$1.64	$132	1.46%	0.00%	to	0.00%	8.83%		to	8.83%
2019	66	$1.51	to	$1.51	$99	1.81%	0.00%	to	0.00%	25.15%		to	25.15%
2018	54	$1.20	to	$1.20	$65	2.41%	0.00%	to	0.00%	(16.81%)		to	(16.81%)
2017	39	$1.45	to	$1.45	$56	1.73%	0.00%	to	0.00%	27.18%		to	27.18%
Col VP Overseas Core, Cl 3
2021	3,611	$1.55	to	$1.38	$5,339	1.18%	0.30%	to	0.90%	9.55%		to	8.90%
2020	3,879	$1.41	to	$1.27	$5,232	1.56%	0.30%	to	0.90%	8.60%		to	7.95%
2019	4,209	$1.30	to	$1.17	$5,266	1.97%	0.30%	to	0.90%	24.95%		to	24.20%
2018	4,685	$1.04	to	$0.94	$4,697	2.66%	0.30%	to	0.90%	(16.95%)		to	(17.45%)
2017	5,039	$1.25	to	$1.14	$6,104	1.97%	0.30%	to	0.90%	26.99%		to	26.23%
Col VP Select Lg Cap Val, Cl 1
2021	70	$1.52	to	$1.52	$106	—	0.00%	to	0.00%	26.29%		to	26.29%
2020	4	$1.20	to	$1.20	$5	—	0.00%	to	0.00%	7.08%		to	7.08%
2019	0	$1.12	to	$1.12	$0	—	0.00%	to	0.00%	11.84	%(7)	to	11.84	%(7)
Col VP Select Lg Cap Val, Cl 2
2021	34	$3.18	to	$3.18	$107	—	0.00%	to	0.00%	25.98%		to	25.98%
2020	32	$2.52	to	$2.52	$81	—	0.00%	to	0.00%	6.81%		to	6.81%
2019	28	$2.36	to	$2.36	$66	—	0.00%	to	0.00%	26.43%		to	26.43%
2018	23	$1.87	to	$1.87	$43	—	0.00%	to	0.00%	(12.45%)		to	(12.45%)
2017	21	$2.13	to	$2.13	$45	—	0.00%	to	0.00%	20.71%		to	20.71%
Col VP Select Lg Cap Val, Cl 3
2021	276	$2.41	to	$3.24	$928	—	0.30%	to	0.90%	25.77%		to	25.02%
2020	264	$1.91	to	$2.59	$710	—	0.30%	to	0.90%	6.63%		to	6.00%
2019	270	$1.79	to	$2.45	$694	—	0.30%	to	0.90%	26.16%		to	25.41%
2018	187	$1.42	to	$1.95	$413	—	0.30%	to	0.90%	(12.57%)		to	(13.10%)
2017	177	$1.63	to	$2.25	$434	—	0.30%	to	0.90%	20.44%		to	19.73%
Col VP Select Mid Cap Val, Cl 1
2021	41	$1.60	to	$1.60	$66	—	0.00%	to	0.00%	32.33%		to	32.33%
2020	4	$1.21	to	$1.21	$5	—	0.00%	to	0.00%	7.48%		to	7.48%
2019	2	$1.12	to	$1.12	$2	—	0.00%	to	0.00%	9.78	%(7)	to	9.78	%(7)
Col VP Select Mid Cap Val, Cl 2
2021	39	$3.12	to	$3.12	$123	—	0.00%	to	0.00%	31.97%		to	31.97%
2020	35	$2.36	to	$2.36	$84	—	0.00%	to	0.00%	7.25%		to	7.25%
2019	28	$2.20	to	$2.20	$61	—	0.00%	to	0.00%	31.25%		to	31.25%
2018	24	$1.68	to	$1.68	$41	—	0.00%	to	0.00%	(13.51%)		to	(13.51%)
2017	18	$1.94	to	$1.94	$35	—	0.00%	to	0.00%	13.28%		to	13.28%
Col VP Select Mid Cap Val, Cl 3
2021	224	$2.35	to	$3.13	$938	—	0.30%	to	0.90%	31.74%		to	30.95%
2020	229	$1.78	to	$2.39	$726	—	0.30%	to	0.90%	7.09%		to	6.45%
2019	244	$1.66	to	$2.25	$724	—	0.30%	to	0.90%	31.03%		to	30.24%
2018	265	$1.27	to	$1.72	$615	—	0.30%	to	0.90%	(13.67%)		to	(14.18%)
2017	284	$1.47	to	$2.01	$730	—	0.30%	to	0.90%	13.05%		to	12.37%
Col VP Select Sm Cap Val, Cl 1
2021	19	$1.44	to	$1.44	$27	—	0.00%	to	0.00%	30.93%		to	30.93%
2020	6	$1.10	to	$1.10	$7	—	0.00%	to	0.00%	9.19%		to	9.19%
2019	—	$1.01	to	$1.01	$0	—	0.00%	to	0.00%	5.21	%(7)	to	5.21	%(7)
Col VP Select Sm Cap Val, Cl 2
2021	41	$2.90	to	$2.90	$119	—	0.00%	to	0.00%	30.62%		to	30.62%
2020	37	$2.22	to	$2.22	$82	—	0.00%	to	0.00%	8.92%		to	8.92%
2019	33	$2.04	to	$2.04	$67	—	0.00%	to	0.00%	17.44%		to	17.44%
2018	28	$1.74	to	$1.74	$49	—	0.00%	to	0.00%	(12.82%)		to	(12.82%)
2017	19	$1.99	to	$1.99	$38	—	0.00%	to	0.00%	12.07%		to	12.07%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	155

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Sm Cap Val, Cl 3
2021	267	$2.09	to	$4.12	$1,261	—	0.30%	to	0.90%	30.41%		to	29.63%
2020	328	$1.60	to	$3.18	$1,182	—	0.30%	to	0.90%	8.73%		to	8.08%
2019	359	$1.47	to	$2.94	$1,202	—	0.30%	to	0.90%	17.23%		to	16.53%
2018	371	$1.26	to	$2.52	$1,054	—	0.30%	to	0.90%	(12.96%)		to	(13.48%)
2017	396	$1.44	to	$2.92	$1,302	—	0.30%	to	0.90%	11.86%		to	11.20%
Col VP Strategic Inc, Cl 1
2021	73	$1.17	to	$1.17	$85	5.75%	0.00%	to	0.00%	2.09%		to	2.09%
2020	57	$1.14	to	$1.14	$65	4.79%	0.00%	to	0.00%	6.82%		to	6.82%
2019	—	$1.07	to	$1.07	$0	7.17%	0.00%	to	0.00%	2.95	%(7)	to	2.95	%(7)
Col VP Strategic Inc, Cl 2
2021	110	$1.41	to	$1.41	$155	5.10%	0.00%	to	0.00%	1.63%		to	1.63%
2020	111	$1.39	to	$1.39	$154	3.36%	0.00%	to	0.00%	6.62%		to	6.62%
2019	77	$1.30	to	$1.30	$101	4.15%	0.00%	to	0.00%	10.22%		to	10.22%
2018	46	$1.18	to	$1.18	$55	3.54%	0.00%	to	0.00%	(0.64%)		to	(0.64%)
2017	8	$1.19	to	$1.19	$9	2.88%	0.00%	to	0.00%	5.90%		to	5.90%
Col VP US Govt Mtge, Cl 1
2021	6	$1.10	to	$1.10	$6	1.78%	0.00%	to	0.00%	(0.95%)		to	(0.95%)
2020	2	$1.11	to	$1.11	$2	4.40%	0.00%	to	0.00%	5.09%		to	5.09%
2019	—	$1.06	to	$1.06	$0	5.18%	0.00%	to	0.00%	2.15	%(7)	to	2.15	%(7)
Col VP US Govt Mtge, Cl 2
2021	5	$1.24	to	$1.24	$7	1.85%	0.00%	to	0.00%	(1.20%)		to	(1.20%)
2020	4	$1.26	to	$1.26	$6	2.43%	0.00%	to	0.00%	4.85%		to	4.85%
2019	4	$1.20	to	$1.20	$5	2.55%	0.00%	to	0.00%	6.50%		to	6.50%
2018	4	$1.12	to	$1.12	$4	2.73%	0.00%	to	0.00%	1.60%		to	1.60%
2017	3	$1.11	to	$1.11	$4	2.23%	0.00%	to	0.00%	2.99%		to	2.99%
Col VP US Govt Mtge, Cl 3
2021	1,027	$1.26	to	$1.46	$1,391	1.95%	0.30%	to	0.90%	(1.36%)		to	(1.96%)
2020	1,040	$1.27	to	$1.49	$1,435	2.43%	0.30%	to	0.90%	4.64%		to	4.01%
2019	1,066	$1.22	to	$1.43	$1,413	2.65%	0.30%	to	0.90%	6.29%		to	5.66%
2018	1,099	$1.14	to	$1.35	$1,369	2.85%	0.30%	to	0.90%	1.41%		to	0.80%
2017	1,260	$1.13	to	$1.34	$1,551	2.76%	0.30%	to	0.90%	2.91%		to	2.29%
CS Commodity Return
2021	491	$0.82	to	$0.59	$391	4.98%	0.30%	to	0.90%	27.52%		to	26.75%
2020	510	$0.64	to	$0.46	$296	5.78%	0.30%	to	0.90%	(1.77%)		to	(2.36%)
2019	553	$0.65	to	$0.48	$317	0.87%	0.30%	to	0.90%	6.37%		to	5.73%
2018	616	$0.61	to	$0.45	$342	2.55%	0.30%	to	0.90%	(11.92%)		to	(12.46%)
2017	620	$0.70	to	$0.51	$378	9.33%	0.30%	to	0.90%	1.21%		to	0.61%
CTIVP Allspg Short Dur Govt, Cl 1
2021	15	$1.05	to	$1.05	$16	2.08%	0.00%	to	0.00%	(1.54%)		to	(1.54%)
2020	0	$1.07	to	$1.07	$1	3.06%	0.00%	to	0.00%	3.73%		to	3.73%
2019	0	$1.03	to	$1.03	$0	1.27%	0.00%	to	0.00%	1.06	%(7)	to	1.06	%(7)
CTIVP Allspg Short Dur Govt, Cl 2
2021	10	$1.07	to	$1.07	$11	1.35%	0.00%	to	0.00%	(1.70%)		to	(1.70%)
2020	9	$1.09	to	$1.09	$10	2.11%	0.00%	to	0.00%	3.39%		to	3.39%
2019	5	$1.06	to	$1.06	$6	1.03%	0.00%	to	0.00%	3.33%		to	3.33%
2018	1	$1.02	to	$1.02	$1	0.99%	0.00%	to	0.00%	0.81%		to	0.81%
2017	0	$1.01	to	$1.01	$0	0.72%	0.00%	to	0.00%	0.45%		to	0.45%
CTIVP AC Div Bond, Cl 1
2021	8	$1.17	to	$1.17	$9	1.74%	0.00%	to	0.00%	0.45%		to	0.45%
2020	2	$1.16	to	$1.16	$3	0.44%	0.00%	to	0.00%	8.55%		to	8.55%
2019	0	$1.07	to	$1.07	$0	10.24%	0.00%	to	0.00%	2.34	%(7)	to	2.34	%(7)

156	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP AC Div Bond, Cl 2
2021	14	$1.30	to	$1.30	$18	2.31%	0.00%	to	0.00%	0.29%		to	0.29%
2020	0	$1.30	to	$1.30	$1	2.73%	0.00%	to	0.00%	8.24%		to	8.24%
2019	2	$1.20	to	$1.20	$2	5.17%	0.00%	to	0.00%	9.40%		to	9.40%
2018	1	$1.10	to	$1.10	$1	2.63%	0.00%	to	0.00%	(1.31%)		to	(1.31%)
2017	0	$1.11	to	$1.11	$1	2.07%	0.00%	to	0.00%	4.65%		to	4.65%
CTIVP BR Gl Infl Prot Sec, Cl 1
2021	45	$1.21	to	$1.21	$54	0.66%	0.00%	to	0.00%	4.56%		to	4.56%
2020	7	$1.16	to	$1.16	$8	0.69%	0.00%	to	0.00%	9.37%		to	9.37%
2019	6	$1.06	to	$1.06	$7	0.18%	0.00%	to	0.00%	0.83	%(7)	to	0.83	%(7)
CTIVP BR Gl Infl Prot Sec, Cl 2
2021	15	$1.38	to	$1.38	$21	0.55%	0.00%	to	0.00%	4.43%		to	4.43%
2020	16	$1.33	to	$1.33	$21	0.46%	0.00%	to	0.00%	8.97%		to	8.97%
2019	18	$1.22	to	$1.22	$22	2.99%	0.00%	to	0.00%	7.63%		to	7.63%
2018	12	$1.13	to	$1.13	$14	—	0.00%	to	0.00%	(0.71%)		to	(0.71%)
2017	8	$1.14	to	$1.14	$9	2.39%	0.00%	to	0.00%	2.46%		to	2.46%
CTIVP BR Gl Infl Prot Sec, Cl 3
2021	437	$1.40	to	$1.73	$720	0.68%	0.30%	to	0.90%	4.17%		to	3.54%
2020	429	$1.34	to	$1.67	$682	0.56%	0.30%	to	0.90%	8.79%		to	8.14%
2019	470	$1.23	to	$1.54	$692	3.17%	0.30%	to	0.90%	7.49%		to	6.85%
2018	537	$1.15	to	$1.45	$747	—	0.30%	to	0.90%	(0.81%)		to	(1.41%)
2017	566	$1.16	to	$1.47	$799	2.32%	0.30%	to	0.90%	2.24%		to	1.63%
CTIVP CenterSquare Real Est, Cl 1
2021	22	$1.50	to	$1.50	$33	1.38%	0.00%	to	0.00%	41.44%		to	41.44%
2020	16	$1.06	to	$1.06	$17	0.72%	0.00%	to	0.00%	(4.86%)		to	(4.86%)
2019	0	$1.11	to	$1.11	$0	2.21%	0.00%	to	0.00%	5.32	%(7)	to	5.32	%(7)
CTIVP CenterSquare Real Est, Cl 2
2021	116	$2.16	to	$2.16	$251	1.13%	0.00%	to	0.00%	41.20%		to	41.20%
2020	95	$1.53	to	$1.53	$146	4.29%	0.00%	to	0.00%	(5.19%)		to	(5.19%)
2019	86	$1.61	to	$1.61	$139	1.64%	0.00%	to	0.00%	26.16%		to	26.16%
2018	82	$1.28	to	$1.28	$105	1.69%	0.00%	to	0.00%	(5.85%)		to	(5.85%)
2017	78	$1.36	to	$1.36	$106	1.99%	0.00%	to	0.00%	5.74%		to	5.74%
CTIVP Loomis Sayles Gro, Cl 1
2021	38	$1.84	to	$1.84	$70	—	0.00%	to	0.00%	18.57%		to	18.57%
2020	1	$1.55	to	$1.55	$2	—	0.00%	to	0.00%	31.93%		to	31.93%
2019	—	$1.17	to	$1.17	$0	—	0.00%	to	0.00%	7.59	%(7)	to	7.59	%(7)
CTIVP Loomis Sayles Gro, Cl 2
2021	18	$4.37	to	$4.37	$79	—	0.00%	to	0.00%	18.28%		to	18.28%
2020	17	$3.70	to	$3.70	$65	—	0.00%	to	0.00%	31.61%		to	31.61%
2019	17	$2.81	to	$2.81	$47	—	0.00%	to	0.00%	31.43%		to	31.43%
2018	15	$2.14	to	$2.14	$31	—	0.00%	to	0.00%	(2.65%)		to	(2.65%)
2017	9	$2.20	to	$2.20	$20	—	0.00%	to	0.00%	32.69%		to	32.69%
CTIVP MFS Val, Cl 1
2021	43	$1.51	to	$1.51	$64	—	0.00%	to	0.00%	25.43%		to	25.43%
2020	24	$1.20	to	$1.20	$29	—	0.00%	to	0.00%	3.57%		to	3.57%
2019	21	$1.16	to	$1.16	$24	—	0.00%	to	0.00%	9.71	%(7)	to	9.71	%(7)
CTIVP MFS Val, Cl 2
2021	67	$2.94	to	$2.94	$196	—	0.00%	to	0.00%	25.11%		to	25.11%
2020	65	$2.35	to	$2.35	$153	—	0.00%	to	0.00%	3.34%		to	3.34%
2019	78	$2.27	to	$2.27	$177	—	0.00%	to	0.00%	29.51%		to	29.51%
2018	67	$1.75	to	$1.75	$117	—	0.00%	to	0.00%	(10.24%)		to	(10.24%)
2017	53	$1.95	to	$1.95	$103	—	0.00%	to	0.00%	17.34%		to	17.34%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	157

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP MS Adv, Cl 1
2021	16	$1.88	to	$1.88	$31	—	0.00%	to	0.00%	(4.11%)		to	(4.11%)
2020	4	$1.96	to	$1.96	$9	—	0.00%	to	0.00%	75.91%		to	75.91%
2019	0	$1.11	to	$1.11	$0	—	0.00%	to	0.00%	(0.42	%)(7)	to	(0.42	%)(7)
CTIVP MS Adv, Cl 2
2021	21	$4.37	to	$4.37	$90	—	0.00%	to	0.00%	(4.35%)		to	(4.35%)
2020	13	$4.57	to	$4.57	$59	—	0.00%	to	0.00%	75.49%		to	75.49%
2019	7	$2.60	to	$2.60	$19	—	0.00%	to	0.00%	26.86%		to	26.86%
2018	5	$2.05	to	$2.05	$11	—	0.00%	to	0.00%	2.62%		to	2.62%
2017	2	$2.00	to	$2.00	$3	—	0.00%	to	0.00%	32.23%		to	32.23%
CTIVP T Rowe Price LgCap Val, Cl 1
2021	70	$1.47	to	$1.47	$103	—	0.00%	to	0.00%	25.29%		to	25.29%
2020	12	$1.17	to	$1.17	$14	—	0.00%	to	0.00%	2.67%		to	2.67%
2019	—	$1.14	to	$1.14	$0	—	0.00%	to	0.00%	9.26	%(7)	to	9.26	%(7)
CTIVP T Rowe Price LgCap Val, Cl 2
2021	40	$2.43	to	$2.43	$98	—	0.00%	to	0.00%	24.98%		to	24.98%
2020	29	$1.95	to	$1.95	$57	—	0.00%	to	0.00%	2.43%		to	2.43%
2019	14	$1.90	to	$1.90	$26	—	0.00%	to	0.00%	26.22%		to	26.22%
2018	2	$1.50	to	$1.50	$4	—	0.00%	to	0.00%	(9.52%)		to	(9.52%)
2017	1	$1.66	to	$1.66	$2	—	0.00%	to	0.00%	15.96%		to	15.96%
CTIVP TCW Core Plus Bond, Cl 1
2021	46	$1.16	to	$1.16	$53	1.38%	0.00%	to	0.00%	(1.14%)		to	(1.14%)
2020	41	$1.17	to	$1.17	$48	3.12%	0.00%	to	0.00%	8.88%		to	8.88%
2019	0	$1.07	to	$1.07	$0	3.28%	0.00%	to	0.00%	2.59	%(7)	to	2.59	%(7)
CTIVP TCW Core Plus Bond, Cl 2
2021	21	$1.25	to	$1.25	$26	1.16%	0.00%	to	0.00%	(1.41%)		to	(1.41%)
2020	18	$1.27	to	$1.27	$23	2.53%	0.00%	to	0.00%	8.67%		to	8.67%
2019	6	$1.17	to	$1.17	$7	2.83%	0.00%	to	0.00%	8.58%		to	8.58%
2018	8	$1.08	to	$1.08	$9	1.92%	0.00%	to	0.00%	(0.10%)		to	(0.10%)
2017	5	$1.08	to	$1.08	$6	1.05%	0.00%	to	0.00%	3.15%		to	3.15%
CTIVP Vty Sycamore Estb Val, Cl 1
2021	91	$1.61	to	$1.61	$146	—	0.00%	to	0.00%	31.90%		to	31.90%
2020	19	$1.22	to	$1.22	$23	—	0.00%	to	0.00%	8.05%		to	8.05%
2019	14	$1.13	to	$1.13	$16	—	0.00%	to	0.00%	9.03	%(7)	to	9.03	%(7)
CTIVP Vty Sycamore Estb Val, Cl 2
2021	128	$3.48	to	$3.48	$446	—	0.00%	to	0.00%	31.55%		to	31.55%
2020	130	$2.64	to	$2.64	$343	—	0.00%	to	0.00%	7.80%		to	7.80%
2019	103	$2.45	to	$2.45	$254	—	0.00%	to	0.00%	27.85%		to	27.85%
2018	71	$1.92	to	$1.92	$137	—	0.00%	to	0.00%	(10.20%)		to	(10.20%)
2017	43	$2.14	to	$2.14	$92	—	0.00%	to	0.00%	15.55%		to	15.55%
CTIVP Vty Sycamore Estb Val, Cl 3
2021	273	$2.76	to	$3.92	$1,267	—	0.30%	to	0.90%	31.35%		to	30.57%
2020	267	$2.10	to	$3.00	$919	—	0.30%	to	0.90%	7.58%		to	6.94%
2019	260	$1.95	to	$2.81	$817	—	0.30%	to	0.90%	27.63%		to	26.86%
2018	210	$1.53	to	$2.21	$555	—	0.30%	to	0.90%	(10.37%)		to	(10.91%)
2017	165	$1.71	to	$2.49	$492	—	0.30%	to	0.90%	15.38%		to	14.69%
CTIVP Westfield Mid Cap Gro, Cl 1
2021	8	$1.80	to	$1.80	$14	—	0.00%	to	0.00%	16.72%		to	16.72%
2020	1	$1.54	to	$1.54	$2	—	0.00%	to	0.00%	27.50%		to	27.50%
2019	0	$1.21	to	$1.21	$0	—	0.00%	to	0.00%	12.05	%(7)	to	12.05	%(7)

158	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP Westfield Mid Cap Gro, Cl 2
2021	23	$3.47	to	$3.47	$81	—	0.00%	to	0.00%	16.41%		to	16.41%
2020	20	$2.98	to	$2.98	$61	—	0.00%	to	0.00%	27.18%		to	27.18%
2019	11	$2.35	to	$2.35	$25	—	0.00%	to	0.00%	41.80%		to	41.80%
2018	8	$1.65	to	$1.65	$14	—	0.00%	to	0.00%	(3.61%)		to	(3.61%)
2017	7	$1.72	to	$1.72	$13	—	0.00%	to	0.00%	22.65%		to	22.65%
Del Ivy VIP Asset Strategy, Cl II
2021	51	$1.58	to	$1.38	$74	1.32%	0.00%	to	0.90%	10.44%		to	9.45%
2020	94	$1.43	to	$1.26	$124	1.95%	0.00%	to	0.90%	13.88%		to	12.86%
2019	123	$1.26	to	$1.12	$142	2.46%	0.00%	to	0.90%	21.78%		to	20.69%
2018	94	$1.03	to	$0.93	$89	2.10%	0.00%	to	0.90%	(5.44%)		to	(6.29%)
2017	75	$1.09	to	$0.99	$76	1.53%	0.00%	to	0.90%	18.27%		to	17.22%
DWS Alt Asset Alloc VIP, Cl A
2021	1	$1.28	to	$1.28	$2	1.99%	0.00%	to	0.00%	12.74%		to	12.74%
2020	0	$1.13	to	$1.13	$1	0.99%	0.00%	to	0.00%	5.71%		to	5.71%
2019	—	$1.07	to	$1.07	$0	7.09%	0.00%	to	0.00%	4.22	%(7)	to	4.22	%(7)
DWS Alt Asset Alloc VIP, Cl B
2021	202	$1.35	to	$1.18	$265	1.64%	0.00%	to	0.90%	12.35%		to	11.34%
2020	199	$1.20	to	$1.06	$233	2.37%	0.00%	to	0.90%	5.32%		to	4.38%
2019	186	$1.14	to	$1.02	$207	3.44%	0.00%	to	0.90%	14.35%		to	13.32%
2018	179	$1.00	to	$0.90	$174	1.73%	0.00%	to	0.90%	(9.35%)		to	(10.16%)
2017	150	$1.10	to	$1.00	$161	1.85%	0.00%	to	0.90%	7.01%		to	6.05%
EV VT Floating-Rate Inc, Init Cl
2021	827	$1.25	to	$1.44	$1,253	2.90%	0.30%	to	0.90%	3.32%		to	2.70%
2020	895	$1.21	to	$1.40	$1,276	3.31%	0.30%	to	0.90%	1.69%		to	1.09%
2019	1,032	$1.19	to	$1.39	$1,492	4.29%	0.30%	to	0.90%	6.76%		to	6.12%
2018	906	$1.12	to	$1.31	$1,288	3.75%	0.30%	to	0.90%	(0.37%)		to	(0.97%)
2017	781	$1.12	to	$1.32	$1,132	3.26%	0.30%	to	0.90%	3.11%		to	2.49%
Fid VIP Contrafund, Init Cl
2021	151	$1.95	to	$1.95	$295	0.04%	0.00%	to	0.00%	27.83%		to	27.83%
2020	62	$1.52	to	$1.52	$95	0.31%	0.00%	to	0.00%	30.57%		to	30.57%
2019	19	$1.17	to	$1.17	$22	1.70%	0.00%	to	0.00%	8.97	%(7)	to	8.97	%(7)
Fid VIP Contrafund, Serv Cl 2
2021	1,514	$3.87	to	$3.83	$6,736	0.03%	0.00%	to	0.90%	27.51%		to	26.37%
2020	1,642	$3.04	to	$3.03	$5,736	0.08%	0.00%	to	0.90%	30.23%		to	29.07%
2019	1,819	$2.33	to	$2.35	$4,800	0.22%	0.00%	to	0.90%	31.28%		to	30.10%
2018	1,895	$1.78	to	$1.80	$3,835	0.44%	0.00%	to	0.90%	(6.64%)		to	(7.48%)
2017	1,893	$1.90	to	$1.95	$4,188	0.78%	0.00%	to	0.90%	21.59%		to	20.50%
Fid VIP Gro & Inc, Serv Cl
2021	1,114	$5.66	to	$3.52	$4,961	2.34%	0.45%	to	0.90%	25.20%		to	24.64%
2020	1,147	$4.52	to	$2.82	$4,071	2.06%	0.45%	to	0.90%	7.25%		to	6.77%
2019	1,207	$4.21	to	$2.64	$4,004	3.56%	0.45%	to	0.90%	29.36%		to	28.78%
2018	1,341	$3.26	to	$2.05	$3,439	0.25%	0.45%	to	0.90%	(9.48%)		to	(9.89%)
2017	1,456	$3.60	to	$2.28	$4,110	1.17%	0.45%	to	0.90%	16.25%		to	15.73%
Fid VIP Gro & Inc, Serv Cl 2
2021	876	$2.43	to	$4.06	$2,112	2.23%	0.30%	to	0.90%	25.26%		to	24.51%
2020	924	$1.94	to	$3.26	$1,780	1.93%	0.30%	to	0.90%	7.27%		to	6.63%
2019	967	$1.81	to	$3.06	$1,749	3.37%	0.30%	to	0.90%	29.29%		to	28.52%
2018	1,195	$1.40	to	$2.38	$1,684	0.20%	0.30%	to	0.90%	(9.47%)		to	(10.01%)
2017	1,347	$1.55	to	$2.64	$2,128	1.10%	0.30%	to	0.90%	16.26%		to	15.57%
Fid VIP Mid Cap, Init Cl
2021	119	$1.58	to	$1.58	$189	0.79%	0.00%	to	0.00%	25.60%		to	25.60%
2020	57	$1.26	to	$1.26	$73	1.55%	0.00%	to	0.00%	18.19%		to	18.19%
2019	0	$1.07	to	$1.07	$0	2.02%	0.00%	to	0.00%	7.10	%(7)	to	7.10	%(7)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	159

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Mid Cap, Serv Cl
2021	1,134	$5.53	to	$6.65	$6,880	0.51%	0.45%	to	0.90%	24.94%		to	24.38%
2020	1,205	$4.43	to	$5.35	$5,875	0.56%	0.45%	to	0.90%	17.51%		to	16.98%
2019	1,283	$3.77	to	$4.57	$5,350	0.79%	0.45%	to	0.90%	22.79%		to	22.24%
2018	1,396	$3.07	to	$3.74	$4,765	0.54%	0.45%	to	0.90%	(15.02%)		to	(15.41%)
2017	1,574	$3.61	to	$4.42	$6,341	0.61%	0.45%	to	0.90%	20.16%		to	19.62%
Fid VIP Mid Cap, Serv Cl 2
2021	2,636	$3.00	to	$6.30	$6,271	0.37%	0.00%	to	0.90%	25.31%		to	24.18%
2020	2,664	$2.39	to	$5.08	$5,083	0.40%	0.00%	to	0.90%	17.87%		to	16.81%
2019	2,874	$2.03	to	$4.35	$4,711	0.66%	0.00%	to	0.90%	23.17%		to	22.07%
2018	3,181	$1.65	to	$3.56	$4,311	0.40%	0.00%	to	0.90%	(14.77%)		to	(15.54%)
2017	3,213	$1.93	to	$4.22	$5,288	0.49%	0.00%	to	0.90%	20.54%		to	19.46%
Fid VIP Overseas, Serv Cl
2021	644	$3.52	to	$2.46	$1,833	0.44%	0.45%	to	0.90%	19.04%		to	18.50%
2020	663	$2.96	to	$2.07	$1,591	0.37%	0.45%	to	0.90%	14.98%		to	14.46%
2019	662	$2.57	to	$1.81	$1,371	1.66%	0.45%	to	0.90%	27.10%		to	26.53%
2018	693	$2.03	to	$1.43	$1,134	1.43%	0.45%	to	0.90%	(15.27%)		to	(15.65%)
2017	738	$2.39	to	$1.70	$1,440	1.32%	0.45%	to	0.90%	29.52%		to	28.94%
Fid VIP Overseas, Serv Cl 2
2021	682	$1.94	to	$3.43	$1,312	0.34%	0.30%	to	0.90%	19.03%		to	18.32%
2020	600	$1.63	to	$2.90	$977	0.20%	0.30%	to	0.90%	14.99%		to	14.30%
2019	714	$1.42	to	$2.54	$1,010	1.37%	0.30%	to	0.90%	27.12%		to	26.36%
2018	852	$1.11	to	$2.01	$956	1.23%	0.30%	to	0.90%	(15.31%)		to	(15.82%)
2017	905	$1.32	to	$2.39	$1,236	1.26%	0.30%	to	0.90%	29.60%		to	28.83%
Fid VIP Strategic Inc, Init Cl
2021	97	$1.19	to	$1.19	$115	5.17%	0.00%	to	0.00%	3.74%		to	3.74%
2020	12	$1.14	to	$1.14	$14	38.78%	0.00%	to	0.00%	7.51%		to	7.51%
2019	—	$1.06	to	$1.06	$0	6.26%	0.00%	to	0.00%	2.50	%(7)	to	2.50	%(7)
Fid VIP Strategic Inc, Serv Cl 2
2021	27	$1.42	to	$1.42	$38	2.59%	0.00%	to	0.00%	3.53%		to	3.53%
2020	23	$1.37	to	$1.37	$32	2.98%	0.00%	to	0.00%	7.16%		to	7.16%
2019	23	$1.28	to	$1.28	$29	3.71%	0.00%	to	0.00%	10.66%		to	10.66%
2018	15	$1.16	to	$1.16	$18	4.17%	0.00%	to	0.00%	(2.82%)		to	(2.82%)
2017	8	$1.19	to	$1.19	$10	4.13%	0.00%	to	0.00%	7.54%		to	7.54%
Frank Global Real Est, Cl 2
2021	940	$1.72	to	$3.43	$2,744	0.89%	0.30%	to	0.90%	26.41%		to	25.66%
2020	898	$1.36	to	$2.73	$2,127	3.20%	0.30%	to	0.90%	(5.67%)		to	(6.24%)
2019	947	$1.44	to	$2.91	$2,410	2.62%	0.30%	to	0.90%	22.01%		to	21.28%
2018	969	$1.18	to	$2.40	$2,053	2.65%	0.30%	to	0.90%	(7.05%)		to	(7.61%)
2017	1,054	$1.27	to	$2.60	$2,420	3.14%	0.30%	to	0.90%	10.14%		to	9.49%
Frank Inc, Cl 1
2021	2	$1.27	to	$1.27	$3	0.60%	0.00%	to	0.00%	17.01%		to	17.01%
2020	—	$1.09	to	$1.09	$0	5.91%	0.00%	to	0.00%	0.97%		to	0.97%
2019	—	$1.08	to	$1.08	$0	10.16%	0.00%	to	0.00%	4.62	%(7)	to	4.62	%(7)
Frank Inc, Cl 2
2021	254	$1.67	to	$1.37	$361	4.67%	0.00%	to	0.90%	16.75%		to	15.71%
2020	252	$1.43	to	$1.18	$309	6.22%	0.00%	to	0.90%	0.69%		to	(0.21%)
2019	205	$1.42	to	$1.18	$245	4.95%	0.00%	to	0.90%	16.06%		to	15.02%
2018	152	$1.22	to	$1.03	$157	4.66%	0.00%	to	0.90%	(4.30%)		to	(5.17%)
2017	155	$1.28	to	$1.08	$168	4.10%	0.00%	to	0.90%	9.67%		to	8.69%
Frank Mutual Shares, Cl 1
2021	12	$1.26	to	$1.26	$15	3.03%	0.00%	to	0.00%	19.52%		to	19.52%
2020	22	$1.06	to	$1.06	$23	2.61%	0.00%	to	0.00%	(4.85%)		to	(4.85%)
2019	10	$1.11	to	$1.11	$11	0.07%	0.00%	to	0.00%	8.95	%(7)	to	8.95	%(7)

160	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Frank Mutual Shares, Cl 2
2021	690	$2.06	to	$2.99	$1,850	2.89%	0.00%	to	0.90%	19.17%		to	18.10%
2020	705	$1.73	to	$2.53	$1,607	2.82%	0.00%	to	0.90%	(5.04%)		to	(5.89%)
2019	733	$1.82	to	$2.69	$1,796	1.82%	0.00%	to	0.90%	22.57%		to	21.47%
2018	788	$1.49	to	$2.21	$1,577	2.40%	0.00%	to	0.90%	(9.07%)		to	(9.89%)
2017	802	$1.63	to	$2.46	$1,763	2.26%	0.00%	to	0.90%	8.35%		to	7.38%
Frank Sm Cap Val, Cl 1
2021	33	$1.45	to	$1.45	$47	1.10%	0.00%	to	0.00%	25.67%		to	25.67%
2020	17	$1.16	to	$1.16	$19	1.12%	0.00%	to	0.00%	5.41%		to	5.41%
2019	2	$1.10	to	$1.10	$3	0.26%	0.00%	to	0.00%	15.15	%(7)	to	15.15	%(7)
Frank Sm Cap Val, Cl 2
2021	692	$2.82	to	$6.29	$3,092	1.00%	0.00%	to	0.90%	25.37%		to	24.24%
2020	683	$2.25	to	$5.06	$2,456	1.47%	0.00%	to	0.90%	5.19%		to	4.25%
2019	700	$2.14	to	$4.85	$2,441	1.05%	0.00%	to	0.90%	26.35%		to	25.22%
2018	746	$1.69	to	$3.88	$2,057	0.89%	0.00%	to	0.90%	(12.88%)		to	(13.66%)
2017	791	$1.94	to	$4.49	$2,560	0.52%	0.00%	to	0.90%	10.65%		to	9.66%
GS VIT Mid Cap Val, Inst
2021	1,440	$2.27	to	$6.98	$6,993	0.48%	0.30%	to	0.90%	30.56%		to	29.78%
2020	1,564	$1.74	to	$5.38	$5,804	0.62%	0.30%	to	0.90%	8.08%		to	7.43%
2019	1,721	$1.61	to	$5.01	$6,002	0.79%	0.30%	to	0.90%	31.13%		to	30.35%
2018	1,878	$1.23	to	$3.84	$5,011	1.31%	0.30%	to	0.90%	(10.73%)		to	(11.27%)
2017	1,980	$1.38	to	$4.33	$6,052	0.73%	0.30%	to	0.90%	10.74%		to	10.08%
GS VIT Multi-Strategy Alt, Advisor
2021	41	$1.10	to	$1.02	$44	1.57%	0.00%	to	0.90%	4.66%		to	3.72%
2020	40	$1.05	to	$0.99	$40	1.77%	0.00%	to	0.90%	6.58%		to	5.62%
2019	42	$0.98	to	$0.94	$40	2.47%	0.00%	to	0.90%	8.60%		to	7.63%
2018	45	$0.91	to	$0.87	$40	2.17%	0.00%	to	0.90%	(7.09%)		to	(7.93%)
2017	49	$0.97	to	$0.94	$47	1.73%	0.00%	to	0.90%	5.14%		to	4.20%
GS VIT Sm Cap Eq Insights, Inst
2021	114	$6.04	to	$4.59	$602	0.46%	0.45%	to	0.90%	23.23%		to	22.68%
2020	121	$4.90	to	$3.74	$515	0.22%	0.45%	to	0.90%	8.09%		to	7.61%
2019	127	$4.53	to	$3.48	$502	0.49%	0.45%	to	0.90%	24.28%		to	23.72%
2018	131	$3.65	to	$2.81	$420	0.47%	0.45%	to	0.90%	(9.03%)		to	(9.45%)
2017	136	$4.01	to	$3.10	$479	0.58%	0.45%	to	0.90%	11.07%		to	10.57%
GS VIT U.S. Eq Insights, Inst
2021	632	$3.08	to	$3.84	$3,232	0.81%	0.30%	to	0.90%	29.02%		to	28.25%
2020	685	$2.38	to	$2.99	$2,717	0.86%	0.30%	to	0.90%	17.19%		to	16.49%
2019	741	$2.03	to	$2.57	$2,509	1.23%	0.30%	to	0.90%	24.84%		to	24.09%
2018	846	$1.63	to	$2.07	$2,277	1.22%	0.30%	to	0.90%	(6.48%)		to	(7.04%)
2017	900	$1.74	to	$2.23	$2,588	1.36%	0.30%	to	0.90%	23.70%		to	22.96%
Invesco VI Am Fran, Ser I
2021	194	$4.07	to	$3.90	$777	—	0.45%	to	0.90%	11.42%		to	10.92%
2020	205	$3.66	to	$3.52	$737	0.07%	0.45%	to	0.90%	41.71%		to	41.08%
2019	227	$2.58	to	$2.49	$577	—	0.45%	to	0.90%	36.14%		to	35.53%
2018	261	$1.89	to	$1.84	$488	—	0.45%	to	0.90%	(4.06%)		to	(4.49%)
2017	257	$1.98	to	$1.93	$503	0.08%	0.45%	to	0.90%	26.77%		to	26.20%
Invesco VI Am Fran, Ser II
2021	306	$3.48	to	$3.81	$1,053	—	0.30%	to	0.90%	11.31%		to	10.65%
2020	291	$3.13	to	$3.44	$926	—	0.30%	to	0.90%	41.57%		to	40.73%
2019	318	$2.21	to	$2.44	$713	—	0.30%	to	0.90%	36.02%		to	35.20%
2018	380	$1.62	to	$1.81	$627	—	0.30%	to	0.90%	(4.18%)		to	(4.76%)
2017	550	$1.70	to	$1.90	$944	—	0.30%	to	0.90%	26.65%		to	25.89%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	161

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Bal Risk Alloc, Ser I
2021	14	$1.30	to	$1.30	$19	3.60%	0.00%	to	0.00%	9.55%		to	9.55%
2020	10	$1.19	to	$1.19	$12	10.34%	0.00%	to	0.00%	10.22%		to	10.22%
2019	—	$1.08	to	$1.08	$0	—	0.00%	to	0.00%	4.30	%(7)	to	4.30	%(7)
Invesco VI Bal Risk Alloc, Ser II
2021	219	$1.60	to	$1.42	$322	3.01%	0.00%	to	0.90%	9.26%		to	8.28%
2020	207	$1.46	to	$1.31	$280	8.21%	0.00%	to	0.90%	9.99%		to	9.00%
2019	192	$1.33	to	$1.20	$239	—	0.00%	to	0.90%	14.88%		to	13.85%
2018	138	$1.16	to	$1.06	$151	1.26%	0.00%	to	0.90%	(6.71%)		to	(7.55%)
2017	152	$1.24	to	$1.14	$178	3.88%	0.00%	to	0.90%	9.83%		to	8.85%
Invesco VI Comstock, Ser II
2021	135	$2.14	to	$2.46	$441	1.75%	0.30%	to	0.90%	32.65%		to	31.85%
2020	129	$1.62	to	$1.87	$297	2.08%	0.30%	to	0.90%	(1.38%)		to	(1.97%)
2019	137	$1.64	to	$1.90	$313	1.79%	0.30%	to	0.90%	24.57%		to	23.82%
2018	128	$1.32	to	$1.54	$238	1.42%	0.30%	to	0.90%	(12.63%)		to	(13.16%)
2017	136	$1.51	to	$1.77	$289	2.03%	0.30%	to	0.90%	17.22%		to	16.52%
Invesco VI Core Eq, Ser I
2021	2,248	$4.56	to	$5.40	$11,888	0.66%	0.45%	to	0.90%	27.17%		to	26.59%
2020	2,427	$3.58	to	$4.26	$10,146	1.35%	0.45%	to	0.90%	13.34%		to	12.83%
2019	2,558	$3.16	to	$3.78	$9,470	0.95%	0.45%	to	0.90%	28.39%		to	27.81%
2018	2,771	$2.46	to	$2.96	$8,026	0.88%	0.45%	to	0.90%	(9.80%)		to	(10.21%)
2017	3,152	$2.73	to	$3.29	$10,178	1.02%	0.45%	to	0.90%	12.67%		to	12.16%
Invesco VI Dis Mid Cap Gro, Ser I
2021	647	$1.80	to	$1.78	$1,157	—	0.30%	to	0.90%	18.74%		to	18.03%
2020	636	$1.51	to	$1.51	$961	0.05%	0.30%	to	0.90%	51.28	%(8)	to	50.66	%(8)
Invesco VI Div Divd, Ser I
2021	473	$2.05	to	$2.58	$1,171	2.15%	0.30%	to	0.90%	18.54%		to	17.83%
2020	490	$1.73	to	$2.19	$1,031	3.12%	0.30%	to	0.90%	(0.16%)		to	(0.76%)
2019	496	$1.73	to	$2.20	$1,104	2.94%	0.30%	to	0.90%	24.72%		to	23.97%
2018	528	$1.39	to	$1.78	$943	2.28%	0.30%	to	0.90%	(7.85%)		to	(8.41%)
2017	598	$1.51	to	$1.94	$1,162	1.67%	0.30%	to	0.90%	8.25%		to	7.60%
Invesco VI Global, Ser I
2021	47	$1.70	to	$1.70	$80	—	0.00%	to	0.00%	15.49%		to	15.49%
2020	17	$1.47	to	$1.47	$25	1.74%	0.00%	to	0.00%	27.64%		to	27.64%
2019	2	$1.15	to	$1.15	$2	0.42%	0.00%	to	0.00%	9.75	%(7)	to	9.75	%(7)
Invesco VI Global, Ser II
2021	550	$3.20	to	$3.21	$2,195	—	0.00%	to	0.90%	15.17%		to	14.14%
2020	734	$2.77	to	$2.81	$2,338	0.47%	0.00%	to	0.90%	27.34%		to	26.20%
2019	691	$2.18	to	$2.23	$1,763	0.63%	0.00%	to	0.90%	31.45%		to	30.28%
2018	658	$1.66	to	$1.71	$1,307	0.74%	0.00%	to	0.90%	(13.39%)		to	(14.17%)
2017	625	$1.91	to	$1.99	$1,438	0.73%	0.00%	to	0.90%	36.32%		to	35.10%
Invesco VI Gbl Strat Inc, Ser I
2021	5	$1.06	to	$1.06	$5	6.56%	0.00%	to	0.00%	(3.41%)		to	(3.41%)
2020	1	$1.10	to	$1.10	$2	14.11%	0.00%	to	0.00%	3.40%		to	3.40%
2019	—	$1.06	to	$1.06	$0	7.06%	0.00%	to	0.00%	2.26	%(7)	to	2.26	%(7)
Invesco VI Gbl Strat Inc, Ser II
2021	1,155	$1.19	to	$1.55	$1,772	4.30%	0.00%	to	0.90%	(3.56%)		to	(4.43%)
2020	1,150	$1.24	to	$1.63	$1,835	5.38%	0.00%	to	0.90%	2.99%		to	2.07%
2019	1,285	$1.20	to	$1.59	$2,030	3.31%	0.00%	to	0.90%	10.61%		to	9.61%
2018	1,252	$1.09	to	$1.45	$1,844	4.47%	0.00%	to	0.90%	(4.54%)		to	(5.40%)
2017	1,320	$1.14	to	$1.54	$2,060	2.00%	0.00%	to	0.90%	6.04%		to	5.09%

162	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Intl Gro, Ser II
2021	521	$1.68	to	$1.63	$1,253	1.05%	0.30%	to	0.90%	5.29%		to	4.66%
2020	550	$1.59	to	$1.56	$1,240	2.17%	0.30%	to	0.90%	13.40%		to	12.72%
2019	617	$1.40	to	$1.38	$1,232	1.30%	0.30%	to	0.90%	27.85%		to	27.09%
2018	699	$1.10	to	$1.09	$1,043	1.78%	0.30%	to	0.90%	(15.46%)		to	(15.97%)
2017	753	$1.30	to	$1.29	$1,306	1.25%	0.30%	to	0.90%	22.36%		to	21.63%
Invesco VI Mn St Sm Cap, Ser I
2021	82	$1.58	to	$1.58	$130	0.47%	0.00%	to	0.00%	22.55%		to	22.55%
2020	42	$1.29	to	$1.29	$54	1.38%	0.00%	to	0.00%	19.93%		to	19.93%
2019	10	$1.08	to	$1.08	$11	0.01%	0.00%	to	0.00%	11.74	%(7)	to	11.74	%(7)
Invesco VI Mn St Sm Cap, Ser II
2021	508	$3.37	to	$3.37	$1,906	0.19%	0.00%	to	0.90%	22.26%		to	21.17%
2020	521	$2.76	to	$2.78	$1,566	0.38%	0.00%	to	0.90%	19.64%		to	18.56%
2019	519	$2.30	to	$2.35	$1,285	—	0.00%	to	0.90%	26.13%		to	25.00%
2018	526	$1.83	to	$1.88	$1,057	0.06%	0.00%	to	0.90%	(10.54%)		to	(11.34%)
2017	518	$2.04	to	$2.12	$1,185	0.64%	0.00%	to	0.90%	13.91%		to	12.89%
Invesco VI Tech, Ser I
2021	185	$3.87	to	$6.41	$1,343	—	0.30%	to	0.90%	14.07%		to	13.39%
2020	188	$3.39	to	$5.65	$1,184	—	0.30%	to	0.90%	45.68%		to	44.81%
2019	172	$2.33	to	$3.90	$735	—	0.30%	to	0.90%	35.47%		to	34.66%
2018	173	$1.72	to	$2.90	$552	—	0.30%	to	0.90%	(0.75%)		to	(1.35%)
2017	163	$1.73	to	$2.94	$511	—	0.30%	to	0.90%	34.73%		to	33.93%
Janus Henderson VIT Bal, Inst
2021	355	$1.53	to	$1.53	$544	0.92%	0.00%	to	0.00%	17.20%		to	17.20%
2020	300	$1.31	to	$1.31	$392	6.41%	0.00%	to	0.00%	14.31%		to	14.31%
2019	0	$1.15	to	$1.15	$1	4.18%	0.00%	to	0.00%	8.35	%(7)	to	8.35	%(7)
Janus Henderson VIT Bal, Serv
2021	38	$1.63	to	$1.63	$61	0.70%	0.00%	to	0.00%	16.91%		to	16.91%
2020	33	$1.39	to	$1.39	$46	1.84%	0.00%	to	0.00%	14.03%		to	14.03%
2019	12	$1.22	to	$1.22	$14	2.12%	0.00%	to	0.00%	22.27%		to	22.27%
2018	4	$1.00	to	$1.00	$4	1.10%	0.00%	to	0.00%	(0.29	%)(6)	to	(0.29	%)(6)
Janus Henderson VIT Enter, Serv
2021	129	$8.57	to	$3.68	$890	0.24%	0.45%	to	0.90%	16.02%		to	15.50%
2020	145	$7.39	to	$3.19	$835	—	0.45%	to	0.90%	18.65%		to	18.11%
2019	161	$6.23	to	$2.70	$752	0.05%	0.45%	to	0.90%	34.55%		to	33.95%
2018	171	$4.63	to	$2.01	$585	0.11%	0.45%	to	0.90%	(1.11%)		to	(1.56%)
2017	177	$4.68	to	$2.05	$622	0.15%	0.45%	to	0.90%	26.52%		to	25.95%
Janus Henderson VIT Flex Bd, Inst
2021	3	$1.18	to	$1.18	$4	2.32%	0.00%	to	0.00%	(0.90%)		to	(0.90%)
2020	1	$1.19	to	$1.19	$1	4.52%	0.00%	to	0.00%	10.48%		to	10.48%
2019	0	$1.08	to	$1.08	$0	6.68%	0.00%	to	0.00%	3.34	%(7)	to	3.34	%(7)
Janus Henderson VIT Flex Bd, Serv
2021	6	$1.31	to	$1.31	$8	1.72%	0.00%	to	0.00%	(1.11%)		to	(1.11%)
2020	4	$1.32	to	$1.32	$6	2.72%	0.00%	to	0.00%	10.25%		to	10.25%
2019	1	$1.20	to	$1.20	$1	2.96%	0.00%	to	0.00%	9.28%		to	9.28%
2018	1	$1.10	to	$1.10	$1	2.81%	0.00%	to	0.00%	(1.29%)		to	(1.29%)
2017	1	$1.11	to	$1.11	$2	2.60%	0.00%	to	0.00%	3.35%		to	3.35%
Janus Hend VIT Gbl Tech Innov, Srv
2021	359	$5.42	to	$4.41	$2,811	0.11%	0.30%	to	0.90%	17.39%		to	16.69%
2020	446	$4.61	to	$3.78	$2,770	—	0.30%	to	0.90%	50.28%		to	49.38%
2019	486	$3.07	to	$2.53	$1,933	—	0.30%	to	0.90%	44.38%		to	43.52%
2018	528	$2.13	to	$1.76	$1,419	—	0.30%	to	0.90%	0.61%		to	0.00%
2017	601	$2.11	to	$1.76	$1,516	—	0.30%	to	0.90%	44.48%		to	43.62%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	163

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Janus Henderson VIT Overseas, Serv
2021	814	$1.50	to	$2.26	$2,015	1.03%	0.30%	to	0.90%	12.95%		to	12.27%
2020	849	$1.33	to	$2.01	$1,855	1.21%	0.30%	to	0.90%	15.67%		to	14.98%
2019	937	$1.15	to	$1.75	$1,771	1.83%	0.30%	to	0.90%	26.33%		to	25.57%
2018	1,060	$0.91	to	$1.39	$1,576	1.66%	0.30%	to	0.90%	(15.39%)		to	(15.90%)
2017	1,304	$1.07	to	$1.66	$2,189	1.59%	0.30%	to	0.90%	30.41%		to	29.63%
Janus Henderson VIT Res, Inst
2021	2	$1.90	to	$1.90	$4	0.11%	0.00%	to	0.00%	20.33%		to	20.33%
2020	0	$1.58	to	$1.58	$0	0.44%	0.00%	to	0.00%	32.96%		to	32.96%
2019	—	$1.19	to	$1.19	$0	0.84%	0.00%	to	0.00%	9.65	%(7)	to	9.65	%(7)
Janus Henderson VIT Res, Serv
2021	143	$4.12	to	$3.94	$697	0.02%	0.00%	to	0.90%	20.05%		to	18.97%
2020	152	$3.43	to	$3.31	$612	0.22%	0.00%	to	0.90%	32.58%		to	31.39%
2019	157	$2.59	to	$2.52	$481	0.30%	0.00%	to	0.90%	35.23%		to	34.01%
2018	193	$1.92	to	$1.88	$419	0.36%	0.00%	to	0.90%	(2.84%)		to	(3.71%)
2017	218	$1.97	to	$1.95	$493	0.25%	0.00%	to	0.90%	27.56%		to	26.42%
Lazard Ret Global Dyn MA, Inv
2021	1	$1.24	to	$1.24	$2	3.53%	0.00%	to	0.00%	12.16%		to	12.16%
2020	—	$1.10	to	$1.10	$0	0.77%	0.00%	to	0.00%	0.96%		to	0.96%
2019	—	$1.09	to	$1.09	$0	0.10%	0.00%	to	0.00%	5.04	%(7)	to	5.04	%(7)
Lazard Ret Global Dyn MA, Serv
2021	20	$1.69	to	$1.43	$30	2.76%	0.00%	to	0.90%	11.94%		to	10.93%
2020	30	$1.51	to	$1.29	$40	0.53%	0.00%	to	0.90%	0.81%		to	(0.10%)
2019	52	$1.50	to	$1.29	$68	0.04%	0.00%	to	0.90%	17.79%		to	16.73%
2018	73	$1.27	to	$1.11	$83	1.44%	0.00%	to	0.90%	(6.57%)		to	(7.41%)
2017	60	$1.36	to	$1.20	$73	—	0.00%	to	0.90%	20.53%		to	19.45%
MFS Mass Inv Gro Stock, Serv Cl
2021	1,293	$2.82	to	$2.71	$3,574	0.03%	0.30%	to	0.90%	25.28%		to	24.53%
2020	1,319	$2.25	to	$2.17	$2,917	0.22%	0.30%	to	0.90%	21.83%		to	21.10%
2019	1,371	$1.85	to	$1.79	$2,493	0.35%	0.30%	to	0.90%	39.17%		to	38.33%
2018	1,440	$1.33	to	$1.30	$1,887	0.32%	0.30%	to	0.90%	0.27%		to	(0.33%)
2017	1,670	$1.32	to	$1.30	$2,190	0.42%	0.30%	to	0.90%	27.72%		to	26.96%
MFS New Dis, Serv Cl
2021	473	$2.81	to	$4.70	$2,729	—	0.30%	to	0.90%	1.27%		to	0.66%
2020	493	$2.78	to	$4.67	$2,823	—	0.30%	to	0.90%	45.15%		to	44.28%
2019	489	$1.91	to	$3.24	$1,888	—	0.30%	to	0.90%	40.85%		to	40.01%
2018	474	$1.36	to	$2.31	$1,357	—	0.30%	to	0.90%	(2.01%)		to	(2.60%)
2017	539	$1.39	to	$2.37	$1,565	—	0.30%	to	0.90%	25.95%		to	25.20%
MFS Utilities, Init Cl
2021	23	$1.39	to	$1.39	$32	1.80%	0.00%	to	0.00%	14.09%		to	14.09%
2020	16	$1.22	to	$1.22	$19	2.37%	0.00%	to	0.00%	5.90%		to	5.90%
2019	6	$1.15	to	$1.15	$7	0.38%	0.00%	to	0.00%	6.69	%(7)	to	6.69	%(7)
MFS Utilities, Serv Cl
2021	328	$2.20	to	$6.17	$1,163	1.54%	0.00%	to	0.90%	13.82%		to	12.80%
2020	340	$1.94	to	$5.47	$1,083	2.17%	0.00%	to	0.90%	5.62%		to	4.67%
2019	355	$1.83	to	$5.23	$1,175	3.74%	0.00%	to	0.90%	24.80%		to	23.68%
2018	460	$1.47	to	$4.22	$1,190	0.84%	0.00%	to	0.90%	0.81%		to	(0.10%)
2017	511	$1.46	to	$4.23	$1,348	4.02%	0.00%	to	0.90%	14.49%		to	13.47%
MS VIF Dis, Cl I
2021	31	$2.55	to	$2.55	$79	—	0.00%	to	0.00%	(11.06%)		to	(11.06%)
2020	3	$2.87	to	$2.87	$8	—	0.00%	to	0.00%	152.29%		to	152.29%
2019	—	$1.14	to	$1.14	$0	—	0.00%	to	0.00%	(3.13	%)(7)	to	(3.13	%)(7)

164	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MS VIF Dis, Cl II
2021	183	$5.87	to	$6.15	$1,519	—	0.00%	to	0.90%	(11.19%)		to	(11.99%)
2020	266	$6.61	to	$6.98	$2,293	—	0.00%	to	0.90%	152.04%		to	149.79%
2019	204	$2.62	to	$2.80	$669	—	0.00%	to	0.90%	39.97%		to	38.71%
2018	198	$1.88	to	$2.02	$442	—	0.00%	to	0.90%	10.53%		to	9.53%
2017	154	$1.70	to	$1.84	$323	—	0.00%	to	0.90%	38.60%		to	37.36%
MS VIF Global Real Est, Cl II
2021	217	$1.41	to	$1.28	$400	2.33%	0.30%	to	0.90%	23.46%		to	22.72%
2020	230	$1.14	to	$1.04	$335	4.38%	0.30%	to	0.90%	(15.11%)		to	(15.62%)
2019	235	$1.35	to	$1.24	$392	2.53%	0.30%	to	0.90%	17.70%		to	17.00%
2018	213	$1.14	to	$1.06	$304	3.09%	0.30%	to	0.90%	(8.48%)		to	(9.03%)
2017	255	$1.25	to	$1.16	$367	2.41%	0.30%	to	0.90%	9.38%		to	8.73%
NB AMT Sus Eq, Cl I
2021	3	$1.66	to	$1.66	$5	0.56%	0.00%	to	0.00%	23.48%		to	23.48%
2020	1	$1.35	to	$1.35	$1	0.52%	0.00%	to	0.00%	19.56%		to	19.56%
2019	—	$1.13	to	$1.13	$0	0.78%	0.00%	to	0.00%	10.59	%(7)	to	10.59	%(7)
NB AMT Sus Eq, Cl S
2021	7	$3.36	to	$3.36	$24	0.19%	0.00%	to	0.00%	23.16%		to	23.16%
2020	4	$2.73	to	$2.73	$11	0.36%	0.00%	to	0.00%	19.28%		to	19.28%
2019	2	$2.29	to	$2.29	$5	0.29%	0.00%	to	0.00%	25.58%		to	25.58%
2018	2	$1.82	to	$1.82	$4	0.15%	0.00%	to	0.00%	(5.94%)		to	(5.94%)
2017	5	$1.94	to	$1.94	$9	0.32%	0.00%	to	0.00%	18.11%		to	18.11%
NB AMT US Eq Index PW Strat, Cl S
2021	23	$1.37	to	$1.28	$31	0.36%	0.00%	to	0.90%	17.94%		to	16.89%
2020	16	$1.16	to	$1.09	$19	0.90%	0.00%	to	0.90%	8.26%		to	7.29%
2019	10	$1.07	to	$1.02	$11	0.17%	0.00%	to	0.90%	15.26%		to	14.22%
2018	9	$0.93	to	$0.89	$9	—	0.00%	to	0.90%	(6.78%)		to	(7.62%)
2017	13	$1.00	to	$0.97	$13	—	0.00%	to	0.90%	6.68%		to	5.73%
PIMCO VIT All Asset, Advisor Cl
2021	384	$1.58	to	$1.94	$820	11.21%	0.00%	to	0.90%	16.04%		to	15.00%
2020	649	$1.36	to	$1.68	$1,123	4.83%	0.00%	to	0.90%	7.91%		to	6.94%
2019	667	$1.26	to	$1.57	$1,083	2.81%	0.00%	to	0.90%	11.74%		to	10.74%
2018	719	$1.13	to	$1.42	$1,055	3.04%	0.00%	to	0.90%	(5.45%)		to	(6.30%)
2017	745	$1.19	to	$1.52	$1,183	4.52%	0.00%	to	0.90%	13.38%		to	12.36%
PIMCO VIT All Asset, Inst Cl
2021	4	$1.34	to	$1.34	$6	12.05%	0.00%	to	0.00%	16.41%		to	16.41%
2020	—	$1.15	to	$1.15	$0	5.12%	0.00%	to	0.00%	8.17%		to	8.17%
2019	—	$1.07	to	$1.07	$0	5.82%	0.00%	to	0.00%	3.76	%(7)	to	3.76	%(7)
PIMCO VIT Glb Man As Alloc, Adv Cl
2021	4	$1.66	to	$1.66	$7	2.31%	0.00%	to	0.00%	12.60%		to	12.60%
2020	4	$1.48	to	$1.48	$6	7.85%	0.00%	to	0.00%	16.71%		to	16.71%
2019	3	$1.26	to	$1.26	$4	2.13%	0.00%	to	0.00%	16.96%		to	16.96%
2018	3	$1.08	to	$1.08	$3	1.60%	0.00%	to	0.00%	(5.61%)		to	(5.61%)
2017	3	$1.15	to	$1.15	$3	2.18%	0.00%	to	0.00%	13.99%		to	13.99%
PIMCO VIT Tot Return, Advisor Cl
2021	349	$1.29	to	$1.18	$426	1.73%	0.00%	to	0.90%	(1.37%)		to	(2.25%)
2020	237	$1.31	to	$1.21	$297	2.02%	0.00%	to	0.90%	8.54%		to	7.57%
2019	221	$1.21	to	$1.12	$256	2.86%	0.00%	to	0.90%	8.25%		to	7.28%
2018	118	$1.11	to	$1.05	$132	2.38%	0.00%	to	0.90%	(0.63%)		to	(1.53%)
2017	159	$1.12	to	$1.06	$177	1.93%	0.00%	to	0.90%	4.81%		to	3.87%
PIMCO VIT Tot Return, Inst Cl
2021	35	$1.15	to	$1.15	$41	1.98%	0.00%	to	0.00%	(1.12%)		to	(1.12%)
2020	18	$1.16	to	$1.16	$24	2.25%	0.00%	to	0.00%	8.81%		to	8.81%
2019	—	$1.07	to	$1.07	$2	4.45%	0.00%	to	0.00%	2.31	%(7)	to	2.31	%(7)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	165

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Global Hlth Care, Cl IB
2021	298	$2.72	to	$5.29	$1,439	1.10%	0.30%	to	0.90%	19.04%		to	18.33%
2020	305	$2.29	to	$4.47	$1,243	0.47%	0.30%	to	0.90%	15.93%		to	15.24%
2019	289	$1.97	to	$3.88	$1,055	—	0.30%	to	0.90%	29.90%		to	29.13%
2018	307	$1.52	to	$3.00	$882	0.98%	0.30%	to	0.90%	(0.89%)		to	(1.49%)
2017	337	$1.53	to	$3.05	$996	0.51%	0.30%	to	0.90%	14.95%		to	14.27%
Put VT Hi Yield, Cl IB
2021	108	$2.84	to	$3.17	$328	5.61%	0.45%	to	0.90%	4.51%		to	4.03%
2020	147	$2.72	to	$3.05	$429	5.71%	0.45%	to	0.90%	4.74%		to	4.26%
2019	154	$2.60	to	$2.93	$432	5.90%	0.45%	to	0.90%	13.89%		to	13.37%
2018	164	$2.28	to	$2.58	$403	5.83%	0.45%	to	0.90%	(4.50%)		to	(4.93%)
2017	177	$2.39	to	$2.72	$457	6.01%	0.45%	to	0.90%	6.50%		to	6.02%
Put VT Intl Eq, Cl IB
2021	73	$1.58	to	$2.53	$167	1.20%	0.30%	to	0.90%	8.50%		to	7.85%
2020	80	$1.45	to	$2.34	$173	1.61%	0.30%	to	0.90%	11.76%		to	11.09%
2019	82	$1.30	to	$2.11	$160	1.46%	0.30%	to	0.90%	24.78%		to	24.03%
2018	98	$1.04	to	$1.70	$157	1.44%	0.30%	to	0.90%	(19.36%)		to	(19.84%)
2017	133	$1.29	to	$2.12	$271	2.19%	0.30%	to	0.90%	26.20%		to	25.45%
Put VT Sus Leaders, Cl IA
2021	2,067	$8.20	to	$6.96	$14,623	0.34%	0.45%	to	0.90%	23.28%		to	22.73%
2020	2,248	$6.65	to	$5.67	$12,946	0.63%	0.45%	to	0.90%	28.48%		to	27.91%
2019	2,376	$5.18	to	$4.43	$10,692	0.68%	0.45%	to	0.90%	36.11%		to	35.50%
2018	2,583	$3.80	to	$3.27	$8,568	0.01%	0.45%	to	0.90%	(1.73%)		to	(2.17%)
2017	2,814	$3.87	to	$3.34	$9,537	0.86%	0.45%	to	0.90%	28.98%		to	28.40%
Put VT Sus Leaders, Cl IB
2021	24	$3.73	to	$5.22	$131	0.15%	0.30%	to	0.90%	23.16%		to	22.43%
2020	28	$3.03	to	$4.26	$123	0.40%	0.30%	to	0.90%	28.51%		to	27.74%
2019	33	$2.36	to	$3.34	$109	0.48%	0.30%	to	0.90%	35.95%		to	35.14%
2018	45	$1.73	to	$2.47	$114	—	0.30%	to	0.90%	(1.82%)		to	(2.41%)
2017	49	$1.76	to	$2.53	$126	0.68%	0.30%	to	0.90%	28.84%		to	28.07%
Royce Micro-Cap, Invest Cl
2021	480	$4.45	to	$5.61	$2,399	—	0.45%	to	0.90%	29.40%		to	28.82%
2020	519	$3.44	to	$4.36	$2,010	—	0.45%	to	0.90%	23.24%		to	22.68%
2019	616	$2.79	to	$3.55	$1,931	—	0.45%	to	0.90%	19.02%		to	18.48%
2018	658	$2.34	to	$3.00	$1,740	—	0.45%	to	0.90%	(9.46%)		to	(9.86%)
2017	730	$2.59	to	$3.33	$2,144	0.67%	0.45%	to	0.90%	4.71%		to	4.25%
Temp Global Bond, Cl 1
2021	23	$0.90	to	$0.90	$20	—	0.00%	to	0.00%	(4.62%)		to	(4.62%)
2020	17	$0.94	to	$0.94	$16	0.74%	0.00%	to	0.00%	(5.08%)		to	(5.08%)
2019	—	$0.99	to	$0.99	$0	13.50%	0.00%	to	0.00%	(0.89	%)(7)	to	(0.89	%)(7)
Temp Global Bond, Cl 2
2021	206	$0.98	to	$0.87	$187	—	0.00%	to	0.90%	(4.99%)		to	(5.84%)
2020	209	$1.03	to	$0.92	$200	8.55%	0.00%	to	0.90%	(5.28%)		to	(6.13%)
2019	200	$1.08	to	$0.98	$201	6.87%	0.00%	to	0.90%	2.01%		to	1.10%
2018	176	$1.06	to	$0.97	$174	—	0.00%	to	0.90%	1.94%		to	1.02%
2017	167	$1.04	to	$0.96	$163	—	0.00%	to	0.90%	1.93%		to	1.01%
Third Ave VST Third Ave Value
2021	721	$2.63	to	$2.87	$1,981	0.69%	0.45%	to	0.90%	21.51%		to	20.97%
2020	758	$2.17	to	$2.37	$1,718	2.73%	0.45%	to	0.90%	(2.83%)		to	(3.27%)
2019	757	$2.23	to	$2.45	$1,764	0.27%	0.45%	to	0.90%	11.96%		to	11.45%
2018	802	$1.99	to	$2.20	$1,670	1.85%	0.45%	to	0.90%	(20.70%)		to	(21.06%)
2017	869	$2.51	to	$2.78	$2,287	0.84%	0.45%	to	0.90%	13.08%		to	12.57%

166	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VanEck VIP Global Gold, Cl S
2021	110	$1.42	to	$1.25	$145	11.22%	0.00%	to	0.90%	(14.01%)		to	(14.78%)
2020	92	$1.65	to	$1.46	$142	1.78%	0.00%	to	0.90%	38.62%		to	37.38%
2019	190	$1.19	to	$1.07	$210	—	0.00%	to	0.90%	38.75%		to	37.50%
2018	229	$0.86	to	$0.78	$183	2.92%	0.00%	to	0.90%	(15.70%)		to	(16.46%)
2017	177	$1.02	to	$0.93	$169	3.05%	0.00%	to	0.90%	11.63%		to	10.63%
VP Aggr, Cl 1
2021	269	$1.49	to	$1.49	$400	—	0.00%	to	0.00%	16.03%		to	16.03%
2020	100	$1.28	to	$1.28	$128	—	0.00%	to	0.00%	15.30%		to	15.30%
2019	0	$1.11	to	$1.11	$1	—	0.00%	to	0.00%	6.79	%(7)	to	6.79	%(7)
VP Aggr, Cl 2
2021	10,581	$2.38	to	$2.64	$25,283	—	0.00%	to	0.90%	15.76%		to	14.72%
2020	10,139	$2.05	to	$2.30	$21,679	—	0.00%	to	0.90%	14.99%		to	13.96%
2019	9,514	$1.78	to	$2.02	$17,831	—	0.00%	to	0.90%	21.59%		to	20.50%
2018	9,422	$1.47	to	$1.67	$14,705	—	0.00%	to	0.90%	(8.58%)		to	(9.41%)
2017	8,849	$1.61	to	$1.85	$15,109	—	0.00%	to	0.90%	18.91%		to	17.85%
VP Aggr, Cl 4
2021	10,513	$2.04	to	$2.64	$26,365	—	0.30%	to	0.90%	15.43%		to	14.74%
2020	10,695	$1.77	to	$2.30	$23,320	—	0.30%	to	0.90%	14.62%		to	13.93%
2019	10,708	$1.54	to	$2.02	$20,414	—	0.30%	to	0.90%	21.31%		to	20.59%
2018	10,946	$1.27	to	$1.68	$17,257	—	0.30%	to	0.90%	(8.89%)		to	(9.44%)
2017	11,043	$1.40	to	$1.85	$19,448	—	0.30%	to	0.90%	18.52%		to	17.81%
VP Conserv, Cl 1
2021	—	$1.21	to	$1.21	$0	—	0.00%	to	0.00%	3.05%		to	3.05%
2020	—	$1.18	to	$1.18	$0	—	0.00%	to	0.00%	9.55%		to	9.55%
2019	—	$1.07	to	$1.07	$0	—	0.00%	to	0.00%	3.03	%(7)	to	3.03	%(7)
VP Conserv, Cl 2
2021	417	$1.45	to	$1.51	$633	—	0.00%	to	0.90%	2.82%		to	1.89%
2020	579	$1.41	to	$1.48	$876	—	0.00%	to	0.90%	9.30%		to	8.32%
2019	457	$1.29	to	$1.37	$628	—	0.00%	to	0.90%	10.75%		to	9.76%
2018	422	$1.16	to	$1.25	$528	—	0.00%	to	0.90%	(2.95%)		to	(3.82%)
2017	431	$1.20	to	$1.30	$562	—	0.00%	to	0.90%	7.42%		to	6.46%
VP Conserv, Cl 4
2021	384	$1.39	to	$1.51	$596	—	0.30%	to	0.90%	2.51%		to	1.90%
2020	395	$1.35	to	$1.48	$601	—	0.30%	to	0.90%	8.91%		to	8.26%
2019	668	$1.24	to	$1.37	$898	—	0.30%	to	0.90%	10.42%		to	9.76%
2018	445	$1.13	to	$1.25	$567	—	0.30%	to	0.90%	(3.17%)		to	(3.76%)
2017	657	$1.16	to	$1.30	$866	—	0.30%	to	0.90%	7.02%		to	6.38%
VP Man Vol Conserv, Cl 1
2021	—	$1.21	to	$1.21	$0	—	0.00%	to	0.00%	2.91%		to	2.91%
2020	—	$1.18	to	$1.18	$0	—	0.00%	to	0.00%	8.35%		to	8.35%
2019	—	$1.08	to	$1.08	$0	—	0.00%	to	0.00%	3.76	%(7)	to	3.76	%(7)
VP Man Vol Conserv, Cl 2
2021	111	$1.35	to	$1.26	$143	—	0.00%	to	0.90%	2.63%		to	1.71%
2020	92	$1.31	to	$1.24	$117	—	0.00%	to	0.90%	8.12%		to	7.15%
2019	21	$1.21	to	$1.16	$25	—	0.00%	to	0.90%	11.92%		to	10.91%
2018	15	$1.09	to	$1.04	$16	—	0.00%	to	0.90%	(2.58%)		to	(3.46%)
2017	36	$1.11	to	$1.08	$39	—	0.00%	to	0.90%	7.89%		to	6.92%
VP Man Vol Conserv Gro, Cl 1
2021	48	$1.26	to	$1.26	$60	—	0.00%	to	0.00%	5.77%		to	5.77%
2020	—	$1.19	to	$1.19	$0	—	0.00%	to	0.00%	9.35%		to	9.35%
2019	—	$1.09	to	$1.09	$0	—	0.00%	to	0.00%	4.34	%(7)	to	4.34	%(7)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	167

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Man Vol Conserv Gro, Cl 2
2021	127	$1.43	to	$1.34	$175	—	0.00%	to	0.90%	5.45%		to	4.51%
2020	124	$1.36	to	$1.28	$163	—	0.00%	to	0.90%	9.15%		to	8.17%
2019	40	$1.24	to	$1.18	$48	—	0.00%	to	0.90%	14.00%		to	12.97%
2018	56	$1.09	to	$1.05	$59	—	0.00%	to	0.90%	(4.30%)		to	(5.16%)
2017	11	$1.14	to	$1.10	$13	—	0.00%	to	0.90%	11.19%		to	10.20%
VP Man Vol Gro, Cl 1
2021	312	$1.37	to	$1.37	$428	—	0.00%	to	0.00%	12.22%		to	12.22%
2020	31	$1.22	to	$1.22	$37	—	0.00%	to	0.00%	11.56%		to	11.56%
2019	8	$1.10	to	$1.10	$8	—	0.00%	to	0.00%	5.50	%(7)	to	5.50	%(7)
VP Man Vol Gro, Cl 2
2021	1,487	$1.61	to	$1.51	$2,346	—	0.00%	to	0.90%	11.89%		to	10.89%
2020	1,439	$1.44	to	$1.36	$2,035	—	0.00%	to	0.90%	11.30%		to	10.30%
2019	1,434	$1.30	to	$1.23	$1,827	—	0.00%	to	0.90%	18.26%		to	17.20%
2018	1,368	$1.10	to	$1.05	$1,478	—	0.00%	to	0.90%	(7.73%)		to	(8.56%)
2017	1,339	$1.19	to	$1.15	$1,548	—	0.00%	to	0.90%	17.48%		to	16.43%
VP Man Vol Mod Gro, Cl 1
2021	51	$1.32	to	$1.32	$67	—	0.00%	to	0.00%	9.02%		to	9.02%
2020	31	$1.21	to	$1.21	$38	—	0.00%	to	0.00%	10.62%		to	10.62%
2019	4	$1.09	to	$1.09	$5	—	0.00%	to	0.00%	4.93	%(7)	to	4.93	%(7)
VP Man Vol Mod Gro, Cl 2
2021	1,436	$1.53	to	$1.43	$2,147	—	0.00%	to	0.90%	8.70%		to	7.72%
2020	1,279	$1.41	to	$1.33	$1,765	—	0.00%	to	0.90%	10.37%		to	9.38%
2019	1,304	$1.28	to	$1.22	$1,635	—	0.00%	to	0.90%	16.17%		to	15.13%
2018	1,291	$1.10	to	$1.06	$1,397	—	0.00%	to	0.90%	(5.85%)		to	(6.70%)
2017	835	$1.17	to	$1.13	$965	—	0.00%	to	0.90%	14.34%		to	13.32%
VP Mod, Cl 1
2021	1,185	$1.35	to	$1.35	$1,602	—	0.00%	to	0.00%	9.31%		to	9.31%
2020	59	$1.24	to	$1.24	$73	—	0.00%	to	0.00%	13.12%		to	13.12%
2019	—	$1.09	to	$1.09	$0	—	0.00%	to	0.00%	4.75	%(7)	to	4.75	%(7)
VP Mod, Cl 2
2021	15,164	$1.87	to	$2.05	$30,374	—	0.00%	to	0.90%	9.00%		to	8.03%
2020	15,047	$1.72	to	$1.90	$28,331	—	0.00%	to	0.90%	12.86%		to	11.85%
2019	15,836	$1.52	to	$1.69	$26,566	—	0.00%	to	0.90%	16.13%		to	15.09%
2018	16,008	$1.31	to	$1.47	$23,208	—	0.00%	to	0.90%	(5.57%)		to	(6.42%)
2017	16,763	$1.39	to	$1.57	$25,948	—	0.00%	to	0.90%	13.22%		to	12.21%
VP Mod, Cl 4
2021	19,360	$1.70	to	$2.05	$39,217	—	0.30%	to	0.90%	8.72%		to	8.07%
2020	19,863	$1.56	to	$1.90	$37,194	—	0.30%	to	0.90%	12.45%		to	11.78%
2019	21,370	$1.39	to	$1.70	$35,568	—	0.30%	to	0.90%	15.83%		to	15.14%
2018	24,897	$1.20	to	$1.47	$35,675	—	0.30%	to	0.90%	(5.85%)		to	(6.42%)
2017	26,048	$1.28	to	$1.58	$40,666	—	0.30%	to	0.90%	12.87%		to	12.19%
VP Mod Aggr, Cl 1
2021	2,573	$1.42	to	$1.42	$3,644	—	0.00%	to	0.00%	12.61%		to	12.61%
2020	532	$1.26	to	$1.26	$669	—	0.00%	to	0.00%	14.26%		to	14.26%
2019	53	$1.10	to	$1.10	$59	—	0.00%	to	0.00%	5.74	%(7)	to	5.74	%(7)
VP Mod Aggr, Cl 2
2021	20,138	$2.11	to	$2.33	$44,693	—	0.00%	to	0.90%	12.31%		to	11.30%
2020	20,342	$1.88	to	$2.10	$40,777	—	0.00%	to	0.90%	14.03%		to	13.01%
2019	20,092	$1.65	to	$1.85	$35,918	—	0.00%	to	0.90%	18.71%		to	17.65%
2018	20,043	$1.39	to	$1.58	$30,499	—	0.00%	to	0.90%	(7.03%)		to	(7.87%)
2017	19,479	$1.49	to	$1.71	$32,059	—	0.00%	to	0.90%	16.15%		to	15.11%

168	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Mod Aggr, Cl 4
2021	29,528	$1.86	to	$2.34	$67,643	—	0.30%	to	0.90%	12.00%		to	11.33%
2020	30,763	$1.66	to	$2.10	$62,979	—	0.30%	to	0.90%	13.67%		to	12.99%
2019	33,208	$1.46	to	$1.86	$59,867	—	0.30%	to	0.90%	18.39%		to	17.68%
2018	35,800	$1.24	to	$1.58	$54,778	—	0.30%	to	0.90%	(7.36%)		to	(7.91%)
2017	36,588	$1.33	to	$1.71	$61,837	—	0.30%	to	0.90%	15.85%		to	15.15%
VP Mod Conserv, Cl 1
2021	299	$1.28	to	$1.28	$383	—	0.00%	to	0.00%	5.99%		to	5.99%
2020	306	$1.21	to	$1.21	$369	—	0.00%	to	0.00%	11.28%		to	11.28%
2019	—	$1.08	to	$1.08	$0	—	0.00%	to	0.00%	3.93	%(7)	to	3.93	%(7)
VP Mod Conserv, Cl 2
2021	1,425	$1.64	to	$1.76	$2,570	—	0.00%	to	0.90%	5.74%		to	4.79%
2020	1,396	$1.56	to	$1.68	$2,378	—	0.00%	to	0.90%	11.00%		to	10.01%
2019	1,357	$1.40	to	$1.52	$2,077	—	0.00%	to	0.90%	13.51%		to	12.50%
2018	1,598	$1.23	to	$1.35	$2,168	—	0.00%	to	0.90%	(4.12%)		to	(4.99%)
2017	1,663	$1.29	to	$1.43	$2,383	—	0.00%	to	0.90%	10.01%		to	9.02%
VP Mod Conserv, Cl 4
2021	1,832	$1.54	to	$1.76	$3,213	—	0.30%	to	0.90%	5.47%		to	4.84%
2020	2,518	$1.46	to	$1.68	$4,184	—	0.30%	to	0.90%	10.65%		to	9.99%
2019	2,780	$1.32	to	$1.53	$4,290	—	0.30%	to	0.90%	13.15%		to	12.47%
2018	2,996	$1.16	to	$1.36	$4,112	—	0.30%	to	0.90%	(4.34%)		to	(4.92%)
2017	3,275	$1.22	to	$1.43	$4,719	—	0.30%	to	0.90%	9.59%		to	8.93%
VP Ptnrs Core Bond, Cl 1
2021	5	$1.15	to	$1.15	$5	1.21%	0.00%	to	0.00%	(1.24%)		to	(1.24%)
2020	0	$1.16	to	$1.16	$1	2.37%	0.00%	to	0.00%	8.27%		to	8.27%
2019	0	$1.07	to	$1.07	$0	4.19%	0.00%	to	0.00%	2.47	%(7)	to	2.47	%(7)
VP Ptnrs Core Bond, Cl 2
2021	3	$1.25	to	$1.25	$4	1.19%	0.00%	to	0.00%	(1.41%)		to	(1.41%)
2020	3	$1.27	to	$1.27	$3	2.22%	0.00%	to	0.00%	7.97%		to	7.97%
2019	4	$1.18	to	$1.18	$4	2.14%	0.00%	to	0.00%	8.39%		to	8.39%
2018	2	$1.09	to	$1.09	$3	2.29%	0.00%	to	0.00%	(0.35%)		to	(0.35%)
2017	2	$1.09	to	$1.09	$2	2.36%	0.00%	to	0.00%	3.34%		to	3.34%
VP Ptnrs Core Eq, Cl 1
2021	1	$1.71	to	$1.71	$1	—	0.00%	to	0.00%	29.45%		to	29.45%
2020	0	$1.32	to	$1.32	$0	—	0.00%	to	0.00%	17.02%		to	17.02%
2019	—	$1.13	to	$1.13	$0	—	0.00%	to	0.00%	8.80	%(7)	to	8.80	%(7)
VP Ptnrs Core Eq, Cl 2
2021	0	$3.26	to	$3.26	$1	—	0.00%	to	0.00%	29.18%		to	29.18%
2020	0	$2.52	to	$2.52	$1	—	0.00%	to	0.00%	16.73%		to	16.73%
2019	0	$2.16	to	$2.16	$0	—	0.00%	to	0.00%	26.20%		to	26.20%
2018	0	$1.71	to	$1.71	$1	—	0.00%	to	0.00%	(8.20%)		to	(8.20%)
2017	0	$1.86	to	$1.86	$0	—	0.00%	to	0.00%	20.12%		to	20.12%
VP Ptnrs Core Eq, Cl 3
2021	130	$2.73	to	$2.74	$528	—	0.30%	to	0.90%	28.95%		to	28.18%
2020	140	$2.11	to	$2.14	$438	—	0.30%	to	0.90%	16.49%		to	15.80%
2019	132	$1.81	to	$1.85	$343	—	0.30%	to	0.90%	26.00%		to	25.25%
2018	171	$1.44	to	$1.48	$325	—	0.30%	to	0.90%	(8.36%)		to	(8.91%)
2017	207	$1.57	to	$1.62	$419	—	0.30%	to	0.90%	19.91%		to	19.20%
VP Ptnrs Intl Core Eq, Cl 1
2021	14	$1.37	to	$1.37	$19	1.19%	0.00%	to	0.00%	13.55%		to	13.55%
2020	4	$1.21	to	$1.21	$5	0.01%	0.00%	to	0.00%	11.17%		to	11.17%
2019	—	$1.09	to	$1.09	$0	5.40%	0.00%	to	0.00%	5.22	%(7)	to	5.22	%(7)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	169

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Intl Core Eq, Cl 2
2021	23	$1.72	to	$1.72	$40	1.81%	0.00%	to	0.00%	13.18%		to	13.18%
2020	27	$1.52	to	$1.52	$41	0.20%	0.00%	to	0.00%	10.96%		to	10.96%
2019	24	$1.37	to	$1.37	$32	2.48%	0.00%	to	0.00%	18.41%		to	18.41%
2018	18	$1.15	to	$1.15	$21	2.02%	0.00%	to	0.00%	(16.69%)		to	(16.69%)
2017	17	$1.39	to	$1.39	$23	1.79%	0.00%	to	0.00%	22.14%		to	22.14%
VP Ptnrs Intl Gro, Cl 1
2021	79	$1.55	to	$1.55	$122	0.06%	0.00%	to	0.00%	10.63%		to	10.63%
2020	66	$1.41	to	$1.41	$92	0.00%	0.00%	to	0.00%	22.62%		to	22.62%
2019	0	$1.15	to	$1.15	$0	1.28%	0.00%	to	0.00%	9.35	%(7)	to	9.35	%(7)
VP Ptnrs Intl Gro, Cl 2
2021	134	$1.99	to	$1.99	$268	—	0.00%	to	0.00%	10.33%		to	10.33%
2020	119	$1.81	to	$1.81	$215	0.08%	0.00%	to	0.00%	22.30%		to	22.30%
2019	110	$1.48	to	$1.48	$163	0.89%	0.00%	to	0.00%	26.36%		to	26.36%
2018	88	$1.17	to	$1.17	$103	0.85%	0.00%	to	0.00%	(19.10%)		to	(19.10%)
2017	72	$1.45	to	$1.45	$105	0.53%	0.00%	to	0.00%	26.56%		to	26.56%
VP Ptnrs Intl Val, Cl 1
2021	9	$1.13	to	$1.13	$10	1.97%	0.00%	to	0.00%	11.80%		to	11.80%
2020	6	$1.01	to	$1.01	$6	0.70%	0.00%	to	0.00%	(3.82%)		to	(3.82%)
2019	2	$1.05	to	$1.05	$2	3.48%	0.00%	to	0.00%	4.88	%(7)	to	4.88	%(7)
VP Ptnrs Intl Val, Cl 2
2021	62	$1.45	to	$1.45	$90	1.99%	0.00%	to	0.00%	11.64%		to	11.64%
2020	59	$1.30	to	$1.30	$76	0.80%	0.00%	to	0.00%	(4.14%)		to	(4.14%)
2019	53	$1.35	to	$1.35	$71	3.55%	0.00%	to	0.00%	13.20%		to	13.20%
2018	45	$1.19	to	$1.19	$54	2.73%	0.00%	to	0.00%	(17.48%)		to	(17.48%)
2017	17	$1.45	to	$1.45	$25	1.88%	0.00%	to	0.00%	25.02%		to	25.02%
VP Ptnrs Sm Cap Gro, Cl 1
2021	4	$1.54	to	$1.54	$7	—	0.00%	to	0.00%	8.29%		to	8.29%
2020	1	$1.42	to	$1.42	$1	—	0.00%	to	0.00%	38.77%		to	38.77%
2019	—	$1.03	to	$1.03	$0	—	0.00%	to	0.00%	5.62	%(7)	to	5.62	%(7)
VP Ptnrs Sm Cap Gro, Cl 2
2021	12	$2.80	to	$2.80	$34	—	0.00%	to	0.00%	8.02%		to	8.02%
2020	24	$2.59	to	$2.59	$62	—	0.00%	to	0.00%	38.43%		to	38.43%
2019	16	$1.87	to	$1.87	$30	—	0.00%	to	0.00%	20.95%		to	20.95%
2018	6	$1.55	to	$1.55	$9	—	0.00%	to	0.00%	(4.88%)		to	(4.88%)
2017	7	$1.62	to	$1.62	$11	—	0.00%	to	0.00%	18.49%		to	18.49%
VP Ptnrs Sm Cap Val, Cl 1
2021	1	$1.31	to	$1.31	$1	—	0.00%	to	0.00%	24.01%		to	24.01%
2020	0	$1.06	to	$1.06	$0	—	0.00%	to	0.00%	4.27%		to	4.27%
2019	—	$1.02	to	$1.02	$0	—	0.00%	to	0.00%	6.96	%(7)	to	6.96	%(7)
VP Ptnrs Sm Cap Val, Cl 2
2021	3	$2.28	to	$2.28	$6	—	0.00%	to	0.00%	23.75%		to	23.75%
2020	3	$1.84	to	$1.84	$5	—	0.00%	to	0.00%	3.99%		to	3.99%
2019	2	$1.77	to	$1.77	$4	—	0.00%	to	0.00%	19.53%		to	19.53%
2018	2	$1.48	to	$1.48	$3	—	0.00%	to	0.00%	(13.72%)		to	(13.72%)
2017	2	$1.72	to	$1.72	$4	—	0.00%	to	0.00%	6.88%		to	6.88%
VP Ptnrs Sm Cap Val, Cl 3
2021	210	$1.76	to	$4.09	$785	—	0.30%	to	0.90%	23.52%		to	22.78%
2020	203	$1.42	to	$3.33	$610	—	0.30%	to	0.90%	3.80%		to	3.18%
2019	208	$1.37	to	$3.23	$606	—	0.30%	to	0.90%	19.30%		to	18.58%
2018	225	$1.15	to	$2.72	$555	—	0.30%	to	0.90%	(13.86%)		to	(14.38%)
2017	229	$1.34	to	$3.18	$676	—	0.30%	to	0.90%	6.70%		to	6.07%

170	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP US Flex Conserv Gro, Cl 1
2021	1	$1.26	to	$1.26	$1	—	0.00%	to	0.00%	7.76%		to	7.76%
2020	0	$1.17	to	$1.17	$0	—	0.00%	to	0.00%	6.18%		to	6.18%
2019	—	$1.10	to	$1.10	$0	—	0.00%	to	0.00%	4.90	%(7)	to	4.90	%(7)
VP US Flex Gro, Cl 1
2021	15	$1.36	to	$1.36	$20	—	0.00%	to	0.00%	15.76%		to	15.76%
2020	8	$1.18	to	$1.18	$9	—	0.00%	to	0.00%	5.07%		to	5.07%
2019	—	$1.12	to	$1.12	$0	—	0.00%	to	0.00%	6.85	%(7)	to	6.85	%(7)
VP US Flex Mod Gro, Cl 1
2021	5	$1.31	to	$1.31	$7	—	0.00%	to	0.00%	11.71%		to	11.71%
2020	8	$1.17	to	$1.17	$9	—	0.00%	to	0.00%	5.74%		to	5.74%
2019	—	$1.11	to	$1.11	$0	—	0.00%	to	0.00%	5.92	%(7)	to	5.92	%(7)
Wanger Intl
2021	1,667	$1.98	to	$4.46	$5,916	0.55%	0.30%	to	0.90%	18.45%		to	17.74%
2020	1,719	$1.68	to	$3.79	$5,227	2.02%	0.30%	to	0.90%	14.02%		to	13.34%
2019	1,829	$1.47	to	$3.35	$4,881	0.81%	0.30%	to	0.90%	29.60%		to	28.83%
2018	1,983	$1.13	to	$2.60	$4,160	2.03%	0.30%	to	0.90%	(17.95%)		to	(18.44%)
2017	2,026	$1.38	to	$3.18	$5,342	1.22%	0.30%	to	0.90%	32.51%		to	31.73%
Wanger USA
2021	1,293	$2.64	to	$6.97	$7,460	0.76%	0.30%	to	0.90%	8.57%		to	7.92%
2020	1,354	$2.43	to	$6.46	$7,196	—	0.30%	to	0.90%	23.86%		to	23.12%
2019	1,499	$1.96	to	$5.25	$6,511	0.26%	0.30%	to	0.90%	30.71%		to	29.93%
2018	1,686	$1.50	to	$4.04	$5,574	0.09%	0.30%	to	0.90%	(1.76%)		to	(2.35%)
2017	1,869	$1.53	to	$4.13	$6,223	—	0.30%	to	0.90%	19.22%		to	18.51%
WA Var Global Hi Yd Bond, Cl I
2021	6	$1.17	to	$1.17	$8	8.92%	0.00%	to	0.00%	1.33%		to	1.33%
2020	0	$1.16	to	$1.16	$1	5.74%	0.00%	to	0.00%	7.32%		to	7.32%
2019	0	$1.08	to	$1.08	$0	16.70%	0.00%	to	0.00%	2.66	%(7)	to	2.66	%(7)
WA Var Global Hi Yd Bond, Cl II
2021	7	$1.40	to	$1.40	$10	5.04%	0.00%	to	0.00%	1.04%		to	1.04%
2020	3	$1.39	to	$1.39	$5	4.14%	0.00%	to	0.00%	7.12%		to	7.12%
2019	3	$1.30	to	$1.30	$3	5.57%	0.00%	to	0.00%	14.01%		to	14.01%
2018	2	$1.14	to	$1.14	$2	5.69%	0.00%	to	0.00%	(4.16%)		to	(4.16%)
2017	1	$1.19	to	$1.19	$2	6.42%	0.00%	to	0.00%	8.43%		to	8.43%

(1)	The accumulation unit values and total returns are presented as a range of values based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 28, 2017.
(6)	New subaccount operations commenced on April 27, 2018.
(7)	New subaccount operations commenced on June 24, 2019.
(8)	New subaccount operations commenced on April 24, 2020.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	171

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

Opinion

We have audited the accompanying financial statements of RiverSource Life Insurance Co. of New York (the “Company”), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of income, comprehensive income, shareholder’s equity and cash flows for each of the three years then ended, including the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/  PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 21, 2022

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2021	2020
Assets
Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2021, $1,710,400; 2020, $1,680,340, allowance for credit losses: 2021, nil; 2020, $739)	$1,840,154	$1,873,639
Mortgage loans, at amortized cost (allowance for credit losses: 2021, $859; 2020, $2,075)	155,720	166,845
Policy loans	52,068	48,712
Other investments	512	484
Total investments	2,048,454	2,089,680
Cash and cash equivalents	370,237	262,009
Reinsurance recoverables (allowance for credit losses: 2021, $5,400; 2020, $4,800)	184,971	185,087
Other receivables	13,830	8,250
Accrued investment income	13,440	13,653
Deferred acquisition costs	175,258	162,650
Other assets	411,394	324,757
Separate account assets	5,432,261	5,122,397
Total assets	$8,649,845	$8,168,483

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$2,106,471	$2,169,010
Other liabilities	551,780	346,842
Separate account liabilities	5,432,261	5,122,397
Total liabilities	8,090,512	7,638,249
Shareholder’s Equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,926	106,926
Retained earnings	420,377	350,273
Accumulated other comprehensive income, net of tax	30,030	71,035
Total shareholder’s equity	559,333	530,234
Total liabilities and shareholder’s equity	$8,649,845	$8,168,483

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years Ended December 31,	2021	2020	2019
Revenues
Premiums	$15,416	$17,699	$21,052
Net investment income	65,369	70,451	75,807
Policy and contract charges	139,659	123,702	121,572
Other revenues	27,360	24,526	23,990
Net realized investment gains (losses)	11,580	(346)	(1,035)
Total revenues	259,384	236,032	241,386

Benefits and Expenses
Benefits, claims, losses and settlement expenses	84,589	83,691	75,842
Interest credited to fixed accounts	47,165	49,171	49,390
Amortization of deferred acquisition costs	6,296	18,276	10,892
Other insurance and operating expenses	35,838	35,551	37,170
Total benefits and expenses	173,888	186,689	173,294
Pretax income (loss)	85,496	49,343	68,092
Income tax provision (benefit)	15,392	7,671	8,993
Net income	$70,104	$41,672	$59,099

See Notes to Financial Statements.

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years Ended December 31,	2021	2020	2019

Net income	$70,104	$41,672	$59,099
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(41,005)	25,508	45,957
Total other comprehensive income (loss), net of tax	(41,005)	25,508	45,957
Total comprehensive income	$29,099	$67,180	$105,056

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2019	$2,000	$106,926	$295,481	$(430)	$403,977
Cumulative effect of adoption of premium amortization on purchased callable debt securities guidance	—	—	(150)	—	(150)
Net income	—	—	59,099	—	59,099
Other comprehensive income (loss), net of tax	—	—	—	45,957	45,957
Cash dividends to RiverSource Life Insurance Company	—	—	(43,000)	—	(43,000)

Balances at December 31, 2019	2,000	106,926	311,430	45,527	465,883
Cumulative effect of adoption of current expected credit losses guidance	—	—	(2,829)	—	(2,829)
Net income	—	—	41,672	—	41,672
Other comprehensive income (loss), net of tax	—	—	—	25,508	25,508

Balances at December 31, 2020	2,000	106,926	350,273	71,035	530,234
Net income	—	—	70,104	—	70,104
Other comprehensive income (loss), net of tax	—	—	—	(41,005)	(41,005)
Balances at December 31, 2021	$2,000	$106,926	$420,377	$30,030	$559,333

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years Ended December 31,	2021	2020	2019
Cash Flows from Operating Activities
Net income	$70,104	$41,672	$59,099
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	2,903	1,575	952
Deferred income tax (benefit) expense	(7,895)	(10,626)	(8,503)
Contractholder and policyholder charges, non-cash	(26,825)	(26,308)	(25,518)
(Gain) Loss from equity method investments	(44)	(53)	(57)
Net realized investment (gains) losses	(11,901)	(1,350)	(22)
Impairments and provision for loan losses	321	1,696	1,054
Change in operating assets and liabilities:
Deferred acquisition costs	(8,743)	3,739	(8,170)
Policyholder account balances, future policy benefits and claims, net	(41,807)	115,496	39,172
Derivatives, net of collateral	93,328	(34,858)	(27,855)
Reinsurance recoverables	(265)	(8,659)	(9,332)
Other receivables	(5,580)	(237)	(682)
Accrued investment income	213	(593)	1,819
Current income tax, net	(19,210)	19,086	2,495
Other, net	10,712	3,676	3,257
Net cash provided by (used in) operating activities	55,311	104,256	27,709

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	15,898	6,109	8,752
Maturities, sinking fund payments and calls	322,473	208,944	227,635
Purchases	(361,731)	(329,029)	(147,680)
Proceeds from maturities and repayments of mortgage loans	18,041	18,508	16,829
Funding of mortgage loans	(5,700)	(23,585)	(23,650)
Net proceeds from sales of other investments	47	3	—
Purchase of other investments	(9)	(9)	8
Change in policy loans, net	(3,356)	621	445
Net cash provided by (used in) investing activities	(14,337)	(118,438)	82,339

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	119,937	121,283	138,744
Net transfers from (to) separate accounts	(13,581)	(239)	(2,793)
Surrenders and other benefits	(91,215)	(86,335)	(113,264)
Proceeds from line of credit with Ameriprise Financial, Inc.	5,800	6,000	2,500
Repayments to Ameriprise Financial, Inc. on line of credit	(5,800)	(6,000)	(2,500)
Cash received from purchased options with deferred premiums	53,361	—	42,423
Cash paid for purchased options with deferred premiums	(1,248)	(7,638)	(16,812)
Cash dividends to RiverSource Life Insurance Company	—	—	(43,000)
Net cash provided by (used in) financing activities	67,254	27,071	5,298
Net increase (decrease) in cash and cash equivalents	108,228	12,889	115,346
Cash and cash equivalents at beginning of period	262,009	249,120	133,774
Cash and cash equivalents at end of period	$370,237	$262,009	$249,120
Supplemental Disclosures:
Income taxes paid (received), net	$42,497	$(790)	$14,965

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as described in Note 14.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through April 21, 2022, the date the financial statements were issued. No subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s principal products are variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders. During 2021, the Company made the decision to discontinue new sales of substantially all of its variable annuities with living benefit guarantees at the end of 2021, with a full exit by mid-2022. As the Company continues to optimize its risk profile and shift its business mix to lower risk offerings, it has discontinued new sales of its UL insurance with secondary guarantees.

The Company also offers immediate annuities, traditional life insurance and disability income (“DI”) insurance. In 2020, the Company discontinued sales of fixed deferred annuities.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company adopted accounting standard, Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments, on January 1, 2020. The significant accounting policies for Available-for-Sale Securities, Financing Receivables, and Reinsurance were updated as a result of adopting the new accounting standard.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, deferred acquisition costs (“DAC”) and the corresponding recognition of DAC amortization, valuation of derivative instruments, future policy benefits and claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for

RiverSource Life Insurance Co. of New York

credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments. However, for Available-for-Sale securities that recognized an impairment prior to January 1, 2020 by reducing the book value of the security, the difference between the new amortized cost basis and the improved cash flows expected to be collected is accreted as interest income.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Financing Receivables

Financing receivables are comprised of mortgage loans and policy loans.

Mortgage Loans

Mortgage loans are loans on commercial properties that are originated by the Company and are recorded at amortized cost less the allowance for loan losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on mortgage loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased.

The allowance for credit losses for mortgage loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on mortgage loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”)

RiverSource Life Insurance Co. of New York

ratios and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Nonaccrual Loans

Mortgage loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for mortgage loans.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Modifications to loan terms do not automatically result in troubled debt restructurings (“TDRs”). Per the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus, modifications made on a good faith basis in response to the coronavirus disease 2019 (“COVID-19”) pandemic to borrowers who were not more than 30 days past due as of December 31, 2019, such as payment deferrals, extensions of repayment terms, fee waivers, or delays in payment that are not significant to the unpaid principal value of the loan, are not considered TDRs. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the mortgage loan is uncollectible. Factors used by the Company to determine whether all amounts due on mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location.

If it is determined that foreclosure on a mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated selling costs. Upon foreclosure, the mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include the fact that the Company has no actual history of losses and the fact that industry data

RiverSource Life Insurance Co. of New York

may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 12 for information regarding the Company’s fair value measurement of derivative instruments and Note 16 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFS advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and

RiverSource Life Insurance Co. of New York

bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and Separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders, who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products.

Guarantees accounted for as insurance liabilities include GMDB, guaranteed minimum income benefit (“GMIB”) and the life contingent benefits associated with GMWB. In addition, UL and VUL policies with product features that result in profits followed by losses are accounted for as insurance liabilities.

Guarantees accounted for as embedded derivatives include GMAB and the non-life contingent benefits associated with GMWB. In addition, the portion of indexed annuities and IUL policies allocated to the indexed account is accounted for as an embedded derivative.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as Reinsurance recoverables.

RiverSource Life Insurance Co. of New York

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities and IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilize assumptions established as of the date the payout phase is initiated. The liabilities are the present value of future estimated payments reduced for mortality (which is based on industry mortality tables with modifications based on the Company’s experience) and discounted with interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. The fair value of embedded derivatives related to IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is a liability. See Note 12 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

RiverSource Life Insurance Co. of New York

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Net level premium includes anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Gross premium valuation includes expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using current best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 18 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or

RiverSource Life Insurance Co. of New York

loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis. Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Income Taxes — Simplifying the Accounting for Income Taxes

In December 2019, the Financial Accounting Standards Board (“FASB”) updated the accounting standards to simplify the accounting for income taxes. The update eliminates certain exceptions to: (1) accounting principles related to intra-period tax allocation to be applied on a prospective basis, (2) deferred tax liabilities related to outside basis differences to be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption, and (3) year-to-date losses in interim periods to be applied on a prospective basis. The update also amends existing guidance related to situations when an entity receives: (1) a step-up in the tax basis of goodwill to be applied on a prospective basis, (2) an allocation of income tax expense when members of a consolidated tax filing group issue separate financial statements to be applied on a retrospective basis for all periods presented, (3) interim recognition of enactment of tax laws or rate changes to be applied on a prospective basis, and (4) franchise taxes and other taxes partially based on income to be applied on a retrospective basis for all periods presented or a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The standard is effective for interim and annual periods beginning after December 15, 2020, with early adoption permitted. The Company adopted the standard on January 1, 2021. The adoption of this standard had no impact on the Company’s financial condition or results of operations.

Future Adoption of New Accounting Standards

Reference Rate Reform — Expedients for Contract Modifications

In March 2020, the FASB updated the accounting standards to provide optional expedients and exceptions for applying GAAP to contracts, hedging or other transactions that are affected by reference rate reform (i.e., the elimination of the London Inter-Bank Offered Rate (“LIBOR”)). The following expedients are provided for modified contracts whose reference rate is changed: (1) receivables and debt contracts are accounted for prospectively by adjusting the effective interest rate, (2) leases are accounted for as a continuation of the existing contracts with no reassessments of the lease classification and discount rate or remeasurements of lease payments that otherwise would be required, and (3) an entity is not required to reassess its original conclusion about whether that contract contains an embedded derivative that is clearly and closely related to the economic characteristics and risks of the host contract. The amendments in this update were effective upon issuance and must be elected prior to December 31, 2022. When elected, the optional expedients for contract modifications must be applied consistently for all eligible contracts or eligible transactions. In January 2021, FASB updated the standard to allow an entity to elect to apply the treatment under the original guidance to derivative instruments that use an interest rate that for margining, discounting or contract price alignment that will be modified due to reference rate reform but did not qualify under the original guidance. The Company has not yet applied any of the optional expedients. The adoption of the standard is not expected to have an impact on the Company’s results of operations and financial condition.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts. The guidance revises key elements of the measurement models and disclosure requirements for long-duration insurance contracts issued by insurers and reinsurers.

The guidance establishes a significant new category of benefit features called market risk benefits that protect the contractholder from other-than-nominal capital market risk and expose the insurer to that risk. Insurers will have to measure market risk benefits at fair value. Market risk benefits include variable annuity guaranteed benefits (i.e. guaranteed minimum death, withdrawal, withdrawal for life, accumulation and income benefits). The portion of the change in fair value attributable to a change in the instrument-specific credit risk of market risk benefits in a liability position will be recorded in OCI.

RiverSource Life Insurance Co. of New York

Significant changes also relate to the measurement of the liability for future policy benefits for nonparticipating traditional long-duration insurance contracts and immediate annuities with a life contingent feature including the following:

•

Insurers will be required to review and update the cash flow assumptions used to measure the liability for future policy benefits rather than using assumptions locked in at contract inception. The review of assumptions to measure the liability for all future policy benefits will be required annually at the same time each year, or more frequently if suggested by experience. The effect of updating assumptions will be measured on a retrospective catch-up basis and presented separate from the ongoing policyholder benefit expense in the statement of operations in the period the update is made. This new unlocking process will be required for the Company’s term and whole life insurance, disability income, long term care insurance and immediate annuities with a life contingent feature.

•

The discount rate used to measure the liability for future policy benefits will be standardized. The current requirement to use a discount rate reflecting expected investment yields will change to an upper-medium grade (low credit risk) fixed income corporate instrument yield (generally interpreted as an “A” rating) reflecting the duration characteristics of the liability. Entities will be required to update the discount rate at each reporting date with the effect of discount rate changes reflected in OCI.

•

The current premium deficiency test is being replaced with a net premium ratio cap of 100%. If the net premium ratio (i.e. the ratio of the present value of total expected benefits and related expenses to the present value of total expected premiums) exceeds 100%, insurers are required to recognize a loss in the statement of operations in the period. Contracts from different issue years will no longer be permitted to be grouped to determine contracts in a loss position.

In addition, the update requires DAC and DSIC relating to all long-duration contracts and most investment contracts to be amortized on a straight-line basis over the expected life of the contract independent of profit emergence. Under the new guidance, interest will not accrue to the deferred balance and DAC and DSIC will not be subject to an impairment test.

The update requires significant additional disclosures, including disaggregated rollforwards of the liability for future policy benefits, policyholder account balances, market risk benefits, DAC and DSIC, as well as qualitative and quantitative information about expected cash flows, estimates and assumptions. The standard is effective for interim and annual periods beginning after December 15, 2022. The standard should be applied to the liability for future policy benefits and DAC and DSIC on a modified retrospective basis and applied to market risk benefits on a retrospective basis with the option to apply full retrospective transition if certain criteria are met. Early adoption is permitted. The Company is currently in the process of implementing the standard, including the implementation of controlled measurement and reporting processes. The Company expects the impact of adopting the standard to be material to its financial condition and results of operations.

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Statements of Income:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$11,402	$10,217	$9,802
Unaffiliated	936	747	752
Total	12,338	10,964	10,554
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	2,908	2,560	2,492
Unaffiliated	1,127	1,019	1,062
	4,035	3,579	3,554
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management LLC)	22,969	20,638	20,122
Unaffiliated	282	226	215
	23,251	20,864	20,337
Total	27,286	24,443	23,891
Total revenue from contracts with customers	39,624	35,407	34,445
Revenue from other sources(1)	219,760	200,625	206,941
Total revenues	$259,384	$236,032	$241,386

(1)	Amounts primarily consist of revenue associated with insurance and annuity products or financial instruments.

RiverSource Life Insurance Co. of New York

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and Contract Charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other Revenues

Administrative Fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other Fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $3.6 million and $3.3 million as of December 31, 2021 and 2020, respectively.

5.  VARIABLE INTEREST ENTITIES

The Company invests in structured investments which are considered variable interest entities (“VIEs”) for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 6 for additional information on these structured investments.

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2021
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$921,350	$90,826	$(4,480)	$—	$1,007,696
Residential mortgage backed securities	337,609	3,997	(1,303)	—	340,303
Commercial mortgage backed securities	320,574	8,502	(763)	—	328,313
State and municipal obligations	108,074	30,827	(5)	—	138,896
Asset backed securities	20,894	1,910	(6)	—	22,798
Foreign government bonds and obligations	1,789	271	(22)	—	2,038
U.S. government and agency obligations	110	—	—	—	110
Total	$1,710,400	$136,333	$(6,579)	$—	$1,840,154

RiverSource Life Insurance Co. of New York

	December 31, 2020
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$978,633	$131,349	$(349)	$(739)	$1,108,894
Residential mortgage backed securities	243,325	7,679	(7)	—	250,997
Commercial mortgage backed securities	303,212	19,344	(792)	—	321,764
State and municipal obligations	123,621	34,364	—	—	157,985
Asset backed securities	29,609	2,067	—	—	31,676
Foreign government bonds and obligations	1,829	395	(12)	—	2,212
U.S. government and agency obligations	111	—	—	—	111
Total	$1,680,340	$195,198	$(1,160)	$(739)	$1,873,639

As of December 31, 2021 and 2020, accrued interest of $12.9 million and $13.1 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2021 and 2020, investment securities with a fair value of $208.8 million and $91.4 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $144.3 million and $37.9 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of both December 31, 2021 and 2020, fixed maturity securities comprised approximately 90% of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2021 and 2020, $34.6 million and $43.7 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2021			December 31, 2020
Ratings (in thousands, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$674,144	$686,258	37%	$567,469	$596,282	32%
AA	59,332	80,770	5	67,672	92,126	5
A	181,353	216,077	12	218,043	267,217	14
BBB	687,598	740,720	40	687,026	768,632	41
Below investment grade	107,973	116,329	6	140,130	149,382	8
Total fixed maturities	$1,710,400	$1,840,154	100%	$1,680,340	$1,873,639	100%

As of December 31, 2021 and 2020, approximately 46% and 38%, respectively, of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any issuer were greater than 10% of the Company’s total shareholder’s equity as of both December 31, 2021 and 2020.

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2021
	Less than 12 months			12 months or more			Total
Description of Securities (in thousands, except number of securities)	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	56	$223,974	$(3,986)	6	$7,924	$(494)	62	$231,898	$(4,480)
Residential mortgage backed securities	8	201,216	(1,303)	—	—	—	8	201,216	(1,303)
Commercial mortgage backed securities	12	74,061	(761)	1	863	(2)	13	74,924	(763)
Asset backed securities	1	4,493	(6)	—	—	—	1	4,493	(6)
State and municipal obligations	2	500	(5)	—	—	—	2	500	(5)
Foreign government bonds and obligations	—	—	—	1	86	(22)	1	86	(22)
Total	79	$504,244	$(6,061)	8	$8,873	$(518)	87	$513,117	$(6,579)

RiverSource Life Insurance Co. of New York

	December 31, 2020
	Less than 12 months			12 months or more			Total
Description of Securities (in thousands, except number of securities)	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	12	$28,018	$(266)	1	$1,591	$(83)	13	$29,609	$(349)
Residential mortgage backed securities	2	1,367	(7)	1	59	—	3	1,426	(7)
Commercial mortgage backed securities	8	36,014	(710)	3	3,184	(82)	11	39,198	(792)
Foreign government bonds and obligations	—	—	—	1	96	(12)	1	96	(12)
Total	22	$65,399	$(983)	6	$4,930	$(177)	28	$70,329	$(1,160)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2021 is primarily attributable to higher interest rates. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2021 and 2020, approximately 77% and 72%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in thousands)	Corporate Debt Securities
Balance at January 1, 2020(1)	$—
Additions for which credit losses were not previously recorded	975
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(236)
Balance at December 31, 2020	739
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(104)
Charge-offs	(635)
Balance at December 31, 2021	$—

(1)

Prior to January 1, 2020, credit losses on Available-for-Sale securities were not recorded in an allowance but were recorded as a reduction of the book value of the security if the security was other-than-temporarily impaired.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Gross realized investment gains	$11,923	$1,461	$284
Gross realized investment losses	(9)	(111)	(262)
Credit reversals (losses)	104	(739)	(1,054)
Other impairments	(1,641)	—	—
Total	$10,377	$611	$(1,032)

Net credit reversals for the year ended December 31, 2021 primarily related to decreases in an allowance for credit losses. For the year ended December 31, 2020, credit losses primarily related to recording an allowance for credit losses on certain corporate debt securities, primarily in the oil and gas industry. Other-than-temporary impairments for the year ended December 31, 2019 related to corporate debt securities. Other impairments for the year ended December 31, 2021 were the result of intent to sell certain Available-for-Sale securities.

See Note 17 for a rollforward of net unrealized investment gains (losses) included in AOCI.

RiverSource Life Insurance Co. of New York

Available-for-Sale securities by contractual maturity as of December 31, 2021 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$108,095	$109,464
Due after one year through five years	336,859	356,233
Due after five years through 10 years	231,914	240,251
Due after 10 years	354,455	442,792
	1,031,323	1,148,740
Residential mortgage backed securities	337,609	340,303
Commercial mortgage backed securities	320,574	328,313
Asset backed securities	20,894	22,798
Total	$1,710,400	$1,840,154

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Fixed maturities	$57,644	$60,840	$65,554
Mortgage loans	7,223	7,876	7,223
Policy loans and other investments	2,411	3,480	4,797
	67,278	72,196	77,574
Less: investment expenses	1,909	1,745	1,767
Total	$65,369	$70,451	$75,807

7.  FINANCING RECEIVABLES

Financing receivables are comprised of mortgage loans and policy loans. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

Allowance for Credit Losses

The following tables present a rollforward of the allowance for credit losses:

(in thousands)	Mortgage Loans
Balance at December 31, 2019(1)	$2,038
Cumulative effect of adoption of current expected credit losses guidance	(919)
Balance at January 1, 2020	1,119
Provisions	956
Balance at December 31, 2020	2,075
Provisions	(1,216)
Balance at December 31, 2021	$859

(1)	Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset.

(in thousands)	Mortgage Loans
Balance at January 1, 2019	$2,038
Charge-offs	—
Balance at December 31, 2019	$2,038

As of December 31, 2021 and 2020, accrued interest on mortgage loans was $501 thousand and $537 thousand, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of mortgage loans.

Credit Quality Information

All loans were considered to be performing as of both December 31, 2021 and 2020.

Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review. Based on this review, the mortgage loans are assigned an internal risk rating, which management updates when credit risk

RiverSource Life Insurance Co. of New York

changes. Mortgage loans which management has assigned its highest risk rating were nil as of both December 31, 2021 and 2020. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. Total mortgage loan modifications through December 31, 2020 due to the COVID-19 pandemic consisted of 5 loans with a total unpaid balance of $7.3 million. Modifications primarily consisted of short-term forbearance and interest only payments. There were no additional modifications during the year ended December 31, 2021. As of December 31, 2021, there were no loans remaining that were modified due to COVID-19. All loans returned to their normal payment schedules. Total mortgage loans past due were nil as of both December 31, 2021 and 2020.

The tables below present the amortized cost basis of mortgage loans by year of origination and loan-to-value ratio:

(in thousands)	December 31, 2021
	2021	2020	2019	2018	2017	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$—	$—	$—	$—	$—
80% – 100%	2,500	1,940	2,702	2,261	—	1,332	10,735
60% – 80%	1,786	5,913	2,408	3,514	4,255	1,471	19,347
40% – 60%	1,384	7,769	11,767	12,934	8,010	21,749	63,613
<40%	—	6,655	2,675	6,070	10,148	37,336	62,884
Total	$5,670	$22,277	$19,552	$24,779	$22,413	$61,888	$156,579

(in thousands)	December 31, 2020
	2020	2019	2018	2017	2016	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$—	$—	$—	$—	$—
80% – 100%	1,903	5,264	2,328	—	2,407	—	11,902
60% – 80%	7,972	9,713	3,632	3,327	3,079	4,653	32,376
40% – 60%	7,368	4,403	16,771	10,107	3,881	13,853	56,383
<40%	5,694	880	3,002	12,461	3,529	42,693	68,259
Total	$22,937	$20,260	$25,733	$25,895	$12,896	$61,199	$168,920

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31,		December 31,
	2021	2020	2021	2020
	(in thousands)
Pacific	$45,171	$47,925	29%	28%
South Atlantic	27,124	30,108	17	18
Mountain	22,735	22,801	15	13
Middle Atlantic	17,604	21,531	11	13
East North Central	13,621	12,634	9	7
West North Central	13,224	14,579	8	9
West South Central	7,669	8,212	5	5
East South Central	5,629	5,970	4	4
New England	3,802	5,160	2	3

	156,579	168,920	100%	100%

Less: allowance for credit losses	859	2,075

Total	$155,720	$166,845

RiverSource Life Insurance Co. of New York

Concentrations of credit risk of mortgage loans by property type were as follows:

	Loans		Percentage
	December 31,		December 31,
	2021	2020	2021	2020
	(in thousands)
Retail	$45,906	$48,272	29%	29%
Apartments	44,365	49,786	28	29
Industrial	30,310	31,885	19	19
Office	18,023	19,939	12	12
Mixed use	7,883	8,302	5	5
Other	10,092	10,736	7	6

	156,579	168,920	100%	100%

Less: allowance for credit losses	859	2,075

Total	$155,720	$166,845

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Troubled Debt Restructurings

There were no loans accounted for as a troubled debt restructuring by the Company during the years ended December 31, 2021, 2020 and 2019. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

Management updates market-related inputs on a quarterly basis and implements model changes related to the living benefit valuation. In addition, management conducts its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2021 primarily reflected a favorable impact from lower surrenders on variable annuities with living benefits and spread changes on universal life products. The impact of unlocking to DAC for the year ended December 31, 2020 primarily reflected updates to interest rate assumptions, partially offset by a favorable impact from lower surrenders on annuity contracts with a withdrawal benefit. The impact of unlocking to DAC for the year ended December 31, 2019 primarily reflected updated mortality assumptions on UL and VUL insurance products and lower surrender rate assumptions on variable annuities, partially offset by an unfavorable impact from updates to assumptions on utilization of guaranteed withdrawal benefits.

The balances of and changes in DAC were as follows:

(in thousands)	2021	2020	2019
Balance at January 1	$162,650	$174,062	$177,196
Capitalization of acquisition costs	15,039	14,537	19,062
Amortization	(12,277)	(13,599)	(10,536)
Amortization, impact of valuation assumptions review	5,981	(4,677)	(356)
Impact of change in net unrealized (gains) losses on securities	3,865	(7,673)	(11,304)
Balance at December 31	$175,258	$162,650	$174,062

The balances of and changes in DSIC, which is included in Other assets, were as follows:

(in thousands)	2021	2020	2019
Balance at January 1	$8,596	$10,096	$12,066
Capitalization of sales inducement costs	52	59	60
Amortization	(934)	(730)	(896)
Amortization, impact of valuation assumptions review	102	(902)	95
Impact of change in net unrealized (gains) losses on securities	282	73	(1,229)
Balance at December 31	$8,098	$8,596	$10,096

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

RiverSource Life Insurance Co. of New York

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual UL and VUL insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retains the remaining risk. This reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2010. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2021 and 2020, traditional life and UL insurance policies in force were $11.5 billion and $11.4 billion, respectively, of which $8.1 billion as of both December 31, 2021 and 2020 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Direct premiums	$26,456	$29,441	$32,695
Reinsurance ceded	(11,040)	(11,742)	(11,643)
Net premiums	$15,416	$17,699	$21,052

Policy and contract charges are presented on the Statements of Income net of $9.3 million, $8.5 million and $7.9 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2021, 2020 and 2019, respectively.

The amount of claims recovered through reinsurance on all contracts was $16.0 million, $22.7 million and $18.4 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Reinsurance recoverables include $143.4 million and $141.6 million related to LTC risk ceded to Genworth as of December 31, 2021 and 2020, respectively.

Policyholder account balances, future policy benefits and claims include $1.4 million and $1.5 million related to previously assumed reinsurance arrangements as of December 31, 2021 and 2020, respectively.

RiverSource Life Insurance Co. of New York

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2021	2020
Policyholder account balances
Fixed annuities(1)	$779,580	$801,476
Variable annuity fixed sub-accounts	268,266	268,830
UL/VUL insurance	193,239	190,878
IUL insurance	143,396	124,665
Other life insurance	28,265	29,870
Total policyholder account balances	1,412,746	1,415,719
Future policy benefits
Variable annuity GMWB	97,348	136,924
Variable annuity GMAB(2)	(2,705)	(542)
Other annuity liabilities	8,896	11,561
Fixed annuity life contingent liabilities	74,672	80,411
Life and DI insurance	66,569	70,504
LTC insurance	355,747	357,716
UL/VUL and other life insurance additional liabilities	84,319	81,079
Total future policy benefits	684,846	737,653
Policy claims and other policyholders’ funds	8,879	15,638
Total policyholder account balances, future policy benefits and claims	$2,106,471	$2,169,010

(1)	Includes fixed deferred annuities and non-life contingent fixed payout annuities.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of both December 31, 2021 and 2020 reported as a contra liability.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. In 2020, the Company discontinued sales of fixed deferred annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.23% to 9.38% as of December 31, 2021, depending on year of issue, with an average rate of approximately 3.7%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 11 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GMDB and GMIB provisions. See Note 12 and Note 16 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 16 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

RiverSource Life Insurance Co. of New York

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 2.3% to 10% as of December 31, 2021. Anticipated interest rates for DI policies ranged from 3.0% to 7.5% as of December 31, 2021 and for LTC policies ranged from 5.0% to 5.7% as of December 31, 2021.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 6.0% for DI and LTC claims, respectively, as of December 31, 2021.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2021	2020
Variable annuity	$4,897,176	$4,647,548
VUL insurance	534,001	473,946
Other insurance	1,084	903
Total	$5,432,261	$5,122,397

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

RiverSource Life Insurance Co. of New York

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2021				December 31, 2020
Variable Annuity Guarantees by Benefit Type(1) (in thousands, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$3,981,649	$3,893,764	$212	68	$3,763,679	$3,673,185	$210	68
Five/six-year reset	472,012	306,636	337	68	455,790	292,486	382	68
One-year ratchet	526,810	514,172	704	71	506,958	494,418	292	70
Five-year ratchet	157,344	153,695	72	69	161,472	157,507	56	68
Total — GMDB	$5,137,815	$4,868,267	$1,325	68	$4,887,899	$4,617,596	$940	68
GMIB	$14,253	$12,895	$57	72	$12,653	$11,311	$88	71
GMWB:
GMWB	$119,783	$119,419	$27	75	$124,413	$124,059	$2	74
GMWB for life	2,999,127	2,996,699	333	69	2,860,105	2,854,447	182	69
Total — GMWB	$3,118,910	$3,116,118	$360	69	$2,984,518	$2,978,506	$184	69
GMAB	$196,030	$196,030	$5	61	$218,850	$218,515	$—	61

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2021		December 31, 2020
(in thousands, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$470,385	68	$471,997	67

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2019	$816	$306	$25,740	$(1,895)	$44,685
Incurred claims	(174)	(99)	27,864	(2,092)	10,317
Paid claims	(72)	—	—	—	(3,522)
Balance at December 31, 2019	570	207	53,604	(3,987)	51,480
Incurred claims	806	(9)	83,320	3,445	15,959
Paid claims	(447)	—	—	—	(5,364)
Balance at December 31, 2020	929	198	136,924	(542)	62,075
Incurred claims	680	(10)	(39,577)	(2,163)	10,183
Paid claims	(2)	—	—	—	(2,490)
Balance at December 31, 2021	$1,607	$188	$97,347	$(2,705)	$69,768

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

RiverSource Life Insurance Co. of New York

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2021	2020
Mutual funds:
Equity	$2,889,953	$2,666,142
Bond	1,486,601	1,544,298
Other	502,889	419,740
Total mutual funds	$4,879,443	$4,630,180

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2021, 2020 and 2019.

12.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2021
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$961,862	$45,834	$1,007,696
Residential mortgage backed securities	—	340,303	—	340,303
Commercial mortgage backed securities	—	328,313	—	328,313
State and municipal obligations	—	138,896	—	138,896
Asset backed securities	—	22,798	—	22,798
Foreign government bonds and obligations	—	2,038	—	2,038
U.S. government and agency obligations	110	—	—	110
Total Available-for-Sale securities	110	1,794,210	45,834	1,840,154
Cash equivalents	—	370,121	—	370,121
Other assets:
Interest rate derivative contracts	—	75,145	—	75,145
Equity derivative contracts	1,459	252,365	—	253,824
Foreign exchange derivative contracts	—	547	—	547
Total other assets	1,459	328,057	—	329,516
Separate account assets at net asset value (“NAV”)				5,432,261	(1)
Total assets at fair value	$1,569	$2,492,388	$45,834	$7,972,052

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$51,617	$51,617
GMWB and GMAB embedded derivatives	—	—	71,065	71,065	(2)
Total policyholder account balances, future policy benefits and claims	—	—	122,682	122,682	(3)
Other liabilities:
Interest rate derivative contracts	—	36,683	—	36,683
Equity derivative contracts	4	194,211	—	194,215
Foreign exchange derivative contracts	52	—	—	52
Total other liabilities	56	230,894	—	230,950
Total liabilities at fair value	$56	$230,894	$122,682	$353,632

RiverSource Life Insurance Co. of New York

	December 31, 2020
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$1,044,410	$64,484	$1,108,894
Residential mortgage backed securities	—	250,997	—	250,997
Commercial mortgage backed securities	—	321,764	—	321,764
State and municipal obligations	—	157,985	—	157,985
Asset backed securities	—	31,676	—	31,676
Foreign government bonds and obligations	—	2,212	—	2,212
U.S. government and agency obligations	111	—	—	111
Total Available-for-Sale securities	111	1,809,044	64,484	1,873,639
Cash equivalents	—	261,893	—	261,893
Other assets:
Interest rate derivative contracts	—	88,052	—	88,052
Equity derivative contracts	872	163,462	—	164,334
Foreign exchange derivative contracts	7	723	—	730
Total other assets	879	252,237	—	253,116
Separate account assets at NAV				5,122,397	(1)
Total assets at fair value	$990	$2,323,174	$64,484	$7,511,045

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$52,327	$52,327
GMWB and GMAB embedded derivatives	—	—	116,490	116,490	(4)
Total policyholder account balances, future policy benefits and claims	—	—	168,817	168,817	(5)
Other liabilities:
Interest rate derivative contracts	—	50,738	—	50,738
Equity derivative contracts	2,369	51,002	—	53,371
Foreign exchange derivative contracts	2	—	—	2
Total other liabilities	2,371	101,740	—	104,111
Total liabilities at fair value	$2,371	$101,740	$168,817	$272,928

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $81.1 million of individual contracts in a liability position and $10.0 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2021.

(3)	The Company’s adjustment for nonperformance risk resulted in a $34.0 million cumulative decrease to the embedded derivatives as of December 31, 2021.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $121.7 million of individual contracts in a liability position and $5.2 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2020.

(5)	The Company’s adjustment for nonperformance risk resulted in a $40.2 million cumulative decrease to the embedded derivatives as of December 31, 2020.

RiverSource Life Insurance Co. of New York

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for- Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance at January 1, 2021	$64,484		$(52,327)		$(116,490)		$(168,817)
Total gains (losses) included in:
Net income	(66	)(1)	(4,136	)(2)	73,798	(3)	69,662
Other comprehensive income (loss)	(1,237)		—		—		—
Issues	—		(299)		(21,012)		(21,311)
Settlements	(9,341)		5,145		(7,361)		(2,216)
Transfers into Level 3	33,041		—		—		—
Transfers out of Level 3	(41,047)		—		—		—
Balance at December 31, 2021	$45,834		$(51,617)		$(71,065)		$(122,682)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2021	$(61	)(1)	$(4,136	)(2)	$71,262	(3)	$67,126
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2021	$(962)		$—		$—		$—

	Available-for- Sale Securities		Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance at January 1, 2020	$64,484		$(47,214)		$(32,326)		$(79,540)
Total gains (losses) included in:
Net income	(71	)(1)	(4,566	)(2)	(59,884	)(3)	(64,450)
Other comprehensive income (loss)	1,503		—		—		—
Purchases	5,441		—		—		—
Issues	—		(4,896)		(20,634)		(25,530)
Settlements	(6,873)		4,349		(3,646)		703
Balance at December 31, 2020	$64,484		$(52,327)		$(116,490)		$(168,817)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2020	$(71	)(1)	$(4,566	)(2)	$(62,930	)(3)	$(67,496)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets and liabilities held at December 31, 2020	$1,504		$—		$—		$—

	Available-for-Sale Securities				Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance at January 1, 2019	$108,823	$50	$108,873		$(31,504)		$(9,642)		$(41,146)
Total gains (losses) included in:
Net income	(34)	—	(34	)(1)	(10,734	)(2)	(1,908	)(3)	(12,642)
Other comprehensive income (loss)	3,017	8	3,025		—		—		—
Purchases	—	2,000	2,000		—		—		—
Issues	—	—	—		(9,000)		(20,553)		(29,553)
Settlements	(47,322)	(188)	(47,510)		4,024		(223)		3,801
Transfers out of Level 3	—	(1,870)	(1,870)		—		—		—
Balance at December 31, 2019	$64,484	$—	$64,484		$(47,214)		$(32,326)		$(79,540)
Changes in unrealized gains (losses) in net income relating to assets and liabilities held at December 31, 2019	$(15)	$—	$(15	)(1)	$(10,734	)(2)	$(1,726	)(3)	$(12,460)

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.

RiverSource Life Insurance Co. of New York

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $(4.2) million, $11.3 million and $(8.9) million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2021, 2020 and 2019, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2021
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$45,816	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.8%	–	1.9%	1.3%
IUL embedded derivatives	$51,617	Discounted cash flow	Nonperformance risk(2)	65 bps			65	bps
GMWB and GMAB embedded derivatives	$71,065	Discounted cash flow	Utilization of guaranteed withdrawals(3)(4)	0.0%	–	48.0%	10.9%
			Surrender rate(5)	0.1%	–	55.7%	3.6%
			Market volatility(6)(7)	4.3%	–	16.8%	10.8%
			Nonperformance risk(2)	65 bps			65	bps

	December 31, 2020
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$64,467	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.0%	–	3.3%	1.5%
IUL embedded derivatives	$52,327	Discounted cash flow	Nonperformance risk(2)	65 bps			65	bps
GMWB and GMAB embedded derivatives	$116,490	Discounted cash flow	Utilization of guaranteed withdrawals(3)(4)	0.0%	–	48.0%	11.0%
			Surrender rate(5)	0.1%	–	73.5%	3.7%
			Market volatility(6)(7)	4.3%	–	17.1%	11.0%
			Nonperformance risk(2)	65 bps			65	bps

(1)

The weighted average for the spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(3)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(4)

The weighted average utilization rate represents the average assumption for the current year, weighting each policy evenly. The calculation excludes policies that have already started taking withdrawals.

(5)

The weighted average surrender rate is weighted based on the benefit base of each contract and represents the average assumption in the current year including the effect of a dynamic surrender formula.

(6)	Market volatility represents the implied volatility of fund of funds and managed volatility funds.
(7)	The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert

RiverSource Life Insurance Co. of New York

future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds. The fair value of corporate bonds classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2021 and 2020. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of certain variable annuity riders and IUL products.

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value as the present value of future expected benefit payments less the present value of future expected rider fees attributable to the embedded derivative feature. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to implied volatility as

RiverSource Life Insurance Co. of New York

well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of December 31, 2021 and 2020. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

During the years ended December 31, 2021 and 2020, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2021
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$155,720	$—	$—	$162,999	$162,999
Policy loans	52,068	—	52,068	—	52,068

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$782,398	$—	$—	$914,709	$914,709
Separate account liabilities – investment contracts	4,124	—	4,124	—	4,124

	December 31, 2020
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$166,845	$—	$—	$175,982	$175,982
Policy loans	48,712	—	48,712	—	48,712

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$804,299	$—	$—	$982,120	$982,120
Separate account liabilities – investment contracts	4,057	—	4,057	—	4,057

See Note 7 for additional information on mortgage loans and policy loans.

Policyholder account balances, future policy benefits and claims includes fixed annuities in deferral status, non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

RiverSource Life Insurance Co. of New York

13.  RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $23.1 million, $24.1 million and $26.3 million for the years ended December 31, 2021, 2020 and 2019, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income Taxes

The Company’s taxable income and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due to Ameriprise Financial for federal income taxes was $698 thousand and $19.0 million as of December 31, 2021 and 2020, respectively.

Lines of Credit

The Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of the Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2021 and 2020.

Dividends or Distributions

During 2021, 2020 and 2019, the Company paid cash dividends or distributions of nil, nil and $43.0 million, respectively, to RiverSource Life. For dividend or other distributions from the Company, advance notification was provided to the New York Department prior to payments. See Note 14 for additional information.

14.  STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The State of New York has adopted the NAIC Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles. In addition, New York has prescribed certain reserve requirements that differ from those required under NAIC statutory accounting principles. As of December 31, 2021 and 2020, application of these New York prescribed practices which deviate from the NAIC requirements resulted in a decrease to the Company’s statutory surplus of $149.2 million and $128.9 million, respectively. The Company’s RBC would not have triggered a regulatory event without the application of these prescribed practices.

The more significant differences between NAIC statutory accounting principles and GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends or distributions and those dividends or distributions exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends or distributions in a calendar year which exceed the greater of (i) 10% of statutory surplus as of the immediately preceding year-end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the immediately preceding year-end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain (loss) from operations was $63.6 million, $13.8 million and $(2.9) million for the years ended December 31, 2021, 2020 and 2019, respectively.

RiverSource Life Insurance Co. of New York

Comparisons of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) were as follows:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Net Income
Net income, per accompanying GAAP financial statements	$70,104	$41,672	$59,099
Net income (loss), SAP basis(1)	6,125	(46,207)	(82,785)
Difference	$63,979	$87,879	$141,884

	December 31,
(in thousands)	2021	2020
Shareholder’s Equity
Shareholder’s equity, per accompanying GAAP financial statements	$559,333	$530,234
Capital and surplus, SAP basis(2)	309,105	305,353
Difference	$250,228	$224,881

(1)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

(2)	Includes unassigned surplus of $200.2 million and $196.4 million as of December 31, 2021 and 2020, respectively.

As of December 31, 2021 and 2020, bonds carried at $110 thousand and $111 thousand, respectively, were on deposit with the State of New York as required by law.

15.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2021
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$323,686	$—	$323,686	$(56,063)	$(266,282)	$—	$1,341
OTC cleared	5,189	—	5,189	(2,555)	—	—	2,634
Exchange-traded	641	—	641	(56)	—	—	585
Total derivatives	$329,516	$—	$329,516	$(58,674)	$(266,282)	$—	$4,560

	December 31, 2020
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$249,810	$—	$249,810	$(61,916)	$(183,931)	$—	$3,963
OTC cleared	3,175	—	3,175	(1,109)	—	—	2,066
Exchange-traded	131	—	131	(131)	—	—	—
Total derivatives	$253,116	$—	$253,116	$(63,156)	$(183,931)	$—	$6,029

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

RiverSource Life Insurance Co. of New York

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2021
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$228,339	$—	$228,339	$(56,063)	$(36,429)	$(135,700)	$147
OTC cleared	2,555	—	2,555	(2,555)	—	—	—
Exchange-traded	56	—	56	(56)	—	—	—
Total derivatives	$230,950	$—	$230,950	$(58,674)	$(36,429)	$(135,700)	$147

	December 31, 2020
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$100,631	$—	$100,631	$(61,916)	$(1,220)	$(37,258)	$237
OTC cleared	1,109	—	1,109	(1,109)	—	—	—
Exchange-traded	2,371	—	2,371	(131)	—	—	2,240
Total derivatives	$104,111	$—	$104,111	$(63,156)	$(1,220)	$(37,258)	$2,477

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 16 for additional disclosures related to the Company’s derivative instruments.

16.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 15 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Co. of New York

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2021			December 31, 2020
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in thousands)		Assets(1)	Liabilities(2)(3)		Assets(1)	Liabilities(2)(3)
Derivatives not designated as hedging instruments
Interest rate contracts	$3,340,500	$75,145	$36,683	$3,404,600	$88,052	$50,738
Equity contracts	1,922,156	253,824	194,215	1,428,409	164,334	53,371
Foreign exchange contracts	54,825	547	52	41,993	730	2
Total non-designated hedges	5,317,481	329,516	230,950	4,875,002	253,116	104,111
Embedded derivatives
GMWB and GMAB(4)	N/A	—	71,065	N/A	—	116,490
IUL	N/A	—	51,617	N/A	—	52,327
Total embedded derivatives	N/A	—	122,682	N/A	—	168,817
Total derivatives	$5,317,481	$329,516	$353,632	$4,875,002	$253,116	$272,928

N/A Not applicable

(1)	The fair value of freestanding derivative assets is included in Other assets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of GMWB and GMAB and IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the Company’s derivative liabilities after considering the effects of master netting arrangements, cash collateral held by the same counterparty and the fair value of net embedded derivatives was $258.5 million and $208.6 million as of December 31, 2021 and 2020, respectively. See Note 15 for additional information related to master netting arrangements and cash collateral.

(4)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2021 included $81.1 million of individual contracts in a liability position and $10.0 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2020 included $121.7 million of individual contracts in a liability position and $5.2 million of individual contracts in an asset position.

See Note 12 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of both December 31, 2021 and 2020, investment securities with a fair value of nil were received as collateral to meet contractual obligations under derivative contracts, of which nil may be sold, pledged or rehypothecated by the Company. As of both December 31, 2021 and 2020, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2021 and 2020, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year ended December 31, 2021
Interest rate contracts	$—	$(49,439)
Equity contracts	4,552	(38,592)
Foreign exchange contracts	—	477
GMWB and GMAB embedded derivatives	—	45,425
IUL embedded derivatives	1,009	—
Total gain (loss)	$5,561	$(42,129)
Year ended December 31, 2020
Interest rate contracts	$—	$90,348
Equity contracts	2,991	(32,970)
Foreign exchange contracts	—	(231)
GMWB and GMAB embedded derivatives	—	(84,164)
IUL embedded derivatives	(217)	—
Total gain (loss)	$2,774	$(27,017)
Year ended December 31, 2019
Interest rate contracts	$—	$59,242
Equity contracts	5,524	(67,523)
Foreign exchange contracts	—	76
GMWB and GMAB embedded derivatives	—	(22,684)
IUL embedded derivatives	(6,710)	—
Total gain (loss)	$(1,186)	$(30,889)

RiverSource Life Insurance Co. of New York

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions primarily using options, swaptions, swaps and futures.

The deferred premium associated with certain of the above options and swaptions is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options and swaptions as of December 31, 2021:

(in thousands)	Premiums Payable	Premiums Receivable
2022	$1,034	$—
2023	560	—
2024	319	—
2025	160	—
2026	23,700	—
Total	$25,773	$—

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of the IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of this product, the Company enters into equity and index options and futures contracts.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 15 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2021 and 2020, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $165.6 million and $35.1 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2021 and 2020 was $165.6 million and $35.0 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2021 and 2020 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil and $111 thousand, respectively.

17.  SHAREHOLDER’S EQUITY

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Co. of New York

The following table presents the amounts related to each component of unrealized gains (losses) on securities in OCI and AOCI:

(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Balance of AOCI at January 1, 2019			$(430)
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$102,606	$(21,546)	81,060
Reclassification of net (gains) losses on securities included in net income(2)	22	(5)	17
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(44,455)	9,335	(35,120)
Total other comprehensive income (loss)	58,173	(12,216)	45,957
Balance of AOCI at December 31, 2019			45,527
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	59,055	(12,401)	46,654
Reclassification of net (gains) losses on securities included in net income(2)	(611)	128	(483)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(26,156)	5,493	(20,663)
Total other comprehensive income (loss)	32,288	(6,780)	25,508
Balance of AOCI at December 31, 2020			71,035
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	(53,907)	11,321	(42,586)
Reclassification of net (gains) losses on securities included in net income(2)	(10,377)	2,179	(8,198)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	12,379	(2,600)	9,779
Total other comprehensive income (loss)	$(51,905)	$10,900	(41,005)
Balance of AOCI at December 31, 2021			$30,030

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).

18.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2021	2020	2019
Current income tax
Federal	$22,663	$18,213	$17,365
State and local	624	84	131
Total current income tax	23,287	18,297	17,496
Deferred federal income tax	(7,895)	(10,626)	(8,503)
Total income tax provision	$15,392	$7,671	$8,993

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2021	2020	2019
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Dividends received deduction	(2.3)	(4.4)	(3.3)
Foreign tax credit, net of addback	(1.2)	—	(4.2)
Other	0.5	(1.0)	(0.3)
Income tax provision	18.0%	15.6%	13.2%

The increase in the effective tax rate for the year ended December 31, 2021 compared to 2020 was primarily due to higher pre-tax income relative to tax preferred items. The increase in the effective tax rate for the year ended December 31, 2020 compared to 2019 was primarily due to decreased foreign tax credits, net of addback.

RiverSource Life Insurance Co. of New York

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2021 and 2020. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in thousands)	2021	2020
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$57,902	$66,993
Investment related	10,691	—
Other	49	46
Gross deferred income tax assets	68,642	67,039
Deferred income tax liabilities
Deferred acquisition costs	29,289	27,725
Net unrealized gains on Available-for Sale securities	10,165	21,064
Investment related	—	7,689
Deferred sales inducement costs	1,815	1,978
Other	91	96
Gross deferred income tax liabilities	41,360	58,552
Net deferred income tax assets	$27,282	$8,487

Based on analysis of the Company’s tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of both December 31, 2021 and 2020.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in thousands)	2021	2020	2019
Balance at January 1	$372	$397	$573
Reductions based on tax positions related to the current year	(26)	(25)	(26)
Additions for tax positions of prior years	—	—	358
Audit settlements	—	—	(508)
Balance at December 31	$346	$372	$397

If recognized, approximately $218 thousand, $218 thousand and $65 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2021, 2020 and 2019, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by $346 thousand in the next 12 months due to Internal Revenue Service (“IRS”) settlements.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $11 thousand, $15 thousand and $16 thousand in interest and penalties for the years ended December 31, 2021, 2020 and 2019, respectively. As of December 31, 2021 and 2020, the Company had a payable of $74 thousand and $63 thousand, respectively, related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax return of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The federal statute of limitations are closed on years through 2015, except for one issue for 2014 and 2015 which was claimed on amended returns. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2016 through 2020. Ameriprise Financial’s or its subsidiaries’, including the Company’s, state income tax returns are currently under examination by various jurisdictions for years ranging from 2015 through 2019.

19.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

As of December 31, 2021 and 2020, the Company’s funding commitments for mortgage loan commitments was $3.4 million and nil, respectively.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2021, these guarantees range from 1% to 5%.

RiverSource Life Insurance Co. of New York

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examinations or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.

These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s financial condition, results of operations or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

Guaranty Fund Assessments

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in the State of New York. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

As of both December 31, 2021 and 2020, the Company had no accrual established for estimated future guaranty fund assessments.

SAI9020_12_A01_(04/22)

PART C: OTHER INFORMATION
Item 30. Exhibits—Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.
(a)(1)	Copy of Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed electronically as exhibit (a)(1) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(a)(2)	Copy of Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of Merger band subsequent name changes, dated Aug. 29, 2006, filed electronically as Exhibit 1.11 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691, is incorporated herein by reference.
(b)	Not applicable.
(c)	Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York for Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource of New York Variable Annuity Account 2 (previously ACL Variable Annuity Account 2), RiverSource Endeavor Select (SM) Variable Annuity, RiverSource Innovations (SM) Select Variable Annuity and RiverSource Innovations (SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated herein by reference.
(d)(1)	Copy of Flexible Premium Variable Life Insurance Policy (VUL 6) filed electronically as Exhibit (d)(1) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227507 on or about August 7, 2020, is incorporated herein by reference.
(d)(2)	Copy of Flexible Premium Variable Adjustable Life Insurance Policy (VUL 6) filed electronically as Exhibit (d)(1) to Initial Registration Statement File No. 333-227507 on or about September 24, 2018 is incorporated herein by reference.
(d)(3)	Copy of Flexible Premium Variable Life Insurance Policy filed electronically as Exhibit (d)(1) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(d)(4)	Copy of Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit (d)(2) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(d)(5)	Copy of Waiver of Specified Premium Rider for Total Disability filed electronically as Exhibit (d)(3) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(d)(6)	Copy of Children’s Level Term Insurance Rider filed electronically as Exhibit (d)(4) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(d)(7)	Copy of Accidental Death Benefit Rider filed electronically as Exhibit (d)(5) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(d)(8)	Copy of Accelerated Benefit Rider for Terminal Illness filed electronically as Exhibit (d)(12) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(9)	Copy of Automatic Increase Benefit Rider filed electronically as Exhibit 1.A.(5)(f) to Pre-Effective Amendment No. 1 to Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(10)	Copy of Overloan Protection Benefit filed electronically as Exhibit (d)(8) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(d)(11)	Copy of AdvanceSource (R) Accelerated Benefit Rider for Chronic Illness filed electronically as Exhibit (d)(11) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(12)	Copy of Endorsement to the Flexible Premium Variable Life Insurance Policy (VUL IV/VUL IV-ES) filed electronically as Exhibit (d)(13) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(13)	Copy of Indexed Account Endorsement filed electronically as Exhibit (d)(11) to Post-Effective Amendment No. 7 to Registration Statement No. 333-183262 is incorporated herein by reference.
(d)(14)	Copy of Accounting Value Increase Rider filed electronically as Exhibit (d)(12) to Post-Effective Amendment No. 6 to Registration Statement No. 333-183262 is incorporated herein by reference.
(d)(15)	Copy of Death Benefit Option 3 Endorsement filed electronically as Exhibit (d)(13) to Post-Effective Amendment No. 6 to Registration Statement No. 333-183262 is incorporated herein by reference.
(e)(1)	Form of Application for Life and Disability Income Insurance filed electronically as Exhibit (e)(1) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(e)(2)	Form of Application for the Accelerated Benefit Rider for Chronic Illness filed electronically as Exhibit (e)(2) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.

(e)(3)	Form of Distribution of Policy Value Endorsement is filed electronically as Exhibit (e)(3) to Post-Effective Amendment No. 2 to Registration Statement No. 333-227507 in incorporated herein by reference.
(f)(1)	Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec. 31, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement 333-44644 is incorporated herein by reference.
(f)(2)	Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(g)(1)	Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and Reinsurer, identified as Treaty 1111 filed electronically as exhibit (g)(1) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(2)	Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1111 filed electronically as exhibit (g)(2) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(3)	Redacted copy of the Third Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1111 filed electronically as exhibit (g)(3) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(4)	Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and Reinsurer, identified as Treaty 1121 filed electronically as exhibit (g)(4) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(5)	Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1121 filed electronically as exhibit (g)(5) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(6)	Redacted copy of the Second Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1121 filed electronically as exhibit (g)(6) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(7)	Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and Reinsurer, identified as Treaty 1131 filed electronically as exhibit (g)(7) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(8)	Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(8) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(9)	Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(9) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(10)	Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(1) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(11)	Redacted copy of the Eighth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(11) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(12)	Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(12) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(13)	Redacted copy of the Tenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(13) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(14)	Redacted copy of the Eleventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(14) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(15)	Redacted copy of the Twelfth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(15) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(16)	Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and Reinsurer, identified as Treaty 1141 filed electronically as exhibit (g)(16) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(17)	Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(17) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(18)	Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(18) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(19)	Redacted copy of the Sixth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(19) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(20)	Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(20) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(21)	Redacted copy of the Eighth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(21) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(22)	Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(22) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(23)	Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and Reinsurer, identified as Treaty 1151 filed electronically as exhibit (g)(23) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(24)	Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(24) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(25)	Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(25) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(26)	Redacted copy of the Eighth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(26) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(27)	Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(27) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(28)	Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(28) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(29)	Redacted copy of the Seventeenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(29) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(30)	Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(30) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(31)	Redacted copy of the Twentieth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(31) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(32)	Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and Reinsurer, identified as Treaty 1161 filed electronically as exhibit (g)(32) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(33)	Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(33) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(34)	Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(34) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(35)	Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(35) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(36)	Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(36) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(37)	Redacted copy of the Fourteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(37) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(38)	Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(38) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(39)	Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(39) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(40)	Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(40) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(41)	Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and Reinsurer, identified as Treaty 1171 filed electronically as exhibit (g)(41) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(42)	Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(42) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(43)	Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(43) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(44)	Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(44) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(45)	Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(45) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(46)	Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(46) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(47)	Redacted copy of the Seventeenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(47) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(48)	Redacted copy of the Nineteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(48) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(h)(1)	Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit(h) (2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(2)	Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(3)	Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.
(h)(4)	Copy of Amended and Restated Participation Agreement dated August 1, 2005, by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise Financial Services Inc. (formerly American Express Financial Advisors Inc.) filed electronically as Exhibit (h)(8) to Post-Effective Amendment No. 21 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(5)	Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Janus Aspen Series filed electronically as Exhibit 27(h)(9) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(6)	Copy of Participation Agreement Among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006, filed electronically as Exhibit (h)(10) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(7)	Copy of Fund Participation Agreement dated April 2, 2007, among RiverSource Life Insurance co. of New York, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.22 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No.333-139764 on or about April 28, 2008, is incorporated herein by reference.
(h)(8)	Copy of Fund Participation Agreement dated May 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit (h) (13) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(9)	Copy of Participation Agreement dated January 1, 2007, by and among, Wells Fargo Variable Trust, RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC filed electronically as Exhibit(h)(16) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(10)	Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.4 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.
(h)(11)	Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company of New York, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.
(h)(12)	Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.
(h)(13)	Copy of Fund Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York, BlackRock Variable Series Funds, Inc. and BlackRock Investments, LLC filed electronically as Exhibit 8.14 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 is incorporated herein by reference.
(h)(14)	Copy of Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc., DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, DWS Investments Distributors, Inc. and Deutsche Investment Management Americas Inc. filed electronically as Exhibit 8.15 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 is incorporated herein by reference.
(h)(15)	Copy of Fund Participation Agreement dated March 2, 2006, by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management, Inc. and IDS Life Insurance Company filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(16)	Copy of Fund Participation Agreement dated April 30, 2013, by and among ALPS Variable Investment Trust, ALPS Portfolio Solutions Distributor, Inc., and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No.4 to Registration Statement No. 333-179335 is incorporated herein by reference.
(h)(17)	Copy of Amended and Restated Participation Agreement dated September 1, 2006, by and among IDS Life Insurance Company of New York, Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Fund, Inc.), Legg Mason Partners Variable Portfolios II, Inc. (formerly Greenwich Street Series Fund, formerly Smith Barney Series Fund, formerly Smith Barney Shearson Series Fund, formerly Shearson Series Fund), Legg Mason Partners Variable Portfolios III, Inc. (formerly Travelers Series Fund Inc., formerly Smith BarneyTravelers Series Fund Inc.) and Legg Mason Investor Services, LLC filed electronically as Exhibit 8.14 to Post-Effective Amendment No.22 to Registration Statement No. 333-91691 is incorporated by reference.
(h)(18)	Copy of Amended and Restated Participation Agreement dated April 17,2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. filed electronically as Exhibit(h)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(19)	Copy of Amended and Restated Participation Agreement dated May 1, 2006, among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Distribution, Inc., American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit 8.24 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.
(h)(20)	Copy of Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit 8.27 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No.333-91691 is incorporated herein by reference.
(i)	Not applicable.
(j)	Not applicable.
(k)	Consent and Opinion of Counsel is filed electronically herewith.
(l)	Not applicable.
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm is filed electronically herewith.
(o)	Not applicable.
(p)	Not applicable.
(q)	RiverSource Life Insurance Co. of New York’s Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit (q) to Post-Effective Amendment No. 25 to Registration Statement No. 333-42257 is incorporated herein by reference.
(r)	Not applicable.
(s)	Power of Attorney to sign Amendment to this Registration Statement, dated Jan. 11, 2022 filed electronically as Exhibit (p) to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No.3 to Registration Statement on Form N-4, File No. 333-2230375, is incorporated herein by reference.
Item 31. Directors and Officers of the Depositor The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:
Name	Principal Business Address*	Position and Offices With Depositor
Gumer C. Alvero	1765 Ameriprise Financial Center Minneapolis, MN 55474	Chairman of the Board, President and Chief Executive Officer
Jean B. Keffler	1010 Swingley Rd. Livingston, MT 59047	Director
Michael J. Pelzel		Senior Vice President - Corporate Tax
Stephen P. Blaske		Senior Vice President and Chief Actuary
Mark Gorham		Director and Vice President - Insurance Product Development

Name	Principal Business Address*	Position and Offices With Depositor
Karen M. Bohn	6620 Iroquois Trail Edina, MN 55439	Director
Ronald L. Guzior	BST& Co. CPAs, LLP 26 Computer Drive West Albany, NY 12205	Director
Brian E. Hartert		Director
Jason J. Poor		Director
Shweta Jhanji		Senior Vice President and Treasurer
Paula J. Minella		Secretary
Greg L. Ewing		Vice President, Chief Financial Officer and Controller
Lynn Abbott		Vice President – National Sales Manager and Fund Management
*	Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.
Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Financial, Inc.*	Delaware
Ameriprise Advisor Capital, LLC	Delaware
Ameriprise Advisor Financing, LLC	Delaware
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Signapore
Ameriprise Asset Management Holdings Hong Kong Limited	Hong Kong
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
BMO Global Asset Management (Asia) Limited	Hong Kong
Columbia Threadneedle Investments Japan Co., Ltd.	Japan
Columbia Threadneedle Malaysia Sdn Bhd.	Malaysia
Threadneedle Investments Singapore (Pte.) Ltd.	Singapore
Ameriprise Bank, FSB	Federal
Ameriprise Capital Trust I	Delaware
Ameriprise Capital Trust II	Delaware
Ameriprise Capital Trust III	Delaware
Ameriprise Capital Trust IV	Delaware
Ameriprise Captive Insurance Company	Vermont
Ameriprise Certificate Company	Delaware
Investors Syndicate Development Corporation	Nevada
Ameriprise Holdings, Inc.	Delaware
Ameriprise India LLP[1]	India
Ameriprise India Partner, LLC	Delaware
Ameriprise Trust Company	Minnesota
AMPF Holding, LLC	Minnesota

Parent Company /Subsidiary Name	Jurisdiction
American Enterprise Investment Services Inc.[2]	Minnesota
Ameriprise Financial Services, LLC[2]	Delaware
AMPF Property Corporation	Michigan
Investment Professionals, Inc.[2]	Texas
Columbia Management Investment Advisers, LLC	Minnesota
Advisory Capital Strategies Group Inc.	Minnesota
Columbia Wanger Asset Management, LLC	Delaware
Emerging Global Advisors, LLC	Delaware
GA Legacy, LLC	Delaware
J. & W. Seligman & Co. Incorporated	Delaware
Columbia Management Investment Distributors, Inc.[2]	Delaware
Seligman Partners, LLC[3]	Delaware
Lionstone BBP Limited Partner, LLC	Delaware
Houston BBP, L.P.[4]	Delaware
Lionstone Partners, LLC	Texas
Cash Flow Asset Management GP, LLC	Texas
Cash Flow Asset Management, L.P.[5]	Texas
CREAD Special VAD Limited Partner, LLC	Delaware
Lionstone Advisory Services, LLC	Texas
Lionstone CFRE II Real Estate Advisory, LLC	Delaware
Lionstone Development Services, LLC	Texas
LPL 1111 Broadway GP, LLC	Texas
LPL 1111 Broadway, L.P.[6]	Texas
Lionstone Raleigh Development Partners GP, LLC.	Delaware
Lionstone Raleigh Development Partners, LP7	Delaware
Lionstone RDP Channel House Investors, L.P.	Delaware
Lionstone RDP PCS Phase I Investors, L.P.	Delaware
Lionstone RDP Platform Investors, L.P.	Delaware
Lionstone VA Five, LLC	Delaware
Lionstone US Value-Add Five, L.P.[8]	Delaware
RiverSource CDO Seed Investments, LLC	Minnesota
Columbia Management Investment Services Corp.	Minnesota
Columbia Threadneedle Investments UK International Limited	England & Wales
BMO Global Asset Management (Europe) Limited	England & Wales
BMO Asset Management (Holdings) plc	Scotland
BMO Astraeus III GP LLP

Parent Company /Subsidiary Name	Jurisdiction
Astraeus III FP LP
BMO AM Capital (Group) Limited	Cayman Islands
BMO AM Capital (Holdings) Limited	Cayman Islands
BMO AM Capital (UK) Limited	England & Wales
Thames River Capital Family Benefit Trust	England & Wales
BMO AM Multi-Manager LLP	England & Wales
Thames River Capital LLP	England & Wales
BMO AM Group (Holdings) Limited	England & Wales
BMO AM Group (Management) Limited	England & Wales
BMO AM Holdings Limited	England & Wales
BMO AM Investment Services Limited	England & Wales
BMO Asset Management Limited	England & Wales
F&C Unit Management Limited	England & Wales
FCEM Holdings (UK) Limited	England & Wales
F&C Emerging Markets Limited	England & Wales
F&C (CI) Limited	England & Wales
F&C Private Equity Nominee Limited	England & Wales
BMO Asset Management Luxembourg S.A.9†	Luxembourg
BMO Asset Management Netherlands B.V.	Netherlands
BMO Portugal, Gestão de Patrimónios, S.A.	Portugal
F&C Alternative Investments (Holdings) Limited	England & Wales
F&C Ireland Limited	Ireland
BMO AM Treasury Limited	England & Wales
WAM Holdings Ltd	England & Wales
BMO Fund Management Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
BMO Managers Limited	England & Wales
BMO Asset Management (Services) Limited	Scotland
BMO Global Asset Management (Swiss) GmbH‡	Switzerland
BMO Investment Business Limited	Scotland
BMO PE Co-Investment GP LLP	Scotland
BMO FCIT PE FP LP9	Scotland
BMO PE Co-Investment FP LP9	Scotland
BMO Real Estate Partners LLP[10]	England & Wales
BMO UK Residential Real Estate FCP -RAIF (Associate)	England & Wales
REIT Asset Management Limited	England & Wales
BMO REP (Corporate Services) Limited	England & Wales
F&C REIT Corporate Finance Limited	England & Wales
BMO Real Partners S.à.r.l.	Luxembourg
BMO Real Estate Partners GmbH & Co. KG, München	Germany
BMO Real Estate Partners Verwaltungsgesellschaft mbH, München (General Partner)	Germany
BMO REP Asset Management plc	England & Wales
FOSCA II Manager S.à.r.l.	Luxembourg
BMO REP Property Management Limited	England & Wales
BMO Unit Trust Managers Limited	England
Castle Mount Impact Partners GP LLP
Castle Mount Impact Partners FP LP
F&C Aurora (GP) Limited	Scotland
LPE II (Founding Partner) LP	Scotland
The Aurora Fund (Founder Partner) LP9	Scotland
F&C Climate Opportunity Partners (GP) Limited	Scotland
F&C Climate Opportunity Partners (GP) LP	Scotland
F&C Climate Opportunity Partners (Founder Partner) LP9	Scotland
F&C Equity Partners Holdings Limited	England & Wales
F&C Equity Partners plc	England & Wales
F&C European Capital Partners (GP) Limited	Scotland
F&C European Capital Partners (Founder Partner) LP9	Scotland
F&C European Capital Partners II (GP) Limited	Scotland

Parent Company /Subsidiary Name	Jurisdiction
F&C European Capital Partners II (Founder Partner) LP9	Scotland
F&C European Capital Partners II (GP) LP	Scotland
F&C Finance plc	England & Wales
F&C Group ESOP Trustee Limited	Scotland
F&C Investment Manager plc	England & Wales
FP Asset Management Holdings Limited	England & Wales
BMO Asset Managers Limited	England & Wales
Ivory & Sime (Japan) KK	Japan
Ivory & Sime Limited	Scotland
LGM Investments Limited	England & Wales
Pyrford International Limited	England & Wales
RiverSource Distributors, Inc.[2]	Delaware
RiverSource Life Insurance Company	Minnesota
Columbia Cent CLO Advisers, LLC	Delaware
RiverSource Life Insurance Co. of New York	New York
RiverSource NY REO, LLC	New York
RiverSource REO 1, LLC	Minnesota
RiverSource Tax Advantaged Investments, Inc.	Delaware
AEXP Affordable Housing Portfolio, LLC[11]	Delaware
TAM UK International Holdings Limited	England & Wales
Threadneedle Asset Management Oversight Limited	England & Wales
Ameriprise International Holdings GmbH	Switzerland
Ameriprise Asset Management Holdings GmbH	Switzerland
Threadneedle EMEA Holdings 1, LLC	Minnesota, USA
Threadneedle Asset Management Holdings Sàrl**	Luxembourg
CTM Holdings Limited	Malta
Columbia Threadneedle Investments (ME) Limited	Dubai
TAM Investment Limited	England & Wales
Threadneedle Holdings Limited	England & Wales
TAM UK Holdings Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Threadneedle Asset Management Holdings Limited**	England & Wales
Columbia Threadneedle Foundation	England & Wales
TC Financing Limited	England & Wales
Threadneedle Asset Management Limited	England & Wales
Threadneedle Investment Services Limited	England & Wales
Threadneedle Asset Management (Nominees) Limited	England & Wales
Convivo Asset Management Limited	England & Wales
Sackville TIPP Property (GP) Limited	England & Wales
Threadneedle Investment Advisors Limited	England & Wales
Threadneedle Portfolio Managers Limited	England & Wales
Threadneedle Asset Management Finance Limited	England & Wales
TMS Investment Limited	Jersey
Threadneedle International Fund Management Limited	England & Wales
Threadneedle International Limited	England & Wales
Threadneedle Investments (Channel Islands) Limited	Jersey
Threadneedle Investments Limited	England & Wales
Threadneedle Management Services Limited	England & Wales
Threadneedle Capital Management Limited	England & Wales
Threadneedle Pension Trustees Limited	England & Wales
Threadneedle Securities Limited	England & Wales
Threadneedle Navigator ISA Manager Limited	England & Wales
Threadneedle Pensions Limited	England & Wales
Threadneedle Portfolio Services AG	Switzerland
Threadneedle Portfolio Services Limited	England & Wales
Threadneedle Property Investments Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Sackville (CTESIF) 2&3 GP Sàrl	Luxembourg
Sackville LCW (GP) Limited	England & Wales
Sackville LCW Sub LP 1 (GP) Limited	England & Wales
Sackville LCW Nominee 1 Limited	England & Wales
Sackville LCW Nominee 2 Limited	England & Wales
Sackville LCW Sub LP 2 (GP) Limited	England & Wales
Sackville LCW Nominee 3 Limited	England & Wales
Sackville LCW Nominee 4 Limited	England & Wales
Sackville Property (GP) Limited	England & Wales
Sackville Property Atlantic (Jersey GP) Limited	Jersey
Sackville Property Curtis (Jersey GP) Limited	Jersey
Sackville Property Dunsfold (Jersey GP) Limited	Jersey
Sackville Property Hayes (Jersey GP) Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville UKPEC6 Hayes Nominee 2 Limited	Jersey
Sackville Property St James (Jersey GP) Limited	Jersey
Sackville UKPEC9 St James Nominee 1 Limited	Jersey
Sackville UKPEC9 St James Nominee 2 Limited	Jersey
Sackville Property Tower (Jersey GP) Limited	Jersey
Sackville UKPEC7 Tower Nominee 1 Limited	Jersey
Sackville UKPEC7 Tower Nominee 2 Limited	Jersey
Sackville Property Victoria (Jersey GP) Limited	Jersey
Sackville SPF IV Property (GP) Limited	England & Wales
Sackville SPF IV (GP) No. 1 Limited	England & Wales
Sackville SPF IV (GP) No. 2 Limited	England & Wales
Sackville SPF IV (GP) No. 3 Limited	England & Wales
Sackville Tandem Property (GP) Limited	England & Wales
Sackville TPEN Property (GP) Limited	England & Wales
Sackville TSP Property (GP) Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Sackville UK Property Select II (GP) Limited	England & Wales
Sackville UK Property Select II (GP) No. 1 Limited	England & Wales
Sackville UK Property Select II Nominee (1) Limited	England & Wales
Sackville UK Property Select II (GP) No. 2 Limited	England & Wales
Sackville UK Property Select II Nominee (2) Limited	England & Wales
Sackville UK Property Select II (GP) No. 3 Limited	England & Wales
Sackville UK Property Select II Nominee (3) Limited	England & Wales
Sackville UK Property Select III (GP) No. 1 Limited	England & Wales
Sackville UK Property Select III Nominee (1) Limited	England & Wales
Sackville UK Property Select III Nominee (2) Limited	England & Wales
Sackville UK Property Select III (GP) No. 2 Limited	England & Wales
Sackville UK Property Select III Nominee (3) Ltd	England & Wales
Sackville UK Property Select III Nominee (4) Ltd	England & Wales
Sackville UK Property Select III (GP) No. 3 Limited	England & Wales
Sackville UK Property Select III Nominee (5) Ltd	England & Wales
Sackville UK Property Select III Nominee (6) Ltd	England & Wales
Sackville UKPEC1 Leeds (GP) Limited	England & Wales
Sackville UKPEC1 Leeds Nominee 1 Limited	England & Wales
Sackville UKPEC1 Leeds Nominee 2 Limited	England & Wales
Sackville UKPEC2 Galahad (GP) Limited	England & Wales
Sackville UKPEC3 Croxley (GP) Limited	England & Wales
Sackville UKPEC3 Croxley Nominee 1 Limited	England & Wales
Sackville UKPEC3 Croxley Nominee 2 Limited	England & Wales
Sackville UKPEC4 Brentford (GP) Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Threadneedle Property Execution 1 Limited	England & Wales
Threadneedle Property Execution 2 Limited	England & Wales
Threadneedle Unit Trust Manager Limited	England & Wales
Threadneedle Management Luxembourg S.A.	Luxembourg

Unless otherwise indicated all ownership interests are 100%
*	Publicly-traded company (NYSE: AMP)
**	The company has non-voting shares held by third parties
†	Regulated by Luxembourg Authority
‡	FINMA Authorized Representative office of BMO Asset Management Ltd.
[1]	Owned by: Ameriprise Financial, Inc. 100% profit sharing ratio with capital contribution of 124,078,760 INR (Indian currency=rupees) & 10 INR owned each by Columbia Management Investment Advisers, LLC & Ameriprise India Partner, LLC
[2]	Registered broker-dealer
[3]	Managed by members of onshore hedge fund feeders
[4]	Owned by: Lionstone BBP Limited Partner, LLC (2%) & Teacher Retirement System of Texas (98%)
[5]	Owned by: Lionstone Partners, LLC (99%) & Cash Flow Asset Management GP, LLC (1%).
[6]	Owned by: Lionstone Partners, LLC (99.9%) & LPL 1111 Broadway GP, LLC (0.1%)
[7]	Owned by Lionstone Raleigh Development Partners GP, LLC (1.88%), LS Employee Holdings, LLC (0.82%), LORE MUDTC Club AIV, LP (48.65%) and California State Teachers’ Retirement System (48.65%)
[8]	Owned by Lionstone VA Five, LLC (2%), LVA5 Holdings, LLC (1%), Teacher Retirement System of Texas (26.2%), California State Teachers’ Retirement System (26.2%), William Marsh Rice University (5.2%) and Lion Real Estate LLC (39.4%)
[9]	BMO Asset Management (Holdings) plc owns a percentage of the entity
[10]	BMO AM Treasury Limited holds 1 unit
[11]	One-third of this entity is owned by American Express Travel Related Services.
Item 33. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) RiverSource Distributors, Inc. acts as principal underwriter for:
RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:
Name and Principal Business Address*	Positions and Offices with Underwriter
Lynn Abbott	President
Gumer C. Alvero	Chairman of the Board and Chief Executive Officer
Shweta Jhanji	Senior Vice President and Treasurer
Paula J. Minella	Secretary
Michael S. Mattox	Chief Financial Officer
*	The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
(c) RiverSource Distributors Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:
NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	OTHER COMPENSATION
RiverSource Distributors, Inc.	$494,414,780	None	None	None
Item 35. Location of Accounts and Records
The accounts and records of the Registrant are located at the offices of the Depositor RiverSource Life Insurance Co. of New York at 20 Madison Avenue Extension, Albany, NY 12203..
Item 36. Management Services
Not Applicable.
Item 37. Fee Representation
The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant (certifies that it meets all of the requirements for effectiveness of the registration statement under rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and State of Minnesota on this 27th day of April, 2022.
By: RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)
By:	/s/ Gumer C. Alvero**
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 29th day of April, 2022.
RiverSource Life Insurance Company
(Depositor)
By:	/s/ Gumer C. Alvero**
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of April, 2022.
Signature	Title
/s/ Gumer C. Alvero*	Chairman of the Board, President and Chief Executive Officer (Chief Executive Officer)
Gumer C. Alvero
/s/ Michael J. Pelzel*	Senior Vice President – Corporate Tax
Michael J. Pelzel
/s/ Stephen P. Blaske*	Senior Vice President and Chief Actuary
Stephen P. Blaske
/s/ Shweta Jhanji*	Senior Vice President and Treasurer
Shweta Jhanji
/s/ Ronald L. Guzior *	Director
Ronald L. Guzior
/s/ Brian E. Hartert *	Director
Brian E. Hartert
/s/ Karen M. Bohn *	Director
Karen M. Bohn
/s/ Greg L. Ewing*	Vice President, Chief Financial Officer and Controller (Principal Accounting Officer) (Chief Financial Officer)
Gregg L. Ewing
/s/ Jason J. Poor*	Director
Jason J. Poor
/s/ Mark Gorham*	Director, Vice President – Insurance product Development
Mark Gorham
*	Power of Attorney to sign Amendment to this Registration Statement, dated Jan. 11, 2022 filed electronically as Exhibit (p) to RiverSource of New York Variable Annuity Account’s Registration Statement on Form N-4, File No. 333-2230375, is incorporated herein by reference.

/s/ Nicole D. Wood
Nicole D. Wood Assistant General Counsel and Assistant Secretary

Signature	Title
/s/ Gumer C. Alvero*	Chairman of the Board, President and Chief Executive Officer (Chief Executive Officer)
Gumer C. Alvero
/s/ Mark Gorham*	Director and Vice President - Insurance Product Development
Mark Gorham
/s/ Jason J. Poor*	Director
Jason J. Poor
/s/ Stephen P. Blaske*	Senior Vice President and Chief Actuary
Stephen P. Blaske
/s/ Karen M. Bohn*	Director
Karen M. Bohn
/s/ Ronald L. Guzior*	Director
Ronald L. Guzior
/s/ Shweta Jhanji*	Senior Vice President and Treasurer
Shweta Jhanji
/s/ Gregg L. Ewing *	Vice President, Chief Financial Officer and Controller (Principal Accounting Officer) (Chief Financial Officer)
Gregg L. Ewing
/s/ Michael J. Pelzel *	Senior Vice President – Corporate Tax
Michael J. Pelzel
/s/ Brian E. Hartert *	Director
Brian E. Hartert
*Signed pursuant to Power of Attorney to sign Amendments to this Registration Statement, dated March 17, 2021, filed electronically herewith to Registrant’s Pre-Effective No. 1, by:
/s/ Nicole D. Wood
Nicole D. Wood Assistant General Counsel and Assistant Secretary

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 9
TO REGISTRATION STATEMENT NO. 333-227507
This Registration Statement is comprised of the following papers and documents:
The Cover Page.
PART A.
Prospectus for:
RiverSource (R) Variable Universal Life 6 Insurance
PART B.
The Statement of Additional Information and Financial Statements relating to RiverSource of New York Account 8.
Part C.
Other Information.
Signatures.
Exhibits.

EXHIBIT INDEX
(k)	Consent and Opinion of Counsel.
(n)	Consent of Independent Registered Public Accounting Firm.